UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

Item 1.	Reports to Stockholders.

DECEMBER 31, 2006

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 2

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

SUPPLEMENT DATED FEBRUARY 16, 2007

TO THE PROSPECTUSES DATED MAY 1, 2006 OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN FLEX CAP GROWTH SECURITIES FUND

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME SECURITIES FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

FRANKLIN LARGE CAP VALUE SECURITIES FUND

FRANKLIN MONEY MARKET FUND

FRANKLIN REAL ESTATE FUND

FRANKLIN RISING DIVIDENDS SECURITIES FUND

FRANKLIN SMALL CAP VALUE SECURITIES FUND

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

FRANKLIN U.S. GOVERNMENT FUND

FRANKLIN ZERO COUPON FUND — MATURING IN DECEMBER 2010

MUTUAL DISCOVERY SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

TEMPLETON GLOBAL ASSET ALLOCATION FUND

TEMPLETON GLOBAL INCOME SECURITIES FUND

TEMPLETON GROWTH SECURITIES FUND (THE “FUNDS”)

The prospectuses of the Funds are amended by adding the following after the first paragraph in the section titled “Overview”:

Shares of the Funds may also be offered to and purchased by other investment companies. Throughout this prospectus and the Statement of Additional Information, references to “Contracts,” “Contract Owners,” and “Insurers,” each defined below, may also include such investment company purchasers where appropriate.

Please keep this supplement for future reference.

SUPP-1

FRANKLIN FLEX CAP GROWTH SECURITIES FUND

This annual report for Franklin Flex Cap Growth Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06
	1-Year	Since Inception (3/1/05)
Average Annual Total Return	+5.20%	+6.11%

*The Fund’s manager and administrator agreed in advance to waive or limit their respective fees and to assume, if needed, as their own certain expenses otherwise payable by the Fund (other than certain expenses including litigation, indemnification or other extraordinary events). If the manager and administrator had not taken this action, the Fund’s total return would have been lower. After 4/30/07, the fee waiver may be discontinued at any time, upon notice to the Board of Trustees.

Total Return Index Comparison

for Hypothetical $10,000 Investment (3/1/05–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 3000® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Flex Cap Growth Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFC-1

Fund Goal and Main Investments: Franklin Flex Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies across the entire market capitalization spectrum that the manager believes have the potential for capital appreciation.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 3000 Growth Index, which had a +9.46% total return for the same period.1

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.2

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.3

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in smaller, newer or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may invest a substantial portion of its assets in California, which may involve increased volatility associated with economic or regulatory developments in the state. The Fund also invests in technology stocks, which can be highly volatile. The Fund’s prospectus also includes a description of the main investment risks.

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The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader Standard & Poor’s 500 Index (S&P 500) returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.4 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As “bottom-up” investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that we believe present a good trade-off between that potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, and strong management are all factors we believe may contribute to strong growth potential.

In choosing individual equity investments, we consider sectors that we believe have growth potential and fast growing, innovative companies within those sectors. In evaluating sector weightings in the Fund’s investment portfolio, we consider, but may deviate from, the relative weightings of sectors in the Russell 3000 Growth Index.

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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Manager’s Discussion

During the 12 months under review, the communications sector had the greatest positive impact on Fund performance relative to the benchmark Russell 3000 Growth Index. This was largely due to the Fund’s overweighting in the sector as well as its investment in Mexico-based America Movil, which was not an index component. Despite political unrest in Mexico, the company continued to benefit from strong growth in the Latin American wireless telecommunications market. Also within the communications sector, the Fund’s NII Holdings (formerly Nextel International) investment boosted returns.

Our overweighted allocation in finance benefited the Fund’s relative results as did an overweighted position and stock selection in transportation. Within these sectors, our holdings in Chicago Mercantile Exchange Holdings and Expeditors International of Washington contributed the most to Fund returns. During the past year, the Fund also gained from capital-markets related companies such as E*TRADE Financial (sold by period-end) as well as newer investments in The Goldman Sachs Group in the investment banking arena, and Nuveen Investments and T. Rowe Price Group in the asset management area.

Several sectors negatively impacted the Fund. Our underweighted allocation and stock selection in consumer services detracted most from relative performance. In particular, not holding any cable and satellite TV stocks hurt the Fund as several companies in the industry delivered strong returns. The retail trade sector also hindered Fund performance during the reporting period. Although our underweighted position contributed to the Fund’s relative performance, our CVS holding was a detractor as the company’s stock price declined following their announcement of a bid for Caremark. Based on our analysis, we still believe that the fundamentals and prospects are positive for CVS, and are optimistic about the nascent development of their MinuteClinic segment.

Top 10 Holdings

Franklin Flex Cap Growth Securities Fund

12/31/06

Company Sector/Industry	% of Total Net Assets

Cognizant Technology Solutions Corp., A	2.3%
Technology Services

NII Holdings Inc.	2.2%
Communications

Roche Holding AG, ADR (Switzerland)	2.2%
Health Technology

Cisco Systems Inc.	2.2%
Electronic Technology

Google Inc., A	2.0%
Technology Services

Microchip Technology Inc.	1.7%
Electronic Technology

Chicago Mercantile Exchange Holdings Inc.	1.7%
Finance

Apple Computer Inc.	1.7%
Electronic Technology

Celgene Corp.	1.6%
Health Technology

America Movil SA de CV, L, ADR (Mexico)	1.6%
Communications

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FFC-4

Our underweighted allocation and stock selection in producer manufacturing also hampered relative returns. Although the technology services sector had a net negative effect on relative performance, on an individual security basis, Cognizant Technology Solutions and Akamai Technologies rose in value and were among the Fund’s top contributors during the period.

Thank you for your participation in Franklin Flex Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Flex Cap Growth Securities Fund – Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,050.90	$4.81
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74

*Expenses are equal to the annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FFC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Flex Cap Growth Securities Fund

Class 2	Year Ended December 31, 2006		Period Ended December 31, 2005[f]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.59		$10.00

Income from investment operations[a]:
Net investment income[b]	0.02		0.03
Net realized and unrealized gains (losses)	0.53		0.57

Total from investment operations	0.55		0.60

Less distributions from net investment income	—	[d]	(0.01)

Net asset value, end of period	$11.14		$10.59

Total return[c]	5.20%		5.99%
Ratios/supplemental data
Net assets, end of period (000’s)	$60,520		$26,935
Ratios to average net assets:
Expenses before waiver and payments by affiliates	1.32%		1.45%	[g]
Expenses net of waiver and payments by affiliates	0.93%	[e]	0.93%	[e,g]
Net investment income	0.19%		0.30%	[g]
Portfolio turnover rate	67.01%		36.58%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	For the period March 1, 2005 (commencement of operations) to December 31, 2005.
[g]	Annualized.

The accompanying notes are an integral part of these financial statements.

FFC-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks 93.3%
Commercial Services 4.9%
Corporate Executive Board Co.	5,000	$438,500
FactSet Research Systems Inc.	11,300	638,224
Moody’s Corp.	9,000	621,540
Robert Half International Inc.	11,000	408,320
SEI Investments Co.	15,000	893,400

		2,999,984

Communications 6.6%
America Movil SA de CV, L, ADR (Mexico)	21,000	949,620
[a]American Tower Corp., A	25,000	932,000
AT&T Inc.	21,000	750,750
[a]NII Holdings Inc.	21,000	1,353,240

		3,985,610

Consumer Non-Durables 2.4%
PepsiCo Inc.	13,000	813,150
The Procter & Gamble Co.	10,000	642,700

		1,455,850

Consumer Services 2.9%
Carnival Corp.	10,000	490,500
[a]Starbucks Corp.	21,000	743,820
The Walt Disney Co.	16,000	548,320

		1,782,640

Distribution Services 1.9%
[a]Beacon Roofing Supply Inc.	25,000	470,500
[a]WESCO International Inc.	11,500	676,315

		1,146,815

Electronic Technology 21.8%
[a]Apple Computer Inc.	12,000	1,018,080
[a]Cisco Systems Inc.	48,000	1,311,840
[a]FLIR Systems Inc.	19,000	604,770
Garmin Ltd. (Cayman Islands)	9,000	500,940
Harris Corp.	17,500	802,550
Hewlett-Packard Co.	19,000	782,610
[a]Juniper Networks Inc.	17,000	321,980
[a]Lam Research Corp.	10,000	506,200
Microchip Technology Inc.	32,000	1,046,400
[a]NETGEAR Inc.	14,500	380,625
[a]Network Appliance Inc.	22,000	864,160
[a]NVIDIA Corp.	19,000	703,190
Precision Castparts Corp.	11,000	861,080
QUALCOMM Inc.	21,000	793,590
[a]Rackable Systems Inc.	12,000	371,640
Rockwell Collins Inc.	7,000	443,030
[a]SiRF Technology Holdings Inc.	16,000	408,320
[a]SunPower Corp., A	10,000	371,700
Texas Instruments Inc.	20,000	576,000
[a]Trimble Navigation Ltd.	10,000	507,300

		13,176,005

FFC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Energy Minerals 1.9%
[a]Newfield Exploration Co.	13,500	$620,325
[a]Southwestern Energy Co.	14,500	508,225

		1,128,550

Finance 10.0%
Assurant Inc.	8,000	442,000
Capital One Financial Corp.	7,000	537,740
CapitalSource Inc.	28,003	764,762
Chicago Mercantile Exchange Holdings Inc.	2,000	1,019,500
The Goldman Sachs Group Inc.	4,000	797,400
Nuveen Investments Inc., A	15,000	778,200
T. Rowe Price Group Inc.	15,000	656,550
Wachovia Corp.	7,357	418,981
Wells Fargo & Co.	18,000	640,080

		6,055,213

Health Services 5.0%
[a]Allscripts Healthcare Solutions Inc.	23,000	620,770
[a]Laboratory Corp. of America Holdings	10,000	734,700
[a]Stericycle Inc.	10,000	755,000
[a]VCA Antech Inc.	28,000	901,320

		3,011,790

Health Technology 11.2%
[a]Amgen Inc.	5,000	341,550
[a]Celgene Corp.	17,000	978,010
[a]Genentech Inc.	6,000	486,780
[a]Gilead Sciences Inc.	12,000	779,160
Johnson & Johnson	12,500	825,250
[a]ResMed Inc.	9,000	442,980
Roche Holding AG, ADR (Switzerland)	15,000	1,344,836
Schering-Plough Corp.	39,000	921,960
[a]Varian Medical Systems Inc.	13,500	642,195

		6,762,721

Industrial Services 0.9%
Smith International Inc.	13,000	533,910

Process Industries 2.4%
Ecolab Inc.	16,000	723,200
Praxair Inc.	12,000	711,960

		1,435,160

Producer Manufacturing 1.9%
[a]Gardner Denver Inc.	8,000	298,480
[a]Goodman Global Inc.	12,400	213,280
United Technologies Corp.	10,000	625,200

		1,136,960

Real Estate Investment Trusts 0.8%
Alexandria Real Estate Equities Inc.	5,000	502,000

Retail Trade 3.3%
CVS Corp.	20,000	618,200
The Home Depot Inc.	10,000	401,600
PETsMART Inc.	15,000	432,900
Target Corp.	10,000	570,500

		2,023,200

FFC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Technology Services 12.3%
[a]Adobe Systems Inc.	21,000	$863,520
[a]Akamai Technologies Inc.	10,000	531,200
[a]Amdocs Ltd.	17,000	658,750
Autodesk Inc.	10,000	404,600
[a]Cognizant Technology Solutions Corp., A	18,000	1,388,880
[a]Google Inc., A	2,600	1,197,249
[a]Internap Network Services Corp.	14,900	296,063
[a]Oracle Corp.	45,000	771,300
Paychex Inc.	23,000	909,420
[a]Salesforce.com Inc.	12,000	437,400

		7,458,382

Transportation 2.7%
C.H. Robinson Worldwide Inc.	15,000	613,350
Canadian National Railway Co. (Canada)	10,000	430,300
Expeditors International of Washington Inc.	14,500	587,250

		1,630,900

Utilities 0.4%
American States Water Co.	6,000	231,720

Total Common Stocks (Cost $49,918,876)		56,457,410

Short Term Investments (Cost $3,698,179) 6.1%
Money Market Fund 6.1%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.97%	3,698,179	3,698,179

Total Investments (Cost $53,617,055) 99.4%		60,155,589
Other Assets, less Liabilities 0.6%		364,883

Net Assets 100.0%		$60,520,472

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FFC-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Flex Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$49,918,876
Cost - Sweep Money Fund (Note 7)	3,698,179

Total cost of investments	$53,617,055

Value - Unaffiliated Issuers	$56,457,410
Value - Sweep Money Fund (Note 7)	3,698,179

Total value of investments	60,155,589
Cash	1,135
Receivables:
Investment securities sold	404,799
Capital shares sold	91,110
Dividends	25,165

Total assets	60,677,798

Liabilities:
Payables:
Investment securities purchased	62,829
Capital shares redeemed	34,385
Affiliates	49,212
Accrued expenses and other liabilities	10,900

Total liabilities	157,326

Net assets, at value	$60,520,472

Net assets consist of:
Paid-in capital	$56,762,074
Undistributed net investment income	89,944
Net unrealized appreciation (depreciation)	6,538,534
Accumulated net realized gain (loss)	(2,870,080)

Net assets, at value	$60,520,472

Class 2:
Net assets, at value	$60,520,472

Shares outstanding	5,431,120

Net asset value and maximum offering price per share	$11.14

The accompanying notes are an integral part of these financial statements.

FFC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Flex Cap Growth Securities Fund
Investment income:
Dividends
Unaffiliated issuers	$335,264
Sweep Money Fund (Note 7)	195,095

Total investment income	530,359

Expenses:
Management fees (Note 3a)	341,705
Administrative fees (Note 3b)	118,630
Distribution fees - Class 2 (Note 3c)	118,864
Unaffiliated transfer agent fees	284
Custodian fees (Note 4)	892
Reports to shareholders	20,188
Professional fees	20,610
Trustees’ fees and expenses	199
Other	4,245

Total expenses	625,617
Expense reductions (Note 4)	(6)
Expenses waived/paid by affiliates (Note 3e)	(184,050)

Net expenses	441,561

Net investment income	88,798

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(2,550,519)
Net change in unrealized appreciation (depreciation) on investments	4,916,590

Net realized and unrealized gain (loss)	2,366,071

Net increase (decrease) in net assets resulting from operations	$2,454,869

The accompanying notes are an integral part of these financial statements.

FFC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Flex Cap Growth Securities Fund
	Year Ended December 31, 2006	Period Ended December 31, 2005[a]

Increase (decrease) in net assets:
Operations:
Net investment income	$88,798	$27,952
Net realized gain (loss) from investments	(2,550,519)	(319,371)
Net change in unrealized appreciation (depreciation) on investments	4,916,590	1,621,944

Net increase (decrease) in net assets resulting from operations	2,454,869	1,330,525
Distributions to shareholders from net investment income - Class 2	(4,680)	(22,315)
Capital share transactions - Class 2 (Note 2)	31,135,049	25,627,024

Net increase (decrease) in net assets	33,585,238	26,935,234
Net assets
Beginning of year	26,935,234	—

End of year	$60,520,472	$26,935,234

Undistributed net investment income included in net assets:
End of year	$89,944	$5,613

[a]	For the period March 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

FFC-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Flex Cap Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 82.47% of the Fund’s shares were held through one insurance company. The Fund offers one class of shares: Class 2.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

FFC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FFC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2006		Period Ended December 31, 2005[a]
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,764,140	$40,594,967	2,626,954	$26,445,805
Shares issued in reinvestment of distributions	453	4,680	1,987	21,385
Shares redeemed	(877,893)	(9,464,598)	(84,521)	(840,166)

Net increase (decrease)	2,886,700	$31,135,049	2,544,420	$25,627,024

[a]	For the period March 1, 2005 (commencement of operations) to December 31, 2005.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $100 million
0.650%	Over $100 million, up to and including $250 million
0.600%	Over $250 million, up to and including $10 billion
0.550%	Over $10 billion, up to and including $12.5 billion
0.525%	Over $12.5 billion, up to and including $15 billion
0.500%	In excess of $15 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s Class 2 shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Voluntary Waiver and Expense Reimbursements

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees through April 30, 2007. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end. After April 30, 2007, Advisors may discontinue this waiver at any time.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryovers expiring in:
2013	$233,183
2014	2,519,198

$2,752,381

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $25.

The tax character of distributions paid during the year ended December 31, 2006 and the period ended December 31, 2005, was as follows:

	Year Ended December 31, 2006	Period Ended December 31, 2005
Distributions paid from ordinary income	$4,680	$22,315

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$53,734,729

Unrealized appreciation	$7,068,028
Unrealized depreciation	(647,168)

Net unrealized appreciation (depreciation)	$6,420,860

Distributable earnings - Undistributed ordinary income	$89,944

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $57,290,575 and $29,181,381, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FFC-20

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 1, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FFC-21

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Flex Cap Growth Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

FFC-22

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

We are pleased to bring you Franklin Global Communications Securities Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+24.56%	+8.98%	+3.61%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was -0.21%.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGC-1

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Goals and Main Investments: Franklin Global Communications Securities Fund seeks capital appreciation and current income. The Fund normally invests at least 80% of its net assets in investments of communications companies anywhere in the world and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which returned +15.78% for the period under review.1 Given that the Fund invests in only a few sectors found within the S&P 500, the Fund’s results versus the S&P 500 are not directly comparable.

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.2

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.3

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. By concentrating in the industries of the utilities sector and by investing predominantly in communications companies, the Fund carries much greater risk of adverse developments affecting that sector, and among those companies, than a Fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

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The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.4 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We are research-driven, fundamental investors. As bottom-up investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise within the communications industry and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular marketing niche, proven technology, sound financial profits and records, or strong management are all factors we believe may contribute to growth in earnings or share price.

Manager’s Discussion

During the 12 months under review, the wireless telecommunications industry provided the greatest contribution to our overall results. We continued to favor wireless more than wireline as we believe strong growth trends could continue. Several factors supported the industry’s overall trends. For example, wireless access in less developed countries with low wireless service penetration rates, or number of users, grew more rapidly than many industry analysts expected. Many of these markets hold the potential for strong wireless growth. Relative global economic stability, combined with the rollout of prepaid wireless plans, also fueled the industry’s growth.

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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America Movil, the greatest single contributor to Fund performance during the reporting period, is Mexico’s dominant wireless service provider and operates wireless service businesses in Brazil, Argentina, Peru, Colombia, Ecuador, Guatemala and El Salvador. These countries’ markets had relatively low wireless penetration rates that experienced rapid growth driven by stabilized economies and the introduction of prepaid wireless plans. Wireless telecommunication is a cost-effective alternative to wireline in these countries.

American Tower, the largest owner and operator of wireless communication towers in the U.S., also helped the Fund’s performance. We believe the company is well positioned to benefit from growing demand for wireless services nationwide. American Tower benefited from increasing network demands driven by additional subscribers, growing mobile voice usage among current subscribers and new wireless applications. The company’s business model has a high level of recurring revenue, as well as solid growth prospects and operating leverage.

Another significant contributor to Fund performance was Rogers Communications, a diversified Canadian communications and media company engaged in three primary lines of business. In Canada, Rogers Wireless is the largest wireless voice and data communications services provider, Rogers Cable is the biggest cable television provider, and Rogers Media owns category-leading media assets with businesses in radio and television broadcasting.

The Fund also had some disappointments. XM Satellite Radio Holdings, the largest single detractor from Fund performance during the reporting period, programs and transmits its satellite radio service to subscribers. The company was impacted by higher costs due to increased competition and inventory issues during the period. However, we liked XM’s subscriber-based business model and large potential market, so we continued to hold the stock.

Top 10 Holdings

Franklin Global Communications Securities Fund

12/31/06

Company Sector/Industry, Country	% of Total Net Assets

America Movil SA de CV, L, ADR	6.7%
Wireless Communications, Mexico

Rogers Communications Inc., B	5.3%
Wireless Communications, Canada

Bharti Airtel Ltd.	4.9%
Diversified Telecommunication Services, India

NII Holdings Inc.	4.8%
Wireless Communications, U.S.

American Tower Corp., A	4.4%
Specialty Telecommunications, U.S.

Reliance Communication Ltd.	3.5%
Diversified Telecommunication Services, India

Grupo Televisa SA, ADR	3.2%
Broadcasting, Mexico

Apple Computer Inc.	3.0%
Computer Processing Hardware, U.S.

China Mobile (Hong Kong) Ltd., ADR	2.9%
Wireless Communications, China

SBA Communications Corp.	2.9%
Wireless Communications, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Yahoo! is a global Internet media company offering an online guide to the web, aggregated information content, communication services and commerce. Despite online advertising becoming mainstream, Yahoo! struggled and detracted from Fund performance as new competitors grew in scale and eroded the company’s market share of advertising dollars. In our analysis of the competitive landscape, we believed the competition would continue; therefore, we sold the stock by period-end.

In addition, Sprint Nextel had a negative impact on Fund performance. The company’s fundamentals deteriorated as the merger of Sprint and Nextel faced some unexpected operational issues. We sold the stock by period-end.

Thank you for your participation in Franklin Global Communications Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Communications Securities Fund – Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,181.90	$5.28
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.96%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Communications Securities Fund

	Year Ended December 31,
Class 1	2006	2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.09	$7.17		$6.32		$4.53	$6.87

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.04		0.05		0.06	0.04
Net realized and unrealized gains (losses)	2.01	1.08		0.87		1.78	(2.33)

Total from investment operations	2.00	1.12		0.92		1.84	(2.29)

Less distributions from net investment income	(0.03)	(0.20)		(0.07)		(0.05)	(0.05)

Net asset value, end of year	$10.06	$8.09		$7.17		$6.32	$4.53

Total return[c]	24.69%	16.12%		14.66%		40.46%	(33.28)%
Ratios/supplemental data
Net assets, end of year (000’s)	$145,425	$138,015		$142,898		$149,480	$130,255
Ratios to average net assets:
Expenses	0.67% [d]	0.65%	[d]	0.64%	[d]	0.64%	0.60%
Net investment income (loss)	(0.13)%	0.63%		0.85%		1.08%	0.83%
Portfolio turnover rate	134.21%	170.40%		178.52%		96.60%	97.75%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Communications Securities Fund

	Year Ended December 31,
Class 2	2006	2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.00	$7.10		$6.28		$4.51	$6.84

Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	0.03		0.04		0.05	0.03
Net realized and unrealized gains (losses)	1.99	1.06		0.84		1.77	(2.32)

Total from investment operations	1.96	1.09		0.88		1.82	(2.29)

Less distributions from net investment income	(0.02)	(0.19)		(0.06)		(0.05)	(0.04)

Net asset value, end of year	$9.94	$8.00		$7.10		$6.28	$4.51

Total return[c]	24.56%	15.79%		14.18%		40.44%	(33.52)%
Ratios/supplemental data
Net assets, end of year (000’s)	$78,975	$38,613		$23,704		$10,719	$1,490
Ratios to average net assets:
Expenses	0.92% [d]	0.90%	[d]	0.89%	[d]	0.89%	0.85%
Net investment income (loss)	(0.38)%	0.38%		0.60%		0.83%	0.58%
Portfolio turnover rate	134.21%	170.40%		178.52%		96.60%	97.75%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Global Communications Securities Fund	Country	Shares	Value
Long Term Investments 98.1%
Common Stocks 97.8%
Advertising/Marketing Services 1.8%
[a]Focus Media Holding Ltd., ADR	China	61,700	$4,096,263

Broadcasting 5.1%
Grupo Televisa SA, ADR	Mexico	264,200	7,136,042
[a]XM Satellite Radio Holdings Inc., A	United States	298,000	4,306,100

			11,442,142

Cable/Satellite Television 2.6%
[a]EchoStar Communications Corp., A	United States	117,500	4,468,525
[a]RRSat Global Communications Network Ltd.	Israel	102,400	1,329,152

			5,797,677

Commercial Printing/Forms 0.5%
[a]Cenveo Inc.	United States	49,500	1,049,400

Computer Communications 4.0%
[a]Cisco Systems Inc.	United States	209,700	5,731,101
[a]Juniper Networks Inc.	United States	174,400	3,303,136

			9,034,237

Computer Peripherals 0.6%
[a]Isilon Systems Inc.	United States	50,500	1,393,800

Computer Processing Hardware 5.0%
[a]Apple Computer Inc.	United States	79,300	6,727,812
[a]Rackable Systems Inc.	United States	146,300	4,530,911

			11,258,723

Data Processing Services 2.0%
[a]NeuStar Inc., A	United States	140,100	4,544,844

Diversified Telecommunication Services 14.9%
Alltel Corp.	United States	77,000	4,656,960
BellSouth Corp.	United States	45,900	2,162,349
[a]Bharti Airtel Ltd.	India	776,845	11,073,761
Cable & Wireless PLC	United Kingdom	1,119,300	3,457,850
PT Telekomunikasi Indonesia, B	Indonesia	1,822,600	2,046,841
[a]Reliance Communication Ltd.	India	745,500	7,964,505
Telus Corp.	Canada	43,700	1,952,079

			33,314,345

Electronics/Appliances 0.8%
Harman International Industries Inc.	United States	16,800	1,678,488

Information Technology Services 1.8%
[a]Amdocs Ltd.	United States	50,100	1,941,375
[a]Level 3 Communications Inc.	United States	388,700	2,176,720

			4,118,095

Internet Software/Services 6.7%
[a]Akamai Technologies Inc.	United States	46,600	2,475,392
[a]Equinix Inc.	United States	45,300	3,425,586
[a]Google Inc., A	United States	13,400	6,170,432
[a]Internap Network Services Corp.	United States	154,000	3,059,980

			15,131,390

Media Conglomerates 1.5%
The Walt Disney Co.	United States	96,740	3,315,280

FGC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Global Communications Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Movies/Entertainment 1.1%
[a]Outdoor Channel Holdings Inc.	United States	183,900	$2,359,437

Recreational Products 7.8%
[a]Activision Inc.	United States	287,500	4,956,500
[a]Electronic Arts Inc.	United States	42,600	2,145,336
Nintendo Co. Ltd.	Japan	22,400	5,814,760
[a]Scientific Games Corp., A	United States	154,800	4,679,604

			17,596,200

Semiconductors 2.9%
[a]Broadcom Corp., A	United States	100,900	3,260,079
[a]Netlogic Microsystems Inc.	United States	100,100	2,171,169
[a]Silicon Laboratories Inc.	United States	29,800	1,032,570

			6,463,818

Specialty Telecommunications 6.6%
[a]American Tower Corp., A	United States	264,802	9,871,819
[a]Crown Castle International Corp.	United States	96,490	3,116,627
[a]Time Warner Telecom Inc., A	United States	93,700	1,867,441

			14,855,887

Telecommunications Equipment 7.3%
Alcatel-Lucent, ADR	France	157,600	2,241,072
[a]Comverse Technology Inc.	United States	173,200	3,656,252
Harris Corp.	United States	47,300	2,169,178
Nokia Corp., ADR	Finland	305,600	6,209,792
QUALCOMM Inc.	United States	28,000	1,058,120
[a]SiRF Technology Holdings Inc.	United States	41,500	1,059,080

			16,393,494

Wireless Communications 24.8%
America Movil SA de CV, L, ADR	Mexico	330,600	14,949,732
China Mobile (Hong Kong) Ltd., ADR	China	150,700	6,513,254
[a]Dobson Communications Corp.	United States	381,400	3,321,994
[a]Leap Wireless International Inc.	United States	28,800	1,712,736
[a]NII Holdings Inc.	United States	165,900	10,690,596
Rogers Communications Inc., B	Canada	402,800	11,994,988
[a]SBA Communications Corp.	United States	236,200	6,495,500

			55,678,800

Total Common Stocks (Cost $147,873,163)			219,522,320

Preferred Stock (Cost $720,899) 0.3%
Telecommunications Equipment 0.3%
[a,b,c]Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES	United States	309,399	720,899

Total Long Term Investments (Cost $148,594,062)			220,243,219

FGC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Global Communications Securities Fund	Country	Principal Amount	Value
Short Term Investment (Cost $6,874,801) 3.1%
Repurchase Agreement 3.1%
[d]Joint Repurchase Agreement, 5.137%, 1/02/07 (Maturity Value $6,878,724)	United States	$6,874,801	$6,874,801

ABN AMRO Bank, N.V., New York Branch (Maturity Value $660,358)

Banc of America Securities LLC (Maturity Value $660,358)

Barclays Capital Inc. (Maturity Value $307,203)

Bear, Stearns & Co. Inc. (Maturity Value $307,203)

BNP Paribas Securities Corp. (Maturity Value $660,358)

Deutsche Bank Securities Inc. (Maturity Value $153,670)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $153,670)

Goldman, Sachs & Co. (Maturity Value $660,358)

Greenwich Capital Markets Inc. (Maturity Value $660,358)

Lehman Brothers Inc. (Maturity Value $674,114)

Merrill Lynch Government Securities Inc. (Maturity Value $660,358)

Morgan Stanley & Co. Inc. (Maturity Value $660,358)

UBS Securities LLC (Maturity Value $660,358)

Collateralized by U.S. Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11; [e]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07; [e]U.S. Treasury Bills, 1/25/07; and U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Investments (Cost $155,468,863) 101.2%			227,118,020
Other Assets, less Liabilities (1.2)%			(2,717,575)

Net Assets 100.0%			$224,400,445

Selected Portfolio Abbreviations

ADR - American Depository Receipt

PIPES - Private Investment in Public Equity Security

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]	See Note 7 regarding restricted securities.
[c]	Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006, the value of this security was $720,899, representing 0.32% of net assets.
[d]	See Note 1(c) regarding joint repurchase agreement.
[e]	The security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

December 31, 2006

Franklin Global Communications Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$148,594,062
Cost - Repurchase agreements	6,874,801

Total cost of investments	$155,468,863

Value - Unaffiliated issuers	$220,243,219
Value - Repurchase agreements	6,874,801

Total value of investments	227,118,020
Receivables:
Investment securities sold	2,071,814
Capital shares sold	172,464
Dividends	112,520

Total assets	229,474,818

Liabilities:
Payables:
Investment securities purchased	3,530,439
Capital shares redeemed	663,469
Affiliates	137,027
Deferred taxes	691,168
Accrued expenses and other liabilities	52,270

Total liabilities	5,074,373

Net assets, at value	$224,400,445

Net assets consist of:
Paid-in capital	$386,614,489
Net unrealized appreciation (depreciation)	70,959,096
Accumulated net realized gain (loss)	(233,173,140)

Net assets, at value	$224,400,445

Class 1:
Net assets, at value	$145,425,428

Shares outstanding	14,462,290

Net asset value and maximum offering price per share	$10.06

Class 2:
Net assets, at value	$78,975,017

Shares outstanding	7,945,400

Net asset value and maximum offering price per share	$9.94

The accompanying notes are an integral part of these financial statements.

FGC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Global Communications Securities Fund
Investment income:
Dividends (net of foreign taxes $53,217)	$757,335
Interest	198,282
Other income (Note 8)	104,061

Total investment income	1,059,678

Expenses:
Management fees (Note 3a)	1,107,827
Distribution fees - Class 2 (Note 3c)	142,257
Custodian fees (Note 4)	37,293
Reports to shareholders	130,733
Registration and filing fees	3,439
Professional fees	33,119
Trustees’ fees and expenses	940
Other	7,563

Total expenses	1,463,171

Net investment income (loss)	(403,493)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	11,861,331
Foreign currency transactions	(77,828)

Net realized gain (loss)	11,783,503

Net change in unrealized appreciation (depreciation) on:
Investments	32,039,760
Translation of assets and liabilities denominated in foreign currencies	(7,417)
Change in deferred taxes on unrealized appreciation	(691,168)

Net change in unrealized appreciation (depreciation)	31,341,175

Net realized and unrealized gain (loss)	43,124,678

Net increase (decrease) in net assets resulting from operations	$42,721,185

The accompanying notes are an integral part of these financial statements.

FGC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Communications Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(403,493)	$920,353
Net realized gain (loss) from investments and foreign currency transactions	11,783,503	19,707,043
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	31,341,175	2,851,340

Net increase (decrease) in net assets resulting from operations	42,721,185	23,478,736

Distributions to shareholders from:
Net investment income:
Class 1	(482,164)	(3,621,935)
Class 2	(123,165)	(604,566)

Total distributions to shareholders	(605,329)	(4,226,501)

Capital share transactions: (Note 2)
Class 1	(23,214,974)	(20,610,682)
Class 2	28,871,476	11,384,685

Total capital share transactions	5,656,502	(9,225,997)

Net increase (decrease) in net assets	47,772,358	10,026,238
Net assets:
Beginning of year	176,628,087	166,601,849

End of year	$224,400,445	$176,628,087

Undistributed net investment income included in net assets:
End of year	$—	$141,906

The accompanying notes are an integral part of these financial statements.

FGC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Global Communications Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 99.79% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FGC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income

FGC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	57,921	$547,073	13,623	$98,643
Shares issued in reinvestment of distributions	58,729	482,164	531,855	3,621,935
Shares redeemed	(2,723,642)	(24,244,211)	(3,415,087)	(24,331,260)

Net increase (decrease)	(2,606,992)	$(23,214,974)	(2,869,609)	$(20,610,682)

Class 2 Shares:
Shares sold	5,693,989	$50,888,577	2,349,088	$17,384,328
Shares issued in reinvestment of distributions	15,150	123,165	89,565	604,566
Shares redeemed	(2,588,691)	(22,140,266)	(951,932)	(6,604,209)

Net increase (decrease)	3,120,448	$28,871,476	1,486,721	$11,384,685

FGC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	Up to and including $100 million
.500%	over $100 million, up to and including $250 million
.450%	over $250 million, up to and including $10 billion
.440%	over $10 billion, up to and including $12.5 billion
.420%	over $12.5 billion, up to and including $15 billion
.400%	in excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, there were no credits earned.

FGC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009	$122,497,033
2010	108,979,162

$231,476,195

During the year ended December 31, 2006, the Fund utilized $12,283,350 of capital loss carryforwards.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $9,170.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$605,329	$4,226,501

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$157,156,639

Unrealized appreciation	$71,691,398
Unrealized depreciation	(1,730,017)

Net unrealized appreciation (depreciation)	$69,961,381

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $262,222,541 and $259,164,333, respectively.

FGC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

7. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
Franklin Global Communications Fund
309,399	Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES	7/13/06	$720,899	$720,899

	Total Restricted Securities (0.32% of Net Assets)

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Global Communications Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Communications Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

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Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Global Communications Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code Code, the Fund designates 43.85% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

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FRANKLIN GROWTH AND INCOME SECURITIES FUND

This annual report for Franklin Growth and Income Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Annual average total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+16.76%	+7.21%	+8.57%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +6.20%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500), the Russell 1000® Value Index and the Lipper VIP Equity Income Funds Classification Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests primarily to predominantly in a broadly diversified portfolio of equity securities that the Fund’s manager considers to be financially strong but undervalued by the market.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned +22.25%, and its peers, as measured by the Lipper VIP Equity Income Funds Classification Average, which returned +18.19% for the period under review.1 The Fund outperformed the broad stock market, as measured by the S&P 500, which returned +15.78%.1 Please note that the Fund invests primarily in stocks with above average dividend yields. As a result, its holdings and returns may differ from those of the Russell benchmark, which is based largely on book value and earnings growth potential, rather than dividend yield.

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.2

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Common stocks with higher dividend yields can be sensitive to interest rate movements. By focusing on particular sectors from time to time, the Fund may carry greater risk of adverse developments in a sector than a fund that invests in a wide variety of sectors. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

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months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core CPI rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.3

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.4 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We are research-driven, fundamental investors, pursuing a disciplined value-oriented strategy. As bottom-up investors focusing primarily on individual securities, we seek companies that offer current dividend yields and present, in our opinion, the best trade-off between valuation, potential earnings growth and business risk. Special emphasis is placed upon dividend yield as we believe that high relative dividend yield can be a good indicator of value.

Manager’s Discussion

Sector allocation decisions and individual stock selection helped the Fund’s overall returns relative to our benchmark indexes during the year under review. On an absolute basis, the Fund’s top contributing sectors were finance, communications, energy minerals, consumer non-durables, electronic technology and utilities.

The finance sector was the largest contributor to the Fund’s returns during the period, as holdings in certain financial conglomerates, asset managers and major banks produced strong absolute returns. The Fund’s overweighted positions relative to the S&P 500 in JPMorgan Chase,

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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Morgan Stanley, Bank of America and Fannie Mae boosted returns. However, continued weakness in Marsh & McLennan combined with an overweighted position, detracted from Fund returns relative to the index.

An overweighted position and stock selection in the communications sector also helped returns, due largely to ownership of BellSouth, a stock that performed particularly well on news that it was being acquired by rival AT&T. Latin American wireless carrier America Movil also performed well and boosted Fund returns.

An underweighted position in the health services sector relative to the S&P 500 aided the Fund. Within that sector, a takeover battle for prescription benefit manager Caremark Rx helped boost the company’s share price. In addition, underweighted positions in the retail trade and consumer durables sectors helped the Fund’s relative performance.

Certain electronic technology sector stocks offered solid performance for the reporting period, and despite the Fund’s underweighting versus the S&P 500, our stock selection in the sector helped relative performance. For example, defense company Raytheon produced double-digit returns. Elsewhere in electronic technology, we attempted to take advantage of recent share price weakness to add to our position in semiconductor maker Microchip Technology and build a position in Intel.

Our overweighted position and stock selection in the utilities sector was a major contributor to relative Fund performance, as shares of electric generators FirstEnergy and Entergy performed well. We sold our position in FirstEnergy after the shares’ recent share price strength and swapped into a position in electric utility Public Service Enterprise Group, which we believed had growth potential.

In the consumer non-durables sector, a position in Diageo, a leading alcoholic beverage manufacturer and distributor, contributed to Fund performance, as did holdings Unilever, Coca-Cola and brewer Anheuser-Busch.

Within the energy minerals sector, we sought to take advantage of share price strength in Chevron, Exxon Mobil and BP and reduced our holdings in integrated oil companies. On the other hand, we started positions in ConocoPhillips and refiner Sunoco, which detracted from performance during the period. Shares of natural gas producer Chesapeake Energy fell as warm weather led to lower natural gas prices.

Top 10 Holdings

Franklin Growth and Income Securities Fund 12/31/06

Company Sector/Industry	% of Total Net Assets
Chevron Corp.	3.1%
Energy Minerals
Citigroup Inc.	3.0%
Finance
Bank of America Corp.	2.9%
Finance
Exxon Mobil Corp.	2.7%
Energy Minerals
JPMorgan Chase & Co.	2.5%
Finance
AT&T Inc.	2.3%
Communications
Carnival Corp.	2.3%
Consumer Services
General Electric Co.	2.2%
Producer Manufacturing
Morgan Stanley	2.2%
Finance
Intel Corp.	2.1%
Electronic Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Also, a warm winter and hurricane concerns pressured shares of cruise line operator Carnival. We attempted to take advantage of recent share price weakness in Carnival to add to our position. Finally, stock selection in the consumer services, process industries, transportation and energy minerals sectors detracted from relative performance.

As the ratio of dividends paid to earnings remains low from a historical perspective, we believe corporations can continue to grow their dividends at above long-term average rates. Franklin Growth and Income Securities Fund specifically seeks to invest in well-established companies when they sell at attractive valuations and offer favorable dividend yields. We believe the Fund is well positioned to benefit from changing attitudes toward dividends and dividend paying stocks because of their favorable historical investment performance.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Growth and Income Securities Fund Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,120.70	$4.33
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.81%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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SUPPLEMENT DATED FEBRUARY 16, 2007

TO THE PROSPECTUS DATED MAY 1, 2006 OF

FRANKLIN GROWTH AND INCOME SECURITIES FUND,

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The prospectus is amended, effective May 1, 2007, by:

1. Replacing the first and second paragraphs under “Goals and Strategies — Main Investments” as follows:

Under normal market conditions, the Fund invests predominantly in common stocks. The Fund seeks current income through receipt of dividends from its investments. The Fund’s strategy is to invest in a broadly diversified portfolio of equity securities that the Fund’s manager considers to be financially strong, but undervalued by the market. To help identify such companies, the manager uses a current relative yield analysis that focuses on a company’s dividend yield (calculated by dividing a stock’s annual per share dividends by its per share market price). The Fund may also invest a portion of its assets in debt securities.

While the Fund does not concentrate in any one sector, it may make significant investments in the financial services, energy, technology and telecommunications, producer manufacturing, utilities, and health care/pharmaceutical sectors. The manager believes that these sectors tend to have valuation characteristics consistent with the Fund’s goal.

2. Replacing the call out box to read:

The Fund invests predominantly in equity securities.

Please keep this supplement for future reference

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.60	$15.60	$14.44	$11.82	$15.27

Income from investment operations[a]:
Net investment income[b]	0.42	0.42	0.40	0.36	0.39
Net realized and unrealized gains (losses)	2.05	0.15	1.14	2.66	(2.58)

Total from investment operations	2.47	0.57	1.54	3.02	(2.19)

Less distributions from:
Net investment income	(0.43)	(0.43)	(0.38)	(0.40)	(0.42)
Net realized gains	(0.81)	(0.14)	—	—	(0.84)

Total distributions	(1.24)	(0.57)	(0.38)	(0.40)	(1.26)

Net asset value, end of year	$16.83	$15.60	$15.60	$14.44	$11.82

Total return[c]	17.05%	3.71%	10.91%	26.06%	(15.53)%
Ratios/supplemental data
Net assets, end of year (000’s)	$388,751	$405,245	$471,596	$505,393	$455,680
Ratios to average net assets:
Expenses	0.54% [d]	0.51% [d]	0.52% [d]	0.53%	0.53%
Net investment income	2.63%	2.74%	2.77%	2.92%	2.85%
Portfolio turnover rate	23.05%	43.89%	40.15%	43.18%	96.61%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.42	$15.43	$14.31	$11.74	$15.20

Income from investment operations[a]:
Net investment income[b]	0.37	0.38	0.37	0.33	0.34
Net realized and unrealized gains (losses)	2.03	0.15	1.12	2.63	(2.54)

Total from investment operations	2.40	0.53	1.49	2.96	(2.20)

Less distributions from:
Net investment income	(0.39)	(0.40)	(0.37)	(0.39)	(0.42)
Net realized gains	(0.81)	(0.14)	—	—	(0.84)

Total distributions	(1.20)	(0.54)	(0.37)	(0.39)	(1.26)

Net asset value, end of year	$16.62	$15.42	$15.43	$14.31	$11.74

Total return[c]	16.76%	3.51%	10.61%	25.70%	(15.72)%
Ratios/supplemental data
Net assets, end of year (000’s)	$348,724	$313,286	$263,146	$136,824	$38,379
Ratios to average net assets:
Expenses	0.79% [d]	0.76% [d]	0.77% [d]	0.78%	0.78%
Net investment income	2.38%	2.49%	2.52%	2.67%	2.60%
Portfolio turnover rate	23.05%	43.89%	40.15%	43.18%	96.61%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments 98.4%
Common Stocks 94.8%
Commercial Services 1.5%
R. R. Donnelley & Sons Co.	United States	310,400	$11,031,616

Communications 6.0%
Alltel Corp.	United States	121,100	7,324,128
America Movil SA de CV, L, ADR	Mexico	252,800	11,431,616
AT&T Inc.	United States	480,672	17,184,024
BellSouth Corp.	United States	169,000	7,961,590

			43,901,358

Consumer Non-Durables 5.4%
Anheuser-Busch Cos. Inc.	United States	237,000	11,660,400
The Coca-Cola Co.	United States	241,500	11,652,375
Diageo PLC, ADR	United Kingdom	87,100	6,907,901
Unilever NV, N.Y. shs.	Netherlands	357,900	9,752,775

			39,973,451

Consumer Services 3.4%
Carnival Corp.	United States	338,700	16,613,235
Clear Channel Communications Inc.	United States	232,000	8,245,280

			24,858,515

Electronic Technology 7.8%
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	220,000	9,114,600
Intel Corp.	United States	760,000	15,390,000
Microchip Technology Inc.	United States	376,900	12,324,630
Nokia Corp., ADR	Finland	456,600	9,278,112
Raytheon Co.	United States	219,000	11,563,200

			57,670,542

Energy Minerals 9.6%
BP PLC, ADR	United Kingdom	114,400	7,676,240
Chevron Corp.	United States	307,416	22,604,298
ConocoPhillips	United States	204,500	14,713,775
Exxon Mobil Corp.	United States	262,244	20,095,758
Sunoco Inc.	United States	93,200	5,811,952

			70,902,023

Finance 28.1%
AFLAC Inc.	United States	154,200	7,093,200
American International Group Inc.	United States	86,300	6,184,258
Bank of America Corp.	United States	405,512	21,650,286
Capital One Financial Corp.	United States	127,964	9,830,194
CapitalSource Inc.	United States	402,900	11,003,199
Citigroup Inc.	United States	390,600	21,756,420
Fannie Mae	United States	214,800	12,756,972
Freddie Mac	United States	160,700	10,911,530
JPMorgan Chase & Co.	United States	385,070	18,598,881
Marsh & McLennan Cos. Inc.	United States	336,900	10,329,354
Morgan Stanley	United States	199,300	16,228,999
Old Republic International Corp.	United States	315,925	7,354,734
[a]OneBeacon Insurance Group Ltd.	Bermuda	57,600	1,612,800
The St. Paul Travelers Cos. Inc.	United States	223,100	11,978,239
U.S. Bancorp	United States	380,800	13,781,152
Wachovia Corp.	United States	262,800	14,966,460

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Finance (continued)
Washington Mutual Inc.	United States	245,100	$11,149,599

			207,186,277

Health Services 1.2%
Caremark Rx Inc.	United States	158,200	9,034,802

Health Technology 5.5%
Bristol-Myers Squibb Co.	United States	277,000	7,290,640
Eli Lilly and Co.	United States	94,300	4,913,030
GlaxoSmithKline PLC, ADR	United Kingdom	183,300	9,670,908
Pfizer Inc.	United States	588,700	15,247,330
Wyeth	United States	61,700	3,141,764

			40,263,672

Industrial Services 1.2%
Waste Management Inc.	United States	234,100	8,607,857

Non-Energy Minerals 1.4%
Alcoa Inc.	United States	350,800	10,527,508

Process Industries 1.5%
The Dow Chemical Co.	United States	277,800	11,095,332

Producer Manufacturing 7.9%
3M Co.	United States	156,100	12,164,873
Autoliv Inc.	Sweden	113,600	6,850,080
General Electric Co.	United States	442,200	16,454,262
Honeywell International Inc.	United States	252,900	11,441,196
Pitney Bowes Inc.	United States	245,000	11,316,550

			58,226,961

Real Estate Investment Trust 1.0%
iStar Financial Inc.	United States	154,100	7,369,062

Retail Trade 3.0%
Best Buy Co. Inc.	United States	166,600	8,195,054
The Gap Inc.	United States	391,300	7,630,350
Wal-Mart Stores Inc.	United States	141,000	6,511,380

			22,336,784

Technology Services 2.6%
Microsoft Corp.	United States	396,900	11,851,434
Paychex Inc.	United States	184,700	7,303,038

			19,154,472

Transportation 2.1%
J.B. Hunt Transport Services Inc.	United States	432,600	8,985,102
United Parcel Service Inc., B	United States	90,400	6,778,192

			15,763,294

Utilities 5.6%
Dominion Resources Inc.	United States	125,600	10,530,304
Entergy Corp.	United States	32,973	3,044,068
Public Service Enterprise Group Inc.	United States	193,100	12,817,978
TXU Corp.	United States	273,300	14,815,593

			41,207,943

Total Common Stocks (Cost $534,793,221)			699,111,469

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Convertible Preferred Stocks 3.6%
Energy Minerals 1.4%
Chesapeake Energy Corp., 5.00%, cvt. pfd.	United States	79,400	$10,272,375

Finance 1.4%
E*TRADE Financial Corp., 6.125%, cvt. pfd.	United States	345,000	10,070,550

Health Technology 0.8%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	107,600	6,121,364

Total Convertible Preferred Stocks (Cost $25,808,005)			26,464,289

Total Long Term Investments (Cost $560,601,226)			725,575,758

		Principal Amount
Short Term Investment (Cost $5,948,101) 0.8%
Repurchase Agreement 0.8%
[b]Joint Repurchase Agreement, 5.137%, 1/02/07, (Maturity Value $5,951,496)	United States	$5,948,101	5,948,101
ABN AMRO Bank, N.V., New York Branch (Maturity Value $571,344)
Banc of America Securities LLC (Maturity Value $571,344)
Barclays Capital Inc. (Maturity Value $265,794)
Bear, Stearns & Co. Inc. (Maturity Value $265,794)
BNP Paribas Securities Corp. (Maturity Value $571,344)
Deutsche Bank Securities Inc. (Maturity Value $132,956)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $132,956)
Goldman, Sachs & Co. (Maturity Value $571,344)
Greenwich Capital Markets Inc. (Maturity Value $571,344)
Lehman Brothers Inc. (Maturity Value $583,244)
Merrill Lynch Government Securities Inc. (Maturity Value $571,344)
Morgan Stanley & Co. Inc. (Maturity Value $571,344)
UBS Securities LLC (Maturity Value $571,344)

Collateralized by U.S. Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11;
[c]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07, [c]U.S. Treasury Bills,

1/25/07; and U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Investments (Cost $566,549,327) 99.2%			731,523,859
Other Assets, less Liabilities 0.8%			5,951,259

Net Assets 100.0%			$737,475,118

Selected Portfolio Abbreviation

ADR - American Depository Receipt

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]	See Note 1(c) regarding joint repurchase agreement.
[c]	A portion of the security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$560,601,226
Cost - Repurchase agreements	5,948,101

Total cost of investments	$566,549,327

Value - Unaffiliated issuers	$725,575,758
Value - Repurchase agreements	5,948,101

Total value of investments	731,523,859
Receivables:
Investment securities sold	5,987,126
Capital shares sold	152,440
Dividends	901,399

Total assets	738,564,824

Liabilities:
Payables:
Capital shares redeemed	552,287
Affiliates	446,054
Reports to shareholders	85,630
Accrued expenses and other liabilities	5,735

Total liabilities	1,089,706

Net assets, at value	$737,475,118

Net assets consist of:
Paid-in capital	$516,393,243
Undistributed net investment income	17,843,156
Net unrealized appreciation (depreciation)	164,974,532
Accumulated net realized gain (loss)	38,264,187

Net assets, at value	$737,475,118

Class 1:
Net assets, at value	$388,751,378

Shares outstanding	23,101,689

Net asset value and maximum offering price per share	$16.83

Class 2:
Net assets, at value	$348,723,740

Shares outstanding	20,986,161

Net asset value and maximum offering price per share	$16.62

The accompanying notes are an integral part of these financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Growth and Income Securities Fund
Investment income:
Dividends (net of foreign taxes of $106,477)	$21,655,868
Interest	565,768
Other income (Note 7)	327,018

Total investment income	22,548,654

Expenses:
Management fees (Note 3a)	3,450,128
Distribution fees - Class 2 (Note 3c)	805,144
Custodian fees (Note 4)	14,581
Reports to shareholders	351,962
Professional fees	32,898
Trustees’ fees and expenses	3,578
Other	20,444

Total expenses	4,678,735
Expense reductions (Note 4)	(217)

Net expenses	4,678,518

Net investment income	17,870,136

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	40,249,175
Foreign currency transactions	19,083

Net realized gain (loss)	40,268,258

Net change in unrealized appreciation (depreciation) on investments	52,679,425

Net realized and unrealized gain (loss)	92,947,683

Net increase (decrease) in net assets resulting from operations	$110,817,819

The accompanying notes are an integral part of these financial statements.

FGI-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$17,870,136	$19,173,846
Net realized gain (loss) from investments, written options and foreign currency transactions	40,268,258	37,704,793
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	52,679,425	(31,118,975)

Net increase (decrease) in net assets resulting from operations	110,817,819	25,759,664

Distributions to shareholders from:
Net investment income:
Class 1	(10,156,911)	(11,924,016)
Class 2	(7,558,734)	(7,761,039)
Net realized gains:
Class 1	(19,198,119)	(3,769,277)
Class 2	(15,678,017)	(2,607,494)

Total distributions to shareholders	(52,591,781)	(26,061,826)

Capital share transactions: (Note 2)
Class 1	(48,044,550)	(65,863,770)
Class 2	8,762,172	49,956,179

Total capital share transactions	(39,282,378)	(15,907,591)

Net increase (decrease) in net assets	18,943,660	(16,209,753)
Net assets:
Beginning of year	718,531,458	734,741,211

End of year	$737,475,118	$718,531,458

Undistributed net investment income included in net assets:
End of year	$17,843,156	$17,673,234

The accompanying notes are an integral part of these financial statements.

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 80.70% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and 2. Each class of shares differs by distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

f. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	114,159	$1,817,005	141,140	$2,160,279
Shares issued in reinvestment of distributions	2,003,756	29,355,030	1,029,744	15,693,293
Shares redeemed	(4,989,570)	(79,216,585)	(5,433,756)	(83,717,342)

Net increase (decrease)	(2,871,655)	$(48,044,550)	(4,262,872)	$(65,863,770)

Class 2 Shares:
Shares sold	2,218,990	$34,370,276	3,988,669	$60,891,872
Shares issued in reinvestment of distributions	1,603,640	23,236,751	687,569	10,368,533
Shares redeemed	(3,151,790)	(48,844,855)	(1,409,768)	(21,304,226)

Net increase (decrease)	670,840	$8,762,172	3,266,470	$49,956,179

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

FGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$19,793,901	$19,685,055
Long term capital gain	32,797,880	6,376,771

	$52,591,781	$26,061,826

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$567,682,790

Unrealized appreciation	$170,292,696
Unrealized depreciation	(6,451,627)

Net unrealized appreciation (depreciation)	$163,841,069

Undistributed ordinary income	$23,184,753
Undistributed long term capital gains	34,107,571

Distributable earnings	$57,292,324

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $161,511,333 and $241,076,036, respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and was recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following

FGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

7. REGULATORY MATTERS (continued)

the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FGI-22

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FGI-23

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Growth and Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $34,107,950 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 91.49% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

FGI-24

FRANKLIN HIGH INCOME SECURITIES FUND

(FORMERLY FRANKLIN HIGH INCOME FUND)

This annual report for Franklin High Income Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+9.36%	+7.96%	+4.06%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +3.48%.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Current Yield Funds Classification Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Your Fund’s Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests primarily to predominantly in high yield, lower quality debt securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the CS High Yield Index, which returned +11.92%.1 The Fund’s performance was comparable to that of its peers, as measured by the +9.96% return of the Lipper VIP High Current Yield Funds Classification Average.1

Economic and Market Overview

After a strong first quarter, U.S. economic growth slowed during the balance of 2006. Although an improved labor market and higher personal incomes helped support consumer spending, a slowing housing market dampened overall economic growth.

Oil prices reached a historical high during the reporting period, which contributed to a rise in headline, or overall, inflation. However, oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. Many retail goods prices, and thus inflation, also declined. Core inflation, which excludes food and energy costs, experienced some upward pressure during the third quarter, but began to dip at the outset of the fourth quarter. December’s headline Consumer Price Index (CPI) reported a 12-month rise of 2.5%, while core CPI increased 2.6%.2

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate incrementally to 5.25%, and then kept the rate steady from June 30 through the end of the year. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.39% at the beginning of the period to a high of 5.25% on June 28 and then fell to 4.71% on December 31, 2006. Typically, the intermediate portion of the yield curve is largely reflective of the markets’ future inflation expectations. Lower oil prices, in conjunction with relatively stable inflation as well

1. Source: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

as some concerns about the slowing housing market and its potential effect on the economy, contributed to this decline in interest rates.

During the 12 months under review, high-yield corporate bond market performance was somewhat volatile. The yield spread over Treasuries, as measured by the CS High Yield Index, narrowed significantly during the first several months of the period, but then widened during the summer of 2006 before tightening again by year-end. Led by robust equity markets and declining longer-term interest rates, high yield bonds generally delivered relatively healthy returns. Corporate earnings remained strong and positive fundamental credit trends boosted the high yield corporate sector, despite lingering uncertainty over inflation and the direction of interest rates. Moreover, corporations continued to have access to the public and private capital markets, providing ample liquidity for ongoing operations and debt refinancing. As a result, default rates remained near historical lows, which further supported bond trading levels. In addition, new-issue volume increased due to the growing popularity of leveraged buyouts (LBOs). As demand for high yield bonds remained relatively robust, the market was able to absorb the often lower-quality supply from LBOs as it was introduced.

The trend this past year has been for lower-rated bonds to outperform their higher-rated counterparts. However, higher quality issues, which are generally more interest rate sensitive, benefited in the second half of the year from declining intermediate- and longer-term Treasury yields. High yield corporate bonds continued to deliver some of the strongest total returns within the broader fixed income market.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Manager’s Discussion

During the year under review, although the Fund underperformed its benchmark, the CS High Yield Index, its performance was roughly in line with that of its Lipper peer group. Even though we mainly employ a bottom-up security selection process in managing the Fund, we also draw on our fundamental research process to take a broader view of certain industries and relative risk and reward potential. Against a backdrop of a generally robust high yield market, the Fund benefited from its overweighting in the paper industry relative to the CS High Yield Index, which outperformed the broader market.3 Conversely, the Fund also benefited from its underweighted positions in the energy and housing sectors, which underperformed.4

The Fund had some detractors from performance and certain industry weightings had a negative impact on relative returns. For example, the airlines industry, one of the top performing industries during the year, benefited from moderating oil prices, relatively healthy passenger traffic and some industry consolidation. However, due to the industry’s volatile history including poor recoveries and debt restructurings, the Fund has generally avoided investing in airlines, and its lack of direct industry exposure detracted from performance. Fund performance was also hindered by its overweighted positions in gaming and broadcasting.5 Even though we believe both sectors are generally known for their defensive characteristics, they underperformed the broad market due to some stockholder friendly events that

3. The Fund’s paper holdings are in the process industries sector in the SOI.

4. The Fund’s energy holdings are in the energy minerals and the industrial services sectors in the SOI. The Fund’s housing holdings are in the consumer durables and real estate development sectors in the SOI.

5. The Fund’s gaming and broadcasting holdings are in the consumer services sector in the SOI.

Top 10 Sectors/Industries

Franklin High Income Securities Fund

12/31/06

% of Total Net Assets

Consumer Services	17.8%

Process Industries	12.0%

Communications	9.4%

Utilities	7.6%

Consumer Durables	7.4%

Electronic Technology	6.9%

Commercial Services	6.8%

Health Services	5.9%

Energy Minerals	5.4%

Industrial Services	4.2%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

occurred during the year, such as leveraged buyouts and large-scale share repurchase programs. Although these events are considered positive for the companies’ stock prices, their impact for bondholders is often negative.

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,073.70	$4.86
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

SUPPLEMENT DATED SEPTEMBER 12, 2006

TO THE PROSPECTUS DATED MAY 1, 2006

OF

FRANKLIN HIGH INCOME FUND (“FUND”)

Franklin Templeton Variable Insurance Products Trust

The prospectus for the Fund is amended as follows:

1.	Effective October 1, 2006, the name of the Fund will change to “Franklin High Income Securities Fund” and all references to the Fund’s name are changed accordingly.

2.	The name of the portfolio manager with primary responsibility for the investments of the Fund as shown on page FH6 is changed from Patricia Mallon to Patricia O’Connor. All other information remains unchanged.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Year Ended December 31,
Class 1	2006	2005	2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.82	$6.99	$6.81		$5.67	$7.44

Income from investment operations[a]:
Net investment income[b]	0.49	0.48	0.49		0.51	0.63
Net realized and unrealized gains (losses)	0.12	(0.23)	0.15		1.21	(1.30)

Total from investment operations	0.61	0.25	0.64		1.72	(0.67)

Less distributions from net investment income	(0.47)	(0.42)	(0.46)		(0.58)	(1.10)

Net asset value, end of year	$6.96	$6.82	$6.99		$6.81	$5.67

Total return[c]	9.48%	3.72%	10.04%		31.50%	(9.55)%
Ratios/supplemental data
Net assets, end of year (000’s)	$77,641	$87,814	$109,569		$136,218	$111,746
Ratios to average net assets:
Expenses before expense reduction	0.64%	0.60%	0.62%		0.62%	0.63%
Expenses net of expense reduction	0.63%	0.60% [d]	0.62%	[d]	0.62%	0.63%
Net investment income	7.14%	6.96%	7.17%		8.19%	9.92%
Portfolio turnover rate	37.99%	47.60%	59.87%		52.01%	56.01%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 2	2006	2005	2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.71	$6.90	$6.73		$5.62	$7.41

Income from investment operations[a]:
Net investment income[b]	0.46	0.45	0.46		0.48	0.56
Net realized and unrealized gains (losses)	0.13	(0.23)	0.16		1.21	(1.25)

Total from investment operations	0.59	0.22	0.62		1.69	(0.69)

Less distributions from net investment income	(0.45)	(0.41)	(0.45)		(0.58)	(1.10)

Net asset value, end of year	$6.85	$6.71	$6.90		$6.73	$5.62

Total return[c]	9.36%	3.31%	9.87%		31.18%	(9.96)%
Ratios/supplemental data
Net assets, end of year (000’s)	$166,318	$139,413	$122,579		$58,681	$7,326
Ratios to average net assets:
Expenses before expense reduction	0.89%	0.85%	0.87%		0.87%	0.88%
Expenses net of expense reduction	0.88%	0.85% [d]	0.87%	[d]	0.87%	0.88%
Net investment income	6.89%	6.71%	6.92%		7.94%	9.67%
Portfolio turnover rate	37.99%	47.60%	59.87%		52.01%	56.01%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Long Term Investments 96.4%
Corporate Bonds 96.4%
Commercial Services 6.8%
Corrections Corp. of America, senior note, 7.50%, 5/01/11	United States	$2,000,000	$2,070,000
Dex Media Inc., B, 8.00%, 11/15/13	United States	500,000	517,500
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	1,500,000	1,642,500
Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18	United States	2,000,000	2,130,000
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	3,000,000	2,910,000
Lamar Media Corp., senior sub. note,
7.25%, 1/01/13	United States	2,000,000	2,047,500
6.625%, 8/15/15	United States	300,000	298,875
R.H. Donnelley Corp., senior note, 8.875%, 1/15/16	United States	2,000,000	2,110,000
[b]Rental Service Corp., senior note, 144A, 9.50%, 12/01/14	United States	500,000	518,750
United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13	United States	2,300,000	2,320,125

			16,565,250

Communications 9.4%
Centennial Communications Corp., senior note, 10.00%, 1/01/13	United States	2,500,000	2,671,875
Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12	United States	2,500,000	2,737,500
Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08, 10.375% thereafter, 11/15/12	United Kingdom	3,000,000	2,778,750
Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13	Bermuda	3,000,000	3,060,000
[b]MetroPCS Wireless Inc., senior note, 144A, 9.25%, 11/01/14	United States	1,400,000	1,470,000
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	2,200,000	2,409,000
Qwest Communications International Inc., senior note,
7.50%, 2/15/14	United States	1,500,000	1,552,500
B, 7.50%, 2/15/14	United States	2,000,000	2,070,000
[b]Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15	Italy	1,800,000	2,056,500
[b]Windstream Corp., senior note, 144A, 8.625%, 8/01/16	United States	2,000,000	2,200,000

			23,006,125

Consumer Durables 7.4%
Beazer Homes USA Inc., senior note, 8.125%, 6/15/16	United States	2,300,000	2,449,500
Ford Motor Credit Co.,
5.625%, 10/01/08	United States	3,000,000	2,947,191
senior note, 9.875%, 8/10/11	United States	1,500,000	1,605,770
General Motors Acceptance Corp., 6.875%, 8/28/12	United States	5,000,000	5,140,085
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	500,000	467,500
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	1,200,000	1,221,000
KB Home, senior note,
6.25%, 6/15/15	United States	1,700,000	1,596,540
7.25%, 6/15/18	United States	1,200,000	1,177,940
William Lyon Homes Inc., senior note, 7.625%, 12/15/12	United States	1,600,000	1,372,000

			17,977,526

Consumer Non-Durables 3.3%
Dole Foods Co., senior note, 7.25%, 6/15/10	United States	600,000	574,500
Reynolds American Inc., senior secured note, 7.625%, 6/01/16	United States	3,000,000	3,193,602
Smithfield Foods Inc., senior note,
7.00%, 8/01/11	United States	800,000	812,000
7.75%, 5/15/13	United States	1,200,000	1,248,000
Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15	United States	2,500,000	2,175,000

			8,003,102

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Services 17.8%
AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12	United States	$2,000,000	$2,110,000
Boyd Gaming Corp., senior sub. note,
7.75%, 12/15/12	United States	300,000	311,625
6.75%, 4/15/14	United States	1,700,000	1,704,250
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	2,800,000	2,765,000
[c,d]Callahan Nordrhein-Westfallen, senior note, 14.00%, 7/15/10	Germany	2,750,000	275
CanWest Media Inc., senior sub. note, 8.00%, 9/15/12	Canada	2,400,000	2,517,000
CCH II LLC, senior note, 10.25%, 9/15/10	United States	3,500,000	3,679,375
DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13	United States	1,000,000	1,045,000
6.375%, 6/15/15	United States	900,000	867,375
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	2,000,000	1,992,500
[b]Greektown Holdings, senior note, 144A, 10.75%, 12/01/13	United States	2,000,000	2,100,000
Host Marriott LP, senior note, M, 7.00%, 8/15/12	United States	2,000,000	2,040,000
O, 6.375%, 3/15/15	United States	500,000	495,625
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	2,000,000	1,894,274
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	2,415,000	2,312,362
MGM MIRAGE Inc., senior note, 6.625%, 7/15/15	United States	2,500,000	2,393,750
6.875%, 4/01/16	United States	1,000,000	965,000
Pinnacle Entertainment Inc., senior sub. note, 8.25%, 3/15/12	United States	200,000	203,000
8.75%, 10/01/13	United States	2,100,000	2,236,500
Quebecor Media Inc., senior note, 7.75%, 3/15/16	Canada	1,800,000	1,847,250
Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,300,000	2,162,000
[b]Rainbow National Services LLC, senior sub. deb., 144A, 10.375%, 9/01/14	United States	2,300,000	2,567,375
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	1,800,000	1,828,235
senior note, 6.875%, 12/01/13	United States	1,200,000	1,222,375
Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	300,000	286,125
senior sub. note, 6.50%, 2/01/14	United States	300,000	268,125
senior sub. note, 6.875%, 3/01/16	United States	1,900,000	1,714,750

			43,529,146

Electronic Technology 6.9%
[b]Bombardier Inc., senior note, 144A, 8.00%, 11/15/14	Canada	800,000	824,000
DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18	United States	2,100,000	2,173,500
[b]Freescale Semiconductor Inc., senior note, 144A, 8.875%, 12/15/14	United States	3,600,000	3,604,500
L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15	United States	2,500,000	2,425,000
6.375%, 10/15/15	United States	500,000	497,500
[b]NXP BV, 144A, 7.875%, 10/15/14	Netherlands	2,800,000	2,908,500
Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13	United States	2,000,000	1,850,000
8.125%, 3/01/16	United States	300,000	291,750
Solectron Global Finance Ltd., senior sub. note, 8.00%, 3/15/16	United States	2,300,000	2,340,250

			16,915,000

Energy Minerals 5.4%
Chesapeake Energy Corp., senior note, 7.625%, 7/15/13	United States	500,000	529,375
6.25%, 1/15/18	United States	3,000,000	2,902,500
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	2,200,000	2,145,000
Massey Energy Co., senior note, 6.875%, 12/15/13	United States	1,500,000	1,417,500
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	2,500,000	2,575,000
Pogo Producing Co., senior sub. note, 7.875%, 5/01/13	United States	200,000	204,000
6.875%, 10/01/17	United States	2,200,000	2,112,000
[b]Williams Partners LP, 144A, 7.25%, 2/01/17	United States	1,200,000	1,230,000

`			13,115,375

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Health Services 5.9%
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	$2,700,000	$2,767,500
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08	Germany	2,500,000	2,550,000
HCA Inc., senior note, 6.50%, 2/15/16	United States	400,000	339,000
[b]senior secured note, 144A, 9.125%, 11/15/14	United States	3,100,000	3,320,875
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	3,000,000	2,771,250
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,500,000	2,543,750

			14,292,375

Industrial Services 4.2%
Allied Waste North America Inc., senior secured note,
6.50%, 11/15/10	United States	1,100,000	1,108,250
B, 5.75%, 2/15/11	United States	900,000	875,250
El Paso Corp., senior note, 7.875%, 6/15/12	United States	2,000,000	2,155,000
El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10	United States	2,500,000	2,625,000
Hanover Compressor Co., senior note, 7.50%, 4/15/13	United States	1,100,000	1,116,500
Markwest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	2,500,000	2,425,000

			10,305,000

Non-Energy Minerals 1.2%
[b]Novelis Inc., senior note, 144A, 7.25%, 2/15/15	Canada	3,000,000	2,917,500

Process Industries 12.0%
Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15	Canada	2,500,000	2,175,000
BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14	United States	3,030,000	3,363,300
Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10	United States	2,400,000	2,412,000
Crown Americas Inc., senior note, 7.75%, 11/15/15	United States	2,500,000	2,606,250
Graphic Packaging International Corp., senior note, 8.50%, 8/15/11	United States	2,300,000	2,392,000
[b]Huntsman International LLC, senior note, 144A, 7.875%, 11/15/14	United States	800,000	810,000
JSG Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	2,500,000	2,412,500
Lyondell Chemical Co., senior note, 8.00%, 9/15/14	United States	3,000,000	3,127,500
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	3,000,000	3,191,250
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	2,500,000	2,503,125
Rhodia SA, senior note, 10.25%, 6/01/10	France	1,700,000	1,946,500
[b]Verso Paper Holdings LLC, senior secured note, 144A, 9.125%, 8/01/14	United States	2,300,000	2,409,250

			29,348,675

Producer Manufacturing 2.4%
Case New Holland Inc., senior note, 9.25%, 8/01/11	United States	2,700,000	2,872,125
Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13	United States	2,400,000	2,358,000
[c,d]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	—
[b]Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	486,000	523,665

			5,753,790

Real Estate Development 1.1%
Forest City Enterprises Inc., senior note,
7.625%, 6/01/15	United States	2,300,000	2,357,500
6.50%, 2/01/17	United States	300,000	295,500

			2,653,000

Retail Trade 1.0%
[b]Michaels Stores Inc., senior note, 144A, 10.00%, 11/01/14	United States	2,400,000	2,508,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Technology Services 1.3%
SunGard Data Systems Inc.,
senior note, 9.125%, 8/15/13	United States	$900,000	$949,500
senior sub note, 10.25%, 8/15/15	United States	2,100,000	2,252,250

			3,201,750

Transportation 2.7%
Great Lakes Dredge & Dock Co., senior sub. note, 7.75%, 12/15/13	United States	2,200,000	2,156,000
[b]Navios Maritime Holdings, senior note, 144A, 9.50%, 12/15/14	Marshall Islands	2,400,000	2,424,000
TransDigm Inc., senior sub. note, 7.75%, 7/15/14	United States	2,000,000	2,070,000

			6,650,000

Utilities 7.6%
[b]Allegheny Energy Supply, 144A, 8.25%, 4/15/12	United States	2,300,000	2,535,750
Aquila Inc., senior note, 14.875%, 7/01/12	United States	2,000,000	2,620,000
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	2,300,000	2,426,500
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	2,200,000	2,398,000
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	2,500,000	2,550,000
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	900,000	909,000
7.375%, 2/01/16	United States	2,100,000	2,115,750
TXU Corp., senior note, P, 5.55%, 11/15/14	United States	3,000,000	2,863,023

			18,418,023

Total Corporate Bonds (Cost $233,282,977)			235,159,637

		Shares
Common Stock (Cost $89,208) 0.0%
Producer Manufacturing 0.0%
[c,e,f]Goss Holdings Inc., B	United States	44,604	—

Total Long Term Investments (Cost $233,372,185)			235,159,637

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin High Income Securities Fund	Country	Principal Amount	Value
Short Term Investment (Cost $5,048,486) 2.1%
Repurchase Agreement 2.1%
[g]Joint Repurchase Agreement, 5.137%, 1/02/07 (Maturity Value $5,051,368)	United States	$5,048,486	$5,048,486

ABN AMRO Bank, N.V., New York Branch (Maturity Value $484,931)

Banc of America Securities LLC (Maturity Value $484,931)

Barclays Capital Inc. (Maturity Value $225,595)

Bear, Stearns & Co. Inc. (Maturity Value $225,595)

BNP Paribas Securities Corp. (Maturity Value $484,931)

Deutsche Bank Securities Inc. (Maturity Value $112,848)

Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $112,848)

Goldman, Sachs & Co. (Maturity Value $484,931)

Greenwich Capital Markets Inc. (Maturity Value $484,931)

Lehman Brothers Inc. (Maturity Value $495,034)

Merrill Lynch Government Securities Inc. (Maturity Value $484,931)

Morgan Stanley & Co. Inc. (Maturity Value $484,931)

UBS Securities LLC (Maturity Value $484,931)

Collateralized by U.S. Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11; [h]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07; [h]U.S. Treasury Bills, 1/25/07; and U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Investments (Cost $238,420,671) 98.5%			240,208,123
Other Assets, less Liabilities 1.5%			3,750,718

Net Assets 100.0%			$243,958,841

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[b]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the aggregate value of these securities was $36,928,665, representing 15.14% of net assets.

[c]

Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006, the aggregate value of these securities was $275, representing less than 0.01% of net assets.

[d]	See Note 7 regarding defaulted securities.
[e]	Non-income producing for the twelve months ended December 31, 2006.
[f]	See Note 8 regarding restricted securities.
[g]	See Note 1(c) regarding joint repurchase agreement.
[h]	The security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$233,372,185
Cost - Repurchase agreements	5,048,486

Total cost of investments	$238,420,671

Value - Unaffiliated issuers	$235,159,637
Value - Repurchase agreements	5,048,486

Total value of investments	240,208,123
Receivables:
Capital shares sold	44,993
Interest	4,603,035

Total assets	244,856,151

Liabilities:
Payables:
Capital shares redeemed	671,815
Affiliates	182,521
Accrued expenses and other liabilities	42,974

Total liabilities	897,310

Net assets, at value	$243,958,841

Net assets consist of:
Paid-in capital	$360,866,386
Undistributed net investment income	15,626,526
Net unrealized appreciation (depreciation)	1,787,452
Accumulated net realized gain (loss)	(134,321,523)

Net assets, at value	$243,958,841

Class 1:
Net assets, at value	$77,640,698

Shares outstanding	11,147,312

Net asset value and maximum offering price per share	$6.96

Class 2:
Net assets, at value	$166,318,143

Shares outstanding	24,279,786

Net asset value and maximum offering price per share	$6.85

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin High Income Securities Fund
Investment income:
Interest	$17,965,585

Expenses:
Management fees (Note 3a)	1,279,880
Distribution fees - Class 2 (Note 3c)	375,066
Unaffiliated transfer agent fees	1,329
Custodian fees (Note 4)	5,991
Reports to shareholders	142,671
Professional fees	23,098
Trustees’ fees and expenses	1,157
Other	12,874

Total expenses	1,842,066
Expense reductions (Note 4)	(2,464)

Net expenses	1,839,602

Net investment income	16,125,983

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(3,500,966)
Net change in unrealized appreciation (depreciation) on investments	8,189,602

Net realized and unrealized gain (loss)	4,688,636

Net increase (decrease) in net assets resulting from operations	$20,814,619

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$16,125,983	$15,293,854
Net realized gain (loss) from investments and foreign currency transactions	(3,500,966)	(6,300,300)
Net change in unrealized appreciation (depreciation) on investments	8,189,602	(999,764)

Net increase (decrease) in net assets resulting from operations	20,814,619	7,993,790

Distributions to shareholders from:
Net investment income:
Class 1	(5,262,787)	(5,777,829)
Class 2	(9,121,702)	(7,687,760)

Total distributions to shareholders	(14,384,489)	(13,465,589)

Capital share transactions: (Note 2)
Class 1	(12,259,606)	(19,370,691)
Class 2	22,561,846	19,921,472

Total capital share transactions	10,302,240	550,781

Net increase (decrease) in net assets	16,732,370	(4,921,018)
Net assets:
Beginning of year	227,226,471	232,147,489

End of year	$243,958,841	$227,226,471

Undistributed net investment income included in net assets:
End of year	$15,626,526	$13,279,807

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin High Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 94.12% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

Effective October 1, 2006, the Franklin High Income Fund was renamed the Franklin High Income Securities Fund.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	512,532	$3,388,740	2,210,590	$15,049,406
Shares issued in reinvestment of distributions	814,673	5,262,787	875,428	5,777,829
Shares redeemed	(3,056,921)	(20,911,133)	(5,875,701)	(40,197,926)

Net increase (decrease)	(1,729,716)	$(12,259,606)	(2,789,683)	$(19,370,691)

Class 2 Shares:
Shares sold	7,703,760	$51,288,226	11,482,203	$77,747,143
Shares issued in reinvestment of distributions	1,431,978	9,121,702	1,180,916	7,687,760
Shares redeemed	(5,618,386)	(37,848,082)	(9,666,289)	(65,513,431)

Net increase (decrease)	3,517,352	$22,561,846	2,996,830	$19,921,472

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2007	$2,294,320
2008	26,944,467
2009	14,152,532
2010	46,366,314
2011	24,711,916
2012	9,009,590
2013	6,321,190
2014	40,420

$129,840,749

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $4,480,774.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$14,384,489	$13,465,589

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$239,190,769

Unrealized appreciation	$7,514,828
Unrealized depreciation	(6,497,474)

Net unrealized appreciation (depreciation)	$1,017,354

Distributable earnings - undistributed ordinary income	$16,396,625

Net investment income and net realized capital gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $98,917,574 and $84,494,696, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 96.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

7. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2006, the aggregate value of these securities was $275, representing less than 0.01% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
44,604	[a]Goss Holdings Inc., B	11/17/99	$89,208	$—

	Total Restricted Securities (0.00% of Net Assets)			$—

[a]	The Fund also invests in unrestricted securities of the issuer, valued at $0 as of December 31, 2006.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

9. REGULATORY MATTERS (continued)

lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Securities Fund, formerly Franklin High Income Fund, (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FRANKLIN INCOME SECURITIES FUND

We are pleased to bring you Franklin Income Securities Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+18.24%	+12.36%	+9.65%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +9.68%.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Lehman Brothers (LB) U.S. Aggregate Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the S&P 500 and the LB U.S. Aggregate Index, which had total returns of +15.78% and +4.33%.1

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.2

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.3

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.4 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the period under review, strong returns from common stocks benefited performance. Within equities, electric utilities, the portfolio’s largest sector weighting, delivered positive total returns as investors focused on the industry’s solid fundamental conditions including rising demand for power and renewed efforts to increase capacity and improve infrastructure. Investments that contributed to returns included FirstEnergy, Entergy, FPL Group, The Southern Co. and Public Service Enterprise Group.

Many of our health technology stocks, primarily of major pharmaceutical companies such as Merck & Co., Pfizer, Bristol-Myers Squibb and

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Johnson & Johnson, benefited the Fund as company performance improved and investors seemed to focus on the potential long-term value of drug development. Earlier investor pessimism related to short-term challenges including drug safety issues, patent challenges and generic competition gradually shifted to a more balanced view due to strong credit ratings and dividends, operational improvement initiatives targeted by new management, and long-term growth potential from new drug development.

Communications sector investments in BellSouth, AT&T and Verizon Communications benefited the Fund. Investor optimism regarding recent sector consolidation and prospects for improved financial performance due to scale and network synergies (AT&T acquired BellSouth during the period) contributed to strong relative performance. Based on our analysis, an initiative among communication companies to include video services may increase the quality of their offerings to consumers, and enhance company finances and the sector’s competitive position.

Energy minerals stocks also positively impacted Fund performance as crude oil prices remained historically high throughout the period. Major integrated oil companies Chevron and Canadian Oil Sands Trust contributed to the Fund’s return.

Despite the Fund’s positive return, some stocks negatively impacted performance during the reporting period. Detractors included finance sector holdings Freddie Mac and North Fork Bancorp, which agreed during the period to merge with Capital One Financial. Higher interest rate fears and the possible negative impact on consumer credit quality from a slowing economy challenged these companies.

Within fixed income, the rise in long-term interest rates during the period pressured returns. The 10-year U.S. Treasury yield increased from 4.39% on December 31, 2005, to 4.71% on December 31, 2006. Non-investment grade credit yield spreads over Treasuries declined during the period under review, and the Fund benefited from focusing its fixed income holdings in credit-sensitive products rather than interest-rate sensitive holdings.

As we utilized our credit research capabilities, our emphasis on security selection rather than broad exposure to non-investment grade corporate bonds contributed to performance. Fixed income holdings from El Paso delivered positive total returns as the company focused on restructuring initiatives, including selling non-core businesses, which enabled the company to reduce total outstanding debt. Similarly, Charter

Top Five Equity Holdings

Franklin Income Securities Fund

12/31/06

Company Sector/Industry	% of Total Net Assets
Pfizer Inc.	2.6%
Health Technology
Public Service Enterprise Group Inc.	2.2%
Electric Utilities
Merck & Co. Inc.	2.0%
Health Technology
Bank of America Corp.	1.4%
Finance
FirstEnergy Corp.	1.3%
Electric Utilities

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Communications (CCH I Holdings) benefited from efforts to broaden the services it provides to core cable customers, including digital and high-definition video, high-speed Internet and telephone service.

Automotive and auto finance bonds (part of consumer durables) also benefited performance as General Motors (GM) and Ford Motor took steps to improve competitiveness and lower costs through reduced capacity and fewer workers. GM sold a majority stake in General Motors Acceptance Corp. (GMAC) to a third party, which helped improve its credit outlook and contributed to a recent credit rating upgrade by Standard & Poor’s.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top Five Bond Holdings

Franklin Income Securities Fund

12/31/06

Issuer Sector/Industry	% of Total Net Assets
General Motors Acceptance Corp.	2.9%
Finance
Ford Motor Credit Co.	2.7%
Consumer Durables
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate	2.6%
Mortgage-Backed Securities
Federal National Mortgage Association (FNMA) Fixed Rate	2.1%
Mortgage-Backed Securities
Tenet Healthcare Corp. Health Services	2.0%

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,115.00	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.72%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.56	$15.89	$14.40	$11.48	$12.96

Income from investment operations[a]:
Net investment income[b]	0.94	0.85	0.83	0.81	0.90
Net realized and unrealized gains (losses)	1.85	(0.56)	1.14	2.79	(0.89)

Total from investment operations	2.79	0.29	1.97	3.60	0.01

Less distributions from:
Net investment income	(0.62)	(0.57)	(0.48)	(0.68)	(1.23)
Net realized gains	(0.08)	(0.05)	—	—	(0.26)

Total distributions	(0.70)	(0.62)	(0.48)	(0.68)	(1.49)

Net asset value, end of year	$17.65	$15.56	$15.89	$14.40	$11.48

Total return[c]	18.47%	1.83%	14.13%	32.10%	(0.37)%
Ratios/supplemental data
Net assets, end of year (000’s)	$458,613	$457,625	$530,742	$537,950	$427,036
Ratios to average net assets:
Expenses	0.47% [d]	0.48% [d]	0.49% [d]	0.51%	0.53%
Net investment income	5.70%	5.44%	5.71%	6.33%	7.40%
Portfolio turnover rate	25.05%	34.76%	44.02%	47.03%	62.00%

[a]The	amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]Benefit	of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.32	$15.67	$14.23	$11.38	$12.88

Income from investment operations[a]:
Net investment income[b]	0.89	0.80	0.80	0.76	0.84
Net realized and unrealized gains (losses)	1.82	(0.55)	1.11	2.77	(0.86)

Total from investment operations	2.71	0.25	1.91	3.53	(0.02)

Less distributions from:
Net investment income	(0.59)	(0.55)	(0.47)	(0.68)	(1.22)
Net realized gains	(0.08)	(0.05)	—	—	(0.26)

Total distributions	(0.67)	(0.60)	(0.47)	(0.68)	(1.48)

Net asset value, end of year	$17.36	$15.32	$15.67	$14.23	$11.38

Total return[c]	18.24%	1.60%	13.85%	31.72%	(0.61)%
Ratios/supplemental data
Net assets, end of year (000’s)	$5,109,373	$2,865,361	$1,631,184	$621,001	$70,130
Ratios to average net assets:
Expenses	0.72% [d]	0.73% [d]	0.74% [d]	0.76%	0.78%
Net investment income	5.45%	5.19%	5.46%	6.08%	7.15%
Portfolio turnover rate	25.05%	34.76%	44.02%	47.03%	62.00%

[a]The

amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based	on average daily shares outstanding.
[c]Total

return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]Benefit	of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments 90.0%
Common Stocks 33.1%
Communications 2.7%
AT&T Inc.	United States	1,499,984	$53,624,428
BellSouth Corp.	United States	1,500,000	70,665,000
Verizon Communications Inc.	United States	700,000	26,068,000

			150,357,428

Electric Utilities 13.5%
Alliant Energy Corp.	United States	350,000	13,219,500
Ameren Corp.	United States	1,000,000	53,730,000
American Electric Power Co. Inc.	United States	600,000	25,548,000
CenterPoint Energy Inc.	United States	300,000	4,974,000
Consolidated Edison Inc.	United States	426,400	20,497,048
Constellation Energy Group	United States	85,000	5,853,950
Dominion Resources Inc.	United States	500,000	41,920,000
DTE Energy Co.	United States	260,500	12,610,805
Duke Energy Corp.	United States	2,060,000	68,412,600
Energy East Corp.	United States	300,000	7,440,000
Entergy Corp.	United States	518,400	47,858,688
FirstEnergy Corp.	United States	1,200,000	72,360,000
FPL Group Inc.	United States	600,000	32,652,000
Hawaiian Electric Industries Inc.	United States	120,000	3,258,000
Pepco Holdings Inc.	United States	130,400	3,391,704
PG&E Corp.	United States	600,000	28,398,000
Pinnacle West Capital Corp.	United States	300,000	15,207,000
Progress Energy Inc.	United States	550,000	26,994,000
Public Service Enterprise Group Inc.	United States	1,871,900	124,256,722
Puget Energy Inc.	United States	1,566,300	39,721,368
The Southern Co.	United States	1,750,000	64,505,000
TECO Energy Inc.	United States	250,000	4,307,500
TXU Corp.	United States	650,000	35,236,500

			752,352,385

Electronic Technology 0.2%
Intel Corp.	United States	500,000	10,125,000

Energy Minerals 2.7%
BP PLC, ADR	United Kingdom	300,000	20,130,000
Canadian Oil Sands Trust	Canada	1,750,000	48,974,469
Chevron Corp.	United States	800,000	58,824,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	313,800	22,213,902

			150,142,371

Finance 4.8%
Bank of America Corp.	United States	1,500,000	80,085,000
CapitalSource Inc.	United States	650,000	17,751,500
Citigroup Inc.	United States	300,000	16,710,000
Fifth Third Bancorp	United States	500,000	20,465,000
JPMorgan Chase & Co.	United States	900,000	43,470,000
[a]OneBeacon Insurance Group Ltd.	Bermuda	747,200	20,921,600
SLM Corp.	United States	850,000	41,454,500
Wachovia Corp.	United States	100,000	5,695,000
Washington Mutual Inc.	United States	402,200	18,296,078

			264,848,678

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Gas Distributors 1.1%
AGL Resources Inc.	United States	125,000	$4,863,750
Atmos Energy Corp.	United States	610,000	19,465,100
NiSource Inc.	United States	700,000	16,870,000
ONEOK Inc.	United States	206,300	8,895,656
Sempra Energy	United States	250,000	14,010,000

			64,104,506

Health Technology 5.6%
Bristol-Myers Squibb Co.	United States	1,000,000	26,320,000
Eli Lilly and Co.	United States	142,600	7,429,460
Johnson & Johnson	United States	400,000	26,408,000
Merck & Co. Inc.	United States	2,500,000	109,000,000
Pfizer Inc.	United States	5,500,000	142,450,000

			311,607,460

Non-Energy Minerals 0.2%
AngloGold Ashanti Ltd., ADR	South Africa	100,000	4,709,000
Barrick Gold Corp.	Canada	200,000	6,140,000

			10,849,000

Process Industries 0.9%
The Dow Chemical Co.	United States	566,700	22,633,998
Lyondell Chemical Co.	United States	1,100,000	28,127,000

			50,760,998

Producer Manufacturing 1.4%
3M Co.	United States	600,000	46,758,000
General Electric Co.	United States	850,000	31,628,500

			78,386,500

Total Common Stocks (Cost $1,443,816,136)			1,843,534,326

Convertible Preferred Stocks 7.7%
Electric Utilities 0.7%
[b]Morgan Stanley into PPL Corp., 7.85%, cvt. pfd., 144A	United States	800,000	26,956,000
PNM Resources Inc., 6.75%, cvt. pfd.	United States	217,900	11,513,836

			38,469,836

Electronic Technology 1.0%
[a]Citigroup Funding into Texas Instrument Inc., 7.50%, cvt. pfd.	United States	600,000	17,448,120
[b]Deutsche Bank AG into Apple Computer Inc., 9.50%, cvt. pfd., 144A	United States	83,000	5,886,144
Lehman Brothers Holdings Inc. into Cisco Systems Inc., 8.50%, cvt. pfd.	United States	1,100,000	21,991,255
[b]Morgan Stanley into Intel Corp., 7.40%, cvt. pfd., 144A	United States	500,000	10,220,000

			55,545,519

Energy Minerals 1.8%
Chesapeake Energy Corp., 6.25%, cvt. pfd.	United States	168,000	42,141,288
[b]Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A	United States	100,000	10,256,900
[b]Deutsche Bank AG into ConocoPhillips, 8.50%, cvt. pfd., 144A	United States	300,000	20,823,000
[a,b]Goldman Sachs Group Inc. into Peabody Energy Corp., 10.00%, cvt. pfd., 144A	United States	500,000	19,693,999
[b]Morgan Stanley into Devon Energy Corp., 8.00%, cvt. pfd., 144A	United States	105,000	6,732,075

			99,647,262

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Convertible Preferred Stocks (continued)
Finance 1.0%
E*TRADE Financial Corp., 6.125%, cvt. pfd.	United States	400,000	$11,676,000
MetLife Inc., 6.375%, cvt. pfd.	United States	250,000	7,718,750
[b]Morgan Stanley into Freddie Mac, 7.00%, cvt. pfd., 144A	United States	500,000	33,857,500

			53,252,250

Health Technology 0.7%
Lehman Brothers Holdings Inc. into Boston Scientific, 7.50%, cvt. pfd.	United States	650,000	11,668,898
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	535,000	30,436,150

			42,105,048

Industrial Services 0.8%
El Paso Corp., 4.99%, cvt. pfd.	United States	20,000	26,544,529
[a,b]Morgan Stanley into GlobalSantaFe Corp., 9.00%, cvt. pfd., 144A	United States	300,000	17,569,500

			44,114,029

Non-Energy Minerals 0.6%
Lehman Brothers Holdings Inc. into Alcoa Inc., 7.00%, cvt. pfd.	United States	500,000	15,261,250
[a,b]Morgan Stanley into Newmont Mining Corp., 8.50%, cvt. pfd., 144A	United States	425,000	18,621,375

			33,882,625

Process Industries 0.0%[c]
Huntsman Corp., 5.00%, cvt. pfd.	United States	50,000	2,093,750

Real Estate Investment Trusts 0.3%
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	200,000	4,998,000
Lexington Corporate Properties Trust, 6.50%, cvt. pfd.	United States	200,000	9,520,000

			14,518,000

Retail Trade 0.8%
Retail Ventures into DSW Inc., 6.625%, cvt. pfd.	United States	250,000	16,934,050
[b]Wachovia Bank into The Home Depot Inc., 7.25%, cvt. pfd., 144A	United States	450,000	16,857,000
Wachovia Bank into Target Corp., 6.40%, cvt. pfd.	United States	200,000	10,266,000

			44,057,050

Total Convertible Preferred Stocks (Cost $393,217,831)			427,685,369

		Principal Amount[d]
Corporate Bonds 41.1%
Alternative Power Generation 2.3%
[e,f]Calpine Corp.,
senior note, 7.875%, 4/01/08	United States	$1,000,000	955,000
senior note, 8.625%, 8/15/10	United States	8,700,000	7,003,500
[b]senior secured note, 144A, 8.50%, 7/15/10	United States	13,000,000	13,942,500
Dynegy Holdings Inc., senior note,
6.875%, 4/01/11	United States	30,000,000	30,150,000
8.75%, 2/15/12	United States	17,185,000	18,302,025
8.375%, 5/01/16	United States	55,400,000	58,447,000

			128,800,025

Commercial Services 1.9%
Dex Media Inc.,
senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	14,500,000	13,013,750
zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	10,000,000	8,975,000
Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18	United States	9,700,000	10,330,500
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	23,000,000	24,207,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Commercial Services (continued)
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	$20,000,000	$19,400,000
R.H. Donnelley Corp.,
6.875%, 1/15/13	United States	11,400,000	10,986,750
senior note, 8.875%, 1/15/16	United States	5,000,000	5,275,000
[b]Rental Service Corp., senior note, 144A, 9.50%, 12/01/14	United States	5,500,000	5,706,250
United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13	United States	5,000,000	5,043,750

			102,938,500

Communications 1.6%
[b]MetroPCS Wireless Inc., senior note, 144A, 9.25%, 11/01/14	United States	20,000,000	21,000,000
Qwest Capital Funding Inc.,
7.00%, 8/03/09	United States	20,000,000	20,450,000
7.25%, 2/15/11	United States	28,000,000	28,735,000
Qwest Communications International Inc., senior note, B, 7.50%, 2/15/14	United States	17,600,000	18,216,000

			88,401,000

Consumer Durables 5.5%
Beazer Homes USA Inc., senior note, 8.125%, 6/15/16	United States	20,000,000	21,300,000
D.R. Horton Inc., 5.625%, 1/15/16	United States	5,500,000	5,241,676
6.50%, 4/15/16	United States	5,000,000	5,039,170
Ford Motor Co., 7.45%, 7/16/31	United States	50,000,000	39,500,000
Ford Motor Credit Co., 7.375%, 10/28/09	United States	50,000,000	50,137,900
7.875%, 6/15/10	United States	20,000,000	20,181,120
7.375%, 2/01/11	United States	50,000,000	49,540,000
[b]144A, 9.75%, 9/15/10	United States	8,000,000	8,517,064
senior note, 9.875%, 8/10/11	United States	22,000,000	23,551,286
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	25,000,000	23,375,000
K Hovnanian Enterprises Inc., senior note, 7.50%, 5/15/16	United States	12,000,000	12,120,000
KB Home, senior note, 5.75%, 2/01/14	United States	1,500,000	1,387,875
6.25%, 6/15/15	United States	11,000,000	10,330,551
7.25%, 6/15/18	United States	10,600,000	10,405,140
Visant Holding Corp., senior note, 8.75%, 12/01/13	United States	25,000,000	25,875,000

			306,501,782

Consumer Non-Durables 0.4%
Dole Food Co. Inc., senior note, 8.625%, 5/01/09	United States	10,000,000	9,987,500
Reynolds American Inc., senior secured note, 7.25%, 6/01/13	United States	10,000,000	10,444,960

			20,432,460

Consumer Services 7.5%
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	50,700,000	50,066,250
CCH I Holdings LLC, senior note, 13.50%, 1/15/14	United States	33,000,000	32,587,500
11.75%, 5/15/14	United States	17,000,000	15,427,500
CCH I LLC, senior secured note, 11.00%, 10/01/15	United States	85,000,000	87,656,250
CCH II LLC, senior note, 10.25%, 9/15/10	United States	4,700,000	4,940,875
Clear Channel Communications Inc., 5.50%, 9/15/14	United States	22,000,000	18,586,128
senior note, 5.75%, 1/15/13	United States	7,000,000	6,232,534

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Services (continued)
CSC Holdings Inc., senior note, B, 7.625%, 4/01/11	United States	$10,000,000	$10,237,500
EchoStar DBS Corp., senior note, 7.125%, 2/01/16	United States	25,000,000	25,125,000
Harrah’s Operating Co. Inc., 5.625%, 6/01/15	United States	5,000,000	4,295,120
[b]Hertz Corp., senior note, 144A, 8.875%, 1/01/14	United States	12,000,000	12,630,000
Host Marriott LP, senior note, K, 7.125%, 11/01/13	United States	5,000,000	5,137,500
O, 6.375%, 3/15/15	United States	9,000,000	8,921,250
Q, 6.75%, 6/01/16	United States	25,000,000	25,156,250
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	15,000,000	14,207,055
MGM MIRAGE Inc., senior note, 6.75%, 4/01/13	United States	10,000,000	9,825,000
6.625%, 7/15/15	United States	15,000,000	14,362,500
7.625%, 1/15/17	United States	20,000,000	20,150,000
Quebecor Media Inc., senior note, 7.75%, 3/15/16	Canada	4,900,000	5,028,625
Viacom Inc., senior note, 6.25%, 4/30/16	United States	15,000,000	14,922,090
XM Satellite Radio Inc., senior note, 9.75%, 5/01/14	United States	30,000,000	30,150,000

			415,644,927

Electric Utilities 2.1%
Aquila Inc., senior note, 14.875%, 7/01/12	United States	17,000,000	22,270,000
NRG Energy Inc., senior note, 7.25%, 2/01/14	United States	14,500,000	14,645,000
7.375%, 2/01/16	United States	9,400,000	9,470,500
Reliant Resources Inc., senior note, 9.25%, 7/15/10	United States	10,000,000	10,550,000
TXU Corp., senior note, P, 5.55%, 11/15/14	United States	50,000,000	47,717,050
R, 6.55%, 11/15/34	United States	15,000,000	14,103,420

			118,755,970

Electronic Technology 3.0%
DRS Technologies Inc., senior note, 6.625%, 2/01/16	United States	4,500,000	4,556,250
Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14	Singapore	17,500,000	16,975,000
[b]Freescale Semiconductor Inc., senior note, 144A, 8.875%, 12/15/14	United States	29,600,000	29,637,000
senior sub. note, 144A, 10.125%, 12/15/16	United States	8,900,000	8,955,625
L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15	United States	28,000,000	27,860,000
Lucent Technologies Inc., 6.45%, 3/15/29	United States	10,400,000	9,646,000
[b]NXP BV, 144A, 9.50%, 10/15/15	Netherlands	20,000,000	20,600,000
Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13	United States	22,000,000	20,350,000
8.125%, 3/01/16	United States	13,100,000	12,739,750
Seagate Technology HDD Holdings, senior note, 6.375%, 10/01/11	United States	6,000,000	6,030,000
6.80%, 10/01/16	United States	10,000,000	10,100,000

			167,449,625

Energy Minerals 2.5%
Callon Petroleum Co., senior note, 9.75%, 12/08/10	United States	15,000,000	15,412,500
Chesapeake Energy Corp., senior note, 7.625%, 7/15/13	United States	25,000,000	26,468,750
6.25%, 1/15/18	United States	20,000,000	19,350,000
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	10,000,000	9,750,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Energy Minerals (continued)
Massey Energy Co., senior note, 6.875%, 12/15/13	United States	$10,000,000	$9,450,000
Newfield Exploration Co., senior sub. note, 6.625%, 4/15/16	United States	22,500,000	22,500,000
Peabody Energy Corp., senior note, 7.375%, 11/01/16	United States	11,500,000	12,305,000
Pioneer Natural Resources Co., 6.875%, 5/01/18	United States	10,000,000	9,718,960
Pogo Producing Co., senior sub. note, 7.875%, 5/01/13	United States	12,500,000	12,750,000

			137,705,210

Finance 3.6%
E*TRADE Financial Corp., senior note, 7.375%, 9/15/13	United States	30,400,000	31,768,000
General Motors Acceptance Corp., 5.625%, 5/15/09	United States	10,000,000	9,926,460
7.75%, 1/19/10	United States	40,000,000	41,894,840
6.875%, 9/15/11	United States	60,000,000	61,603,140
6.875%, 8/28/12	United States	17,500,000	17,990,298
6.75%, 12/01/14	United States	30,000,000	30,860,970
[b]Hexion U.S. Finance Corp., senior note, 144A, 9.75%, 11/15/14	United States	5,000,000	5,093,750

			199,137,458

Health Services 2.8%
DaVita Inc.,
senior note, 6.625%, 3/15/13	United States	5,000,000	5,037,500
senior sub. note, 7.25%, 3/15/15	United States	6,500,000	6,662,500
HCA Inc.,
6.375%, 1/15/15	United States	5,000,000	4,250,000
senior note, 6.50%, 2/15/16	United States	20,000,000	16,950,000
[b]senior secured note, 144A, 9.25%, 11/15/16	United States	12,500,000	13,421,875
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	60,000,000	55,200,000
6.50%, 6/01/12	United States	10,000,000	9,100,000
7.375%, 2/01/13	United States	30,000,000	27,712,500
[g]FRN, 9.25%, 2/01/15	United States	20,000,000	20,100,000

			158,434,375

Industrial Services 4.1%
Allied Waste North America Inc., senior note, 7.25%, 3/15/15	United States	20,000,000	20,125,000
senior note, B, 7.375%, 4/15/14	United States	15,000,000	15,000,000
senior note, B, 7.125%, 5/15/16	United States	30,000,000	29,850,000
senior secured note, 6.50%, 11/15/10	United States	18,000,000	18,135,000
senior secured note, 6.125%, 2/15/14	United States	10,000,000	9,550,000
El Paso Corp., senior note,
6.75%, 5/15/09	United States	23,000,000	23,603,750
MTN, 7.375%, 12/15/12	United States	4,000,000	4,230,000
MTN, 7.75%, 1/15/32	United States	22,000,000	24,200,000
El Paso Production Holding Co., 7.75%, 6/01/13	United States	19,000,000	19,973,750
Hanover Compressor Co., senior note, 7.50%, 4/15/13	United States	7,300,000	7,409,500
[b]Sabine Pass LNG LP, senior note, 144A, 7.25%, 11/30/13	United States	6,000,000	5,977,500
7.50%, 11/30/16	United States	35,000,000	34,956,250
Sesi LLC, senior note, 6.875%, 6/01/14	United States	18,500,000	18,500,000

			231,510,750

Non-Energy Minerals 0.6%
[b]Novelis Inc., senior note, 144A, 7.25%, 2/15/15	Canada	33,800,000	32,870,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Process Industries 1.7%
Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15	Canada	$10,000,000	$8,700,000
Chemtura Corp., senior note, 6.875%, 6/01/16	United States	6,000,000	5,805,000
Jefferson Smurfit Corp., senior note, 8.25%, 10/01/12	United States	10,500,000	10,290,000
Lyondell Chemical Co., senior note,
8.00%, 9/15/14	United States	12,000,000	12,510,000
8.25%, 9/15/16	United States	4,500,000	4,747,500
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	3,500,000	3,723,125
Nalco Finance Holdings, senior note, zero cpn. to 8/01/09, 9.00% thereafter, 2/01/14	United States	37,500,000	30,562,500
Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14	United States	5,000,000	4,875,000
Stone Container Corp., senior note, 9.75%, 2/01/11	United States	12,889,000	13,356,226

			94,569,351

Producer Manufacturing 0.9%
Case New Holland Inc., senior note,
6.00%, 6/01/09	United States	17,000,000	17,000,000
7.125%, 3/01/14	United States	10,500,000	10,710,000
[b]Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	1,742,000	1,877,005
[b]RBS Global & Rexnord Corp.,
senior note, 144A, 9.50%, 8/01/14	United States	10,000,000	10,450,000
senior sub. note, 144A, 11.75%, 8/01/16	United States	10,000,000	10,500,000

			50,537,005

Real Estate Investment Trust 0.1%
[b]Host Hotels & Resorts LP, senior note, 144A, 6.875%, 11/01/14	United States	5,000,000	5,087,500

Technology Services 0.5%
SunGard Data Systems Inc.,
senior note, 9.125%, 8/15/13	United States	9,000,000	9,495,000
senior sub note, 10.25%, 8/15/15	United States	14,500,000	15,551,250

			25,046,250

Transportation 0.0%[c]
American Airlines Inc., 9.71%, 1/02/07	United States	2,489,810	2,489,823

Total Corporate Bonds (Cost $2,192,602,443)			2,286,312,511

Convertible Bonds 2.8%
Alternative Power Generation 0.6%
[e,f]Calpine Corp., cvt.,
senior note, zero cpn. to 9/30/09, 6.00% thereafter, 9/30/14	United States	39,500,000	27,452,500
sub. note, 7.75%, 6/01/15	United States	13,500,000	9,382,500

			36,835,000

Consumer Durables 0.6%
Ford Motor Co., cvt., senior note, 4.25%, 12/15/36	United States	30,000,000	32,212,500

Electronic Technology 1.2%
Conexant Systems Inc., cvt., sub. note, 4.00%, 2/01/07	United States	25,000,000	25,031,250
Nortel Networks Corp., cvt., senior note, 4.25%, 9/01/08	Canada	46,166,000	44,724,651

			69,755,901

Health Technology 0.1%
[b]Enzon Pharmaceuticals Inc., cvt., 144A, 4.00% 6/01/13	United States	5,165,000	5,675,044

Industrial Services 0.3%
Hanover Compressor Co., cvt., senior note, 4.75%, 3/15/08	United States	15,000,000	14,756,250

Total Convertible Bonds (Cost $156,123,465)			159,234,695

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
Mortgage-Backed Securities 5.3%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.0%
FHLMC Gold 30 Year, 5.00%, 07/01/33 - 11/01/36	United States	$74,869,107	$72,324,712
FHLMC Gold 30 Year, 6.00%, 5/01/36 - 6/01/36	United States	95,916,584	96,655,942

			168,980,654

Federal National Mortgage Association (FNMA) Fixed Rate 2.1%
FNMA 30 Year, 5.50%, 2/01/35 - 1/01/36	United States	118,923,671	117,602,542

Government National Mortgage Association (GNMA) Fixed Rate 0.2%
GNMA I SF 30 Year, 5.00%, 3/15/34	United States	10,254,376	9,982,778

Total Mortgage-Backed Securities (Cost $295,234,608)			296,565,974

Total Long Term Investments (Cost $4,480,994,483)			5,013,332,875

Short Term Investment (Cost $517,825,737) 9.3%
Repurchase Agreement 9.3%
[h]Joint Repurchase Agreement, 5.137%, 1/02/07 (Maturity Value $518,121,300)	United States	517,825,737	517,825,737
ABN AMRO Bank, N.V., New York Branch (Maturity Value $49,739,645)
Banc of America Securities LLC (Maturity Value $49,739,645)
Barclays Capital Inc. (Maturity Value $23,139,297)
Bear, Stearns & Co. Inc. (Maturity Value $23,139,297)
BNP Paribas Securities Corp. (Maturity Value $49,739,645)
Deutsche Bank Securities Inc. (Maturity Value $11,574,830)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $11,574,830)
Goldman, Sachs & Co. (Maturity Value $49,739,645)
Greenwich Capital Markets Inc. (Maturity Value $49,739,645)
Lehman Brothers Inc. (Maturity Value $50,775,886)
Merrill Lynch Government Securities Inc. (Maturity Value $49,739,645)
Morgan Stanley & Co. Inc. (Maturity Value $49,739,645)
UBS Securities LLC (Maturity Value $49,739,645)

Collateralized by U.S. Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11;
[i]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07; [i]U.S. Treasury Bills, 1/25/07; and U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Investments (Cost $4,998,820,220) 99.3%			5,531,158,612
Other Assets, less Liabilities 0.7%			36,826,577

Net Assets 100.0%			$5,567,985,189

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GNMA - Government National Mortgage Association

MTN - Medium Term Note

SF - Single Family

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the aggregate value of these securities was $434,371,356, representing 7.80% of net assets.

[c]	Rounds to less than 0.1% of net assets.
[d]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[e]	See Note 8 regarding other considerations – credit committee participation.
[f]	See Note 7 regarding defaulted securities.
[g]	The coupon rate shown represents the rate at period end.
[h]	See Note 1(c) regarding joint repurchase agreement.
[i]	The security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,480,994,483
Cost - Repurchase agreements	517,825,737

Total cost of investments	$4,998,820,220

Value - Unaffiliated issuers	$5,013,332,875
Value - Repurchase agreements	517,825,737

Total value of investments	5,531,158,612
Receivables:
Investment securities sold	7,137,438
Capital shares sold	11,184,113
Dividends and interest	50,467,679

Total assets	5,599,947,842

Liabilities:
Payables:
Investment securities purchased	27,112,323
Capital shares redeemed	546,179
Affiliates	4,132,640
Accrued expenses and other liabilities	171,511

Total liabilities	31,962,653

Net assets, at value	$5,567,985,189

Net assets consist of:
Paid-in capital	$4,762,345,522
Undistributed net investment income	230,777,605
Net unrealized appreciation (depreciation)	532,338,392
Accumulated net realized gain (loss)	42,523,670

Net assets, at value	$5,567,985,189

Class 1:
Net assets, at value	$458,612,617

Shares outstanding	25,980,097

Net asset value and maximum offering price per share	$17.65

Class 2:
Net assets, at value	$5,109,372,572

Shares outstanding	294,374,810

Net asset value and maximum offering price per share	$17.36

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Income Securities Fund
Investment income:
Dividends	$79,671,243
Interest	181,023,980
Other income (Note 9)	60,977

Total investment income	260,756,200

Expenses:
Management fees (Note 3a)	19,224,334
Distribution fees - Class 2 (Note 3c)	9,423,777
Custodian fees (Note 4)	92,571
Reports to shareholders	368,632
Professional fees	83,558
Trustees’ fees and expenses	18,415
Other	104,997

Total expenses	29,316,284
Expense reductions (Note 4)	(13,890)

Net expenses	29,302,394

Net investment income	231,453,806

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	49,630,630
Realized gain distributions from REITS	539,961
Foreign currency transactions	(780)

Net realized gain (loss)	50,169,811

Net change in unrealized appreciation (depreciation) on investments	442,205,125

Net realized and unrealized gain (loss)	492,374,936

Net increase (decrease) in net assets resulting from operations	$723,828,742

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$231,453,806	$144,198,896
Net realized gain (loss) from investments, realized gain distributions from REITS and foreign currency transactions	50,169,811	32,154,132
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	442,205,125	(129,982,771)

Net increase (decrease) in net assets resulting from operations	723,828,742	46,370,257

Distributions to shareholders from:
Net investment income:
Class 1	(16,659,361)	(17,655,444)
Class 2	(128,977,159)	(77,344,567)
Net realized gains:
Class 1	(2,134,776)	(1,482,117)
Class 2	(17,252,278)	(6,706,510)

Total distributions to shareholders	(165,023,574)	(103,188,638)

Capital share transactions: (Note 2)
Class 1	(57,156,696)	(62,746,016)
Class 2	1,743,350,753	1,280,624,618

Total capital share transactions	1,686,194,057	1,217,878,602

Net increase (decrease) in net assets	2,244,999,225	1,161,060,221
Net assets:
Beginning of year	3,322,985,964	2,161,925,743

End of year	$5,567,985,189	$3,322,985,964

Undistributed net investment income included in net assets:
End of year	$230,777,605	$140,978,411

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 56.06% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities, mortgage pass-through securities and other mortgage-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	435,291	$7,230,033	214,928	$3,363,667
Shares issued in reinvestment of distributions	1,200,903	18,794,137	1,234,681	19,137,561
Shares redeemed	(5,070,278)	(83,180,866)	(5,443,525)	(85,247,244)

Net increase (decrease)	(3,434,084)	$(57,156,696)	(3,993,916)	$(62,746,016)

Class 2 Shares:
Shares sold	104,498,137	$1,703,616,378	81,419,386	$1,257,290,428
Shares issued in reinvestment of distributions	9,489,256	146,229,437	5,500,725	84,051,077
Shares redeemed	(6,632,814)	(106,495,062)	(3,971,475)	(60,716,887)

Net increase (decrease)	107,354,579	$1,743,350,753	82,948,636	$1,280,624,618

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $5,355.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$153,317,720	$103,188,638
Long term capital gain	11,705,854	—

	$165,023,574	$103,188,638

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$4,999,875,891

Unrealized appreciation	$558,599,611
Unrealized depreciation	(27,316,890)

Net unrealized appreciation (depreciation)	$531,282,721

Undistributed ordinary income	$248,813,976
Undistributed long term capital gains	29,342,483

Distributable earnings	$278,156,459

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $2,410,588,171 and $994,496,912, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 17.77% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2006, the aggregate value of these securities was $58,736,000, representing 1.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

8. OTHER CONSIDERATIONS

Directors or employees of Advisers, as the Fund’s Investment Manager, serve as members of various bondholders’ steering committees, on credit committees, and represent the funds in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws. The securities have been identified on the accompanying Statement of Investments.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $29,351,700 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 38.90% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This annual report for Franklin Large Cap Growth Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+10.90%	+3.36%	+7.48%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +4.41%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell 1000® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FLG-1

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks, the Fund outperformed the Russell 1000 Growth Index, which had a +9.07% return, and underperformed the S&P 500, which returned +15.78%.2

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.3

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.4

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Large-capitalization stocks tend to go through cycles of doing better — or worse — than the stock market in general, and, in the past, these periods have lasted for several years. By focusing on particular sectors from time to time, such as the technology sector, which has been among the market’s most volatile sectors, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FLG-2

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.5 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, or strong management are all factors we believe may contribute to growth in earnings or share price.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the year under review, we would like to remind the Fund’s shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that our investors have an interest in a top-down, sector-by-sector discussion of key performance drivers.

On a sector basis, electronic technology was the top positive contributor to performance relative to an equally weighted blend of the S&P 500 and the Russell 1000 Growth Index in 2006, principally due

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FLG-3

to stock selection. Networking communications company Cisco Systems, imaging products maker Lexmark International, wireless communication products company Nokia and semiconductor testing and manufacturing equipment company KLA-Tencor were strong performers. The Fund also benefited from stock selection in the technology services sector, with notable contributions from information technology (IT) services provider IBM and software companies Microsoft and Adobe Systems. Our overweighted position in the utilities sector also aided relative returns, led by electric utilities FirstEnergy, TXU and Public Service Enterprise Group. Other significant positive contributors included Fund positions in the energy minerals sector, in particular integrated oil companies Chevron, Exxon Mobil and ConocoPhillips. Health technology companies, especially major pharmaceuticals makers such as Pfizer, Merck and Johnson & Johnson, also had a positive effect on the Fund’s overall returns.

The Fund’s most significant detractor from relative performance on a sector basis during 2006 was communications, where an overweighting in Sprint Nextel and a lack of AT&T stock were hindrances. The finance sector detracted from relative performance versus the blended benchmark due to stock selection. Fund holdings in mortgage lender Freddie Mac, financier Capital One and investment manager Federated Investors were particularly disappointing. Stocks of certain health technology companies, including Boston Scientific and Amgen, also fell in value, as did our holdings in electronic technology-related companies Intel and Dell.

At year-end, following our investment strategy, the Fund held an overweighted position in the producer manufacturing sector, where we think steady growth for multinational industrial companies such as 3M, United Technologies and General Electric could continue. The Fund also held an overweighted position in energy minerals, where we feel there are continued long-term secular growth potential and reasonable valuations relative to growth and risk. This basket of investments includes companies from the integrated oil, natural gas and coal industries. The finance sector was the Fund’s largest sector weighting at period-end, at 14.9% of total net assets. This weighting was about double the Russell 1000 Growth Index’s weighting in finance, yet represented a significant underweighting relative to the S&P 500.

Top 10 Holdings

Franklin Large Cap Growth Securities Fund

12/31/06

Company Sector/Industry	% of Total Net Assets
Microsoft Corp.	2.8%
Technology Services
Johnson & Johnson	2.4%
Health Technology
TXU Corp.	2.3%
Utilities
Pfizer Inc.	2.3%
Health Technology
The Procter & Gamble Co.	2.2%
Consumer Non-Durables
Bank of America Corp.	2.2%
Finance
International Business Machines Corp.	2.1%
Technology Services
3M Co.	2.0%
Producer Manufacturing
General Electric Co.	1.9%
Producer Manufacturing
Cisco Systems Inc.	1.9%
Electronic Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FLG-4

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FLG-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Growth Securities Fund Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,116.60	$5.50
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FLG-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.17		$15.08		$14.01		$11.10	$14.52

Income from investment operationsa:
Net investment income[b]	0.17		0.17		0.13		0.10	0.09
Net realized and unrealized gains (losses)	1.51		0.02		1.02		2.90	(3.41)

Total from investment operations	1.68		0.19		1.15		3.00	(3.32)

Less distributions from net investment income	(0.15)		(0.10)		(0.08)		(0.09)	(0.10)

Net asset value, end of year	$16.70		$15.17		$15.08		$14.01	$11.10

Total return[c]	11.17%		1.31%		8.23%		27.14%	(22.94)%
Ratios/supplemental data
Net assets, end of year (000’s)	$114,929		$136,464		$169,107		$191,028	$175,917
Ratios to average net assets:
Expenses	0.76%	[d]	0.76%	[d]	0.79%	[d]	0.79%	0.80%
Net investment income	1.11%		1.14%		0.99%		0.86%	0.73%
Portfolio turnover rate	50.97%		39.44%		38.48%		35.28%	59.65%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.97		$14.90		$13.87		$11.00	$14.43

Income from investment operations[a]:
Net investment income[b]	0.13		0.13		0.11		0.08	0.07
Net realized and unrealized gains (losses)	1.49		0.03		0.99		2.87	(3.40)

Total from investment operations	1.62		0.16		1.10		2.95	(3.33)

Less distributions from net investment income	(0.12)		(0.09)		(0.07)		(0.08)	(0.10)

Net asset value, end of year	$16.47		$14.97		$14.90		$13.87	$11.00

Total return[c]	10.90%		1.06%		7.93%		26.95%	(23.19)%
Ratios/supplemental data
Net assets, end of year (000’s)	$636,592		$510,395		$340,465		$128,029	$30,289
Ratios to average net assets:
Expenses	1.01%	[d]	1.01%	[d]	1.04%	[d]	1.04%	1.05%
Net investment income	0.86%		0.89%		0.74%		0.61%	0.48%
Portfolio turnover rate	50.97%		39.44%		38.48%		35.28%	59.65%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Large Cap Growth Securities Fund	Shares	Value
Common Stocks 95.9%
Communications 1.9%
Sprint Nextel Corp.	422,325	$7,977,719
Verizon Communications Inc.	164,200	6,114,808

		14,092,527

Consumer Durables 1.1%
[a]Electronic Arts Inc.	49,900	2,512,964
M.D.C. Holdings Inc.	98,800	5,636,540

		8,149,504

Consumer Non-Durables 5.9%
Altria Group Inc.	90,700	7,783,874
Anheuser-Busch Cos. Inc.	172,400	8,482,080
The Coca-Cola Co.	124,300	5,997,475
PepsiCo Inc.	86,600	5,416,830
The Procter & Gamble Co.	260,000	16,710,200

		44,390,459

Consumer Services 3.9%
Carnival Corp.	220,100	10,795,905
[a]eBay Inc.	37,100	1,115,597
Gannett Co. Inc.	153,700	9,292,702
[a]Viacom Inc., B	76,700	3,147,001
The Walt Disney Co.	156,200	5,352,974

		29,704,179

Distribution Services 0.9%
Sysco Corp.	185,100	6,804,276

Electronic Technology 11.6%
[a]Apple Computer Inc.	29,200	2,477,328
Applied Materials Inc.	304,600	5,619,870
The Boeing Co.	36,700	3,260,428
[a]Cisco Systems Inc.	513,500	14,033,955
[a]Dell Inc.	295,800	7,421,622
Intel Corp.	609,400	12,340,350
[a]Juniper Networks Inc.	523,600	9,916,984
KLA-Tencor Corp.	108,700	5,407,825
Nokia Corp., ADR (Finland)	524,000	10,647,680
QUALCOMM Inc.	183,400	6,930,686
Texas Instruments Inc.	315,300	9,080,640

		87,137,368

Energy Minerals 5.8%
Chesapeake Energy Corp.	128,200	3,724,210
Chevron Corp.	54,700	4,022,091
ConocoPhillips	96,600	6,950,370
Devon Energy Corp.	112,000	7,512,960
Exxon Mobil Corp.	142,000	10,881,460
Peabody Energy Corp.	263,800	10,660,158

		43,751,249

Finance 14.9%
AFLAC Inc.	229,300	10,547,800
American International Group Inc.	183,200	13,128,112
Bank of America Corp.	310,458	16,575,353

FLG-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Large Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Finance (continued)
Capital One Financial Corp.	93,300	$7,167,306
Citigroup Inc.	247,800	13,802,460
Fannie Mae	45,500	2,702,245
Federated Investors Inc., B	15,100	510,078
Freddie Mac	56,800	3,856,720
The Goldman Sachs Group Inc.	25,800	5,143,230
JPMorgan Chase & Co.	95,140	4,595,262
Marsh & McLennan Cos. Inc.	178,300	5,466,678
Merrill Lynch & Co. Inc.	32,900	3,062,990
Morgan Stanley	76,800	6,253,824
Old Republic International Corp.	149,250	3,474,540
SLM Corp.	69,400	3,384,638
Wachovia Corp.	45,400	2,585,530
Washington Mutual Inc.	137,800	6,268,522
Wells Fargo & Co.	100,800	3,584,448

		112,109,736

Health Services 4.8%
[a]Express Scripts Inc.	143,400	10,267,440
[a]Health Net Inc., A	114,700	5,581,302
[a]LifePoint Hospitals Inc.	172,900	5,826,730
Omnicare Inc.	203,300	7,853,479
[a]WellPoint Inc.	80,600	6,342,414

		35,871,365

Health Technology 12.4%
Abbott Laboratories	68,800	3,351,248
[a]Amgen Inc.	104,000	7,104,240
[a]Boston Scientific Corp.	133,900	2,300,402
[a]Endo Pharmaceuticals Holdings Inc.	127,300	3,510,934
[a]Genentech Inc.	60,600	4,916,478
Johnson & Johnson	268,100	17,699,962
Medtronic Inc.	148,300	7,935,533
Pfizer Inc.	673,700	17,448,830
Roche Holding AG, ADR (Switzerland)	64,400	5,773,830
Schering-Plough Corp.	292,400	6,912,336
Teva Pharmaceutical Industries Ltd., ADR (Israel)	192,900	5,995,332
[a]Waters Corp.	87,300	4,275,081
[a]Zimmer Holdings Inc.	74,500	5,839,310

		93,063,516

Industrial Services 1.1%
[a]Nabors Industries Ltd. (Bermuda)	148,600	4,425,308
Schlumberger Ltd.	56,100	3,543,276

		7,968,584

Process Industries 2.0%
Bunge Ltd.	100,400	7,280,004
The Dow Chemical Co.	73,500	2,935,590
Lyondell Chemical Co.	183,600	4,694,652

		14,910,246

Producer Manufacturing 8.5%
3M Co.	190,300	14,830,079
General Electric Co.	391,000	14,549,110

FLG-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Large Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Producer Manufacturing (continued)
Johnson Controls Inc.	116,800	$10,035,456
Masco Corp.	196,600	5,872,442
Tyco International Ltd.	418,200	12,713,280
United Technologies Corp.	93,600	5,851,872

		63,852,239

Retail Trade 7.2%
CVS Corp.	329,800	10,194,118
The Gap Inc.	259,900	5,068,050
The Home Depot Inc.	246,000	9,879,360
Lowe’s Cos. Inc.	164,500	5,124,175
RadioShack Corp.	306,900	5,149,782
Target Corp.	92,300	5,265,715
Wal-Mart Stores Inc.	141,200	6,520,616
Walgreen Co.	147,200	6,755,008

		53,956,824

Technology Services 5.4%
[a]Adobe Systems Inc.	29,200	1,200,704
International Business Machines Corp.	159,600	15,505,140
Microsoft Corp.	697,100	20,815,406
Paychex Inc.	86,700	3,428,118

		40,949,368

Transportation 2.4%
Con-way Inc.	44,400	1,955,376
FedEx Corp.	39,000	4,236,180
Southwest Airlines Co.	484,400	7,421,008
United Parcel Service Inc., B	57,800	4,333,844

		17,946,408

Utilities 6.1%
Dominion Resources Inc.	87,500	7,336,000
Exelon Corp.	58,700	3,632,943
FirstEnergy Corp.	110,200	6,645,060
Public Service Enterprise Group Inc.	158,700	10,534,506
TXU Corp.	321,900	17,450,199

		45,598,708

Total Common Stocks (Cost $624,550,629)		720,256,556

FLG-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Large Cap Growth Securities Fund	Principal Amount	Value
Short Term Investment (Cost $31,873,339) 4.2%
Repurchase Agreement 4.2%
[b]Joint Repurchase Agreement, 5.137%, 1/02/07 (Maturity Value $31,891,532)	$31,873,339	$31,873,339
ABN AMRO Bank, N.V., New York Branch (Maturity Value $3,061,587)
Banc of America Securities LLC (Maturity Value $3,061,587)
Barclays Capital Inc. (Maturity Value $1,424,275)
Bear, Stearns & Co. Inc. (Maturity Value $1,424,275)
BNP Paribas Securities Corp. (Maturity Value $3,061,587)
Deutsche Bank Securities Inc. (Maturity Value $712,457)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $712,457)
Goldman, Sachs & Co. (Maturity Value $3,061,587)
Greenwich Capital Markets Inc. (Maturity Value $3,061,587)
Lehman Brothers Inc. (Maturity Value $3,125,372)
Merrill Lynch Government Securities Inc. (Maturity Value $3,061,587)
Morgan Stanley & Co. Inc. (Maturity Value $3,061,587)
UBS Securities LLC (Maturity Value $3,061,587)

Collateralized by U.S. Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11;
[c]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07; [c]U.S. Treasury Bills, 1/25/07;
and U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Investments (Cost $656,423,968) 100.1%		752,129,895
Other Assets, less Liabilities (0.1)%		(608,854)

Net Assets 100.0%		$751,521,041

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]	See Note 1(c) regarding joint repurchase agreement.
[c]	The security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$624,550,629
Cost - Repurchase agreements	31,873,339

Total cost of investments	$656,423,968

Value - Unaffiliated issuers	$720,256,556
Value - Repurchase agreements	31,873,339

Total value of investments	752,129,895
Receivables:
Investment securities sold	13,883,391
Capital shares sold	104,212
Dividends	565,954

Total assets	766,683,452

Liabilities:
Payables:
Investment securities purchased	14,011,771
Capital shares redeemed	362,959
Affiliates	712,625
Accrued expenses and other liabilities	75,056

Total liabilities	15,162,411

Net assets, at value	$751,521,041

Net assets consist of:
Paid-in capital	$648,869,393
Undistributed net investment income	6,194,960
Net unrealized appreciation (depreciation)	95,705,927
Accumulated net realized gain (loss)	750,761

Net assets, at value	$751,521,041

Class 1:
Net assets, at value	$114,929,484

Shares outstanding	6,880,110

Net asset value and maximum offering price per share	$16.70

Class 2:
Net assets, at value	$636,591,557

Shares outstanding	38,643,915

Net asset value and maximum offering price per share	$16.47

The accompanying notes are an integral part of these financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$11,003,739
Interest	1,700,041
Other income (Note 7)	105,419

Total investment income	12,809,199

Expenses:
Management fees (Note 3a)	4,896,868
Distribution fees - Class 2 (Note 3c)	1,403,063
Unaffiliated transfer agent fees	4,561
Custodian fees (Note 4)	13,572
Reports to shareholders	233,083
Professional fees	36,172
Trustees’ fees and expenses	3,326
Other	17,529

Total expenses	6,608,174
Expense reductions (Note 4)	(77)

Net expenses	6,608,097

Net investment income	6,201,102

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	24,113,654
Foreign currency transactions	(3,812)

Net realized gain (loss)	24,109,842

Net change in unrealized appreciation (depreciation) on investments	42,521,575

Net realized and unrealized gain (loss)	66,631,417

Net increase (decrease) in net assets resulting from operations	$72,832,519

The accompanying notes are an integral part of these financial statements.

FLG-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$6,201,102	$5,528,289
Net realized gain (loss) from investments	24,109,842	13,337,111
Net change in unrealized appreciation (depreciation) on investments	42,521,575	(10,119,865)

Net increase (decrease) in net assets resulting from operations	72,832,519	8,745,535

Distributions to shareholders from:
Net investment income:
Class 1	(1,153,417)	(1,057,373)
Class 2	(4,179,415)	(2,491,747)

Total distributions to shareholders	(5,332,832)	(3,549,120)

Capital share transactions: (Note 2)
Class 1	(32,948,351)	(32,930,473)
Class 2	70,110,920	165,021,154

Total capital share transactions	37,162,569	132,090,681

Net increase (decrease) in net assets	104,662,256	137,287,096
Net assets:
Beginning of year	646,858,785	509,571,689

End of year	$751,521,041	$646,858,785

Undistributed net investment income included in net assets:
End of year	$6,194,960	$5,330,502

The accompanying notes are an integral part of these financial statements.

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Large Cap Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	17,693	$273,194	240,925	$3,539,235
Shares issued in reinvestment of distributions	77,724	1,153,417	71,252	1,057,373
Shares redeemed	(2,212,364)	(34,374,962)	(2,527,280)	(37,527,081)

Net increase (decrease)	(2,116,947)	$(32,948,351)	(2,215,103)	$(32,930,473)

Class 2 Shares:
Shares sold	8,292,719	$126,608,893	12,821,286	$187,844,237
Shares issued in reinvestment of distributions	285,284	4,179,415	169,969	2,491,747
Shares redeemed	(4,036,356)	(60,677,388)	(1,736,320)	(25,314,830)

Net increase (decrease)	4,541,647	$70,110,920	11,254,935	$165,021,154

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended December 31, 2006, the Fund utilized $19,930,890 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$5,332,832	$3,549,120

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$661,555,999

Unrealized appreciation	$110,306,275
Unrealized depreciation	(19,732,379)

Net unrealized appreciation (depreciation)	$90,573,896

Undistributed ordinary income	$6,194,959
Undistributed long term capital gains	5,882,795

Distributable earnings	$12,077,754

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FLG-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $390,891,600 and $332,823,908, respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FLG-21

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FLG-22

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Large Cap Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $5,882,795 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

FLG-23

FRANKLIN LARGE CAP VALUE SECURITIES FUND

This annual report for Franklin Large Cap Value Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	Since Inception (3/1/05)
Average Annual Total Return	+16.19%	+11.04%

*The Fund’s manager and administrator agreed in advance to waive or limit their respective fees and to assume, if needed, as their own certain expenses otherwise payable by the Fund (other than certain expenses including litigation, indemnification or other extraordinary events). If the manager and administrator had not taken this action, the Fund’s total return would have been lower. After 4/30/07, the fee waiver may be discontinued at any time, upon notice to the Board of Trustees.

Total Return Index Comparison for Hypothetical $10,000 Investment (3/1/05–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 1000® Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Value Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FLV-1

Fund Goal and Main Investments: Franklin Large Cap Value Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities, focusing on those the manager believes to be undervalued. For this Fund, large capitalization companies are those that are similar in size to those in the Russell 1000 Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 1000 Value Index, which posted a +22.25% total return for the period under review.2

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.3

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.4

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Large-capitalization stocks tend to go through cycles of outperforming — or lagging — the stock market in general, and, in the past, these periods have lasted for several years. By having considerable investments in particular sectors from time to time, such as the financial services sector, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. The Fund’s prospectus also includes a description of the main investment risks.

FLV-2

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader Standard & Poor’s 500 Index (S&P 500) returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.5 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We are a research-driven, fundamental investment adviser pursuing a disciplined, value-oriented strategy for the Fund. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that meet the Fund’s investment criteria and attempt to acquire them at attractive prices, often when they are out of favor with other investors. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the year under review, international integrated oil company Exxon Mobil made the largest contribution to Fund returns. The stock appreciated 39% in a positive industry environment, as oil prices continued to be firm and refining margins remained healthy. Furthermore, the company experienced solid growth in production and reserves. Strong cash flow generated during the year enabled Exxon Mobil to enhance shareholder value by increasing its dividend 10% and lowering the average diluted shares outstanding more than 5% through share repurchases. Another energy-related entity, oil and gas exploration and production company Occidental Petroleum, was also a strong contributor, and its stock rose 24%. As was the case with Exxon Mobil, Occidental realized profitable production growth and increased reserves, while its chemicals division also delivered strong results. The company raised its dividend 22%. U.S. Bancorp was another strong performer in 2006, and its stock appreciated 26%. Although the interest rate

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FLV-3

environment was difficult for banks, U.S. Bancorp’s earnings rose through non-interest income growth, lower credit costs and well-controlled expenses. The company increased its dividend 21% late in the year.

Homebuilder D.R. Horton had the most significant negative impact on Fund performance during the reporting period. The stock declined 24%, as lower orders, higher cancellations and the need for increased customer incentives pressured revenues and margins, leading to lower earnings for the second half of the company’s fiscal year ended September 30, 2006. However, the company expressed confidence in its financial condition by raising its dividend 50%. D.R. Horton was the only holding that made a significant negative impact on Fund performance in 2006. Other, smaller detractors were newspaper publisher Gannett, whose earnings were pressured by weakness in its U.K. unit, and Apache, an oil and gas exploration company whose stock fell late in the year when warm weather in early winter led to lower natural gas prices.

In addition to Apache, we added six other new stocks to the portfolio during the Fund’s fiscal year. The new holdings were Cintas, a provider of corporate uniforms and related products and services; Dow Chemical, a manufacturer of commodity and specialty plastics and chemicals; R.R. Donnelley & Sons, a commercial printer; Nike, an athletic footwear and apparel manufacturer and marketer; and Entergy, a diversified electric utility with regulated, unregulated and international operations.

During the reporting period, we sold our entire position in diversified industrial company Johnson Controls, largely due to our valuation concerns and challenges facing the company’s automotive interiors business.

Thank you for your participation in Franklin Large Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Large Cap Value Securities Fund

12/31/06

Company Sector/Industry	% of Total Net Assets
Citigroup Inc.	4.1%
Financial Conglomerates
General Electric Co.	3.9%
Producer Manufacturing
Freddie Mac	3.8%
Finance, Rental & Leasing
Bank of America Corp.	3.7%
Major Banks
Wachovia Corp.	3.5%
Major Banks
U.S. Bancorp	3.5%
Major Banks
The Procter & Gamble Co.	3.5%
Consumer Non-Durables
The Allstate Corp.	3.4%
Property-Casualty Insurance
Exxon Mobil Corp.	3.3%
Energy Minerals
Illinois Tool Works Inc.	3.0%
Producer Manufacturing

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FLV-4

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Value Securities Fund – Class 2

FLV-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,132.70	$4.84
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58

*Expenses are equal to the annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.90%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FLV-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Value Securities Fund

Class 2	Year Ended December 31, 2006	Period Ended December 31, 2005[e]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.37	$10.00

Income from investment operations[a]:
Net investment income[b]	0.21	0.14
Net realized and unrealized gains (losses)	1.46	0.29

Total from investment operations	1.67	0.43

Less distributions from:
Net investment income	(0.15)	(0.06)
Net realized gains	(0.03)	—

Total distributions	(0.18)	(0.06)

Net asset value, end of period	$11.86	$10.37

Total return[c]	16.19%	4.32%
Ratios/supplemental data
Net assets, end of period (000’s)	$26,069	$7,979
Ratios to average net assets:
Expenses before waiver and payments by affiliates	1.41%	1.82%	[f]
Expenses net of waiver and payments by affiliates	0.90% [d]	0.90%	[d,f]
Net investment income	1.93%	1.70%	[f]
Portfolio turnover rate	24.71%	18.79%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Benefit of expense reduction rounds to less than 0.01%.
[e]	For the period March 1, 2005 (commencement of operations) to December 31, 2005.
[f]	Annualized.

The accompanying notes are an integral part of these financial statements.

FLV-7

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Large Cap Value Securities Fund	Shares	Value
Common Stocks 96.4%
Commercial Services 3.4%
Cintas Corp.	8,300	$329,593
R. R. Donnelley & Sons Co.	15,900	565,086

		894,679

Consumer Durables 1.4%
D.R. Horton Inc.	14,200	376,158

Consumer Non-Durables 7.3%
H.J. Heinz Co.	1,500	67,515
Kimberly-Clark Corp.	9,800	665,910
NIKE Inc., B	2,600	257,478
The Procter & Gamble Co.	14,000	899,780

		1,890,683

Consumer Services 3.2%
Gannett Co. Inc.	3,700	223,702
McDonald’s Corp.	14,000	620,620

		844,322

Electronic Technology 1.5%
Hewlett-Packard Co.	9,200	378,948

Energy Minerals 8.8%
Apache Corp.	3,600	239,436
BP PLC, ADR (United Kingdom)	4,200	281,820
ConocoPhillips	4,900	352,555
Exxon Mobil Corp.	11,200	858,256
Occidental Petroleum Corp.	11,600	566,428

		2,298,495

Finance/Rental/Leasing 3.8%
Freddie Mac	14,500	984,550

Financial Conglomerates 4.1%
Citigroup Inc.	19,200	1,069,440

Health Technology 4.7%
Abbott Laboratories	14,300	696,553
Becton Dickinson and Co.	4,300	301,645
Pfizer Inc.	8,900	230,510

		1,228,708

Investment Banks/Brokers 3.5%
Lehman Brothers Holdings Inc.	6,500	507,780
Morgan Stanley	5,100	415,293

		923,073

Investment Managers 2.4%
Mellon Financial Corp.	14,800	623,820

Life/Health Insurance 1.3%
MetLife Inc.	5,600	330,456

FLV-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Large Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Major Banks 10.8%
Bank of America Corp.	18,300	$977,037
Wachovia Corp.	16,100	916,895
U.S. Bancorp	24,900	901,131

		2,795,063

Multi-Line Insurance 2.8%
American International Group Inc.	10,300	738,098

Non-Energy Minerals 1.5%
Alcoa Inc.	12,800	384,128

Process Industries 3.6%
The Dow Chemical Co.	11,900	475,286
Praxair Inc.	8,000	474,640

		949,926

Producer Manufacturing 14.3%
3M Co.	8,600	670,198
General Electric Co.	27,600	1,026,996
Illinois Tool Works Inc.	16,900	780,611
Masco Corp.	23,200	692,984
United Technologies Corp.	9,000	562,680

		3,733,469

Property-Casualty Insurance 5.9%
The Allstate Corp.	13,700	892,007
Chubb Corp.	12,400	656,084

		1,548,091

Savings Banks 2.2%
Washington Mutual Inc.	12,500	568,625

Specialty Insurance 2.4%
Ambac Financial Group Inc.	7,000	623,490

Technology Services 5.8%
International Business Machines Corp.	7,700	748,055
Microsoft Corp.	25,500	761,430

		1,509,485

Utilities 1.7%
Entergy Corp.	4,800	443,136

Total Common Stocks (Cost $22,424,014)		25,136,843

Short Term Investments (Cost $903,763) 3.5%
Money Market Fund 3.5%
[a]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.97%	903,763	903,763

Total Investments (Cost $23,327,777) 99.9%		26,040,606
Other Assets, less Liabilities 0.1%		28,578

Net Assets 100.0%		$26,069,184

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven day yield at period end.

The accompanying notes are an integral part of these financial statements.

FLV-9

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Large Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$22,424,014
Cost - Sweep Money Fund (Note 7)	903,763

Total cost of investments	$23,327,777

Value - Unaffiliated Issuers	$25,136,843
Value - Sweep Money Fund (Note 7)	903,763

Total value of investments	26,040,606
Receivables:
Capital shares sold	29,881
Dividends	45,736

Total assets	26,116,223

Liabilities:
Payables:
Investment securities purchased	19,953
Capital shares redeemed	58
Affiliates	22,468
Accrued expenses and other liabilities	4,560

Total liabilities	47,039

Net assets, at value	$26,069,184

Net assets consist of:
Paid-in capital	$23,410,571
Undistributed net investment income	5,364
Net unrealized appreciation (depreciation)	2,712,829
Accumulated net realized gain (loss)	(59,580)

Net assets, at value	$26,069,184

Class 2:
Net assets, at value	$26,069,184

Shares outstanding	2,198,503

Net asset value and maximum offering price per share	$11.86

The accompanying notes are an integral part of these financial statements.

FLV-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Large Cap Value Securities Fund
Investment income:
Dividends
Unaffiliated issuers	$376,719
Sweep Money Fund (Note 7)	90,282
Interest	339

Total investment income	467,340

Expenses:
Management fees (Note 3a)	117,017
Administrative fees (Note 3b)	41,240
Distribution fees - Class 2 (Note 3c)	41,373
Unaffiliated transfer agent fees	265
Custodian fees (Note 4)	161
Reports to shareholders	11,572
Professional fees	19,209
Trustees’ fees and expenses	43
Other	2,229

Total expenses	233,109
Expense reductions (Note 4)	(8)
Expenses waived/paid by affiliates (Note 3e)	(84,478)

Net expenses	148,623

Net investment income	318,717

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(59,007)
Net change in unrealized appreciation (depreciation) on investments	2,549,700

Net realized and unrealized gain (loss)	2,490,693

Net increase (decrease) in net assets resulting from operations	$2,809,410

The accompanying notes are an integral part of these financial statements.

FLV-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Value Securities Fund
	Year Ended December 31, 2006	Period Ended December 31, 2005[a]

Increase (decrease) in net assets:
Operations:
Net investment income	$318,717	$52,448
Net realized gain (loss) from investments	(59,007)	43,071
Net change in unrealized appreciation (depreciation) on investments	2,549,700	163,129

Net increase (decrease) in net assets resulting from operations	2,809,410	258,648

Distributions to shareholders from:
Net investment income - Class 2	(320,985)	(44,816)
Net realized gains - Class 2	(43,645)	—

Total distributions to shareholders	(364,630)	(44,816)

Capital share transactions - Class 2 (Note 2)	15,644,992	7,765,580

Net increase (decrease) in net assets	18,089,772	7,979,412
Net assets
Beginning of year	7,979,412	—

End of year	$26,069,184	$7,979,412

Undistributed net investment income included in net assets:
End of year	$5,364	$7,632

[a]	For the period March 1, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

FLV-12

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Large Cap Value Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 95.32% of the Fund’s shares were held through one insurance company. The Fund offers one class of shares: Class 2.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FLV-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2006		Period Ended December 31, 2005[a]
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,952,773	$21,692,830	822,096	$8,292,995
Shares issued in reinvestment of distributions	29,711	346,300	3,695	38,616
Shares redeemed	(553,333)	(6,394,138)	(56,439)	(566,031)

Net increase (decrease)	1,429,151	$15,644,992	769,352	$7,765,580

[a]	For the period March 1, 2005 (commencement of operations) to December 31, 2005.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FLV-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s Class 2 shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Voluntary Waiver and Expense Reimbursements

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisory Services agreed in advance to voluntarily waive a portion of management fees through April 30, 2007. Total expenses waived by FT Services and Advisory Services are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end. After April 30, 2007, Advisory Services may discontinue this waiver at any time.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

FLV-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $7,366.

The tax character of distributions paid during the year ended December 31, 2006 and the period ended December 31, 2005, was as follows:

	Year Ended December 31, 2006	Period Ended December 31, 2005
Distributions paid from ordinary income	$364,630	$44,816

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$23,381,546

Unrealized appreciation	$2,674,475
Unrealized depreciation	15,415

Net unrealized appreciation (depreciation)	$2,659,060

Distributable earnings – Undistributed ordinary income	$6,919

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $19,657,980 and $3,807,699, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

FLV-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

8. REGULATORY MATTERS (continued)

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FLV-17

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Value Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 1, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FLV-18

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Large Cap Value Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 95.82% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

FLV-19

FRANKLIN MONEY MARKET FUND

Fund Goal and Main Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund invests exclusively in U.S. dollar denominated money market debt instruments. The Fund seeks to maintain a stable share price of $1.00 but there is no guarantee that it will be able to do so.

We are pleased to bring you Franklin Money Market Fund’s annual report for the fiscal year ended December 31, 2006.

Economic and Market Overview

After a strong first quarter, U.S. economic growth slowed during the balance of 2006. Although an improved labor market and higher personal incomes helped support consumer spending, a slowing housing market dampened overall economic growth.

Oil prices reached a historical high during the reporting period, which contributed to a rise in headline, or overall, inflation. However, oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. Many retail goods prices, and thus inflation, also declined. Core inflation, which excludes food and energy costs, experienced some upward pressure during the third quarter, but began to dip at the outset of the fourth quarter. December’s headline Consumer Price Index (CPI) reported a 12-month rise of 2.5%, while core CPI increased 2.6%.1

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate incrementally to 5.25%, and then kept the rate steady from June 30 through the end of the year. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.39% at the beginning of the period to a high of 5.25% on June 28 and then fell to 4.71% on December 31, 2006. Typically, the intermediate portion of the yield curve is largely reflective of the markets’ future inflation expectations. Lower oil prices, in conjunction with relatively stable inflation as well as some concerns about the slowing housing market and its potential effect on the economy, contributed to this decline in interest rates.

1. Source: Bureau of Labor Statistics.

An investment in the Fund is neither insured nor guaranteed by the U.S. Federal Government or by any other entity or institution. There is no assurance the $1.00 share price will be maintained and it is possible to lose money by investing in the Fund. The Fund’s prospectus also includes a description of the main investment risks.

Investment Strategy

In selecting investments, we use a conservative investment approach, focusing on the highest-quality eligible money market securities. We assess the relative value of each security meeting our credit criteria to find the best combination of assets we believe will maximize the Fund’s yield relative to our expectations of the investment environment. We monitor short-term interest rates, economic conditions, and Federal Reserve Board monetary policy to determine the portfolio maturity we believe will provide high overall return.

Manager’s Discussion

Consistent with our strategy, we continued to invest mainly in high-quality money market securities. For example, on December 31, 2006, 100% of the portfolio was invested in securities with a short-term credit rating of A-1 or P-1, or higher, by independent credit rating agency Standard & Poor’s or Moody’s Investors Service.2

Thank you for your participation in Franklin Money Market Fund. We look forward to serving your future investment needs.

2. These do not indicate ratings of the Fund.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Money Market Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,021.80	$5.30
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Money Market Fund

	Year Ended December 31,
Class 1	2006		2005		2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations - net investment income	0.043		0.025		0.007	0.005	0.013
Less distributions from net investment income	(0.043)		(0.025)		(0.007)	(0.005)	(0.013)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total return[a]	4.38%		2.55%		0.73%	0.52%	1.33%
Ratios/supplemental data
Net assets, end of year (000’s)	$39,198		$46,750		$59,026	$81,734	$119,819
Ratios to average net assets:
Expenses	0.75%	[b]	0.70%	[b]	0.68%	0.66%	0.63%
Net investment income	4.25%		2.48%		0.67%	0.56%	1.37%

[a]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[b]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Money Market Fund

	Year Ended December 31,
Class 2	2006		2005		2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations - net investment income	0.040		0.023		0.004	0.003	0.011
Less distributions from net investment income	(0.040)		(0.023)		(0.004)	(0.003)	(0.011)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total return[a]	4.12%		2.29%		0.44%	0.27%	1.08%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,057		$962		$887	$590	$479
Ratios to average net assets:
Expenses	1.00%	[b]	0.95%	[b]	0.93%	0.91%	0.88%
Net investment income	4.00%		2.23%		0.42%	0.31%	1.12%

[a]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[b]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Money Market Fund	Country	Principal Amount[a]	Value
Short Term Investments 99.9%
Certificates of Deposit 3.5%
Barclays Bank PLC, New York Branch, 4.97%, 2/09/07	United States	$500,000	$500,005
Calyon North America Inc., New York Branch, 5.06%, 3/02/07	United States	500,000	500,000
Dexia Credit Local, New York Branch, 4.875%, 2/01/07	United States	400,000	400,000

Total Certificates of Deposit (Cost $1,400,005)			1,400,005

[b]Commercial Paper 40.7%
Barclays U.S. Funding Corp., 1/17/07 - 2/02/07	United States	975,000	971,427
Commonwealth Bank of Australia, 1/08/07 - 1/31/07	United States	435,000	433,715
General Electric Capital Corp., 1/16/07 - 3/27/07	United States	1,470,000	1,461,136
Goldman Sachs Group Inc., 1/19/07	United States	1,000,000	997,385
HBOS Treasury Services, 1/04/07 - 3/05/07	United Kingdom	1,883,000	1,876,120
Merrill Lynch & Co. Inc., 1/02/07 - 1/22/07	United States	1,019,000	1,016,171
Morgan Stanley Group Inc., 1/11/07 - 2/13/07	United States	1,500,000	1,494,900
Societe Generale North America Inc., 1/08/07 - 3/08/07	United States	1,829,000	1,823,582
Svenska Handelsbanken Inc., 1/02/07 - 2/02/07	United States	1,290,000	1,287,596
Toyota Motor Credit Corp., 1/03/07 - 1/24/07	United States	1,475,000	1,472,531
U.S. Central Credit Union, 1/19/07 - 1/25/07	United States	1,750,000	1,744,291
UBS AG Finance Delaware Inc., 1/02/07 - 1/26/07	United States	1,813,000	1,810,211

Total Commercial Paper (Cost $16,389,065)			16,389,065

Total Investments before Repurchase Agreements (Cost $17,789,070)			17,789,070

[c]Repurchase Agreements 55.7%
ABN AMRO Bank NV, 5.27%, 1/02/07 (Maturity Value $4,442,600) Collateralized by U.S. Government Agency Securities, 4.75%, 3/13/09	United States	4,440,000	4,440,000
Barclays De Zoete Wedd Securities Inc., 5.26%, 1/02/07 (Maturity Value $6,003,507) Collateralized by U.S. Government Agency Securities, 5.55%, 8/21/07	United States	6,000,000	6,000,000
Nationsbanc Montgomery Securities, 5.24%, 1/02/07 (Maturity Value $ 6,003,493) Collateralized by U.S. Government Agency Securities, 5.50%, 3/15/11	United States	6,000,000	6,000,000
Warburg Dillon Read, 5.25%, 1/02/07 (Maturity Value $6,003,500) Collateralized by U.S. Government Agency Securities, 6.625%, 11/15/10	United States	6,000,000	6,000,000

Total Repurchase Agreements (Cost $22,440,000)			22,440,000

Total Short Term Investments (Cost $40,229,070) 99.9%			40,229,070
Other Assets, less Liabilities 0.1%			25,709

Net Assets 100.0%			$40,254,779

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[b]	The security is traded on a discount basis with no stated coupon rate.
[c]	See Note 1(b) regarding repurchase agreements.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

December 31, 2006

Franklin Money Market Fund
Assets:
Investments in securities, at amortized cost	$17,789,070
Repurchase agreements, at value and cost	22,440,000

Total investments	40,229,070
Cash	3,473
Receivables:
Interest	71,854

Total assets	40,304,397

Liabilities:
Payables:
Capital shares redeemed	21,508
Affiliates	20,417
Reports to shareholders	6,535
Accrued expenses and other liabilities	1,158

Total liabilities	49,618

Net assets, at value	$40,254,779

Net assets consist of:
Paid-in capital	$40,255,503
Accumulated net realized gain (loss)	(724)

Net assets, at value	$40,254,779

Class 1:
Net assets, at value	$39,197,990

Shares outstanding	39,205,670

Net asset value per share	$1.00

Class 2:
Net assets, at value	$1,056,789

Shares outstanding	1,056,967

Net asset value per share	$1.00

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Money Market Fund
Investment income:
Interest	$2,179,330

Expenses:
Management fees (Note 3a)	273,147
Distribution fees - Class 2 (Note 3c)	2,487
Unaffiliated transfer agent fees	19
Custodian fees (Note 4)	745
Reports to shareholders	28,302
Professional fees	17,227
Trustees’ fees and expenses	239
Other	6,673

Total expenses	328,839
Expense reductions (Note 4)	(93)

Net expenses	328,746

Net investment income	1,850,584

Net increase (decrease) in net assets resulting from operations	$1,850,584

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Money Market Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$1,850,584	$1,306,838

Distributions to shareholders from:
Net investment income:
Class 1	(1,818,412)	(1,285,610)
Class 2	(40,030)	(21,228)

Total distributions to shareholders	(1,858,442)	(1,306,838)

Capital share transactions: (Note 2)
Class 1	(7,544,700)	(12,275,835)
Class 2	95,467	74,930

Total capital share transactions	(7,449,233)	(12,200,905)

Net increase (decrease) in net assets	(7,457,091)	(12,200,905)
Net assets: (there is no undistributed income at beginning or end of year)
Beginning of year	47,711,870	59,912,775

End of year	$40,254,779	$47,711,870

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Money Market Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Money Market Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 96.40% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end had been entered into on December 29, 2006. Repurchase agreements are valued at cost.

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares at $1.00 per share were as follows:

	Year Ended December 31,
	2006	2005
Class 1 Shares:	Amount	Amount
Shares sold	$2,821,194	$731,051
Shares issued in reinvestment of distributions	1,819,860	1,285,602
Shares redeemed	(12,185,754)	(14,292,488)

Net increase (decrease)	$(7,544,700)	$(12,275,835)

Class 2 Shares:
Shares sold	$200,141	$144,092
Shares issued in reinvestment of distributions	40,086	21,228
Shares redeemed	(144,760)	(90,390)

Net increase (decrease)	$95,467	$74,930

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$280
2010	444

$724

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$1,858,442	$1,306,838

At December 31, 2006, the cost of investments and undistributed ordinary income for book and income tax purposes were the same.

6. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

7. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

7. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Franklin Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Money Market Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FRANKLIN REAL ESTATE FUND

This annual report for Franklin Real Estate Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+20.58%	+20.10%	+12.80%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +16.02%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Dow Jones Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Real Estate Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FRE-1

Fund Goal and Main Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its narrow benchmark, the Dow Jones Wilshire Real Estate Securities Index, which returned +35.85%.1 However, the Fund did outpace its broad benchmark, the S&P 500, which returned +15.78% for the same period.1

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.2

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.3

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. By concentrating in the industries of the real estate sector, the Fund carries much greater risk of adverse developments affecting that sector than a fund that invests more broadly. Smaller and mid-size company securities can increase the risk of greater price fluctuation, particularly over the short term. The Fund’s prospectus also includes a description of the main investment risks.

FRE-2

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.4 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We are research-driven, fundamental investors. As bottom-up investors, we focus on selecting securities that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Using both qualitative and quantitative analysis, we evaluate security characteristics, the strength and quality of management, and underlying properties. In addition, we may consider other factors, such as the supply and demand outlook for various property types and regional markets.

Manager’s Discussion

During the year under review, holdings that contributed to Fund performance included Forest City, Vornado Realty Trust and Boardwalk REIT. Vornado was a strong performer as the fundamentals in its core office markets of New York City and Washington, DC, continued to improve. Boardwalk, an owner of Canadian apartment buildings, delivered a very strong total return as well. Boardwalk benefited from increased demand for its properties in Alberta, Canada, due largely to the region’s oil industry expansion.

The Fund also had some detractors from performance during the year, mostly in the homebuilding sector. For example, The St. Joe Company detracted from total returns during the period. Softening demand for the company’s new homes in Florida resulted in negative earnings revisions during 2006. We sold the stock by period-end, believing

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRE-3

demand could remain persistently soft for some time and the valuation is not compelling. Our shares of Hovnanian Enterprises also fell significantly in 2006. Weakness in many of the company’s core homebuilding markets hurt sales and profit margins. Meritage Homes’ shares also fell sharply as the company suffered a similar fate as Hovnanian. Although near-term investor concerns regarding the slowing residential real estate market caused both stocks to fall, we held Hovnanian and Meritage in the portfolio at period-end because we believe they offer strong appreciation potential if the domestic housing market stabilizes.

Thank you for your participation in Franklin Real Estate Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Real Estate Fund

12/31/06

Company Sector/Industry	% of Total Net Assets
M.D.C. Holdings Inc.	5.1%
Homebuilding
Forest City Enterprises Inc., A	4.5%
Real Estate Development
The Macerich Co.	3.7%
Equity REIT— Retail
ProLogis	3.2%
Equity REIT— Industrial
Boardwalk REIT (Canada)	3.1%
Equity REIT — Apartments
iStar Financial Inc.	3.1%
Equity REIT — Other
Lennar Corp., A	2.8%
Homebuilding
D.R. Horton Inc.	2.8%
Homebuilding
Vornado Realty Trust	2.7%
Equity REIT — Diversified Property
Meritage Homes Corp.	2.5%
Homebuilding

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRE-4

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Real Estate Fund Class 2

FRE-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,181.20	$4.81
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.51%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRE-6

SUPPLEMENT DATED JANUARY 31, 2007

TO THE PROSPECTUS DATED MAY 1, 2006

OF

FRANKLIN REAL ESTATE FUND

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”)

AS SUPPLEMENTED TO DATE

At a meeting held on January 17, 2007, the Board of Trustees of the Trust approved a proposal to convert the Franklin Real Estate Fund (the “Fund”) from a domestic real estate fund to a global real estate fund, subject to shareholder approval of: (1) a change in the Fund’s investment goal to high total return; (2) a new Investment Management Agreement between the Trust, on behalf of the Fund, and Franklin Templeton Institutional, LLC (“FT Institutional”), an affiliate of Franklin Advisers, Inc. (“Franklin Advisers”), to (a) replace Franklin Advisers with FT Institutional as the Fund’s investment manager, (b) increase the Fund’s investment management fee (which will be phased in over five years through fee waivers), and (c) “un-bundle” the Fund’s current Investment Management Agreement into two separate investment management and administration agreements, each with a separate fee; (3) the engagement of Franklin Advisers, as the Fund’s sub-investment adviser pursuant to a Subadvisory Agreement between FT Institutional and Franklin Advisers; and (4) the change in the Fund’s classification under the Investment Company Act of 1940 from a “diversified fund” to a “non-diversified” fund.

Shareholders of record as of January 5, 2007, will be asked to vote on the above proposals as well as other matters submitted for shareholder approval at the Trust’s special shareholder meeting to be held on March 21, 2007. Shareholders will receive a proxy statement that includes a detailed description of each proposal. If shareholders approve these proposals, the Fund’s conversion is proposed to take effect on or about May 1, 2007, and the name of the Fund would be changed as of that date to “Franklin Global Real Estate Securities Fund.” If one or more of these four proposals is not approved by shareholders, then none of these proposals, even if approved by shareholders, nor the conversion will be implemented, and the Fund will continue to be operated in its current form. The Fund’s investment managers and distributor will pay the expenses incurred in seeking shareholder approval of these proposals, including the costs of soliciting proxies, whether or not such proposals are approved or the conversion is completed.

Please keep this supplement for future reference.

FRE-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Real Estate Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.55	$30.87	$23.91	$18.05	$18.14

Income from investment operations[a]:
Net investment income[b]	0.67	0.70	0.75	0.74	0.75
Net realized and unrealized gains (losses)	5.40	3.38	6.78	5.67	(0.30)

Total from investment operations	6.07	4.08	7.53	6.41	0.45

Less distributions from:
Net investment income	(0.75)	(0.49)	(0.53)	(0.55)	(0.54)
Net realized gains	(2.62)	(1.91)	(0.04)	—	—

Total distributions	(3.37)	(2.40)	(0.57)	(0.55)	(0.54)

Net asset value, end of year	$35.25	$32.55	$30.87	$23.91	$18.05

Total return[c]	20.87%	13.74%	32.19%	36.08%	2.25%
Ratios/supplemental data
Net assets, end of year (000’s)	$140,487	$145,425	$152,451	$134,468	$112,991
Ratios to average net assets:
Expenses	0.50% [d]	0.49% [d]	0.50% [d]	0.53%	0.57%
Net investment income	2.04%	2.32%	3.00%	3.62%	4.23%
Portfolio turnover rate	31.39%	36.10%	39.42%	15.44%	18.13%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRE-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Real Estate Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.08	$30.49	$23.65	$17.88	$17.99

Income from investment operations[a]:
Net investment income[b]	0.58	0.64	0.72	0.74	0.76
Net realized and unrealized gains (losses)	5.31	3.30	6.65	5.55	(0.35)

Total from investment operations	5.89	3.94	7.37	6.29	0.41

Less distributions from:
Net investment income	(0.68)	(0.44)	(0.49)	(0.52)	(0.52)
Net realized gains	(2.62)	(1.91)	(0.04)	—	—

Total distributions	(3.30)	(2.35)	(0.53)	(0.52)	(0.52)

Net asset value, end of year	$34.67	$32.08	$30.49	$23.65	$17.88

Total return[c]	20.58%	13.47%	31.80%	35.75%	2.07%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,491,571	$1,343,868	$1,005,647	$522,415	$249,116
Ratios to average net assets:
Expenses	0.75% [d]	0.74% [d]	0.75% [d]	0.78%	0.82%
Net investment income	1.79%	2.07%	2.75%	3.37%	3.98%
Portfolio turnover rate	31.39%	36.10%	39.42%	15.44%	18.13%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRE-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Real Estate Fund	Country	Shares	Value
Common Stocks 93.8%
Equity REIT – Apartments 4.2%
Boardwalk REIT	Canada	1,428,500	$50,618,121
Education Realty Trust Inc.	United States	41,400	611,478
GMH Communities Trust	United States	1,733,000	17,589,950

			68,819,549

Equity REIT – Diversified Property 5.4%
Ashford Hospitality Trust	United States	1,074,100	13,372,545
Lexington Corporate Properties Trust	United States	349,600	7,838,032
Liberty Property Trust	United States	445,100	21,872,214
Vornado Realty Trust	United States	367,700	44,675,550

			87,758,341

Equity REIT – Health Care 1.6%
Ventas Inc.	United States	609,688	25,801,996

Equity REIT – Hotels 6.2%
Eagle Hospitality Properties Trust Inc.	United States	584,300	5,363,874
Host Hotels & Resorts Inc.	United States	1,190,614	29,229,574
LaSalle Hotel Properties	United States	356,300	16,336,355
Starwood Hotels & Resorts Worldwide Inc.	United States	328,100	20,506,250
Strategic Hotels & Resorts Inc.	United States	685,100	14,928,329
[a]Wyndham Worldwide Corp.	United States	481,220	15,408,664

			101,773,046

Equity REIT – Industrial 5.9%
First Potomac Realty Trust	United States	403,900	11,757,529
ProLogis	United States	849,747	51,639,125
PS Business Parks Inc.	United States	467,400	33,049,854

			96,446,508

Equity REIT – Office 6.6%
BioMed Realty Trust Inc.	United States	640,900	18,329,740
Brandywine Realty Trust	United States	713,900	23,737,175
Corporate Office Properties Trust	United States	468,600	23,650,242
Cousins Properties Inc.	United States	90,800	3,202,516
Digital Realty Trust Inc.	United States	750,400	25,686,192
Parkway Properties Inc.	United States	272,000	13,874,720

			108,480,585

Equity REIT – Other 7.4%
Capital Trust Inc., A	United States	288,000	14,382,720
Entertainment Properties Trust	United States	358,900	20,974,116
iStar Financial Inc.	United States	1,052,800	50,344,896
[b]MortgageIT Holdings Inc.	United States	1,480,500	21,837,375
Redwood Trust Inc.	United States	213,000	12,371,040

			119,910,147

Equity REIT – Retail 15.6%
CBL & Associates Properties Inc.	United States	326,700	14,162,445
Cedar Shopping Centers Inc.	United States	1,340,700	21,330,537
General Growth Properties Inc.	United States	526,000	27,472,980
Glimcher Realty Trust	United States	240,200	6,415,742

FRE-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Real Estate Fund	Country	Shares	Value
Common Stocks (continued)
Equity REIT – Retail (continued)
Kimco Realty Corp.	United States	604,100	$27,154,295
Kite Realty Group Trust	United States	1,061,700	19,768,854
The Macerich Co.	United States	699,100	60,521,087
Ramco-Gershenson Properties Trust	United States	217,100	8,280,194
Regency Centers Corp.	United States	273,700	21,395,129
Simon Property Group Inc.	United States	387,445	39,244,304
Tanger Factory Outlet Centers Inc.	United States	213,600	8,347,488

			254,093,055

Equity REIT – Storage 4.3%
Extra Space Storage Inc.	United States	1,200,000	21,912,000
Public Storage Inc.	United States	281,200	27,417,000
U-Store-It Trust	United States	1,024,300	21,049,365

			70,378,365

Finance 3.9%
Brookfield Asset Management Inc., A	Canada	289,400	13,943,292
CharterMac LP	United States	706,200	15,162,114
Fidelity National Financial Inc., A	United States	126,600	3,023,208
Newcastle Investment Corp.	United States	1,022,100	32,012,172

			64,140,786

Homebuilding 24.2%
Centex Corp.	United States	293,400	16,509,618
D.R. Horton Inc.	United States	1,706,500	45,205,185
[a]Hovnanian Enterprises Inc., A	United States	909,600	30,835,440
KB Home	United States	792,700	40,649,656
Lennar Corp., A	United States	864,000	45,325,440
M.D.C. Holdings Inc.	United States	1,450,500	82,751,025
[a]Meritage Homes Corp.	United States	853,200	40,714,704
[a]NVR Inc.	United States	40,220	25,941,900
The Ryland Group Inc.	United States	615,700	33,629,534
Standard Pacific Corp.	United States	622,900	16,687,491
[a]Toll Brothers Inc.	United States	513,100	16,537,213

			394,787,206

Real Estate Development 5.8%
Brookfield Properties Corp.	Canada	353,340	13,896,862
Forest City Enterprises Inc., A	United States	1,267,400	74,016,160
[a]Realogy Corp.	United States	247,400	7,501,168

			95,414,190

Real Estate Investment Trusts 2.7%
Douglas Emmett Inc.	United States	883,300	23,486,947
RAIT Financial Trust	United States	597,747	20,610,317

			44,097,264

Total Common Stocks (Cost $1,047,659,463)			1,531,901,038

FRE-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Real Estate Fund	Country	Principal Amount	Value
Short Term Investment (Cost $95,956,049) 5.9%
Repurchase Agreement 5.9%
[c]Joint Repurchase Agreement, 5.137%, 1/02/07 (Maturity Value $96,010,819)	United States	$95,956,049	$95,956,049
ABN AMRO Bank, N.V., New York Branch (Maturity Value $9,217,038)
Banc of America Securities LLC (Maturity Value $9,217,038)
Barclays Capital Inc. (Maturity Value $4,287,843)
Bear, Stearns & Co. Inc. (Maturity Value $4,287,843)
BNP Paribas Securities Corp. (Maturity Value $9,217,038)
Deutsche Bank Securities Inc. (Maturity Value $2,144,882)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,144,882)
Goldman, Sachs & Co. (Maturity Value $9,217,038)
Greenwich Capital Markets Inc. (Maturity Value $9,217,038)
Lehman Brothers Inc. (Maturity Value $9,409,065)
Merrill Lynch Government Securities Inc. (Maturity Value $9,217,038)
Morgan Stanley & Co. Inc. (Maturity Value $9,217,038)
UBS Securities LLC (Maturity Value $9,217,038)

Collateralized by U.S. Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11; [d]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07; [d]U.S. Treasury Bills, 1/25/07; and U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Investments (Cost $1,143,615,512) 99.7%			1,627,857,087
Other Assets, less Liabilities 0.3%			4,201,293

Net Assets 100.0%			$1,632,058,380

Selected Portfolio Abbreviations

REIT - Real Estate Investment Trust

[a]Non-income	producing for the twelve months ended December 31, 2006.
[b]See	Note 7 regarding holdings of 5% voting securities.
[c]See	Note 1(c) regarding joint repurchase agreement.
[d]The	security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FRE-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Real Estate Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,030,017,948
Cost - Non-controlled affiliated issuers (Note 7)	17,641,515
Cost - Repurchase agreements	95,956,049

Total cost of investments	$1,143,615,512

Value - Unaffiliated issuers	$1,510,063,663
Value - Non-controlled affiliated issuers (Note 7)	21,837,375
Value - Repurchase agreements	95,956,049

Total value of investments	1,627,857,087
Cash	57,064
Receivables:
Investment securities sold	1,625,184
Capital shares sold	65,204
Dividends	5,582,384

Total assets	1,635,186,923

Liabilities:
Payables:
Capital shares redeemed	1,742,731
Affiliates	1,294,742
Accrued expenses and other liabilities	91,070

Total liabilities	3,128,543

Net assets, at value	$1,632,058,380

Net assets consist of:
Paid-in capital	$1,018,690,596
Undistributed net investment income	36,716,081
Net unrealized appreciation (depreciation)	484,224,601
Accumulated net realized gain (loss)	92,427,102

Net assets, at value	$1,632,058,380

Class 1:
Net assets, at value	$140,487,082

Shares outstanding	3,985,232

Net asset value and maximum offering price per share	$35.25

Class 2:
Net assets, at value	$1,491,571,298

Shares outstanding	43,015,877

Net asset value and maximum offering price per share	$34.67

The accompanying notes are an integral part of these financial statements.

FRE-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Real Estate Fund
Investment income:
Dividends:
Unaffiliated issuers	$31,107,307
Non-controlled affiliated issuers (Note 7)	3,279,569
Interest	4,616,163
Other income (Note 8)	22,512

Total investment income	39,025,551

Expenses:
Management fees (Note 3a)	7,163,553
Distribution fees - Class 2 (Note 3c)	3,496,073
Unaffiliated transfer agent fees	319
Custodian fees (Note 4)	34,440
Reports to shareholders	367,482
Professional fees	57,044
Trustees’ fees and expenses	8,437
Other	34,240

Total expenses	11,161,588
Expense reductions (Note 4)	(3,829)

Net expenses	11,157,759

Net investment income	27,867,792

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments
Unaffiliated Issuers	82,857,676
Non-controlled affiliated issuers (Note 7)	12,004,954
Realized gain distributions from REITS	8,642,770
Foreign currency transactions	(41,175)

Net realized gain (loss)	103,464,225

Net change in unrealized appreciation (depreciation) on:
Investments	151,851,715
Translation of assets and liabilities denominated in foreign currencies	(21,073)

Net change in unrealized appreciation (depreciation)	151,830,642

Net realized and unrealized gain (loss)	255,294,867

Net increase (decrease) in net assets resulting from operations	$283,162,659

The accompanying notes are an integral part of these financial statements.

FRE-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Real Estate Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$27,867,792	$27,665,852
Net realized gain (loss) from investments, realized gain distribution from REITS and foreign currency transactions	103,464,225	120,309,653
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	151,830,642	25,146,235

Net increase (decrease) in net assets resulting from operations	283,162,659	173,121,740

Distributions to shareholders from:
Net investment income:
Class 1	(2,972,697)	(2,239,960)
Class 2	(28,165,696)	(16,328,995)
Net realized gains:
Class 1	(10,457,689)	(8,692,625)
Class 2	(109,387,703)	(70,236,345)

Total distributions to shareholders	(150,983,785)	(97,497,925)

Capital share transactions: (Note 2)
Class 1	(17,534,147)	(14,607,962)
Class 2	28,119,966	270,179,736

Total capital share transactions	10,585,819	255,571,774

Net increase (decrease) in net assets	142,764,693	331,195,589
Net assets:
Beginning of year	1,489,293,687	1,158,098,098

End of year	$1,632,058,380	$1,489,293,687

Undistributed net investment income included in net assets:
End of year	$36,716,081	$36,236,055

The accompanying notes are an integral part of these financial statements.

FRE-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Real Estate Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 58.99% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

FRE-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

FRE-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	18,170	$618,107	66,974	$2,110,829
Shares issued in reinvestment of distributions	463,277	13,430,386	359,270	10,932,585
Shares redeemed	(963,820)	(31,582,640)	(896,385)	(27,651,376)

Net increase (decrease)	(482,373)	$(17,534,147)	(470,141)	$(14,607,962)

Class 2 Shares:
Shares sold	2,437,974	$80,664,672	7,617,433	$231,904,673
Shares issued in reinvestment of distributions	4,816,295	137,553,399	2,882,629	86,565,340
Shares redeemed	(6,132,130)	(190,098,105)	(1,594,165)	(48,290,277)

Net increase (decrease)	1,122,139	$28,119,966	8,905,897	$270,179,736

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FRE-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $28,035.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$52,932,620	$40,021,889
Long term capital gain	98,051,165	57,476,036

	$150,983,785	$97,497,925

FRE-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

5. INCOME TAXES (continued)

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,145,083,155

Unrealized appreciation	$517,859,732
Unrealized depreciation	(35,085,800)

Net unrealized appreciation (depreciation)	$482,773,932

Undistributed ordinary income	$41,813,449
Undistributed long term capital gains	88,825,411

Distributable earnings	$130,638,860

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $453,409,162 and $503,941,740, respectively.

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2006 were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year			Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Cedar Shopping Centers Inc.	1,756,900	—	416,200	1,340,700	$		[a]	$862,752	$531,327
Digital Realty Trust Inc.	1,510,500	—	760,100	750,400			[a]	1,045,922	11,473,627
MortgageIT Holdings Inc.	336,100	1,144,400	—	1,480,500		21,837,375		1,370,895	—

Total Affiliated Securities (1.34% of Net Assets)						$21,837,375		$3,279,569	$12,004,954

[a]	As of December 31, 2006, no longer an affiliate.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading,

FRE-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

8. REGULATORY MATTERS (continued)

market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FRE-21

Franklin Templeton Variable Insurance Products Trust

Franklin Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FRE-22

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Real Estate Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $88,831,149 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 7.54% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

FRE-23

FRANKLIN RISING DIVIDENDS SECURITIES FUND

We are pleased to bring you Franklin Rising Dividends Securities Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+17.12%	+10.52%	+11.21%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +9.17%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which posted a +15.78% total return for the same period.1

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.2

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.3

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Small and midsize company securities can increase the risk of greater price fluctuation, particularly over the short term. By having significant investments in particular sectors from time to time, the Fund may experience more volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.4 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

Significant positive contributors to the Fund’s return during the year ended December 31, 2006, included Nucor, West Pharmaceutical Services and Roper Industries. In 2006, Nucor generated earnings well in excess of previous cyclical peaks. However, the company told investors to expect lower earnings in the fourth quarter. Nucor has increased its regular dividend for the last 33 years and doubled its special dividend during the period. West reported strong earnings growth throughout the year, driven by strong sales growth, particularly in its pharmaceutical systems segment. West has 14 years of dividend increases. Roper reported strong growth in orders, sales and earnings in all of its segments. Roper has also increased its dividend for 14 consecutive years.

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRD-3

Three stocks that declined in value during the period were Superior Industries International, Wal-Mart Stores and Cintas. Earnings declined sharply at Superior Industries as its two largest customers lost market share. The stock prices of new Fund holdings Wal-Mart and Cintas lagged the market while the Fund accumulated their shares. Year-end prices for both were slightly below the Fund’s average cost.

The Fund initiated new positions in Cintas and Wal-Mart, consistent with our investment strategy. Although Cintas’ core business is renting and selling uniforms, the company has expanded its offerings to include products and services related to fire and safety, first aid, sanitation and document management. Cintas has increased its dividend for 23 years. Wal-Mart has a 30-year record of significant and substantial dividend increases, and the company’s stock was valued toward the low end of its historical price/earnings ratio range as of December 31, 2006. Wal-Mart has strong cash flow and we believe the company should be able to steadily grow its earnings and dividends. Although its sales growth was weak in recent months, Wal-Mart remains a dominant global retailer.

The Fund significantly increased its positions in Brady and Erie Indemnity during the period. In June, Brady sold shares in a secondary offering, which depressed its stock price. In addition to growing at a solid rate in recent quarters, Brady has accelerated its acquisition program in the past year. Brady has increased its dividend for 21 consecutive years. Erie is the management company for the Erie Insurance Exchange, an auto and homeowners insurer. Erie has 27 years of dividend increases.

During the period, a private buyer acquired Reynolds and Reynolds for $40 per share in cash. The Fund also sold its positions in Baldor Electric, Diebold, Kaydon, Lancaster Colony and Superior Industries. Baldor Electric was a small position and no longer met our valuation screen for additional purchases. Although Diebold has increased its dividend for 53 consecutive years, its dividend growth rate slowed to the point that the company no longer met our screening criteria. Kaydon has not increased its dividend in more than five years despite having strong operating results in recent years. Although Lancaster Colony still had a solid record of long-term rising dividends, earnings per share has stagnated for many years. Superior Industries faced a challenging competitive environment for its aluminum wheels. We also significantly reduced our Nucor position following what we believed to be exceptionally strong stock performance.

Top 10 Holdings

Franklin Rising Dividends Securities Fund

12/31/06

Company Sector/Industry	% of Total Net Assets
General Electric Co.	4.2%
Producer Manufacturing
Roper Industries Inc.	4.2%
Producer Manufacturing
American International Group Inc.	4.1%
Multi-Line Insurance
United Technologies Corp.	4.0%
Producer Manufacturing
Carlisle Cos. Inc.	4.0%
Producer Manufacturing
Dover Corp.	4.0%
Producer Manufacturing
Family Dollar Stores Inc.	3.9%
Retail Trade
Freddie Mac	3.8%
Finance, Rental & Leasing
Erie Indemnity Co., A	3.4%
Property-Casualty Insurance
Pfizer Inc.	3.4%
Health Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRD-4

Our 10 largest positions on December 31, 2006, represented 39.0% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 27 years in a row and by 292% in the past 10 years. Their most recent year-over-year dividend increases averaged 12% with a yield of 2.1% on December 31, 2006, and a dividend payout ratio of 32%, based on estimates of calendar year 2006 operating earnings. The average price/earnings ratio was 16.5 times calendar year 2006 estimates versus 16.4 for that of the unmanaged S&P 500 on December 31, 2006.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 2

FRD-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,115.00	$4.64
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.87%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.11	$17.75	$16.28	$13.57	$14.19

Income from investment operations[a]:
Net investment income[b]	0.58	0.28	0.26	0.19	0.16
Net realized and unrealized gains (losses)	2.53	0.36	1.55	3.10	(0.30)

Total from investment operations	3.11	0.64	1.81	3.29	(0.14)

Less distributions from:
Net investment income	(0.24)	(0.18)	(0.12)	(0.14)	(0.19)
Net realized gains	(0.10)	(0.10)	(0.22)	(0.44)	(0.29)

Total distributions	(0.34)	(0.28)	(0.34)	(0.58)	(0.48)

Net asset value, end of year	$20.88	$18.11	$17.75	$16.28	$13.57

Total return[c]	17.43%	3.68%	11.25%	24.88%	(1.32)%
Ratios/supplemental data
Net assets, end of year (000’s)	$288,303	$292,223	$326,883	$326,663	$292,881
Ratios to average net assets:
Expenses	0.61% [d]	0.62% [d]	0.69% [d]	0.76%	0.78%
Net investment income	3.15%	1.65%	1.56%	1.39%	1.11%
Portfolio turnover rate	6.19%	2.26%	2.78%	9.54%	14.06%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.84	$17.51	$16.09	$13.44	$14.09

Income from investment operations[a]:
Net investment income[b]	0.56	0.24	0.22	0.17	0.13
Net realized and unrealized gains (losses)	2.46	0.34	1.53	3.05	(0.31)

Total from investment operations	3.02	0.58	1.75	3.22	(0.18)

Less distributions from:
Net investment income	(0.21)	(0.15)	(0.11)	(0.13)	(0.18)
Net realized gains	(0.10)	(0.10)	(0.22)	(0.44)	(0.29)

Total distributions	(0.31)	(0.25)	(0.33)	(0.57)	(0.47)

Net asset value, end of year	$20.55	$17.84	$17.51	$16.09	$13.44

Total return[c]	17.12%	3.43%	11.00%	24.59%	(1.58)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,981,240	$1,423,827	$997,800	$343,675	$63,879
Ratios to average net assets:
Expenses	0.86% [d]	0.87% [d]	0.94% [d]	1.01%	1.03%
Net investment income	2.90%	1.40%	1.31%	1.14%	0.86%
Portfolio turnover rate	6.19%	2.26%	2.78%	9.54%	14.06%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 95.6%
Commercial Services 2.9%
ABM Industries Inc.	1,126,500	$25,582,815
Cintas Corp.	959,500	38,101,745
Superior Uniform Group Inc.	237,100	3,049,106

		66,733,666

Consumer Durables 2.1%
Leggett & Platt Inc.	1,737,700	41,531,030
[a]Russ Berrie and Co. Inc.	336,181	5,193,996

		46,725,026

Consumer Non-Durables 6.9%
Alberto-Culver Co.	1,232,450	26,436,052
McCormick & Co. Inc.	1,438,895	55,483,791
The Procter & Gamble Co.	1,151,900	74,032,613

		155,952,456

Electronic Technology 0.0%[b]
Cohu Inc.	50,300	1,014,048

Finance/Rental/Leasing 5.1%
Fannie Mae	469,000	27,853,910
Freddie Mac	1,286,008	87,319,943

		115,173,853

Financial Conglomerates 3.3%
State Street Corp.	1,101,400	74,278,416

Health Technology 10.4%
Becton Dickinson and Co.	510,200	35,790,530
Hillenbrand Industries Inc.	1,174,800	66,881,364
Pfizer Inc.	2,944,300	76,257,370
West Pharmaceutical Services Inc.	1,125,600	57,664,488

		236,593,752

Insurance Brokers/Services 0.8%
Arthur J. Gallagher & Co.	627,500	18,542,625

Life/Health Insurance 2.8%
AFLAC Inc.	1,359,000	62,514,000

Major Banks 4.6%
SunTrust Banks Inc.	442,104	37,335,683
U.S. Bancorp	1,842,549	66,681,848

		104,017,531

Multi-Line Insurance 4.1%
American International Group Inc.	1,299,200	93,100,672

Non-Energy Minerals 2.4%
Nucor Corp.	1,001,902	54,763,963

Process Industries 5.2%
Bemis Co. Inc.	974,200	33,103,316
Donaldson Co. Inc.	289,800	10,058,958
Praxair Inc.	1,271,600	75,444,028

		118,606,302

Producer Manufacturing 26.7%
Brady Corp., A	1,936,679	72,199,393

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Producer Manufacturing (continued)
Carlisle Cos. Inc.	1,166,600	$91,578,100
Dover Corp.	1,851,900	90,780,138
General Electric Co.	2,576,600	95,875,286
Graco Inc.	356,112	14,109,157
Nordson Corp.	345,391	17,210,834
Roper Industries Inc.	1,878,574	94,379,558
Teleflex Inc.	605,200	39,071,712
United Technologies Corp.	1,467,700	91,760,604

		606,964,782

Property-Casualty Insurance 7.7%
Erie Indemnity Co., A	1,345,733	78,025,600
Mercury General Corp.	154,200	8,130,966
Old Republic International Corp.	2,760,808	64,271,610
RLI Corp.	431,312	24,334,623

		174,762,799

Regional Banks 1.2%
Mercantile Bankshares Corp.	360,787	16,881,224
Peoples Bancorp Inc.	159,979	4,751,376
TrustCo Bank Corp. NY	328,588	3,653,899

		25,286,499

Retail Trade 7.5%
Family Dollar Stores Inc.	2,998,900	87,957,737
[a]Sally Beauty Holdings Inc.	1,232,450	9,613,110
Wal-Mart Stores Inc.	1,584,000	73,149,120

		170,719,967

Savings Banks 1.9%
Washington Mutual Inc.	960,200	43,679,498

Total Common Stocks (Cost $1,649,735,530)		2,169,429,855

Short Term Investment (Cost $99,247,713) 4.4%
Money Market Fund 4.4%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.97%	99,247,713	99,247,713

Total Investments (Cost $1,748,983,243) 100.0%		2,268,677,568
Other Assets, less Liabilities 0.0%[b]		865,939

Net Assets 100.0%		$2,269,543,507

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]	Rounds to less than 0.1% of net assets.
[c]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FRD-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,649,735,530
Cost - Sweep Money Fund (Note 7)	99,247,713

Total cost of investments	$1,748,983,243

Value - Unaffiliated issuers	$2,169,429,855
Value - Sweep Money Fund (Note 7)	99,247,713

Total value of investments	2,268,677,568
Receivables:
Capital shares sold	2,384,440
Dividends	3,991,545

Total assets	2,275,053,553

Liabilities:
Payables:
Investment securities purchased	2,631,455
Capital shares redeemed	834,957
Affiliates	1,894,548
Accrued expenses and other liabilities	149,086

Total liabilities	5,510,046

Net assets, at value	$2,269,543,507

Net assets consist of:
Paid-in capital	$1,659,615,126
Undistributed net investment income	57,209,610
Net unrealized appreciation (depreciation)	519,694,325
Accumulated net realized gain (loss)	33,024,446

Net assets, at value	$2,269,543,507

Class 1:
Net assets, at value	$288,303,167

Shares outstanding	13,806,535

Net asset value and maximum offering price per share	$20.88

Class 2:
Net assets, at value	$1,981,240,340

Shares outstanding	96,406,592

Net asset value and maximum offering price per share	$20.55

The accompanying notes are an integral part of these financial statements.

FRD-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Rising Dividends Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$70,707,348
Sweep Money Fund (Note 7)	2,578,930
Other income (Note 8)	21,966

Total investment income	73,308,244

Expenses:
Management fees (Note 3a)	11,419,113
Distribution fees - Class 2 (Note 3c)	4,151,102
Unaffiliated transfer agent fees	212
Custodian fees (Note 4)	38,205
Reports to shareholders	371,366
Professional fees	60,841
Trustees’ fees and expenses	9,106
Other	46,745

Total expenses	16,096,690
Expense reductions (Note 4)	(185)

Net expenses	16,096,505

Net investment income	57,211,739

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	33,508,862
Net change in unrealized appreciation (depreciation) on investments	217,200,778

Net realized and unrealized gain (loss)	250,709,640

Net increase (decrease) in net assets resulting from operations	$307,921,379

The accompanying notes are an integral part of these financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$57,211,739	$22,051,638
Net realized gain (loss) from investments	33,508,862	9,641,359
Net change in unrealized appreciation (depreciation) on investments	217,200,778	30,672,043

Net increase (decrease) in net assets resulting from operations	307,921,379	62,365,040

Distributions to shareholders from:
Net investment income:
Class 1	(3,557,246)	(3,069,938)
Class 2	(17,374,522)	(10,934,889)
Net realized gains:
Class 1	(1,432,271)	(1,827,676)
Class 2	(8,224,725)	(7,458,191)

Total distributions to shareholders	(30,588,764)	(23,290,694)

Capital share transactions: (Note 2)
Class 1	(45,251,524)	(39,815,762)
Class 2	321,413,040	392,107,967

Total capital share transactions	276,161,516	352,292,205

Net increase (decrease) in net assets	553,494,131	391,366,551
Net assets:
Beginning of year	1,716,049,376	1,324,682,825

End of year	$2,269,543,507	$1,716,049,376

Undistributed net investment income included in net assets:
End of year	$57,209,610	$20,929,639

The accompanying notes are an integral part of these financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Rising Dividends Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 53.30% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	481,656	$9,458,762	756,627	$13,148,749
Shares issued in reinvestment of distributions	270,875	4,989,517	282,446	4,897,614
Shares redeemed	(3,079,003)	(59,699,803)	(3,321,270)	(57,862,125)

Net increase (decrease)	(2,326,472)	$(45,251,524)	(2,282,197)	$(39,815,762)

Class 2 Shares:
Shares sold	20,767,990	$400,946,971	24,862,959	$426,796,314
Shares issued in reinvestment of distributions	1,410,427	25,599,247	1,075,619	18,393,080
Shares redeemed	(5,580,652)	(105,133,178)	(3,120,733)	(53,081,427)

Net increase (decrease)	16,597,765	$321,413,040	22,817,845	$392,107,967

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $ 500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $675,758.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$22,867,117	$14,004,827
Long term capital gain	7,721,647	9,285,867

	$30,588,764	$23,290,694

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

5. INCOME TAXES (continued)

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,750,048,880

Unrealized appreciation	$536,475,332
Unrealized depreciation	(17,846,644)

Net unrealized appreciation (depreciation)	$518,628,688

Undistributed ordinary income	$58,901,003
Undistributed long term capital gains	33,074,449

Distributable earnings	$91,975,452

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $355,400,757 and $117,121,000, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and was recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

8. REGULATORY MATTERS (continued)

class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FRD-19

Franklin Templeton Variable Insurance Products Trust

Franklin Rising Dividends Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FRD-20

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Rising Dividends Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $33,083,251 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

FRD-21

FRANKLIN SMALL CAP VALUE SECURITIES FUND

This annual report for Franklin Small Cap Value Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of any income or distributions. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	Since Inception (5/1/98)
Average Annual Total Return	+16.98%	+13.55%	+9.06%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +13.04%.

Total Return Index Comparison for Hypothetical $10,000 Investment (5/1/98–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this Fund, small-capitalization companies are those with market capitalization values not exceeding $3.5 billion at the time of purchase. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 2500 Value Index, which returned +20.18%.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.2

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core Consumer Price

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, their prospects for growth are less certain than those of larger, more established companies and their securities are more volatile, especially over the short term. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.3

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader Standard & Poor’s 500 Index (S&P 500) returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.4 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We are a research-driven, fundamental investment adviser pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential. These might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that may be potential turnaround candidates or takeover targets.

Manager’s Discussion

During the 12 months under review, the Fund’s performance benefited from a variety of sectors. The consumer non-durables sector was a significant contributor, mainly due to nutritional supplements manufacturer NBTY (+156%) and Brown Shoe (+70%). The non-energy minerals sector also produced stellar returns thanks to steel holdings Steel Dynamics (+86%), United States Steel (+54%) and Reliance Steel & Aluminum (+30%).

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FSV-3

Despite the Fund’s solid performance, several stocks declined in value during the reporting period. The energy minerals sector’s weak performance negatively impacted the Fund’s return, and laggards included Arch Coal (-24%), Peabody Energy (-1%) and CONSOL Energy (-1%). The Fund’s consumer durables holdings also disappointed, as the portfolio’s homebuilders and furniture manufacturers reported weak results. Of note were D.R. Horton (-24%), La-Z-Boy (-10%), Hooker Furniture (-7%) and M/I Homes (-6%).

The Fund experienced significant net inflows during its fiscal year. Consistent with our investment strategy, we used a portion of the proceeds to initiate 17 positions in stocks we considered attractively valued. The new positions were road building equipment and components manufacturer Astec Industries; natural gas distributor Atmos Energy; newsprint manufacturer Bowater; identifications solutions manufacturer Brady; indoor and outdoor recreation products manufacturer Brunswick; North American oil and gas distributor holdings company Energen; property and casualty insurance company Erie Indemnity; electro-optic technology manufacturer Gentex; mini-mill steel producer Gerdau Ameristeel; marine contractor and operator of offshore oil and gas properties Helix Energy Solutions Group; single-family homebuilder M.D.C. Holdings; wood-to-wood and wood-to-concrete connection designer and manufacturer Simpson Manufacturing; closeout retailer Tuesday Morning; oil and gas driller Unit Corp.; lumber products manufacturer Universal Forest Products; apparel manufacturer The Warnaco Group; and motor homes manufacturer Winnebago Industries. We also added significantly to several existing positions, including owner, operator and franchiser of hair and retail products salons Regis; homebuilder M/I Homes; energy-efficient windows and specialized glass manufacturer Apogee Enterprises; industrial services company ABM Industries; and helicopter transportation services provider Bristow Group.

The Fund liquidated thirteen positions during the fiscal year, seven resulting from takeovers where we tendered our shares for cash acquisitions. The other holdings were eliminated because we believed they were fully valued.

The past year was an exciting period for takeover activity in the Fund with buyout bids announced by six Fund holdings. In early January, Hughes Supply announced that Home Depot made a cash bid to acquire the company at a 21% premium to the stock price prior to the announcement. Four firms bid and re-bid for Aztar a total of 11 times

Top 10 Holdings

Franklin Small Cap Value Securities Fund 12/31/06

Company Sector/Industry	% of Total Net Assets
Steel Dynamics Inc.	2.3%
Non-Energy Minerals

Brown Shoe Co. Inc.	1.8%
Consumer Non-Durables

Thor Industries Inc.	1.8%
Consumer Durables

Regis Corp.	1.8%
Retail Trade

Aspen Insurance Holdings Ltd.	1.5%
Property-Casualty Insurance

M/I Homes Inc.	1.5%
Consumer Durables

Avocent Corp.	1.5%
Electronic Technology

Wabash National Corp.	1.4%
Producer Manufacturing

IPC Holdings Ltd.	1.4%
Property-Casualty Insurance

Reliance Steel & Aluminum Co.	1.4%
Non-Energy Minerals

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSV-4

since mid-March with bids beginning at $38 cash per share and ending the reporting period at $54 cash per share. The initial bid for Aztar resulted in a 24% increase to the stock price prior to the announcement, and by period-end a bid had led to a 76% rise in the stock price since the first takeover offer. Spring brought the portfolio another cash buyout; Berkshire Hathaway offered $18 cash per share for Russell, registering a 35% premium over the prior day’s closing price. In August, two more holdings announced cash takeover deals. Computer services provider Reynolds & Reynolds announced that Universal Computer Systems bid $40 per share in cash, a 14% increase over the prior day’s closing price, and Intrawest, a resorts and adventure travel firm, announced that Fortress Investment Group offered to buy the company for $35 per share in cash, a 32% gain over the previous day’s closing price. Toward the end of the reporting period, JLG Industries, a long-time holding, announced that Oshkosh Truck bid $28 cash per share, a 35% premium over the prior day’s closing price.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 2

FSV-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,055.60	$4.71
Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.91%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.02	$15.85	$12.81	$9.70	$10.97

Income from investment operations[a]:
Net investment income[b]	0.18	0.17	0.21	0.06	0.07
Net realized and unrealized gains (losses)	2.69	1.24	2.87	3.08	(1.01)

Total from investment operations	2.87	1.41	3.08	3.14	(0.94)

Less distributions from:
Net investment income	(0.16)	(0.14)	(0.04)	(0.03)	(0.05)
Net realized gains	(0.66)	(0.10)	—	—	(0.28)

Total distributions	(0.82)	(0.24)	(0.04)	(0.03)	(0.33)

Net asset value, end of year	$19.07	$17.02	$15.85	$12.81	$9.70

Total return[c]	17.30%	8.99%	24.09%	32.47%	(9.05)%
Ratios/supplemental data
Net assets, end of year (000’s)	$73,154	$52,632	$50,401	$37,108	$28,720
Ratios to average net assets:
Expenses	0.65% [d]	0.64% [d]	0.67% [d]	0.74%	0.76%
Net investment income	0.97%	1.05%	1.59%	0.63%	0.63%
Portfolio turnover rate	16.43% [e]	11.03%	9.50%	12.52%	5.11%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.
[e]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.79	$15.65	$12.67	$9.61	$10.89

Income from investment operations[a]:
Net investment income[b]	0.13	0.13	0.18	0.04	0.04
Net realized and unrealized gains (losses)	2.65	1.23	2.82	3.04	(1.00)

Total from investment operations	2.78	1.36	3.00	3.08	(0.96)

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.02)	(0.02)	(0.04)
Net realized gains	(0.66)	(0.10)	—	—	(0.28)

Total distributions	(0.78)	(0.22)	(0.02)	(0.02)	(0.32)

Net asset value, end of year	$18.79	$16.79	$15.65	$12.67	$9.61

Total return[c]	16.98%	8.77%	23.75%	32.12%	(9.26)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,240,892	$1,094,120	$748,762	$333,625	$125,302
Ratios to average net assets:
Expenses	0.90% [d]	0.89% [d]	0.92% [d]	0.99%	1.01%
Net investment income	0.72%	0.80%	1.34%	0.38%	0.38%
Portfolio turnover rate	16.43% [e]	11.03%	9.50%	12.52%	5.11%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.
[e]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Small Cap Value Securities Fund	Country	Shares	Value
Long Term Investments 90.5%
Common Stocks 90.4%
Commercial Services 0.9%
ABM Industries Inc.	United States	499,252	$11,338,013

Consumer Durables 10.8%
Bassett Furniture Industries Inc.	United States	316,000	5,163,440
Briggs & Stratton Corp.	United States	436,300	11,758,285
Brunswick Corp.	United States	600	19,140
D.R. Horton Inc.	United States	25,400	672,846
Ethan Allen Interiors Inc.	United States	306,600	11,071,326
[a]Hooker Furniture Corp.	United States	733,406	11,499,806
[b]La-Z-Boy Inc.	United States	842,000	9,994,540
M/I Homes Inc.	United States	521,000	19,896,990
M.D.C. Holdings Inc.	United States	134,500	7,673,225
Monaco Coach Corp.	United States	877,600	12,426,816
[c]Russ Berrie and Co. Inc.	United States	649,200	10,030,140
Thor Industries Inc.	United States	529,500	23,292,705
Winnebago Industries Inc.	United States	541,300	17,814,183

			141,313,442

Consumer Non-Durables 4.1%
[c]Alliance One International Inc.	United States	129,300	912,858
Brown Shoe Co. Inc.	United States	506,500	24,180,310
Lancaster Colony Corp.	United States	53,400	2,366,154
[c]NBTY Inc.	United States	25,000	1,039,250
[c]Timberland Co., A	United States	312,100	9,856,118
[c]The Warnaco Group Inc.	United States	600,244	15,234,193

			53,588,883

Consumer Services 0.5%
[c]Aztar Corp.	United States	73,900	4,021,638
Bob Evans Farms Inc.	United States	71,100	2,433,042

			6,454,680

Electronic Technology 2.7%
[c]Avocent Corp.	United States	575,000	19,463,750
Cohu Inc.	United States	678,000	13,668,480
Diebold Inc.	United States	62,200	2,898,520

			36,030,750

Energy Minerals 2.9%
Arch Coal Inc.	United States	296,200	8,894,886
CONSOL Energy Inc.	United States	382,000	12,273,660
Peabody Energy Corp.	United States	312,700	12,636,207
[c]Unit Corp.	United States	84,700	4,103,715

			37,908,468

Finance/Rental/Leasing 0.7%
[c]Dollar Thrifty Automotive Group Inc.	United States	186,600	8,510,826

Health Services 0.4%
Pharmaceutical Product Development Inc.	United States	160,400	5,168,088

Health Technology 2.0%
[c]Adams Respiratory Therapeutics Inc.	United States	14,600	595,826
STERIS Corp.	United States	483,700	12,174,729
West Pharmaceutical Services Inc.	United States	270,000	13,832,100

			26,602,655

FSV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Small Cap Value Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Industrial Services 5.2%
[c]Atwood Oceanics Inc.	United States	117,300	$5,744,181
[c]Bristow Group Inc.	United States	336,300	12,137,067
[c]EMCOR Group Inc.	United States	148,700	8,453,595
[c]Global Industries Ltd.	United States	346,400	4,517,056
[c]Helix Energy Solutions Group Inc.	United States	305,000	9,567,850
[c]Lone Star Technologies Inc.	United States	230,800	11,173,028
[c]Oil States International Inc.	United States	288,000	9,282,240
Rowan Cos. Inc.	United States	239,100	7,938,120

			68,813,137

Insurance Brokers/Services 0.8%
Arthur J. Gallagher & Co.	United States	364,600	10,773,930

Life/Health Insurance 1.3%
American National Insurance Co.	United States	55,200	6,298,872
Presidential Life Corp.	United States	62,200	1,365,290
Protective Life Corp.	United States	69,400	3,296,500
StanCorp Financial Group Inc.	United States	134,000	6,036,700

			16,997,362

Non-Energy Minerals 6.4%
Gerdau Ameristeel Corp.	Canada	997,600	8,898,592
Reliance Steel & Aluminum Co.	United States	467,800	18,421,964
Steel Dynamics Inc.	United States	920,000	29,854,000
United States Steel Corp.	United States	115,500	8,447,670
Universal Forest Products Inc.	United States	392,642	18,304,970

			83,927,196

Process Industries 8.2%
Airgas Inc.	United States	375,900	15,231,468
AptarGroup Inc.	United States	176,100	10,396,944
Bowater Inc.	United States	357,900	8,052,750
Bunge Ltd.	United States	173,300	12,565,983
Cabot Corp.	United States	372,600	16,234,182
Glatfelter	United States	596,400	9,244,200
[c]Mercer International Inc.	Germany	666,400	7,910,168
RPM International Inc.	United States	789,500	16,492,655
Westlake Chemical Corp.	United States	385,100	12,084,438

			108,212,788

Producer Manufacturing 20.7%
A.O. Smith Corp.	United States	129,700	4,871,532
American Woodmark Corp.	United States	359,310	15,037,124
Apogee Enterprises Inc.	United States	892,800	17,239,968
[c]Astec Industries Inc.	United States	76,100	2,671,110
Baldor Electric Co.	United States	700	23,394
Brady Corp., A	United States	410,000	15,284,800
Carlisle Cos. Inc.	United States	129,000	10,126,500
CIRCOR International Inc.	United States	284,400	10,463,076
CNH Global NV	Netherlands	142,200	3,882,060
[c]Genlyte Group Inc.	United States	88,900	6,943,979
Gentex Corp.	United States	205,443	3,196,693
Gibraltar Industries Inc.	United States	740,900	17,418,559
Graco Inc.	United States	458,200	18,153,884
Kennametal Inc.	United States	279,900	16,472,115
[c]Mettler-Toledo International Inc.	Switzerland	186,600	14,713,410

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Small Cap Value Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Producer Manufacturing (continued)
Mine Safety Appliances Co.	United States	489,600	$17,943,840
Mueller Industries Inc.	United States	573,100	18,167,270
Nordson Corp.	United States	147,300	7,339,959
[c]Powell Industries Inc.	United States	78,000	2,462,460
Roper Industries Inc.	United States	240,800	12,097,792
Simpson Manufacturing Co. Inc.	United States	127,000	4,019,550
Superior Industries International Inc.	United States	520,100	10,022,327
Teleflex Inc.	United States	191,000	12,330,960
Timken Co.	United States	39,900	1,164,282
Wabash National Corp.	United States	1,250,700	18,885,570
Watts Water Technologies Inc., A	United States	268,700	11,046,257

			271,978,471

Property-Casualty Insurance 5.0%
Aspen Insurance Holdings Ltd.	United States	768,900	20,268,204
Erie Indemnity Co., A	United States	3,700	214,526
IPC Holdings Ltd.	United States	594,400	18,693,880
Montpelier Re Holdings Ltd.	Bermuda	968,500	18,023,785
RLI Corp.	United States	151,100	8,525,062

			65,725,457

Real Estate Investment Trust 0.6%
Arbor Realty Trust Inc.	United States	280,100	8,428,209

Regional Banks 1.1%
Chemical Financial Corp.	United States	230,454	7,674,118
Peoples Bancorp Inc.	United States	212,600	6,314,220

			13,988,338

Retail Trade 8.6%
Casey’s General Stores Inc.	United States	705,900	16,623,945
Christopher & Banks Corp.	United States	519,800	9,699,468
Dillard’s Inc., A	United States	54,600	1,909,362
[c]Gymboree Corp.	United States	166,000	6,334,560
[c]Hot Topic Inc.	United States	736,900	9,830,246
The Men’s Wearhouse Inc.	United States	266,000	10,177,160
Pier 1 Imports Inc.	United States	681,500	4,054,925
Regis Corp.	United States	583,900	23,087,406
Tuesday Morning Corp.	United States	930,500	14,469,275
[c]West Marine Inc.	United States	905,000	15,629,350
[c]Zale Corp.	United States	51,600	1,455,636

			113,271,333

Savings Banks 0.2%
First Indiana Corp.	United States	112,166	2,844,530

Specialty Insurance 0.2%
The PMI Group Inc.	United States	57,800	2,726,426

Transportation 4.9%
[c]Genesee & Wyoming Inc.	United States	535,200	14,043,648
[c]Kansas City Southern	United States	162,300	4,703,454
OMI Corp.	United States	345,000	7,303,650
Overseas Shipholding Group Inc.	United States	207,900	11,704,770
SkyWest Inc.	United States	453,000	11,556,030
Teekay Shipping Corp.	Bahamas	246,254	10,741,599
Tidewater Inc.	United States	93,300	4,511,988

			64,565,139

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Small Cap Value Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Utilities 2.2%
Atmos Energy Corp.	United States	192,500	$6,142,675
Energen Corp.	United States	293,600	13,781,584
[c]Sierra Pacific Resources	United States	521,100	8,770,113

			28,694,372

Total Common Stocks (Cost $910,612,148)			1,187,862,493

		Principal Amount
Corporate Bond (Cost $1,475,360) 0.1%
Producer Manufacturing 0.1%
Mueller Industries Inc., 6.00%, 11/01/14	United States	$1,494,000	1,406,227

Total Long Term Investments (Cost $912,087,508)			1,189,268,720

		Shares
Short Term Investments 10.3%
Money Market Fund (Cost $125,346,387) 9.5%
[d]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.97%	United States	125,346,387	125,346,387

		Principal Amount
[e]Investments from Cash Collateral Received for Loaned Securities 0.8%
[f]Repurchase Agreements 0.8%
Banc of America Securities LLC, 5.33%, 1/02/07 (Maturity Value $2,001,184) Collateralized by U.S. Government Agency Securities, 5.00%, 5/01/35 - 7/01/35	United States	$2,000,000	2,000,000
Barclays Capital Inc., 5.33%, 1/02/07 (Maturity Value $1,776,051) Collateralized by U.S. Government Agency Securities, 3.308% - 7.063%, 5/01/17 - 6/01/39	United States	1,775,000	1,775,000
Citigroup Global Markets Inc., 5.30%, 1/02/07 (Maturity Value $2,001,178) Collateralized by U.S. Government Agency Securities, 4.23% - 7.68%, 4/06/10 - 5/15/30	United States	2,000,000	2,000,000
Deutsche Bank Securities Inc., 5.34%, 1/02/07 (Maturity Value $2,001,187) Collateralized by U.S. Government Agency Securities, 4.50% - 7.00%, 11/01/13 - 12/01/36	United States	2,000,000	2,000,000
Morgan Stanley & Co. Inc., 5.35%, 1/02/07 (Maturity Value $2,353,398) Collateralized by U.S. Government Agency Securities, 4.875% - 6.125%, 8/27/07 - 12/27/11	United States	2,352,000	2,352,000

Total Investments from Cash Collateral Received for Loaned Securities (Cost $10,127,000)			10,127,000

Total Short Term Investments (Cost $135,473,387)			135,473,387

Total Investments (Cost $1,047,560,895) 100.8%			1,324,742,107
Other Assets, less Liabilities (0.8)%			(10,695,749)

Net Assets 100.0%			$1,314,046,358

[a]	See Note 8 regarding holdings of 5% voting securities.
[b]	A portion or all of the security is on loan as of December 31, 2006. See Note 1(e).
[c]	Non-income producing for the twelve months ended December 31, 2006.
[d]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.
[e]	See Note 1(e) regarding securities on loan.
[f]	See Note 1(c) regarding repurchase agreements.

The accompanying notes are an integral part of these financial statements.

FSV-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$899,657,385
Cost - Non-controlled affiliated issuers (Note 8)	12,430,123
Cost - Sweep Money Fund (Note 7)	125,346,387
Cost - Repurchase agreements	10,127,000

Total cost of investments	$1,047,560,895

Value - Unaffiliated issuers	$1,177,768,914
Value - Non-controlled affiliated issuers (Note 8)	11,499,806
Value - Sweep Money Fund (Note 7)	125,346,387
Value - Repurchase agreements	10,127,000

Total value of investments[a]	1,324,742,107
Receivables:
Investment securities sold	1,260,394
Capital shares sold	567,644
Dividends and interest	974,563

Total assets	1,327,544,708

Liabilities:
Payables:
Investment securities purchased	771,501
Capital shares redeemed	1,239,646
Affiliates	1,191,517
Payable upon return of securities loaned	10,127,000
Accrued expenses and other liabilities	168,686

Total liabilities	13,498,350

Net assets, at value	$1,314,046,358

Net assets consist of:
Paid-in capital	$935,375,823
Undistributed net investment income	9,206,329
Net unrealized appreciation (depreciation)	277,181,212
Accumulated net realized gain (loss)	92,282,994

Net assets, at value	$1,314,046,358

Class 1:
Net assets, at value	$73,154,495

Shares outstanding	3,836,932

Net asset value per share	$19.07

Class 2:
Net assets, at value	$1,240,891,863

Shares outstanding	66,047,399

Net asset value and maximum offering price per share	$18.79

[a]	Includes $9,741,709 of securities loaned.

The accompanying notes are an integral part of these financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Small Cap Value Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$13,477,088
Non-controlled affiliated issuers (Note 8)	173,888
Sweep Money Fund (Note 7)	5,183,819
Interest	95,275
Income from securities loaned - net	907,016
Other income (Note 10)	25,312

Total investment income	19,862,398

Expenses:
Management fees (Note 3a)	5,929,681
Administrative fees (Note 3b)	1,489,429
Distribution fees - Class 2 (Note 3c)	2,920,197
Unaffiliated transfer agent fees	858
Custodian fees (Note 4)	23,203
Reports to shareholders	426,213
Professional fees	38,638
Trustees’ fees and expenses	5,979
Other	31,167

Total expenses	10,865,365
Expense reductions (Note 4)	(10,826)

Net expenses	10,854,539

Net investment income	9,007,859

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $36,849,085) (Note 9)
Unaffiliated issuers	128,335,239
Non-controlled affiliated issuers (Note 8)	836,511
Foreign currency transactions	229

Net realized gain (loss)	129,171,979

Net change in unrealized appreciation (depreciation) on investments	60,596,649

Net realized and unrealized gain (loss)	189,768,628

Net increase (decrease) in net assets resulting from operations	$198,776,487

The accompanying notes are an integral part of these financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$9,007,859	$8,019,101
Net realized gain (loss) from investments and foreign currency transactions	129,171,979	41,472,134
Net change in unrealized appreciation (depreciation) on investments	60,596,649	37,321,364

Net increase (decrease) in net assets resulting from operations	198,776,487	86,812,599

Distributions to shareholders from:
Net investment income:
Class 1	(458,447)	(461,501)
Class 2	(7,048,261)	(7,061,244)
Net realized gains:
Class 1	(1,928,529)	(318,031)
Class 2	(39,440,268)	(5,711,813)

Total distributions to shareholders	(48,875,505)	(13,552,589)

Capital share transactions: (Note 2)
Class 1	13,405,343	(1,471,457)
Class 2	3,988,424	275,800,371

Total capital share transactions	17,393,767	274,328,914

Net increase (decrease) in net assets	167,294,749	347,588,924
Net assets:
Beginning of year	1,146,751,609	799,162,685

End of year	$1,314,046,358	$1,146,751,609

Undistributed net investment income included in net assets:
End of year	$9,206,329	$7,712,531

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Small Cap Value Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

FSV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end had been entered into on December 29, 2006. Repurchase agreements are valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Securities Lending

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of the loaned securities, as determined at the close of fund business day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

f. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,388,086	$25,312,834	647,095	$10,409,131
Shares issued in reinvestment of distributions	137,657	2,386,976	48,418	779,532
Shares redeemed	(781,544)	(14,294,467)	(782,888)	(12,660,120)

Net increase (decrease)	744,199	$13,405,343	(87,375)	$(1,471,457)

Class 2 Shares:
Shares sold	14,334,899	$256,516,988	21,663,485	$344,423,642
Shares issued in reinvestment of distributions	2,717,039	46,488,529	803,337	12,773,057
Shares redeemed in-kind (Note 9)	(6,891,626)	(131,836,804)	—	—
Shares redeemed	(9,293,676)	(167,180,289)	(5,117,455)	(81,396,328)

Net increase (decrease)	866,636	$3,988,424	17,349,367	$275,800,371

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$19,467,481	$7,522,745
Long term capital gain	29,408,024	6,029,844

	$48,875,505	$13,552,589

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,047,527,884

Unrealized appreciation	$332,118,429
Unrealized depreciation	(54,904,206)

Net unrealized appreciation (depreciation)	$277,214,223

Undistributed ordinary income	$21,574,173
Undistributed long term capital gains	79,882,138

Distributable earnings	$101,456,311

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and gains realized on in-kind shareholder redemptions.

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $300,151,917 and $184,105,039, respectively. Sales of investments excludes $131,836,804 of an in-kind redemption.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2006 were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Hooker Furniture Corp.	383,671	396,329	46,594	733,406	$11,499,806	$173,888	$836,511

Total Affiliated Securities (0.88% of Net Assets)

9. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $36,849,085 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

10. REGULATORY MATTERS (continued)

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FSV-23

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FSV-24

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Small Cap Value Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $79,886,929 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 63.99% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

FSV-25

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

This annual report for Franklin Small-Mid Cap Growth Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06
	1-Year	5-Year	10-Year
Average Annual Total Return	+8.69%	+4.44%	+7.44%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +6.85%.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell Midcap® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small-Mid Cap Growth Securities Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSC-1

Your Fund’s Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small cap companies are those with market capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000® Index, whichever is greater, at the time of purchase; and mid cap companies are companies with market capitalization values not exceeding $8.5 billion at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the Russell Midcap Growth Index and the S&P 500, which returned +10.66% and +15.78% for the same period.2

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.3

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Retail prices for many goods fell in late 2006 as energy prices slid. However, after two months of large declines, wholesale prices surged in November, reflecting higher energy and other prices. Overall, the core Consumer Price

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Smaller and mid-size company securities can increase the risk of greater price fluctuation, particularly over the short term. By having significant investments in particular sectors from time to time, the Fund may experience more volatility than a fund with a more broadly diversified portfolio. The Fund’s significant exposure to the technology sector, which can be highly volatile, may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

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4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.4

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed’s decision to leave the target rate steady helped restore investor confidence. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.5 Telecommunications, energy and utilities stocks performed particularly well.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to provide in-depth industry expertise, and we use qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages. Market opportunity, product niche, technological innovation, management and execution, and financial strength and profitability are all factors we believe may contribute to strong growth potential.

Manager’s Discussion

Among the most significant contributors to the Fund’s performance relative to the Russell Midcap Growth Index for the year under review were specialized oilfield services and equipment provider Superior Energy Services, private-label credit card services provider Alliance Data Systems, and wireless telecommunications provider NII Holdings.

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From a sector perspective, our investments in the electronic technology sector were the largest contributors to relative performance for the period under review. Most notably, our stock selection in the telecommunications equipment industry benefited performance, where our position in Trimble Navigation, a maker of navigation systems and related software, was a key contributor. Other notable contributors were Garmin, a manufacturer of digital navigation products (not an index component); and FLIR Systems, an aerospace and defense firm that makes thermal imaging and obscurant-proof camera systems. F5 Networks, a producer of server appliances and Internet protocol application switches, was an additional contributor to relative performance within the sector.

Driven by stock selection, some holdings in the producer manufacturing sector also positively affected relative performance for the period. Within the trucks, construction and farm machinery industry, our position in Terex performed well. Within the industrial machinery industry, significant contributors included Flowserve, which manufactures precision-engineered, flow control equipment; and Kennametal, a global supplier of tools, engineered components and advanced materials used in various production processes.

By contrast, stock selection in the retail trade sector heavily weighed on the Fund’s relative performance for the period. Within the apparel and footwear industry, our holding in Chico’s FAS, which markets exclusively designed, private-label women’s apparel and accessories, was a key detractor for the period. Our position in discount retailer Dollar General also hurt relative results. The Fund sold its holdings in Chico’s FAS and Dollar General by period-end.

Additionally, the Fund’s relative performance for the period was negatively affected by some holdings in the health services sector. In the managed health care industry, positions in Sierra Health Services and Coventry Health Care pressured results. Omnicare, a provider of pharmacy and related services to long-term care facilities, also detracted from performance.

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund

12/31/06

Company Sector/Industry	% of Total Net Assets

NII Holdings Inc.	2.2%
Communications

Harris Corp.	2.0%
Electronic Technology

Tektronix Inc.	1.8%
Electronic Technology

Terex Corp.	1.7%
Producer Manufacturing

Trimble Navigation Ltd.	1.6%
Electronic Technology

Precision Castparts Corp.	1.6%
Electronic Technology

Affiliated Managers Group Inc.	1.6%
Finance

Amdocs Ltd.	1.6%
Technology Services

Bunge Ltd.	1.5%
Process Industries

Microsemi Corp.	1.5%
Electronic Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Other significant detractors from relative performance during the year included Microsemi, a maker of power management semiconductors; Peabody Energy, the world’s largest coal producer (sold during the reporting period); and Helix Energy Solutions, a marine contractor and operator of offshore oil and gas properties and production facilities.

During the review period, we sought to invest in companies that exhibited what we considered were clear growth drivers and thought would provide the best trade-off between growth opportunity, business and financial risk, and valuation.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,086.90	$5.42
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2006		2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.66		$19.66	$17.60	$12.79	$17.97

Income from investment operations[a]:
Net investment income (loss)[b]	—	[d]	(0.02)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gains (losses)	1.85		1.02	2.12	4.84	(5.09)

Total from investment operations	1.85		1.00	2.06	4.81	(5.11)

Less distributions from net investment income	—		—	—	—	(0.07)

Net asset value, end of year	$22.51		$20.66	$19.66	$17.60	$12.79

Total return[c]	8.95%		5.09%	11.70%	37.61%	(28.52)%
Ratios/supplemental data
Net assets, end of year (000’s)	$135,402		$157,085	$184,513	$197,551	$164,350
Ratios to average net assets:
Expenses	0.76%[e]		0.74%[e]	0.74%[e]	0.76%	0.79%
Net investment income (loss)	(0.02)%		(0.09)%	(0.33)%	(0.24)%	(0.16)%
Portfolio turnover rate	50.08%		74.39%	32.55%	45.00%	29.59%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.36	$19.43	$17.43	$12.70	$17.85

Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.07)	(0.10)	(0.07)	(0.06)
Net realized and unrealized gains (losses)	1.83	1.00	2.10	4.80	(5.05)

Total from investment operations	1.77	0.93	2.00	4.73	(5.11)

Less distributions from net investment income	—	—	—	—	(0.04)

Net asset value, end of year	$22.13	$20.36	$19.43	$17.43	$12.70

Total return[c]	8.69%	4.79%	11.47%	37.24%	(28.68)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,184,521	$1,166,806	$1,142,048	$909,946	$415,952
Ratios to average net assets:
Expenses	1.01%[d]	0.99%[d]	0.99%[d]	1.01%	1.04%
Net investment income (loss)	(0.27)%	(0.34)%	(0.58)%	(0.49)%	(0.41)%
Portfolio turnover rate	50.08%	74.39%	32.55%	45.00%	29.59%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks 93.5%
Commercial Services 2.9%
CDI Corp.	207,000	$5,154,300
[a]Laureate Education Inc.	201,600	9,803,808
Robert Half International Inc.	357,400	13,266,688
SEI Investments Co.	161,100	9,595,116

		37,819,912

Communications 4.0%
[a]Crown Castle International Corp.	353,600	11,421,280
[a]NII Holdings Inc.	447,200	28,817,568
[a]SBA Communications Corp.	443,700	12,201,750

		52,440,598

Consumer Durables 4.6%
[a]Activision Inc.	841,500	14,507,460
Harman International Industries Inc.	188,800	18,863,008
[a]NVR Inc.	12,300	7,933,500
[a]Scientific Games Corp., A	462,900	13,993,467
[a]Tenneco Inc.	219,000	5,413,680

		60,711,115

Consumer Non-Durables 1.1%
Wolverine World Wide Inc.	503,900	14,371,228

Consumer Services 3.6%
Hilton Hotels Corp.	320,700	11,192,430
Orient-Express Hotels Ltd., A	241,400	11,423,048
[a]Panera Bread Co.	143,200	8,006,312
[a]XM Satellite Radio Holdings Inc., A	1,133,800	16,383,410

		47,005,200

Distribution Services 1.5%
[a]Henry Schein Inc.	124,900	6,117,602
[a]WESCO International Inc.	227,600	13,385,156

		19,502,758

Electronic Technology 23.1%
[a]Coherent Inc.	57,700	1,821,589
Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)	449,400	18,618,642
[a]F5 Networks Inc.	197,500	14,656,475
[a]FLIR Systems Inc.	520,500	16,567,515
[a]FormFactor Inc.	338,500	12,609,125
Garmin Ltd. (Cayman Islands)	235,300	13,096,798
Harris Corp.	569,400	26,112,684
[a]Integrated Device Technology Inc.	624,810	9,672,059
Intersil Corp., A	417,700	9,991,384
Jabil Circuit Inc.	332,300	8,157,965
[a]Juniper Networks Inc.	657,100	12,445,474
[a]Lam Research Corp.	187,500	9,491,250
[a]Logitech International SA (Switzerland)	676,400	19,338,276
Microchip Technology Inc.	489,600	16,009,920
[a]Microsemi Corp.	1,015,800	19,960,470
[a]Network Appliance Inc.	238,800	9,380,064
Precision Castparts Corp.	273,400	21,401,752
[a]Silicon Laboratories Inc.	480,000	16,632,000
Tektronix Inc.	828,900	24,179,013
[a]Trimble Navigation Ltd.	429,250	21,775,852
[a]Varian Inc.	55,100	2,467,929

		304,386,236

FSC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Energy Minerals 3.2%
[a]Mariner Energy Inc.	341,900	$6,701,240
Murphy Oil Corp.	171,000	8,695,350
[a]Newfield Exploration Co.	387,400	17,801,030
[a]Southwestern Energy Co.	251,300	8,808,065

		42,005,685

Finance 7.6%
[a]Affiliated Managers Group Inc.	200,800	21,110,104
Calamos Asset Management Inc., A	93,159	2,499,456
CapitalSource Inc.	575,287	15,711,088
[a]E*TRADE Financial Corp.	613,400	13,752,428
East West Bancorp Inc.	99,400	3,520,748
Federated Investors Inc., B	405,100	13,684,278
[a]GFI Group Inc.	157,000	9,774,820
Nuveen Investments Inc., A	266,400	13,820,832
optionsXpress Holdings Inc.	300,700	6,822,883

		100,696,637

Health Services 6.2%
[a]Allscripts Healthcare Solutions Inc.	572,100	15,440,979
[a]Cerner Corp.	119,800	5,450,900
[a]Community Health Systems Inc.	334,100	12,201,332
[a]Coventry Health Care Inc.	211,900	10,605,595
[a]Express Scripts Inc.	202,700	14,513,320
Pharmaceutical Product Development Inc.	338,200	10,896,804
[a]VCA Antech Inc.	409,600	13,185,024

		82,293,954

Health Technology 8.8%
[a]Adams Respiratory Therapeutics Inc.	174,600	7,125,426
[a]Adolor Corp.	331,500	2,492,880
[a]American Medical Systems Holdings Inc.	592,700	10,976,804
C. R. Bard Inc.	167,000	13,855,990
[a]Cytyc Corp.	275,300	7,790,990
[a]Digene Corp.	66,300	3,177,096
[a]Endo Pharmaceuticals Holdings Inc.	385,000	10,618,300
[a]Intuitive Surgical Inc.	98,400	9,436,560
[a]Keryx Biopharmaceuticals Inc.	249,300	3,315,690
[a]The Medicines Co.	179,600	5,696,912
[a]Onyx Pharmaceuticals Inc.	250,600	2,651,348
[a]PDL BioPharma Inc.	304,600	6,134,644
[a]Telik Inc.	52,600	233,018
[a]Varian Medical Systems Inc.	245,440	11,675,581
[a]Waters Corp.	360,200	17,638,994
[a]Wright Medical Group Inc.	133,400	3,105,552

		115,925,785

Industrial Services 3.1%
[a]FMC Technologies Inc.	49,600	3,056,848
[a]Helix Energy Solutions Group Inc.	416,500	13,065,605
Rowan Cos. Inc.	354,800	11,779,360
[a]Superior Energy Services Inc.	394,600	12,895,528

		40,797,341

Process Industries 1.8%
Bunge Ltd.	275,500	19,976,505
[a]US BioEnergy Corp.	224,300	3,813,100

		23,789,605

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Producer Manufacturing 7.2%
[a]Flowserve Corp.	240,400	$12,132,988
Herman Miller Inc.	193,900	7,050,204
Kennametal Inc.	132,100	7,774,085
[a]Mettler-Toledo International Inc. (Switzerland)	175,300	13,822,405
Oshkosh Truck Corp.	55,800	2,701,836
[a]RTI International Metals Inc.	88,700	6,938,114
[a]Spirit Aerosystems Holdings Inc.	185,000	6,191,950
[a]Terex Corp.	346,800	22,396,344
Trinity Industries Inc.	456,400	16,065,280

		95,073,206

Real Estate Development 0.1%
Jones Lang LaSalle Inc.	18,300	1,686,711

Retail Trade 2.6%
Advance Auto Parts Inc.	226,800	8,065,008
Fastenal Co.	224,500	8,055,060
PETsMART Inc.	248,800	7,180,368
Ross Stores Inc.	232,600	6,815,180
[a]Tractor Supply Co.	109,400	4,891,274

		35,006,890

Technology Services 9.4%
[a]Akamai Technologies Inc.	287,300	15,261,376
[a]Alliance Data Systems Corp.	226,100	14,124,467
[a]Amdocs Ltd.	541,600	20,987,000
[a]Cognizant Technology Solutions Corp., A	252,800	19,506,048
[a]Equinix Inc.	43,000	3,251,660
Global Payments Inc.	311,400	14,417,820
[a]Hyperion Solutions Corp.	311,800	11,206,092
[a]Internap Network Services Corp.	269,230	5,349,600
[a]NeuStar Inc., A	331,100	10,740,884
[a]Nuance Communications Inc.	864,800	9,910,608

		124,755,555

Transportation 2.7%
C.H. Robinson Worldwide Inc.	350,200	14,319,678
Expeditors International of Washington Inc.	207,200	8,391,600
[a]JetBlue Airways Corp.	874,950	12,424,290

		35,135,568

Total Common Stocks (Cost $963,378,317)		1,233,403,984

Short Term Investment (Cost $82,213,010) 6.2%
Money Market Fund 6.2%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.97%	82,213,010	82,213,010

Total Investments (Cost $1,045,591,327) 99.7%		1,315,616,994
Other Assets, less Liabilities 0.3%		4,306,144

Net Assets 100.0%		$1,319,923,138

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities

December 31, 2006

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$963,378,317
Cost - Sweep Money Fund (Note 7)	82,213,010

Total cost of investments	$1,045,591,327

Value - Unaffiliated issuers	$1,233,403,984
Value - Sweep Money Fund (Note 7)	82,213,010

Total value of investments	1,315,616,994
Receivables:
Investment securities sold	6,767,901
Capital shares sold	327,197
Dividends	307,130

Total assets	1,323,019,222

Liabilities:
Payables:
Investment securities purchased	570,599
Capital shares redeemed	1,063,415
Affiliates	1,311,726
Accrued expenses and other liabilities	150,344

Total liabilities	3,096,084

Net assets, at value	$1,319,923,138

Net assets consist of:
Paid-in capital	$951,438,787
Net unrealized appreciation (depreciation)	270,025,667
Accumulated net realized gain (loss)	98,458,684

Net assets, at value	$1,319,923,138

Class 1:
Net assets, at value	$135,402,452

Shares outstanding	6,015,532

Net asset value and maximum offering price per share	$22.51

Class 2:
Net assets, at value	$1,184,520,686

Shares outstanding	53,531,734

Net asset value and maximum offering price per share	$22.13

The accompanying notes are an integral part of these financial statements.

FSC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$8,251,998
Sweep Money Fund (Note 7)	1,519,958
Other income (Note 8)	59,630

Total investment income	9,831,586

Expenses:
Management fees (Note 3a)	6,221,672
Administrative fees (Note 3b)	3,335,049
Distribution fees - Class 2 (Note 3c)	2,964,791
Unaffiliated transfer agent fees	10,005
Custodian fees (Note 4)	48,332
Reports to shareholders	362,279
Professional fees	58,894
Trustees’ fees and expenses	6,736
Other	66,812

Total expenses	13,074,570
Expense reductions (Note 4)	(693)

Net expenses	13,073,877

Net investment income (loss)	(3,242,291)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	120,949,386
Foreign currency transactions	4,454

Net realized gain (loss)	120,953,840

Net change in unrealized appreciation (depreciation) on investments	(7,466,762)

Net realized and unrealized gain (loss)	113,487,078

Net increase (decrease) in net assets resulting from operations	$110,244,787

The accompanying notes are an integral part of these financial statements.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,242,291)	$(3,993,546)
Net realized gain (loss) from investments and foreign currency transactions	120,953,840	77,816,689
Net change in unrealized appreciation (depreciation) on investments	(7,466,762)	(13,157,541)

Net increase (decrease) in net assets resulting from operations	110,244,787	60,665,602

Capital share transactions: (Note 2)
Class 1	(34,244,740)	(34,508,365)
Class 2	(79,967,790)	(28,826,485)

Total capital share transactions	(114,212,530)	(63,334,850)

Net increase (decrease) in net assets	(3,967,743)	(2,669,248)
Net assets: (There is no undistributed net investment income at beginning or end of year)
Beginning of year	1,323,890,881	1,326,560,129

End of year	$1,319,923,138	$1,323,890,881

The accompanying notes are an integral part of these financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Small-Mid Cap Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FSC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	271,880	$5,845,451	360,941	$7,020,711
Shares redeemed	(1,858,715)	(40,090,191)	(2,141,772)	(41,529,076)

Net increase (decrease)	(1,586,835)	$(34,244,740)	(1,780,831)	$(34,508,365)

Class 2 Shares:
Shares sold	13,612,701	$287,694,618	8,935,711	$170,125,159
Shares redeemed	(17,380,315)	(367,662,408)	(10,420,552)	(198,951,644)

Net increase (decrease)	(3,767,614)	$(79,967,790)	(1,484,841)	$(28,826,485)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.550%	Up to and including $500 million
.450%	over $500 million, up to and including $1 billion
.400%	over $1 billion, up to and including $1.5 billion
.350%	over $1.5 billion, up to and including $6.5 billion
.325%	over $6.5 billion, up to and including $11.5 billion
.300%	over $11.5 billion, up to and including $16.5 billion
.290%	over $16.5 billion, up to and including $19 billion
.280%	over $19 billion, up to and including $21.5 billion
.270%	in excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

FSC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund's Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended December 31, 2006, the Fund utilized $18,434,612 of capital loss carryforwards.

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,046,218,285

Unrealized appreciation	$306,142,373
Unrealized depreciation	(36,743,664)

Net unrealized appreciation (depreciation)	$269,398,709

Undistributed ordinary income	$6,073,352
Undistributed long term capital gains	93,012,290

Distributable earnings	$99,085,642

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $651,727,591 and $843,710,098, respectively.

FSC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Cap Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

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Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Small-Mid Cap Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $93,012,290 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

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FRANKLIN STRATEGIC INCOME SECURITIES FUND

We are pleased to bring you Franklin Strategic Income Securities Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	Since Inception (7/1/99)
Average Annual Total Return	+8.24%	+8.70%	+7.32%

*Because Class 2 shares were not offered until 5/15/01, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 5/15/01, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/15/01 (effective date), the average annual total return of Class 2 shares was +7.96%.

Total Return Index Comparison for Hypothetical $10,000 Investment (7/1/99–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Lehman Brothers (LB) U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund normally invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities may be high yield and lower-rated and include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed and convertible securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the LB U.S. Aggregate Index’s +4.33% return, and the Lipper Multi-Sector Income Funds Classification Average’s +6.80% return.1

Economic and Market Overview

After a strong first quarter, U.S. economic growth slowed during the balance of 2006. Although an improved labor market and higher personal incomes helped support consumer spending, a slowing housing market dampened overall economic growth.

Oil prices reached a historical high during the reporting period, which contributed to a rise in headline, or overall, inflation. However, oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. Many retail goods prices, and thus inflation, also declined. Core inflation, which excludes food and energy costs, experienced some upward pressure during the third quarter, but began to dip at the outset of the fourth quarter. December’s headline Consumer Price Index (CPI) reported a 12-month rise of 2.5%, while core CPI increased 2.6%.2

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate incrementally to 5.25%, and then kept the rate steady from June 30 through the end of the year. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.39% at the beginning of the

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

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period to a high of 5.25% on June 28 and then fell to 4.71% on December 31, 2006. Typically, the intermediate portion of the yield curve is largely reflective of the markets’ future inflation expectations. Lower oil prices, in conjunction with relatively stable inflation as well as some concerns about the slowing housing market and its potential effect on the economy, contributed to this decline in interest rates.

The U.S. trade and current account deficits grew to record size during the year. The current account deficit, which was 6.8% of gross domestic product (GDP) in third quarter 2006, was largely the result of low American savings that made the U.S. dependent on short-term financing from Asian and oil-producing countries with current account surpluses.3

In Japan, industrial production increased along with capacity utiliz- ation, an indication of economic improvement despite continuing low real GDP growth. The Bank of Japan raised its interest rate 25 basis points during the year in response to rising consumer prices in the second quarter, a positive sign for an economy that suffered prolonged deflation.

Many emerging market economies had a very good year, particularly commodity exporters. High international prices for raw materials, caused in part by Asia’s surge in demand, resulted in strong export growth. Higher profits in these sectors also increased foreign investment and boosted overall production. Growth helped improve many countries’ debt profiles, as did high liquidity in the international market, which lowered the cost of debt. Finally, inflation dropped in many countries due to supportive monetary and fiscal policies.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

3. Source: Bureau of Economic Analysis.

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Manager’s Discussion

With the modest rise in intermediate- and longer-term interest rates during 2006, the broad fixed income market generally delivered positive results, with more interest-rate sensitive, longer-duration bonds faring worse due to their greater price sensitivity to increased rates. Among the more interest-rate sensitive domestic fixed income sectors, mortgage-backed securities outperformed Treasury and agency bonds, as the relative stability of longer-term rates favored the yield advantage of mortgage-related securities. We continued to hold a somewhat underweighted position in the more interest-rate sensitive fixed income sectors compared with certain of our other sector holdings. However, we did favor mortgage- and other asset-backed securities relative to U.S. government bonds, though we reduced exposure to mortgage-backed bonds following that sector’s strong results. Also, we purchased U.S. Treasury Inflation Protected Securities (TIPS) during the year, as we felt the inflation expectations embedded in these securities became attractive relative to traditional fixed-rate Treasury notes.

The more credit-sensitive sectors of the fixed income market provided the strongest relative performance in 2006. High yield corporate bonds were buoyed by broad equity markets’ double-digit gains, a healthy economic backdrop that supported corporate earnings, and ample corporate balance sheet liquidity. These factors helped drive the high yield corporate default rate toward its lowest level on record and allowed high yield corporate bond spreads over Treasuries to decline from 3.9 to 3.2 percentage points by period-end.4 Although we viewed positively the fundamental trends within the high yield corporate bond sector, we reduced portfolio exposure to this sector based on our valuation considerations.

Similarly, the U.S. dollar-denominated emerging market sovereign debt sector also outperformed broader fixed income markets, as strong fundamental trends drove valuations to their historically tightest yield spread levels relative to Treasuries. Although fundamentals remained positive for many emerging market sovereign issuers, we reduced the portfolio’s exposure to this sector given what we considered to be full valuations. By period-end this exposure was at the lowest end of the Fund’s historical weighting range for emerging market debt, with our largest position remaining in Argentina. We divested all holdings in the Philippines and Venezuela, following yield spread tightening for those countries’ U.S. dollar-denominated government bonds over 2006.

4. Source: Standard & Poor’s Micropal.

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Portfolio Breakdown

Franklin Strategic Income Securities Fund

Based on Total Net Assets

	12/31/06	12/31/05
High Yield Corporate Bonds & Preferred Stocks*	30.8%	33.2%
Other International Bonds (non-$US)	14.7%	13.8%
Mortgages & Other Asset-Backed Bonds	12.2%	12.9%
Floating Rate Bank Loans	11.9%	7.6%
International Developed Country bonds (non-$US)	9.8%	9.6%
U.S. Government & Agency Bonds**	8.8%	7.7%
Investment Grade Corporate Bonds	4.1%	5.4%
Emerging Market Bonds ($US)	3.2%	7.4%
Convertible Securities	2.1%	1.3%
Short-Term Investments & Other Net Assets	2.4%	1.1%

*Includes 0.4% denominated in non-U.S. dollars.

**Includes 1.1% denominated in non-U.S. dollars, and 2.1% in TIPS.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

The U.S. dollar weakened over the course of 2006. With the Fed’s interest rate policy on hold while certain other countries and regions continued to raise their short-term rates, the interest rate differentials between countries provided less support to the U.S. dollar. Moreover, the U.S.’s current account deficit continued to provide a longer-term headwind against the dollar as the nation’s funding needs to support import demand remained substantial. We still favored certain foreign currencies and foreign bond markets relative to the U.S. Consequently, non-dollar government securities rose to 25.5% of the Fund’s total net assets, with a particular focus in Asia, Canada, and non-euro European countries such as Norway and Sweden. We did initiate a position in Japanese yen-denominated bonds in 2006, as that currency had significantly lagged most foreign currency markets and based on our assessment that the Japanese economy appeared to have turned a corner in terms of its economic growth prospects.

Finally, the combination of an inverted yield curve (where intermediate- and long-term Treasury yields were less than short-term yields) and continued short-term rate hikes during the first half of the year led us to raise our weighting in floating rate assets. In particular, we believed the current income and return potential from leveraged corporate bank loans had become more compelling because income from these floating rate instruments is based on short-term interest rates. Furthermore, credit strength in the leveraged corporate bank loan sector was supported by positive corporate fundamental trends in 2006.

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We also held floating rate securities for certain of our non-U.S. government bond positions.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,062.60	$4.47
Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.86%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.43	$12.92	$12.16	$10.37	$9.87

Income from investment operations[a]:
Net investment income[b]	0.69	0.65	0.67	0.65	0.73
Net realized and unrealized gains (losses)	0.32	(0.44)	0.51	1.44	(0.23)

Total from investment operations	1.01	0.21	1.18	2.09	0.50

Less distributions from:
Net investment income	(0.63)	(0.60)	(0.40)	(0.30)	—	[f]
Net realized gains	(0.08)	(0.10)	(0.02)	—	—

Total distributions	(0.71)	(0.70)	(0.42)	(0.30)	—

Net asset value, end of year	$12.73	$12.43	$12.92	$12.16	$10.37

Total return[c]	8.51%	1.73%	10.01%	20.36%	5.12%
Ratios/supplemental data
Net assets, end of year (000’s)	$902,071	$740,352	$571,067	$359,947	$102,751
Ratios to average net assets:
Expenses	0.62% [e]	0.66% [e]	0.66%[e]	0.65%	0.66%
Net investment income	5.51%	5.21%	5.45%	5.69%	7.37%
Portfolio turnover rate	47.88%	40.56%	50.21%	49.87%	45.78%
Portfolio turnover rate excluding mortgage dollar rolls[d]	44.58%	40.07%	38.39%	32.74%	40.50%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	See Note 1(e) regarding mortgage dollar rolls.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	Includes distributions of net investment income in the amount of $0.005.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.27	$12.78	$12.05	$10.29	$9.82

Income from investment operations[a]:
Net investment income[b]	0.65	0.61	0.63	0.62	0.70
Net realized and unrealized gains (losses)	0.31	(0.44)	0.51	1.43	(0.23)

Total from investment operations	0.96	0.17	1.14	2.05	0.47

Less distributions from:
Net investment income	(0.59)	(0.58)	(0.39)	(0.29)	—	[f]
Net realized gains	(0.08)	(0.10)	(0.02)	—	—

Total distributions	(0.67)	(0.68)	(0.41)	(0.29)	—

Net asset value, end of year	$12.56	$12.27	$12.78	$12.05	$10.29

Total return[c]	8.24%	1.46%	9.80%	20.10%	4.81%
Ratios/supplemental data
Net assets, end of year (000’s)	$11,753	$19,514	$4,657	$1,841	$210
Ratios to average net assets:
Expenses	0.87% [e]	0.91% [e]	0.91%[e]	0.90%	0.91%
Net investment income	5.26%	4.96%	5.20%	5.44%	7.12%
Portfolio turnover rate	47.88%	40.56%	50.21%	49.87%	45.78%
Portfolio turnover rate excluding mortgage dollar rolls[d]	44.58%	40.07%	38.39%	32.74%	40.50%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	See Note 1(e) regarding mortgage dollar rolls.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	Includes distributions of net investment income in the amount of $0.003.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Strategic Income Securities Fund	Country/ Organization	Shares		Value
Long Term Investments 93.9%
Convertible Preferred Stocks 1.0%
Energy Minerals 0.2%
Chesapeake Energy Corp., 6.25%, cvt. pfd.	United States	9,000		$2,257,569

Finance 0.2%
Fannie Mae, 5.375%, cvt. pfd.	United States	16	[p]	1,600,234

Health Technology 0.3%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	55,000		3,128,950

Process Industries 0.3%
Huntsman Corp., 5.00%, cvt. pfd.	United States	55,000		2,303,125

Total Convertible Preferred Stocks (Cost $9,439,679)				9,289,878

		Principal Amount[a]
[b,c]Senior Floating Rate Interests 11.9%
Commercial Services 1.2%
Affiliated Computer Services Inc.,
Additional Term Loan, 7.35% - 7.369%, 3/20/13	United States	2,189,000		2,194,254
Term Loan B, 7.35%, 3/20/13	United States	332,640		333,438
Banta Corp., Term Loan B, 7.11%, 11/20/13	United States	300,000		300,453
Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien Term Loan, 7.85%, 10/26/12	United States	2,299,238		2,313,815
IDEARC Inc. (Verizon Corp.), Term Loan B, 7.35%, 11/17/14	United States	2,610,000		2,623,911
R.H. Donnelley Inc.,
Term Loan A-4, 6.62% - 6.63%, 12/31/09	United States	50,257		49,793
Term Loan D-2, 6.85% - 6.87%, 6/30/11	United States	2,835,537		2,834,431
Worldspan LP, Term Loan B, 8.60%, 12/07/13	United States	795,000		799,110

				11,449,205

Communications 0.7%
Alaska Communications Systems Holdings Inc.,
2006-1 Incremental Facility Loan, 7.114%, 2/01/12	United States	180,000		179,831
Incremental Term Loan, 7.114%, 2/01/12	United States	54,400		54,326
Term Loan, 7.114%, 2/01/12	United States	3,135,600		3,131,336
Windstream Corp., Term Loan B, 7.12%, 7/17/13	United States	2,846,019		2,869,527

				6,235,020

Consumer Durables 0.8%
Eastman Kodak Co.,
Term Loan B1, 7.60%, 10/18/12	United States	1,218,440		1,222,802
Term Loan B2 (Delayed Draw), 7.60%, 10/18/12	United States	757,961		760,712
Jarden Corp., Term Loan B2, 7.114%, 1/24/12	United States	2,559,258		2,562,304
Stile Acquisition Corp. (Masonite), Canadian Term Loan, 7.364% - 7.38%, 4/05/13	Canada	1,299,984		1,279,457
Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan, 7.364% - 7.38%, 4/05/13	United States	1,302,198		1,281,637

				7,106,912

Consumer Non-Durables 0.6%
CBRL Group (Cracker Barrel), Term Loan B1, 6.85% - 6.87%, 4/27/13	United States	926,986		927,440
Constellation Brands Inc., Term Loan B, 6.875%, 6/05/13	United States	2,165,000		2,173,985
Reynolds American Inc., Term Loan B, 7.104% - 7.188%, 5/31/12	United States	2,107,120		2,119,763

				5,221,188

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
Senior Floating Rate Interests (continued)
Consumer Services 2.4%
CSC Holdings Inc. (Cablevision), Incremental Term Loan, 7.11% - 7.126%, 3/29/13	United States	2,487,500	$2,488,371
Hertz Corp.,
Credit Link, 5.365%, 12/21/12	United States	277,778	279,511
Term Loan B, 7.35% - 7.37%, 12/21/12	United States	2,206,984	2,220,755
Insight Midwest Holdings,
Delayed Draw Term Loan, 7.61%, 4/02/14	United States	593,000	596,896
Term Loan B, 7.61%, 4/02/14	United States	1,780,000	1,791,695
MCC Iowa,
Term Loan D-1, 6.87% - 7.12%, 1/31/15	United States	620,000	621,147
Term Loan D-2 (Delayed Draw), 7.12%, 1/31/15	United States	835,000	836,545
Mediacom LLC, Term Loan C, 7.12% - 7.27%, 1/31/15	United States	906,569	908,246
Mission Broadcasting Inc., Term Loan B, 7.114%, 10/01/12	United States	1,152,955	1,149,023
Nexstar Broadcasting Inc., Term Loan B, 7.114%, 10/01/12	United States	1,092,524	1,088,799
Penn National Gaming Inc., Term Loan B, 7.10% - 7.15%, 10/03/12	United States	2,748,493	2,759,734
Regal Cinemas Inc., Term Loan, 7.114%, 10/27/13	United States	2,382,461	2,382,366
UPC Financing Partnership,
Term Loan J2, 7.64%, 3/31/13	Netherlands	1,285,000	1,290,564
Term Loan K2, 7.64%, 12/31/13	Netherlands	1,285,000	1,290,564
VML US Finance LLC (Venetian Macau), Term Loan B, 8.12%, 5/26/13	United States	1,860,000	1,867,942

			21,572,158

Electronic Technology 0.2%
Advanced Micro Devices Inc., Term Loan B, 7.62%, 12/31/13	United States	2,065,531	2,080,176

Energy Minerals 0.5%
Citgo Petroleum Corp., Term Loan B, 6.742%, 11/15/12	United States	2,352,292	2,353,727
Niska Gas Storage Canada ULC (C/R Gas), Asset Sale Term Loan, 7.10% - 9.00%, 5/13/11	Canada	293,333	293,295
Canadian Term Loan, 7.103% - 7.171%, 5/12/13	Canada	1,601,783	1,601,575
Niska Gas Storage U.S. LLC (C/R Gas), Delay Draw, 7.103%, 5/12/13	United States	204,820	204,379
U.S. Term Loan, 7.103% - 7.171%, 5/12/13	United States	305,690	305,189

			4,758,165

Finance 1.2%
Ameritrade Holding Corp., Term Loan B, 6.85%, 12/31/12	United States	2,303,255	2,302,333
Avis Budget Car Rental LLC, Term Loan, 6.63%, 4/19/12	United States	2,823,571	2,804,795
Fidelity National Information Services Inc., Term Loan B, 7.10%, 3/08/13	United States	3,194,583	3,195,989
Nasdaq Stock Market Inc.,
Incremental Term Loan B, 7.10% - 7.114%, 4/18/12	United States	104,738	104,913
Term Loan B, 7.10% - 7.114%, 4/18/12	United States	1,406,719	1,409,181
Term Loan C (Delayed Draw), 7.10% - 7.114%, 4/18/12	United States	815,442	816,869

			10,634,080

Health Services 0.8%
Fresenius Medical Care Holdings Inc., Term Loan B, 6.739% - 6.745%, 3/31/13	United States	2,332,624	2,322,338
HCA Inc., Term Loan B, 7.864%, 11/18/13	United States	2,425,000	2,453,057
LifePoint Hospitals Inc., Term Loan B, 6.975%, 4/15/12	United States	2,731,634	2,724,914

			7,500,309

FSI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
Senior Floating Rate Interests (continued)
Industrial Services 0.2%
Allied Waste North America Inc., Credit Link, 5.323%, 1/15/12	United States	665,141	$665,713
Term Loan B, 7.12% - 7.21%, 1/15/12	United States	1,499,918	1,501,207

			2,166,920

Process Industries 1.4%
Georgia-Pacific Corp.,
[d]Additional Term Loan, 9.00%, 12/20/12	United States	444,706	445,342
Term Loan B, 7.353% - 7.376%, 12/20/12	United States	2,148,871	2,161,184
Hexion Specialty Chemicals BV, Term Loan C-2, 7.875%, 5/03/13	Netherlands	558,126	556,440
Hexion Specialty Chemicals Inc., Term Loan C-1, 7.875%, 5/03/13	United States	2,575,760	2,567,981
Ineos U.S. Finance LLC,
Term Loan B2, 7.611%, 12/16/13	United States	1,081,278	1,090,707
Term Loan C2, 8.111%, 12/23/14	United States	1,081,278	1,090,826
Lyondell Chemical Co., Term Loan, 7.121%, 8/16/13	United States	2,574,288	2,579,359
[d]Nalco Co., Term Loan B, 7.10% - 9.00%, 11/04/10	United States	2,326,481	2,336,857

			12,828,696

Producer Manufacturing 0.6%
Dresser Inc., Term Loan B, 8.125%, 10/31/13	United States	2,308,280	2,332,148
Oshkosh Truck Co., Term Loan B, 7.35%, 12/06/13	United States	2,650,000	2,658,612

			4,990,760

Real Estate Investment Trusts 0.5%
Capital Automotive REIT, Term Loan B, 7.10%, 12/10/10	United States	2,668,924	2,675,250
Lion Gables Realty LP, Term Loan B, 7.10%, 3/30/07	United States	15,479	15,476
Macerich Co., Term Loan B, 6.875%, 4/23/10	United States	1,842,000	1,831,279

			4,522,005

Retail Trade 0.2%
The William Carter Co., Term Loan B, 6.85% - 6.876%, 7/14/12	United States	2,040,815	2,039,141

Technology Services 0.3%
SunGard Data Systems Inc., Term Loan, 7.875%, 2/11/13	United States	2,348,747	2,373,574

Utilities 0.3%
NRG Energy Inc., Credit Link, 7.364%, 2/01/13	United States	1,116,556	1,121,971
Term Loan B, 7.364%, 2/01/13	United States	1,222,681	1,228,623
[d]TPF Generation Holdings LLC,
Synthetic L/C, 8.25%, 12/15/13	United States	73,766	74,088
Synthetic Revolver, 8.25%, 12/15/11	United States	23,124	23,225
Term Loan, 8.25%,12/15/13	United States	393,110	394,828

			2,842,735

Total Senior Floating Rate Interests (Cost $108,354,129)			108,321,044

Corporate Bonds 35.0%
Commercial Services 2.0%
Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12	United States	668,000	737,305
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	2,200,000	2,409,000
Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18	United States	3,000,000	3,195,000
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	1,000,000	970,000

FSI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Commercial Services (continued)
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	1,900,000	$1,999,750
Lamar Media Corp., senior sub. note,
7.25%, 1/01/13	United States	2,800,000	2,866,500
6.625%, 8/15/15	United States	400,000	398,500
R.H. Donnelley Corp., senior note, 8.875%, 1/15/16	United States	800,000	844,000
[e]Rental Service Corp., senior note, 144A, 9.50%, 12/01/14	United States	1,500,000	1,556,250
United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13	United States	3,000,000	3,026,250

			18,002,555

Communications 3.7%
Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12	United States	2,800,000	3,066,000
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,300,000	3,365,198
Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08, 10.375% thereafter, 11/15/12	United Kingdom	2,500,000	2,315,625
Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13	Bermuda	3,500,000	3,570,000
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	3,000,000	3,285,000
Qwest Communications International Inc., senior note, 7.50%, 2/15/14	United States	3,300,000	3,415,500
Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12	Canada	2,600,000	2,769,000
Telecom Italia Capital, senior note, 4.95%, 9/30/14	Italy	2,700,000	2,505,789
Verizon New York Inc., senior deb.,
7.375%, 4/01/32	United States	400,000	414,204
A, 6.875%, 4/01/12	United States	2,700,000	2,802,200
[e]Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15	Italy	2,600,000	2,970,500
[e]Windstream Corp., senior note, 144A, 8.625%, 8/01/16	United States	3,000,000	3,300,000

			33,779,016

Consumer Durables 1.7%
Beazer Homes USA Inc., senior note, 8.125%, 6/15/16	United States	3,300,000	3,514,500
Ford Motor Credit Co.,
5.625%, 10/01/08	United States	3,200,000	3,143,670
senior note, 9.875%, 8/10/11	United States	2,300,000	2,462,180
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	1,200,000	1,122,000
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	1,400,000	1,424,500
KB Home, senior note,
6.25%, 6/15/15	United States	1,800,000	1,690,454
7.25%, 6/15/18	United States	1,400,000	1,374,264
William Lyon Homes Inc., senior note, 7.625%, 12/15/12	United States	1,600,000	1,372,000

			16,103,568

Consumer Non-Durables 1.8%
Dole Foods Co., senior note, 7.25%, 6/15/10	United States	600,000	574,500
Reynolds American Inc., senior secured note, 7.625%, 6/01/16	United States	3,500,000	3,725,869
[e]SABMiller PLC, 144A, 6.20%, 7/01/11	South Africa	2,700,000	2,766,223
Smithfield Foods Inc., senior note,
7.00%, 8/01/11	United States	1,700,000	1,725,500
7.75%, 5/15/13	United States	1,500,000	1,560,000
Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15	United States	2,700,000	2,349,000
Tyson Foods Inc., senior note,
8.25%, 10/01/11	United States	2,800,000	3,039,739
6.85%, 4/01/16	United States	500,000	515,911

			16,256,742

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]		Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Services 6.8%
AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12	United States	3,000,000		$3,165,000
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	1,300,000		1,283,750
CanWest Media Inc., senior sub. note, 8.00%, 9/15/12	Canada	2,800,000		2,936,500
CCH I Holdings LLC, senior note, 9.92%, 4/01/14	United States	400,000		347,500
CCH I LLC, senior secured note, 11.00%, 10/01/15	United States	400,000		412,500
CCH II LLC, senior note, 10.25%, 9/15/10	United States	2,900,000		3,048,625
Clear Channel Communications Inc., senior note, 5.75%, 1/15/13	United States	3,300,000		2,938,195
Comcast Corp., 5.65%, 6/15/35	United States	3,300,000		3,005,580
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	1,300,000		1,272,375
DIRECTV Holdings LLC, senior note,
8.375%, 3/15/13	United States	1,000,000		1,045,000
6.375%, 6/15/15	United States	400,000		385,500
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	2,900,000		2,889,125
Harrah’s Operating Co. Inc., 6.50%, 6/01/16	United States	3,300,000		2,959,658
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	3,000,000		2,841,411
[e]Lighthouse International Co. SA, senior note, 144A, 8.00%, 4/30/14	Italy	2,400,000	EUR	3,480,972
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	3,000,000		2,872,500
MGM MIRAGE Inc., senior note, 6.625%, 7/15/15	United States	4,100,000		3,925,750
Pinnacle Entertainment Inc., senior sub. note,
8.25%, 3/15/12	United States	200,000		203,000
8.75%, 10/01/13	United States	2,200,000		2,343,000
Quebecor Media Inc., senior note, 7.75%, 3/15/16	Canada	2,100,000		2,155,125
Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,800,000		2,632,000
[e]Rainbow National Services LLC, senior sub. deb., 144A, 10.375%, 9/01/14	United States	2,300,000		2,567,375
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	3,300,000		3,351,764
Station Casinos Inc.,
senior note, 6.00%, 4/01/12	United States	700,000		667,625
senior sub. note, 6.50%, 2/01/14	United States	700,000		625,625
senior sub. note, 6.875%, 3/01/16	United States	1,800,000		1,624,500
Time Warner Inc., 5.875%, 11/15/16	United States	3,500,000		3,497,630
Viacom Inc., senior note, 6.25%, 4/30/16	United States	3,300,000		3,282,860

				61,760,445

Electronic Technology 2.1%
[e]Bombardier Inc., senior note, 144A, 8.00%, 11/15/14	Canada	900,000		927,000
DRS Technologies Inc., senior sub. note,
6.875%, 11/01/13	United States	200,000		202,500
7.625%, 2/01/18	United States	2,500,000		2,587,500
[e]Freescale Semiconductor Inc., senior note, 144A, 8.875%, 12/15/14	United States	3,500,000		3,504,375
L-3 Communications Corp., senior sub. note,
5.875%, 1/15/15	United States	2,900,000		2,813,000
6.375%, 10/15/15	United States	400,000		398,000
[e]NXP BV, 144A, 7.875%, 10/15/14	Netherlands	3,500,000		3,635,625
Sanmina-SCI Corp., senior sub. note,
6.75%, 3/01/13	United States	2,300,000		2,127,500
8.125%, 3/01/16	United States	400,000		389,000
Solectron Global Finance Ltd., senior sub. note, 8.00%, 3/15/16	United States	2,600,000		2,645,500

				19,230,000

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Energy Minerals 1.6%
Chesapeake Energy Corp., senior note,
7.625%, 7/15/13	United States	700,000	$741,125
6.625%, 1/15/16	United States	100,000	99,875
6.25%, 1/15/18	United States	3,300,000	3,192,750
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	2,700,000	2,632,500
Massey Energy Co., senior note, 6.875%, 12/15/13	United States	2,500,000	2,362,500
Peabody Energy Corp., senior note,
7.375%, 11/01/16	United States	900,000	963,000
B, 6.875%, 3/15/13	United States	1,600,000	1,648,000
Pogo Producing Co., senior sub. note,
7.875%, 5/01/13	United States	300,000	306,000
6.875%, 10/01/17	United States	2,700,000	2,592,000

			14,537,750

Finance 0.8%
General Motors Acceptance Corp.,
7.25%, 3/02/11	United States	2,500,000	2,602,155
6.875%, 8/28/12	United States	1,800,000	1,850,430
[e]Landsbanki Islands HF, 144A, 6.10%, 8/25/11	Iceland	2,600,000	2,645,989

			7,098,574

Health Services 2.0%
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	3,200,000	3,280,000
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08	Germany	3,000,000	3,060,000
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	700,000	593,250
[e]senior secured note, 144A, 9.125%, 11/15/14	United States	3,000,000	3,213,750
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	3,200,000	2,944,000
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,600,000	2,645,500
WellPoint Inc., 5.25%, 1/15/16	United States	2,700,000	2,651,465

			18,387,965

Industrial Services 1.7%
Allied Waste North America Inc., senior secured note,
6.50%, 11/15/10	United States	1,700,000	1,712,750
B, 5.75%, 2/15/11	United States	900,000	875,250
Copano Energy LLC, senior note, 8.125%, 3/01/16	United States	2,500,000	2,600,000
El Paso Corp., senior note, 7.875%, 6/15/12	United States	1,900,000	2,047,250
El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10	United States	2,400,000	2,520,000
Hanover Compressor Co., senior note, 7.50%, 4/15/13	United States	1,200,000	1,218,000
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11	United States	1,500,000	1,571,250
Markwest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	2,700,000	2,619,000

			15,163,500

Non-Energy Minerals 0.5%
[e]Novelis Inc., senior note, 144A, 7.25%, 2/15/15	Canada	3,500,000	3,403,750
Vale Overseas Ltd., 6.25%, 1/23/17	Brazil	800,000	807,637

			4,211,387

Process Industries 4.4%
Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15	Canada	3,100,000	2,697,000
[e]Basell AF SCA, senior note, 144A, 8.375%, 8/15/15	Germany	2,800,000	2,891,000
BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14	United States	3,300,000	3,663,000
Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10	United States	2,500,000	2,512,500
Bunge Ltd. Finance Corp., senior note, 5.10%, 7/15/15	United States	3,100,000	2,891,798
Crown Americas Inc., senior note, 7.75%, 11/15/15	United States	3,200,000	3,336,000
Graphic Packaging International Corp., senior note, 8.50%, 8/15/11	United States	2,500,000	2,600,000

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Process Industries (continued)
[e]Huntsman International LLC, senior note, 144A, 7.875%, 11/15/14	United States	1,000,000	$1,012,500
JSG Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	2,700,000	2,605,500
Lyondell Chemical Co., senior note, 8.00%, 9/15/14	United States	3,300,000	3,440,250
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	3,300,000	3,510,375
Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14	United States	3,300,000	3,217,500
Rhodia SA, senior note, 10.25%, 6/01/10	France	2,600,000	2,977,000
[e]Verso Paper Holdings LLC, senior secured note, 144A, 9.125%, 8/01/14	United States	2,700,000	2,828,250

			40,182,673

Producer Manufacturing 1.3%
Case New Holland Inc., senior note,
9.25%, 8/01/11	United States	3,000,000	3,191,250
7.125%, 3/01/14	United States	200,000	204,000
Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13	United States	2,700,000	2,652,750
Nortek Inc., senior sub. note, 8.50%, 9/01/14	United States	3,100,000	3,053,500
[e]RBS Global & Rexnord Corp., senior note, 144A, 9.50%, 8/01/14	United States	2,600,000	2,717,000

			11,818,500

Real Estate Development 0.6%
EOP Operating LP, 4.75%, 3/15/14	United States	3,000,000	2,976,372
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	2,500,000	2,562,500

			5,538,872

Real Estate Investment Trust 0.4%
[e]Host Hotels & Resorts LP, senior note, 144A, 6.875%, 11/01/14	United States	200,000	203,500
Host Marriott LP, senior note,
K, 7.125%, 11/01/13	United States	2,200,000	2,260,500
M, 7.00%, 8/15/12	United States	1,100,000	1,122,000

			3,586,000

Retail Trade 0.6%
GSC Holdings Corp., senior note, 8.00%, 10/01/12	United States	2,700,000	2,835,000
[e]Michaels Stores Inc., senior note, 144A, 10.00%, 11/01/14	United States	3,000,000	3,135,000

			5,970,000

Technology Services 0.8%
Oracle Corp., 5.25%, 1/15/16	United States	3,300,000	3,236,086
SunGard Data Systems Inc.,
senior note, 9.125%, 8/15/13	United States	1,600,000	1,688,000
senior sub. note, 10.25%, 8/15/15	United States	1,900,000	2,037,750

			6,961,836

Utilities 2.2%
[e]Allegheny Energy Supply, 144A, 8.25%, 4/15/12	United States	2,200,000	2,425,500
Aquila Inc., senior note, 9.95%, 2/01/11	United States	2,500,000	2,750,743
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	3,100,000	3,270,500
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	2,500,000	2,725,000
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	2,500,000	2,550,000
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	100,000	101,000
7.375%, 2/01/16	United States	3,200,000	3,224,000
7.375%, 1/15/17	United States	300,000	301,500
TXU Corp., senior note, P, 5.55%, 11/15/14	United States	3,300,000	3,149,325

			20,497,568

Total Corporate Bonds (Cost $313,630,645)			319,086,951

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]	Value
Long Term Investments (continued)
Convertible Bonds 1.1%
Consumer Services 0.3%
Carnival Corp., cvt., senior deb., 2.00%, 4/15/21	United States	2,000,000	$2,570,000

Electronic Technology 0.4%
Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08	United States	1,100,000	1,093,125
Intel Corp., cvt., sub. deb., 2.95%, 12/15/35	United States	3,200,000	2,926,832

			4,019,957

Retail Trade 0.4%
Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22	United States	3,000,000	3,348,750

Total Convertible Bonds (Cost $9,491,146)			9,938,707

Asset-Backed Securities and Commercial Mortgage-Backed Securities 2.6%
Finance 2.6%
[b]Citigroup/Deutsche Bank Commerical Mortgage Trust, 2006-CD3, A5, 5.617%, 10/15/48	United States	9,800,000	9,989,485
Countrywide Asset-Backed Certificates,
2004-7, AF4, 4.774%, 8/25/32	United States	440,000	436,660
2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000	1,252,946
GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%, 1/10/38	United States	934,225	913,306
JPMorgan Chase Commercial Mortgage Securities Corp.,
2004-CB9, A4, 5.557% 6/12/41	United States	5,096,445	5,163,066
2004-LN2, A2, 5.115%, 7/15/41	United States	412,616	406,821
[e]Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24	United States	14,384	14,334
[b]Morgan Stanley Capital I, 2004-IQ7, A4, 5.434%, 6/15/38	United States	4,000,000	4,032,483
Residential Asset Securities Corp.,
2002-KS8, A4, 4.58%, 11/25/30	United States	147,954	147,252
2004-KS1, AI4, 4.213%, 4/25/32	United States	381,600	373,768
Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%, 8/25/34	United States	1,000,000	988,277

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $24,317,471)			23,718,398

Mortgage-Backed Securities 9.6%
[b]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%[f]
FHLMC, 4.687%, 1/01/33	United States	386,874	387,677

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.8%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	4,436,492	4,283,539
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	5,092,714	5,010,978
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	1,265,326	1,266,613
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	47,526	48,218
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	21,647	22,167
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	3,210,956	3,101,874
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 6/01/36	United States	11,986,770	11,863,383
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 6/01/36	United States	5,197,046	5,241,568
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	3,418,106	3,484,644
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 1/01/32	United States	179,659	185,494
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	3,590	3,736

			34,512,214

[b]Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%
FNMA, 4.516%, 4/01/20	United States	262,933	258,291
FNMA, 4.619%, 12/01/34	United States	1,377,833	1,364,511

			1,622,802

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]		Value
Long Term Investments (continued)
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate 4.8%
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	864,684		$835,185
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	1,063,064		1,047,869
FNMA 15 Year, 5.50%, 10/01/16 - 4/01/21	United States	2,819,357		2,820,014
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	43,630		44,293
FNMA 15 Year, 7.00%, 5/01/12	United States	5,023		5,173
FNMA 30 Year, 5.00%, 4/01/34 - 10/01/35	United States	2,012,739		1,945,558
FNMA 30 Year, 5.50%, 8/01/33 - 5/01/36	United States	23,674,861		23,415,147
FNMA 30 Year, 6.00%, 6/01/34 - 10/01/36	United States	13,022,672		13,118,546
FNMA 30 Year, 6.50%, 6/01/28 - 9/01/32	United States	780,023		799,511
FNMA 30 Year, 7.00%, 2/01/29 - 1/01/32	United States	24,218		24,974
FNMA 30 Year, 7.50%, 9/01/31	United States	27,618		28,743

				44,085,013

Government National Mortgage Association (GNMA) Fixed Rate 0.8%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	2,284,498		2,224,260
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	3,090,724		3,079,246
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	23,348		23,999
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	131,134		135,555
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	4,282		4,470
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	623,909		605,206
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	857,546		868,141
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	363,041		371,425
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	87,356		90,904

				7,403,206

Total Mortgage-Backed Securities (Cost $89,042,507)				88,010,912

U.S. Government and Agency Securities 8.8%
Government Bonds 8.8%
FHLMC,
2.375%, 2/15/07	United States	300,000		299,015
4.375%, 7/17/15	United States	2,500,000		2,399,957
4.50%, 1/15/13	United States	580,000		566,365
4.75%, 1/19/16	United States	2,000,000		1,970,020
4.875%, 2/17/09	United States	1,950,000		1,945,765
4.875%, 11/15/13	United States	150,000		149,300
5.50%, 9/15/11	United States	300,000		307,032
7.00%, 3/15/10	United States	300,000		318,321
FNMA,
1.75%, 3/26/08	United States	270,000,000	JPY	2,298,531
2.125%, 10/09/07	United States	890,000,000	JPY	7,566,507
4.25%, 5/15/09	United States	260,000		255,980
4.375%, 3/15/13	United States	3,100,000		3,004,783
4.375%, 10/15/15	United States	1,000,000		963,162
5.00%, 1/15/07	United States	900,000		899,931
5.00%, 4/15/15	United States	250,000		250,907
5.25%, 1/15/09	United States	250,000		251,189
5.375%, 11/15/11	United States	1,200,000		1,224,220
5.50%, 3/15/11	United States	150,000		153,317
6.00%, 5/15/11	United States	500,000		521,115
6.125%, 3/15/12	United States	900,000		948,694
6.625%, 11/15/10	United States	350,000		370,988

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]		Value
Long Term Investments (continued)
U.S. Government and Agency Securities (continued)
Government Bonds (continued)
U.S. Treasury Bond,
6.125%, 11/15/27	United States	150,000		$174,082
6.25%, 8/15/23	United States	1,200,000		1,381,595
6.88%, 8/15/25	United States	4,790,000		5,931,371
7.125%, 2/15/23	United States	4,980,000		6,200,882
U.S. Treasury Note,
3.00%, 11/15/07	United States	1,500,000		1,474,747
3.125%, 5/15/07	United States	2,500,000		2,483,205
3.125%, 9/15/08	United States	1,500,000		1,458,868
3.25%, 1/15/09	United States	4,900,000		4,756,067
3.375%, 10/15/09	United States	340,000		328,127
3.50%, 12/15/09	United States	2,500,000		2,417,482
4.00%, 9/30/07	United States	2,600,000		2,580,705
4.00%, 4/15/10	United States	350,000		342,590
4.00%, 11/15/12	United States	150,000		144,873
4.125%, 8/15/10	United States	1,300,000		1,275,728
4.25%, 8/15/14	United States	2,000,000		1,942,032
4.25%, 11/15/14	United States	600,000		582,235
4.75%, 5/15/14	United States	1,000,000		1,002,891
5.00%, 8/15/11	United States	1,900,000		1,927,164
5.625%, 5/15/08	United States	600,000		605,672
[g]Index Linked, 2.00%, 1/15/16	United States	9,660,740		9,330,922
[g]Index Linked, 2.50%, 7/15/16	United States	1,399,188		1,410,229
[g]Index Linked, 3.00%, 7/15/12	United States	6,061,824		6,240,133

Total U.S. Government and Agency Securities (Cost $82,040,129)				80,656,699

Foreign Government and Agency Securities 23.9%
Bank of Thailand Bond,
5.00%, 1/12/08	Thailand	18,790,000	THB	530,188
5.50%, 8/10/08	Thailand	31,050,000	THB	878,723
[b]European Investment Bank, senior note, FRN, 0.333%, 9/21/11	Supranational[h]	120,000,000	JPY	1,008,228
b.iGovernment of Argentina, FRN, 5.59%, 8/03/12	Argentina	23,837,000		16,952,285
Government of Brazil, 8.00%, 1/15/18	Brazil	3,850,000		4,281,200
Government of Canada, 4.50%, 9/01/07	Canada	19,150,000	CAD	16,468,096
Government of Indonesia,
11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	212,904
12.80%, 6/15/21	Indonesia	22,315,000,000	IDR	2,965,077
13.15%, 1/15/12	Indonesia	2,300,000,000	IDR	287,592
14.25%, 6/15/13	Indonesia	35,480,000,000	IDR	4,812,986
14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	3,219,378
[j]Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq	12,615,000		8,231,287
Government of Malaysia,
3.135%, 12/17/07	Malaysia	1,160,000	MYR	327,607
4.305%, 2/27/09	Malaysia	28,625,000	MYR	8,227,409
6.90%, 3/15/07	Malaysia	1,250,000	MYR	356,562
8.60%, 12/01/07	Malaysia	15,760,000	MYR	4,669,442
Government of Mexico, 10.00%, 12/05/24	Mexico	564,000	[k] MXN	6,481,738
Government of New Zealand,
6.00%, 11/15/11	New Zealand	1,600,000	NZD	1,110,923
6.50%, 4/15/13	New Zealand	2,960,000	NZD	2,126,891
Government of Norway, 6.75%, 1/15/07	Norway	82,125,000	NOK	13,183,370

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[a]		Value
Long Term Investments (continued)
Foreign Government and Agency Securities (continued)
Government of Peru,
7.84%, 8/12/20	Peru	2,290,000	PEN	$817,506
Series 7, 8.60%, 8/12/17	Peru	15,950,000	PEN	5,892,798
Government of Poland,
5.75%, 9/23/22	Poland	11,100,000	PLN	3,990,311
6.00%, 5/24/09	Poland	24,770,000	PLN	8,794,207
6.25%, 10/24/15	Poland	7,700,000	PLN	2,847,618
8.50%, 5/12/07	Poland	1,300,000	PLN	454,730
Government of Singapore,
1.75%, 2/01/07	Singapore	4,500,000	SGD	2,931,176
4.00%, 3/01/07	Singapore	14,150,000	SGD	9,236,888
Government of Slovakia,
4.80%, 4/14/09	Slovak Republic	28,700,000	SKK	1,112,066
4.90%, 2/11/14	Slovak Republic	7,300,000	SKK	290,866
5.30%, 5/12/19	Slovak Republic	26,200,000	SKK	1,102,687
7.50%, 3/13/12	Slovak Republic	59,000,000	SKK	2,602,176
[l]Strip, 1/14/07	Slovak Republic	177,800,000	SKK	6,802,775
Government of Sweden,
5.00%, 1/28/09	Sweden	13,685,000	SEK	2,047,597
5.50%, 10/08/12	Sweden	13,990,000	SEK	2,215,342
6.50%, 5/05/08	Sweden	13,550,000	SEK	2,050,142
8.00%, 8/15/07	Sweden	72,980,000	SEK	10,946,148
Government of Thailand,
4.125%, 2/12/08	Thailand	17,000,000	THB	475,285
5.60%, 7/07/07	Thailand	15,660,000	THB	443,303
8.50%, 12/08/08	Thailand	14,000,000	THB	420,210
Inter-American Development Bank, 9.00%, 1/04/07	Supranational[h]	259,000,000	ISK	3,646,603
Korea Treasury Note,
3.75%, 9/10/07	South Korea	5,715,000,000	KRW	6,097,094
4.25%, 9/10/08	South Korea	3,200,000,000	KRW	3,402,445
4.50%, 9/09/08	South Korea	600,000,000	KRW	640,435
4.75%, 3/12/08	South Korea	8,900,000,000	KRW	9,541,259
KfW Bankengruppe,
[b]FRN, 0.233%, 8/08/11	Germany	2,115,000,000	JPY	17,777,460
senior note, E, 8.25%, 9/20/07	Germany	190,000,000	ISK	2,571,293
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	2,801,000	AUD	2,249,605
Nota Do Tesouro Nacional,
9.762%, 1/01/12	Brazil	13,300	[m] BRL	5,682,365
9.762%, 1/01/14	Brazil	2,700	[m] BRL	1,122,265
[n]Index Linked, 6.00%, 11/15/09	Brazil	1,800	[m] BRL	1,295,725
[n]Index Linked, 6.00%, 5/15/15	Brazil	2,000	[m] BRL	1,350,011
[e,l]Peru Enhanced Pass-Through Finance LTD., senior secured bond, A-1, 144A, 5/31/18	Peru	850,000		565,250
[l]Swedish Treasury Bill, 12/19/07	Sweden	7,115,000	SEK	1,004,896

Total Foreign Government and Agency Securities (Cost $204,306,456)				218,752,423

Total Long Term Investments (Cost $840,622,162)				857,775,012

Short Term Investments 4.4%
Foreign Government Securities 3.7%
[l]Canada Treasury Bill, 5/17/07	Canada	7,210,000	CAD	6,089,431
[l]Egypt Certificate of Deposit, 9/12/07	Egypt	14,000,000	EGP	2,283,633
[l]Egypt Treasury Bill, 2/20/07 - 11/20/07	Egypt	40,625,000	EGP	6,838,304
[l]Norwegian Treasury Bill, 9/19/07	Norway	4,900,000	NOK	764,218
Queensland Treasury Corp., Series 07G, 8.00%, 9/14/07	Australia	5,200,000	AUD	4,152,661
[l]Thailand Treasury Bill, 2/22/07 - 12/06/07	Thailand	510,812,000	THB	13,995,698

Total Foreign Government Securities (Cost $33,668,808)				34,123,945

Total Investments before Money Market Fund (Cost $874,290,970)				891,898,957

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Shares	Value
Money Market Fund (Cost $6,595,842) 0.7%
[o]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.97%	United States	6,595,842	$6,595,842

Total Investments (Cost $880,886,812) 98.3%			898,494,799
Net Unrealized Loss on Forward Exchange Contracts (0.0%)[f]			(177,224)
Other Assets, less Liabilities 1.7%			15,506,019

Net Assets 100.0%			$913,823,594

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pounds

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GNMA - Government National Mortgage Association

L/C - Letter of Credit

REIT - Real Estate Investment Trust

SF - Single Family

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[b]	The coupon rate shown represents the rate at period end.
[c]	See Note 1(f) regarding senior floating rate interests.
[d]	See Note 1(c) regarding securities purchased on a when-issued, delayed delivery, or to-be-announced basis.
[e]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the aggregate value of these securities was $49,764,143, representing 5.45% of net assets.

[f]	Rounds to less than 0.1% of net assets.
[g]	Principal amount of security is adjusted for inflation. See Note 1(h).
[h]	A supranational organization is an entity formed by two or more central governments through international treaties.
[i]	The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[j]

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the value of this security was $8,231,287, representing 0.90% of net assets.

[k]	Principal amount is stated in 100 Peso Units.
[l]	The security is traded on a discount basis with no stated coupon rate.
[m]	Principal amount is stated in 1,000 Real Units.
[n]	Redemption price at maturity is adjusted for inflation. See Note 1(h).
[o]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.
[p]	1 share = $100,000 par value.

The accompanying notes are an integral part of these financial statements.

FSI-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$874,290,970
Cost - Sweep Money Fund (Note 7)	6,595,842

Total cost of investments	$880,886,812

Value - Unaffiliated issuers	$891,898,957
Value - Sweep Money Fund (Note 7)	6,595,842

Total value of investments	898,494,799
Cash	1,371,231
Foreign currency, at value (cost $2,165,365)	2,179,310
Receivables:
Investment securities sold	1,117,308
Capital shares sold	191,179
Dividends and interest	13,966,914
Unrealized gain on forward exchange contracts (Note 8)	14,272

Total assets	917,335,013

Liabilities:
Payables:
Investment securities purchased	2,592,957
Capital shares redeemed	173,244
Affiliates	450,301
Unrealized loss on forward exchange contracts (Note 8)	191,496
Unrealized loss on unfunded loan commitments (Note 10)	4,056
Accrued expenses and other liabilities	99,365

Total liabilities	3,511,419

Net assets, at value	$913,823,594

Net assets consist of:
Paid-in capital	$844,078,308
Undistributed net investment income	49,332,156
Net unrealized appreciation (depreciation)	17,530,484
Accumulated net realized gain (loss)	2,882,646

Net assets, at value	$913,823,594

Class 1:
Net assets, at value	$902,070,802

Shares outstanding	70,856,391

Net asset value and maximum offering price per share	$12.73

Class 2:
Net assets, at value	$11,752,792

Shares outstanding	935,415

Net asset value and maximum offering price per share	$12.56

The accompanying notes are an integral part of these financial statements.

FSI-23

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Strategic Income Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$375,334
Sweep Money Fund (Note 7)	608,445
Interest	49,641,098

Total investment income	50,624,877

Expenses:
Management fees (Note 3a)	3,138,693
Administrative fees (Note 3b)	1,651,499
Distribution fees - Class 2 (Note 3c)	33,138
Unaffiliated transfer agent fees	5,261
Custodian fees (Note 4)	297,315
Professional fees	36,125
Trustees’ fees and expenses	3,952
Other	17,805

Total expenses	5,183,788
Expense reductions (Note 4)	(13,593)

Net expenses	5,170,195

Net investment income	45,454,682

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,888,753
Foreign currency transactions	5,416,872

Net realized gain (loss)	10,305,625

Net change in unrealized appreciation (depreciation) on:
Investments	12,477,475
Translation of assets and liabilities denominated in foreign currencies	165,062

Net change in unrealized appreciation (depreciation)	12,642,537

Net realized and unrealized gain (loss)	22,948,162

Net increase (decrease) in net assets resulting from operations	$68,402,844

The accompanying notes are an integral part of these financial statements.

FSI-24

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$45,454,682	$35,031,955
Net realized gain (loss) from investments and foreign currency transactions	10,305,625	11,898,278
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	12,642,537	(34,380,358)

Net increase (decrease) in net assets resulting from operations	68,402,844	12,549,875

Distributions to shareholders from:
Net investment income:
Class 1	(39,519,783)	(30,614,473)
Class 2	(416,784)	(296,661)
Net realized gains:
Class 1	(5,179,930)	(5,032,795)
Class 2	(58,574)	(50,111)

Total distributions to shareholders	(45,175,071)	(35,994,040)

Capital share transactions: (Note 2)
Class 1	139,092,390	192,650,584
Class 2	(8,362,526)	14,935,669

Total capital share transactions	130,729,864	207,586,253

Net increase (decrease) in net assets	153,957,637	184,142,088
Net assets:
Beginning of year	759,865,957	575,723,869

End of year	$913,823,594	$759,865,957

Undistributed net investment income included in net assets:
End of year	$49,332,156	$36,429,050

The accompanying notes are an integral part of these financial statements.

FSI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 98.68% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific

FSI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Security Valuation (continued)

market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	9,072,737	$113,566,999	13,275,130	$167,268,259
Shares issued in reinvestment of distributions	3,743,695	44,699,713	2,924,304	35,647,268
Shares redeemed	(1,528,414)	(19,174,322)	(825,137)	(10,264,943)

Net increase (decrease)	11,288,018	$139,092,390	15,374,297	$192,650,584

Class 2 Shares:
Shares sold	394,210	$4,840,124	1,276,128	$15,551,773
Shares issued in reinvestment of distributions	40,284	475,358	28,778	346,772
Shares redeemed	(1,089,705)	(13,678,008)	(78,763)	(962,876)

Net increase (decrease)	(655,211)	$(8,362,526)	1,226,143	$14,935,669

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% per year of its average daily net assets.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$41,610,596	$33,879,593
Long term capital gain	3,564,475	2,114,447

	$45,175,071	$35,994,040

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$884,881,241

Unrealized appreciation	$27,884,425
Unrealized depreciation	(14,270,867)

Net unrealized appreciation (depreciation)	$13,613,558

Undistributed ordinary income	$54,413,871
Undistributed long term capital gains	1,795,359

Distributable earnings	$56,209,230

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $484,739,845 and $378,779,234, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
55,000,000	Iceland Krona	741,140		6/20/07	$4,165	$—
82,500,000	Iceland Krona	1,116,373		6/21/07	1,328	—
82,500,000	Iceland Krona	1,107,383		6/27/07	8,779	—
37,500,000	Indian Rupee	1,248,543	NZD	10/29/07	—	(31,192)
90,000,000	Indian Rupee	2,970,591	NZD	10/29/07	—	(57,009)

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

8. FORWARD EXCHANGE CONTRACTS (continued)

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
47,681,503	Mexican Peso	2,286,518,818	CLP	9/12/07	—	(68,300)
17,883,017	Mexican Peso	852,483,436	CLP	9/14/07	—	(34,995)

Unrealized gain (loss) on forward exchange contracts					14,272	(191,496)

Net unrealized gain (loss) on forward exchange contracts						$(177,224)

[a]In	U.S. Dollar unless otherwise indicated.

Currency Abbreviations

CLP - Chilean Peso

NZD - New Zealand Dollar

9. CREDIT RISK

The Fund has 50.80% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2006, unfunded commitments were as follows:

Borrower	Unfunded Commitment
CBRL Group (Cracker Barrel), Delay Draw	$144,652
VML US Finance LLC (Venetian Macau), Delay Draw	930,000

$1,074,652

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

11. REGULATORY MATTERS (continued)

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

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Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Strategic Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,797,059 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

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FRANKLIN U.S. GOVERNMENT FUND

We are pleased to bring you Franklin U.S. Government Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of any dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+4.02%	+4.34%	+5.56%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +4.88%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Lehman Brothers (LB) U.S. Government: Intermediate Index and the Lipper VIP General U.S. Government Funds Classification Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the LB U.S. Government: Intermediate Index’s +3.84% return, and the Lipper VIP General U.S. Government Funds Classification Average’s +2.81% return.1

Economic and Market Overview

After a strong first quarter, U.S. economic growth slowed during the balance of 2006. Although an improved labor market and higher personal incomes helped support consumer spending, a slowing housing market dampened overall economic growth.

Oil prices reached a historical high during the reporting period, which contributed to a rise in headline, or overall, inflation. However, oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. Many retail goods prices, and thus inflation, also declined. Core inflation, which excludes food and energy costs, experienced some upward pressure during the third quarter, but began to dip at the outset of the fourth quarter. December’s headline CPI reported a 12-month rise of 2.5%, while core CPI increased 2.6%.2

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate incrementally to 5.25%, and then kept the rate steady from June 30 through the end of the year. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.39% at the beginning of the period to a high of 5.25% on June 28 and then fell to 4.71% on December 31, 2006. Typically, the intermediate portion of the yield

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Interest rate movements and mortgage prepayment rates may impact the Fund’s share price and yield. Thus, as prices of bonds in the Fund’s portfolio adjust to a rise in interest rates, the Fund’s share price may decline. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will fluctuate with market conditions. The Fund’s prospectus also includes a description of the main investment risks.

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curve is largely reflective of the markets’ future inflation expectations. Lower oil prices, in conjunction with relatively stable inflation as well as some concerns about the slowing housing market and its potential effect on the economy, contributed to this decline in interest rates.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

Based on our research, we believe mortgage-backed securities and agency securities historically offer attractive risk-adjusted returns.

In the mortgage-backed securities sector, we used our research to uncover areas of the markets where we thought mortgage risk may have offered value. We looked at instruments across the coupon spectrum. As a result of our analysis, we maintained our weighting in agency securities as we believed they continued to be attractive core holdings, based on our strategy. Our research showed that the income premium provided by the sector can help contribute to strong risk-adjusted returns across various interest rate cycles.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin U.S. Government Fund – Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,046.80	$4.18
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.81%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.75	$12.99	$13.22	$13.61	$13.16

Income from investment operations[a]:
Net investment income[b]	0.59	0.54	0.51	0.51	0.71
Net realized and unrealized gains (losses)	(0.07)	(0.20)	(0.05)	(0.18)	0.57

Total from investment operations	0.52	0.34	0.46	0.33	1.28

Less distributions from net investment income	(0.58)	(0.58)	(0.69)	(0.72)	(0.83)

Net asset value, end of year	$12.69	$12.75	$12.99	$13.22	$13.61

Total return[c]	4.31%	2.65%	3.71%	2.43%	10.08%
Ratios/supplemental data
Net assets, end of year (000’s)	$187,867	$217,165	$259,833	$311,864	$382,663
Ratios to average net assets:
Expenses	0.54% [e]	0.52% [e]	0.54% [e]	0.53%	0.54%
Net investment income	4.67%	4.18%	3.90%	3.79%	5.34%
Portfolio turnover rate	23.46%	21.46%	75.93%	72.09%	86.86%
Portfolio turnover rate excluding mortgage dollar rolls[d]	23.46%	15.62%	33.63%	23.26%	38.47%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	See Note 1(c) regarding mortgage dollar rolls.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FUS-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.59	$12.84	$13.08	$13.49	$13.08

Income from investment operations[a]:
Net investment income[b]	0.55	0.50	0.47	0.46	0.66
Net realized and unrealized gains (losses)	(0.07)	(0.20)	(0.04)	(0.16)	0.57

Total from investment operations	0.48	0.30	0.43	0.30	1.23

Less distributions from net investment income	(0.55)	(0.55)	(0.67)	(0.71)	(0.82)

Net asset value, end of year	$12.52	$12.59	$12.84	$13.08	$13.49

Total return[c]	4.02%	2.40%	3.48%	2.21%	9.77%
Ratios/supplemental data
Net assets, end of year (000’s)	$374,323	$379,662	$332,373	$240,047	$136,875
Ratios to average net assets:
Expenses	0.79% [e]	0.77% [e]	0.79% [e]	0.78%	0.79%
Net investment income	4.42%	3.93%	3.65%	3.54%	5.09%
Portfolio turnover rate	23.46%	21.46%	75.93%	72.09%	86.86%
Portfolio turnover rate excluding mortgage dollar rolls[d]	23.46%	15.62%	33.63%	23.26%	38.47%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	See Note 1(c) regarding mortgage dollar rolls.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FUS-7

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments 94.9%
Mortgage-Backed Securities 77.1%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 6.734%, 2/01/19	$247,005	$253,166
FHLMC, 6.763%, 6/01/22	326,707	335,199

		588,365

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 9.0%
FHLMC Gold 15 Year, 6.50%, 6/01/08 - 7/01/08	118,390	119,293
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/34	10,890,661	10,527,585
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 1/01/35	5,341,105	5,290,171
FHLMC Gold 30 Year, 5.50%, 11/01/34	11,431,251	11,320,463
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	12,469,591	12,588,971
FHLMC Gold 30 Year, 6.50%, 11/01/23 - 5/01/35	5,088,691	5,206,318
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	1,875,680	1,932,389
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	158,666	165,519
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	75,040	78,918
FHLMC Gold 30 Year, 8.50%, 7/01/21 - 7/01/31	2,811,568	3,021,691
FHLMC PC 30 Year, 8.00%, 1/01/17 - 9/01/17	24,887	25,935
FHLMC PC 30 Year, 8.50%, 9/01/20	3,659	3,906

		50,281,159

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 0.7%
FNMA, 5.569%, 3/01/20	221,199	226,945
FNMA, 6.87%, 1/01/18	1,964,783	1,972,134
FNMA, 6.89%, 2/01/19	311,508	312,923
FNMA, 7.121%, 9/01/18	661,494	668,116
FNMA, 7.24%, 7/01/19	361,074	361,703

		3,541,821

Federal National Mortgage Association (FNMA) Fixed Rate 15.4%
FNMA 15 Year, 5.50%, 6/01/16 - 11/01/17	2,290,584	2,296,923
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	2,316,412	2,351,213
FNMA 15 Year, 8.00%, 8/01/19 - 6/01/20	80,059	84,495
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/35	10,728,940	10,369,806
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	20,122,775	19,915,025
FNMA 30 Year, 6.00%, 8/01/17 - 12/01/34	4,153,202	4,185,768
FNMA 30 Year, 6.00%, 2/01/36	18,573,677	18,705,240
FNMA 30 Year, 6.00%, 3/01/36	16,107,644	16,221,740
FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32	4,314,037	4,427,784
FNMA 30 Year, 7.00%, 5/01/24 - 9/01/31	476,013	490,192
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	187,135	195,496
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	517,507	546,675
FNMA 30 Year, 8.50%, 10/01/19 - 8/01/21	8,380	8,966
FNMA 30 Year, 9.00%, 10/01/26	854,892	930,089
FNMA PL 30 Year, 5.50%, 4/01/34	6,090,228	6,007,520

		86,736,932

Government National Mortgage Association (GNMA) Fixed Rate 51.9%
GNMA I SF 30 Year, 5.00%, 6/15/30 - 3/15/36	31,826,527	30,985,439
GNMA I SF 30 Year, 5.50%, 11/15/28 - 6/15/36	53,665,780	53,473,260
GNMA I SF 30 Year, 6.00%, 11/15/23 - 6/15/36	17,010,808	17,270,269
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/34	13,692,179	14,077,480
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	4,237,586	4,379,256
GNMA I SF 30 Year, 7.50%, 2/15/17 - 3/15/32	2,143,019	2,236,138

FUS-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments (continued)
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 8.00%, 2/15/17 - 6/15/24	$1,079,748	$1,142,754
GNMA I SF 30 Year, 8.25%, 4/15/25	21,978	23,603
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	256,045	276,468
GNMA I SF 30 Year, 9.00%, 4/15/16 - 7/15/20	145,964	156,722
GNMA I SF 30 Year, 9.50%, 7/15/16 - 6/15/21	359,846	392,156
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	256,247	284,601
GNMA II SF 30 Year, 5.00%, 9/20/33	14,642,067	14,204,294
GNMA II SF 30 Year, 5.00%, 10/20/33 - 11/20/33	6,160,366	5,975,495
GNMA II SF 30 Year, 5.00%, 8/20/35	9,856,064	9,549,515
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/35	29,434,832	29,237,009
GNMA II SF 30 Year, 5.50%, 12/20/34	12,977,816	12,895,093
GNMA II SF 30 Year, 5.50%, 2/20/35	7,610,389	7,558,984
GNMA II SF 30 Year, 5.50%, 12/20/36	28,004,840	27,808,960
GNMA II SF 30 Year, 6.00%, 11/20/23 - 11/20/34	18,338,551	18,563,027
GNMA II SF 30 Year, 6.00%, 6/20/34	6,511,663	6,592,113
GNMA II SF 30 Year, 6.00%, 9/20/34	9,700,529	9,821,372
GNMA II SF 30 Year, 6.00%, 1/20/36	14,019,557	14,184,365
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	4,701,662	4,814,526
GNMA II SF 30 Year, 7.00%, 8/20/29 - 10/20/32	4,836,828	4,980,741
GNMA II SF 30 Year, 7.50%, 11/20/16 - 5/20/33	913,228	949,834
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	59,099	62,205
GNMA II SF 30 Year, 9.50%, 4/20/25	11,242	12,323

		291,908,002

Total Mortgage-Backed Securities (Cost $437,410,853)		433,056,279

U.S. Government and Agency Securities 17.8%
FFCB, 4.45%, 8/27/10	15,000,000	14,757,090
4.50%, 7/09/07	10,000,000	9,962,700
FHLB, 2.625%, 5/15/07	15,000,000	14,864,700
4.875%, 5/15/07	5,000,000	4,995,425
FICO, 15, Strip, 3/07/16	15,000,000	9,479,715
16, Strip, 10/05/10	4,745,000	3,950,796
HUD, 96-A, 7.63%, 8/01/14	4,110,000	4,112,281
7.66%, 8/01/15	4,140,000	4,141,888
SBA, 6.00%, 9/01/18	3,578,826	3,654,854
6.70%, 12/01/16	1,272,102	1,312,580
6.85%, 7/01/17	1,375,884	1,423,209
[a]FRN, 4.85%, 6/25/19	505,307	514,259
[a]FRN, 5.125%, 3/25/18	834,535	864,379
Series 95-L, 6.45%, 12/01/15	1,121,615	1,151,309
Tennessee Valley Authority, 5.98%, 4/01/36	10,000,000	11,035,290
zero cpn. to 4/15/12, 8.25% thereafter, 4/15/42	6,000,000	4,756,476

FUS-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments (continued)
U.S. Government and Agency Securities (continued)
U.S. Treasury Note, 3.75%, 5/15/08	$1,000,000	$985,001
4.75%, 5/15/14	8,000,000	8,023,128

Total U.S. Government and Agency Securities (Cost $96,880,329)		99,985,080

Total Long Term Investments (Cost $534,291,182)		533,041,359

Short Term Investment (Cost $26,623,154) 4.7%
Repurchase Agreement 4.7%
[b]Joint Repurchase Agreement, 5.137%, 1/02/07 (Maturity Value $26,638,350)	26,623,154	26,623,154
ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,557,282)
Banc of America Securities LLC (Maturity Value $2,557,282)
Barclays Capital Inc. (Maturity Value $1,189,668)
Bear, Stearns & Co. Inc. (Maturity Value $1,189,668)
BNP Paribas Securities Corp. (Maturity Value $2,557,282)
Deutsche Bank Securities Inc. (Maturity Value $595,100)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $595,100)
Goldman, Sachs & Co. (Maturity Value $2,557,282)
Greenwich Capital Markets Inc. (Maturity Value $2,557,282)
Lehman Brothers Inc. (Maturity Value $2,610,558)
Merrill Lynch Government Securities Inc. (Maturity Value $2,557,282)
Morgan Stanley & Co. Inc. (Maturity Value $2,557,282)
UBS Securities LLC (Maturity Value $2,557,282)

Collateralized by U.S. Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11;
[c]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07; [c]U.S. Treasury Bills, 1/25/07;
and U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Investments (Cost $560,914,336) 99.6%		559,664,513
Other Assets, less Liabilities 0.4%		2,525,715

Net Assets 100.0%		$562,190,228

Selected Portfolio Abbreviations

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FICO  - Financing Corp.

FRN   - Floating Rate Note

HUD   - Housing and Urban Development

PC      - Participation Certificate

PL      - Project Loan

SBA   - Small Business Administration

SF     - Single Family

[a]	The coupon rate shown represents the rate at period end.
[b]	See Note 1(b) regarding joint repurchase agreement.
[c]	Security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FUS-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$534,291,182
Cost - Repurchase agreements	26,623,154

Total cost of investments	$560,914,336

Value - Unaffiliated issuers	$533,041,359
Value - Repurchase agreements	26,623,154

Total value of investments	559,664,513
Receivables:
Investment securities sold	9,890
Capital shares sold	345,945
Interest	3,162,215

Total assets	563,182,563

Liabilities:
Payables:
Capital shares redeemed	533,169
Affiliates	392,790
Reports to shareholders	60,625
Accrued expenses and other liabilities	5,751

Total liabilities	992,335

Net assets, at value	$562,190,228

Net assets consist of:
Paid-in capital	$554,932,589
Undistributed net investment income	26,099,715
Net unrealized appreciation (depreciation)	(1,249,823)
Accumulated net realized gain (loss)	(17,592,253)

Net assets, at value	$562,190,228

Class 1:
Net assets, at value	$187,867,007

Shares outstanding	14,803,044

Net asset value and maximum offering price per share	$12.69

Class 2:
Net assets, at value	$374,323,221

Shares outstanding	29,897,123

Net asset value and maximum offering price per share	$12.52

The accompanying notes are an integral part of these financial statements.

FUS-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin U.S. Government Fund
Investment income:
Interest	$29,662,107

Expenses:
Management fees (Note 3a)	2,815,865
Distribution fees - Class 2 (Note 3c)	926,462
Custodian fees (Note 4)	10,461
Reports to shareholders	184,995
Professional fees	27,217
Trustees’ fees and expenses	2,919
Other	22,367

Total expenses	3,990,286
Expense reductions (Note 4)	(116)

Net expenses	3,990,170

Net investment income	25,671,937

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	421
Net change in unrealized appreciation (depreciation) on investments	(2,945,389)

Net realized and unrealized gain (loss)	(2,944,968)

Net increase (decrease) in net assets resulting from operations	$22,726,969

The accompanying notes are an integral part of these financial statements.

FUS-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$25,671,937	$24,187,282
Net realized gain (loss) from investments	421	894,892
Net change in unrealized appreciation (depreciation) on investments	(2,945,389)	(10,377,707)

Net increase (decrease) in net assets resulting from operations	22,726,969	14,704,467

Distributions to shareholders from:
Net investment income:
Class 1	(9,026,792)	(10,493,994)
Class 2	(16,056,330)	(15,679,890)

Total distributions to shareholders	(25,083,122)	(26,173,884)

Capital share transactions: (Note 2)
Class 1	(28,416,733)	(38,280,418)
Class 2	(3,863,133)	54,370,363

Total capital share transactions	(32,279,866)	16,089,945

Net increase (decrease) in net assets	(34,636,019)	4,620,528
Net assets:
Beginning of year	596,826,247	592,205,719

End of year	$562,190,228	$596,826,247

Undistributed net investment income included in net assets:
End of year	$26,099,715	$24,045,870

The accompanying notes are an integral part of these financial statements.

FUS-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin U.S. Government Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 86.33% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

FUS-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a to-be-announced basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FUS-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	161,350	$2,036,467	100,049	$1,272,449
Shares issued in reinvestment of distributions	745,400	9,026,792	831,538	10,493,994
Shares redeemed	(3,135,712)	(39,479,992)	(3,896,374)	(50,046,861)

Net increase (decrease)	(2,228,962)	$(28,416,733)	(2,964,787)	$(38,280,418)

Class 2 Shares:
Shares sold	3,669,008	$45,693,189	6,860,585	$87,163,974
Shares issued in reinvestment of distributions	1,341,381	16,056,330	1,257,409	15,679,890
Shares redeemed	(5,278,337)	(65,612,652)	(3,840,094)	(48,473,501)

Net increase (decrease)	(267,948)	$(3,863,133)	4,277,900	$54,370,363

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton

Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act.

Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the

FUS-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees (continued)

servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2008	$5,752,213
2011	4,558,723
2012	3,331,578
2013	2,102,640
2014	1,618,397

$17,363,551

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $227,094.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$25,083,122	$26,173,884

FUS-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

5. INCOME TAXES (continued)

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$562,200,138

Unrealized appreciation	$5,749,571
Unrealized depreciation	(8,285,196)

Net unrealized appreciation (depreciation)	$(2,535,625)

Distributable earnings – undistributed ordinary income	$27,383,915

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, mortgage dollar rolls, paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $157,491,762 and $126,352,326, respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

7. REGULATORY MATTERS (continued)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

FUS-20

FRANKLIN ZERO COUPON FUND 2010

This annual report for Franklin Zero Coupon Fund 2010 covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+2.39%	+6.12%	+7.05%

*Because Class 2 shares were not offered until 5/12/03, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 5/12/03, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/12/03 (effective date), the average annual total return of Class 2 shares was +1.89%.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Merrill Lynch (ML) 5-Year and 2-Year Zero Coupon Bond Indexes, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2010 – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FZ10-1

Fund Goal and Main Investments: Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation. The Fund normally invests at least 80% of its net assets in zero coupon debt securities and normally invests primarily to predominantly in U.S. Treasury issued stripped securities and stripped securities issued by the U.S. government, or its agencies and authorities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmarks, the ML 5-Year Zero Coupon Bond Index and the ML 2-Year Zero Coupon Bond Index, which had returns of +3.89% and +3.84% for the same period.1

Economic and Market Overview

After a strong first quarter, U.S. economic growth slowed during the balance of 2006. Although an improved labor market and higher personal incomes helped support consumer spending, a slowing housing market dampened overall economic growth.

Oil prices reached a historical high during the reporting period, which contributed to a rise in headline, or overall, inflation. However, oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. Many retail goods prices, and thus inflation, also declined. Core inflation, which excludes food and energy costs, experienced some upward pressure during the third quarter, but began to dip at the outset of the fourth quarter. December’s headline CPI reported a 12-month rise of 2.5%, while core CPI increased 2.6%.2

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy’s strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate incrementally to 5.25%, and then kept the rate steady from June 30 through the end of the year. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.39% at the beginning of

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Changes in interest rates affect the prices of the Fund’s debt securities. If interest rates rise, the value of the Fund’s debt securities will fall and so too will the Fund’s share price. Because zero coupon securities do not pay interest, their market value can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. The Fund’s prospectus also includes a description of the main investment risks.

FZ10-2

the period to a high of 5.25% on June 28 and then fell to 4.71% on December 31, 2006. Typically, the intermediate portion of the yield curve is largely reflective of the markets’ future inflation expectations. Lower oil prices, in conjunction with relatively stable inflation as well as some concerns about the slowing housing market and its potential effect on the economy, contributed to this decline in interest rates.

Investment Strategy

In selecting investments for the Fund, we seek to keep the Fund’s average duration to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. Duration is also a measure of a bond’s price sensitivity to interest rates. We analyze securities using both proprietary and nonproprietary research seeking to identify attractive investment opportunities.

Manager’s Discussion

During periods of stable or rising interest rates, such as those experienced during the period, fixed income portfolios with longer durations tend to underperform those with shorter durations. This trend occurred during the first half of 2006 and was evident in the performance of Franklin Zero Coupon Fund 2010. However, in the latter half of 2006, longer-term interest rates declined and longer-duration securities tended to outperform those with shorter durations. As a result, at the end of the period, the portfolio posted strong relative performance.

Thank you for your participation in Franklin Zero Coupon Fund 2010. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-level Expenses Incurred During Period.”

If Fund-level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Zero Coupon Fund 2010 – Class 2

FZ10-4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,037.60	$4.78
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (0.94%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FZ10-5

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Zero Coupon Fund – 2010

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.02	$16.49	$16.55	$16.61	$15.33

Income from investment operations[a]:
Net investment income[b]	0.77	0.80	0.81	0.82	0.87
Net realized and unrealized gains (losses)	(0.36)	(0.54)	(0.08)	(0.20)	2.03

Total from investment operations	0.41	0.26	0.73	0.62	2.90

Less distributions from:
Net investment income	(0.63)	(0.72)	(0.79)	(0.68)	(0.95)
Net realized gains	—	(0.01)	—	—	(0.67)

Total distributions	(0.63)	(0.73)	(0.79)	(0.68)	(1.62)

Net asset value, end of year	$15.80	$16.02	$16.49	$16.55	$16.61

Total return[c]	2.71%	1.54%	4.72%	3.59%	20.10%
Ratios/supplemental data
Net assets, end of year (000’s)	$93,184	$101,555	$78,978	$72,833	$68,489
Ratios to average net assets:
Expenses	0.67%[d]	0.69%	0.68%	0.68%	0.68%
Net investment income	4.89%	4.93%	4.91%	4.93%	5.48%
Portfolio turnover rate	2.00%	—%	11.74%	38.37%	19.03%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FZ10-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Zero Coupon Fund – 2010

	Year Ended December 31,
Class 2	2006	2005	2004	2003[e]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.96	$16.43	$16.52	$17.39

Income from investment operations[a]:
Net investment income[b]	0.73	0.76	0.77	0.49
Net realized and unrealized gains (losses)	(0.37)	(0.54)	(0.08)	(0.68)

Total from investment operations	0.36	0.22	0.69	(0.19)

Less distributions from:
Net investment income	(0.60)	(0.68)	(0.78)	(0.68)
Net realized gains	—	(0.01)	—	—

Total distributions	(0.60)	(0.69)	(0.78)	(0.68)

Net asset value, end of year	$15.72	$15.96	$16.43	$16.52

Total return[c]	2.39%	1.32%	4.45%	3.40%
Ratios/supplemental data
Net assets, end of year (000’s)	$25,982	$24,040	$14,251	$11,649
Ratios to average net assets:
Expenses	0.92%[d]	0.94%	0.93%	0.93% [f]
Net investment income	4.64%	4.68%	4.66%	4.68% [f]
Portfolio turnover rate	2.00%	—%	11.74%	38.37%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Benefit of expense reduction rounds to less than 0.01%.
[e]	For the period May 12, 2003 (effective date) to December 31, 2003.
[f]	Annualized.

The accompanying notes are an integral part of these financial statements.

FZ10-7

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Franklin Zero Coupon Fund – 2010	Principal Amount	Value
U.S. Government and Agency Securities 98.9%
FHLMC, Strip,
7/15/10	$11,150,000	$9,380,395
1/15/11	10,629,000	8,737,878
FICO, Strip,
19, 6/06/10	9,800,000	8,283,685
A, 8/08/10	7,000,000	5,872,853
FNMA, Strip,
8/12/09	1,975,000	1,734,714
8/01/10	8,250,000	6,815,432
8/12/10	1,230,000	1,031,210
International Bank for Reconstruction & Development (Supranationala),
zero cpn., 2/15/11	1,392,000	1,130,138
zero cpn., 2/15/12	2,800,000	2,156,885
zero cpn., 2/15/13	3,287,000	2,406,265
zero cpn., 8/15/13	4,100,000	2,925,936
2, zero cpn., 2/15/11	500,000	405,940
REFCO, Strip, 10/15/10	10,000,000	8,391,650
Tennessee Valley Authority, Strip,
1/01/10	412,000	349,859
4/15/10	12,000,000	10,189,464
10/15/10	1,320,000	1,094,526
1/15/11	10,669,000	8,744,195
10/15/11	7,295,000	5,828,989
U.S. Treasury, Strip, 2/15/11	39,000,000	32,319,924

Total U.S. Government and Agency Securities (Cost $113,541,515)		117,799,938

Short Term Investment (Cost $1,120,269) 0.9%
Repurchase Agreement 0.9%
[b]Joint Repurchase Agreement, 5.137%, 1/02/07 (Maturity Value $1,120,909)	1,120,269	1,120,269
ABN AMRO Bank, N.V., New York Branch (Maturity Value $107,607)
Banc of America Securities LLC (Maturity Value $107,607)
Barclays Capital Inc. (Maturity Value $50,060)
Bear, Stearns & Co. Inc. (Maturity Value $50,060)
BNP Paribas Securities Corp. (Maturity Value $107,607)
Deutsche Bank Securities Inc. (Maturity Value $25,042)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $25,042)
Goldman, Sachs & Co. (Maturity Value $107,607)
Greenwich Capital Markets Inc. (Maturity Value $107,607)
Lehman Brothers Inc. (Maturity Value $109,849)
Merrill Lynch Government Securities Inc. (Maturity Value $107,607)
Morgan Stanley & Co. Inc. (Maturity Value $107,607)
UBS Securities LLC (Maturity Value $107,607)

Collateralized by U.S. Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11;
[c]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07; [c]U.S. Treasury Bills, 1/25/07; and
U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Investments (Cost $114,661,784) 99.8%		118,920,207
Other Assets, less Liabilities 0.2%		245,258

Net Assets 100.0%		$119,165,465

Selected Portfolio Abbreviations

FHLMC - Federal Home Loan Mortgage Corp.

FICO - Financing Corp.

FNMA - Federal National Mortgage Association

REFCO - Resolution Funding Corp.

[a]	A supranational organization is an entity formed by two or more central governments through international treaties.
[b]	See Note 1(b) regarding joint repurchase agreement.
[c]	The security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FZ10-8

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Franklin Zero Coupon Fund - 2010
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$113,541,515
Cost - Repurchase agreements	1,120,269

Total cost of investments	$114,661,784

Value - Unaffiliated issuers	$117,799,938
Value - Repurchase agreements	1,120,269

Total value of investments	118,920,207
Receivables for capital shares sold	523,754

Total assets	119,443,961

Liabilities:
Payables:
Capital shares redeemed	173,431
Affiliates	72,245
Reports to shareholders	31,825
Accrued expenses and other liabilities	995

Total liabilities	278,496

Net assets, at value	$119,165,465

Net assets consist of:
Paid-in capital	$109,436,831
Undistributed net investment income	5,934,196
Net unrealized appreciation (depreciation)	4,258,423
Accumulated net realized gain (loss)	(463,985)

Net assets, at value	$119,165,465

Class 1:
Net assets, at value	$93,183,867

Shares outstanding	5,898,392

Net asset value and maximum offering price per share	$15.80

Class 2:
Net assets, at value	$25,981,598

Shares outstanding	1,652,396

Net asset value and maximum offering price per share	$15.72

The accompanying notes are an integral part of these financial statements.

FZ10-9

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Franklin Zero Coupon Fund - 2010
Investment income:
Interest	$6,822,293

Expenses:
Management fees (Note 3a)	738,422
Distribution fees - Class 2 (Note 3c)	62,568
Unaffiliated transfer agent fees	14
Custodian fees (Note 4)	2,491
Reports to shareholders	59,316
Professional fees	19,687
Trustees’ fees and expenses	620
Other	5,558

Total expenses	888,676
Expense reductions (Note 4)	(275)

Net expenses	888,401

Net investment income	5,933,892

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(403,673)
Net change in unrealized appreciation (depreciation) on investments	(2,390,175)

Net realized and unrealized gain (loss)	(2,793,848)

Net increase (decrease) in net assets resulting from operations	$3,140,044

The accompanying notes are an integral part of these financial statements.

FZ10-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets
	Franklin Zero Coupon Fund - 2010
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$5,933,892	$5,169,785
Net realized gain (loss) from investments	(403,673)	—
Net change in unrealized appreciation (depreciation) on investments	(2,390,175)	(3,661,491)

Net increase (decrease) in net assets resulting from operations	3,140,044	1,508,294

Distributions to shareholders from:
Net investment income:
Class 1	(3,866,133)	(3,666,847)
Class 2	(946,094)	(647,355)
Net realized gains:
Class 1	—	(58,497)
Class 2	—	(10,862)

Total distributions to shareholders	(4,812,227)	(4,383,561)

Capital share transactions: (Note 2)
Class 1	(7,018,065)	24,917,897
Class 2	2,260,490	10,322,883

Total capital share transactions	(4,757,575)	35,240,780

Net increase (decrease) in net assets	(6,429,758)	32,365,513
Net assets:
Beginning of year	125,595,223	93,229,710

End of year	$119,165,465	$125,595,223

Undistributed net investment income included in net assets:
End of year	$5,934,196	$4,812,531

The accompanying notes are an integral part of these financial statements.

FZ10-11

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Zero Coupon Fund – 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Franklin Zero Coupon Fund – 2010 (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 78.12% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	621,605	$9,815,380	1,849,021	$29,861,423
Shares issued in reinvestment of distributions	254,686	3,866,133	231,676	3,725,344
Shares redeemed	(1,317,302)	(20,699,578)	(531,312)	(8,668,870)

Net increase (decrease)	(441,011)	$(7,018,065)	1,549,385	$24,917,897

Class 2 Shares:
Shares sold	378,878	$5,936,370	706,922	$11,405,935
Shares issued in reinvestment of distributions	62,531	946,094	41,036	658,217
Shares redeemed	(295,758)	(4,621,974)	(108,627)	(1,741,269)

Net increase (decrease)	145,651	$2,260,490	639,331	$10,322,883

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the Fund had tax basis capital losses of $331,371 expiring in 2014.

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $72,302.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$4,812,227	$4,314,801
Long term capital gain	—	68,760

	$4,812,227	$4,383,561

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$114,721,400

Unrealized appreciation	$5,615,593
Unrealized depreciation	(1,416,786)

Net unrealized appreciation (depreciation)	$4,198,807

Distributable earnings — undistributed ordinary income	$5,933,497

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $2,431,815 and $11,894,829, respectively.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Zero Coupon Fund – 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Zero Coupon Fund – 2010 (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

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MUTUAL DISCOVERY SECURITIES FUND

We are pleased to bring you Mutual Discovery Securities Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+23.06%	+14.54%	+11.80%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +12.75%.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Mutual Discovery Securities Fund seeks capital appreciation. The Fund invests primarily in U.S. and foreign equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the S&P 500 and the MSCI World Index, which returned +15.78% and +20.65% for the fiscal year under review.1

Economic and Market Overview

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world’s central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity — whether petrodollars, corporate cash, private equity, household savings or central banks’ reserves — continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board’s decisions since June to hold the federal funds target rate at 5.25%, as well as with lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion.2 This

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: “Can M&A’s ‘Best of Times’ Get Better?,” The Wall Street Journal, 1/2/07.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks.

figure surpassed the $3.4 trillion mark set in 2000.2 Announced deals from private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago.3

With this economic backdrop, the non-U.S. equity markets — including emerging markets that remained a major magnet for global fund flows — led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts.

3. Source: “TPG tops buy-out league with $101bn,” The Wall Street Journal, 12/27/06.

One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

Manager’s Discussion

During the year under review, the largest contributor to Fund performance was our equity portfolio. Three investments that performed well were Orkla, a Norwegian conglomerate; Groupe Danone, a French food company; and Carlsberg, a Danish brewer.

Orkla’s stock price appreciated 29% in local currency during the year under review. Several Orkla divisions performed well in 2006, including the specialty materials division, which benefited from higher aluminum and hydroelectricity prices and from the restructured aluminum business. In addition, the company’s investment portfolio appreciated significantly during the year. Aside from these positive factors, Orkla experienced three corporate events during the period that we believe highlighted the company’s value. In May, Renewable Energy Corporation (REC), the leading global supplier of solar-grade silicon and wafers, completed an initial public offering (IPO). Driven by strong demand for solar panels, REC’s share price appreciated 20% since May’s IPO through period-end. Orkla, which owns a 23.5% stake in REC, benefited from the share price appreciation. In July, Orkla divested most of its media assets at what we believed was an attractive price, and many investors considered the asset sale a positive step toward making Orkla a more focused company. Finally, in November, Orkla created a joint venture with Alcoa for its soft alloy business that it believes has the potential to become a global leader in its field and significant potential for cost savings. Although Orkla has improved its operations and become more focused, the company’s shares traded at a significant discount to their intrinsic value at period-end in our assessment.

Top 10 Sectors/Industries

Mutual Discovery Securities Fund

Based on Equity Securities

12/31/06

% of Total Net Assets
Tobacco	12.8%
Food Products	8.5%
Commercial Banks	7.3%
Insurance	5.9%
Media	4.1%
Diversified Financial Services	4.1%
Beverages	4.0%
Metals & Mining	3.9%
Real Estate	3.9%
Energy Equipment & Services	3.1%

Groupe Danone produces yogurt, biscuits and bottled water. The company ranks first in global yogurt sales, which represent 55% of Danone’s overall sales, with an 18% market share that is about four times larger than its closest competitor. We believe that given its scale, Danone not only has a purchasing advantage, but also can leverage its relationships with distributors to cross-sell products and further increase market share. Additionally, consumers seem to like the company’s offerings in the healthy and functional food categories. Danone was also expanding geographically to new markets in China, India, Russia and Mexico, as well as introducing dairy products in the U.S. that recently experienced growth rates above 20%. In November, company management increased its sales growth target from 5%-7% to 6%-8%. For the year under review, Danone’s share price increased 32% in local currency.

Denmark-based Carlsberg, the world’s fifth-largest brewer, appreciated 68% in local currency during the year. This performance was driven by the initial execution of a turnaround program to lower distribution costs and increase pricing power, particularly in western Europe. Early results seemed to exceed investors’ expectations. Another positive factor for Carlsberg was a real estate boom in Copenhagen, where the company owns significant property assets. Investors seemed to recognize the value of the brewer’s extensive real estate portfolio, which represents approximately 20% of its market capitalization. Carlsberg owns a 50% stake in Baltic Beverage Holding (BBH), which is Russia’s leading beer company with a 36% market share and a dominant player in many of the former Soviet republics. BBH experienced strong volume growth and benefited from successful integration of subsidiaries and the resulting economies of scale. Carlsberg’s turnaround program for its western European operations and BBH’s growth prospects should continue to produce results, in our assessment, and we found the stock attractively valued at period-end.

Although many of our investments appreciated during the year, some Fund holdings did not perform well. Positions that detracted from performance included Boston Scientific, a U.S. medical devices company; Takefuji, a Japanese consumer lender; and Mitsubishi UFJ Financial Group, a Japanese financial holding company.

Our investment in Boston Scientific, which we initiated during the Fund’s fiscal year, declined 34% in value for the time we held it during the period. The shares fell after the company won a bidding war for Guidant and its implantable cardioverter defibrillator business

Top 10 Holdings

Mutual Discovery Securities Fund

12/31/06

Company Sector/Industry, Country	% of Total Net Assets
Berkshire Hathaway Inc., A & B	3.3%
Insurance, U.S.
British American Tobacco PLC	3.0%
Tobacco, U.K.
KT&G Corp.	2.8%
Tobacco, South Korea
Anglo American PLC	2.2%
Metals & Mining, South Africa
Orkla ASA	1.9%
Food Products, Norway
Japan Tobacco Inc.	1.8%
Tobacco, Japan
Imperial Tobacco Group PLC	1.8%
Tobacco, U.K.
Carlsberg AS, A & B	1.6%
Beverages, Denmark
Nestle SA	1.6%
Food Products, Switzerland
Altadis SA	1.5%
Tobacco, Spain

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

generated results that fell short of expectations. Takefuji experienced a share price decline during the year as new legislation in Japan was proposed that will lower the maximum interest rate that borrowers can be charged. Consistent with our strategy, we purchased Takefuji shares in the latter part of 2006 as we believed they traded at less than book value. In addition, the company had significant excess capital that should give it many strategic options to respond to the potential maximum rate law and that could make it attractive to an acquiring company. Takefuji’s shares declined 17% in local currency for the time we held them during the period. Mitsubishi UFJ’s lackluster performance in 2006 (-8% in local currency) was attributable to flat loan balances and net interest margins, which were contrary to investors’ expectations given developments in Japan’s interest rate environment.

Finally, investors should note that we maintained our currency hedging position of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

Thank you for your participation in Mutual Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Discovery Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,138.90	$6.90
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.51

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.28%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

SUPPLEMENT DATED JANUARY 3, 2007

TO THE PROSPECTUS DATED MAY 1, 2006 OF

MUTUAL DISCOVERY SECURITIES FUND (THE FUND)

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The prospectus is amended as follows:

The description under “Management” of the team responsible for the management of the Fund, on page MD-8, is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they considered to be undervalued. The portfolio managers of the team are as follows:

Anne E. Gudefin, CFA PORTFOLIO MANAGER OF FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED	Ms. Gudefin assumed the duties of manager of the Fund in 2005 and became a co-manager in January 2007. She joined Franklin Templeton Investments in 2000.

Charles M. Lahr PORTFOLIO MANAGER OF FRANKLIN MUTUAL ADVISERS, LLC (FRANKLIN MUTUAL)	Mr. Lahr assumed the duties of co-manager in January 2007 and has been a portfolio manager of Franklin Mutual since joining Franklin Templeton Investments in 2003. Prior to that time, Mr. Lahr was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.

Mandana Hormozi PORTFOLIO MANAGER OF FRANKLIN MUTUAL

Ms. Hormozi assumed the duties of portfolio manager of the Fund in January 2007. Prior to joining Franklin Templeton Investments in 2003, she was a senior vice president in the equity research department at Lazard Freres, and, before that, she was an economic research analyst at Mitsubishi Bank.

As co-managers of the Fund, Ms. Gudefin and Mr. Lahr have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Ms. Hormozi provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Discovery Securities Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.85	$16.44	$14.04	$11.06	$12.56

Income from investment operations[a]:
Net investment income[b]	0.52	0.25	0.26	0.19	0.19
Net realized and unrealized gains (losses)	3.69	2.40	2.31	3.01	(1.28)

Total from investment operations	4.21	2.65	2.57	3.20	(1.09)

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.17)	(0.22)	(0.19)
Net realized gains	(0.76)	—	—	—	(0.22)

Total distributions	(1.01)	(0.24)	(0.17)	(0.22)	(0.41)

Net asset value, end of year	$22.05	$18.85	$16.44	$14.04	$11.06

Total return[c]	23.32%	16.28%	18.55%	29.19%	(9.06)%
Ratios/supplemental data
Net assets, end of year (000’s)	$146,209	$136,508	$137,703	$134,332	$122,011
Ratios to average net assets:
Expenses[d]	1.03%[e]	1.02% [e]	1.01% [e]	1.04%	1.03%
Net investment income	2.44%	1.37%	1.71%	1.48%	1.55%
Portfolio turnover rate	19.83%	22.94%	29.81%	41.52%	47.46%
Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.00%[e]	1.00%[e]	1.00%[e]	1.01%	1.02%

[a]The

amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based	on average daily shares outstanding.
[c]Total

return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]Includes	dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Discovery Securities Fund

	Year Ended December 31,
Class 2	2006	2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.60	$16.25		$13.90		$10.97	$12.50

Income from investment operations[a]:
Net investment income[b]	0.43	0.19		0.21		0.13	0.16
Net realized and unrealized gains (losses)	3.68	2.38		2.30		3.02	(1.29)

Total from investment operations	4.11	2.57		2.51		3.15	(1.13)

Less distributions from:
Net investment income	(0.22)	(0.22)		(0.16)		(0.22)	(0.18)
Net realized gains	(0.76)	—		—		—	(0.22)

Total distributions	(0.98)	(0.22)		(0.16)		(0.22)	(0.40)

Net asset value, end of year	$21.73	$18.60		$16.25		$13.90	$10.97

Total return[c]	23.06%	15.97%		18.19%		28.99%	(9.40)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,365,575	$811,975		$403,560		$160,371	$37,241
Ratios to average net assets:
Expenses[d]	1.28% [e]	1.28%	[e]	1.26%	[e]	1.29%	1.28%
Net investment income	2.19%	1.12%		1.46%		1.23%	1.30%
Portfolio turnover rate	19.83%	22.94%		29.81%		41.52%	47.46%
Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.25% [e]	1.25%	[e]	1.25%	[e]	1.26%	1.27%

[a]The

amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based	on average daily shares outstanding.
[c]Total

return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]Includes	dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments 90.5%
Common Stocks and Other Equity Interests 88.2%
Airlines 0.2%
[a]ACE Aviation Holdings Inc., A	Canada	106,080	$3,440,260
[a,b]ACE Aviation Holdings Inc., A, 144A	Canada	5,465	177,235

			3,617,495

Automobiles 0.6%
Hero Honda Motors Ltd.	India	90,500	1,563,928
[a,c,d,f]International Automotive Components Group Brazil LLC	Brazil	355,744	1,465,665
[a,c,d,f]International Automotive Components Group Japan LLC	Japan	64,023	537,850
[a,c,d,f]International Automotive Components Group LLC	Luxembourg	1,512,200	1,512,200
Renault SA	France	30,910	3,713,050

			8,792,693

Beverages 4.0%
Brown-Forman Corp., A	United States	7,400	498,982
Brown-Forman Corp., B	United States	21,560	1,428,134
Carlsberg AS, A	Denmark	7,100	653,544
Carlsberg AS, B	Denmark	236,075	23,443,687
Fomento Economico Mexicano SA de CV, ADR	Mexico	60,300	6,980,328
Lotte Chilsung Beverage Co. Ltd.	South Korea	7,047	10,608,387
Pernod Ricard SA	France	75,469	17,334,376

			60,947,438

Building Products 0.5%
[a]Armstrong World Industries Inc.	United States	24,552	1,040,759
[e]Armstrong World Industries Inc., Contingent Distribution	United States	2,084,150	26,052
KCC Corp.	South Korea	14,477	4,506,550
[a,d,e]Owens Corning, Contingent Distribution	United States	3,069,381	—
[a,c]Owens Corning Inc.	United States	68,601	1,948,612
[a,c]Owens Corning Inc., options to sell (shares), exercise price $25.00, expiration date, 4/06/07	United States	61,197	—
[a,c]Owens Corning Inc., options to purchase (shares), exercise price $37.50, expiration date, 1/02/08	United States	61,197	—

			7,521,973

Capital Markets 0.6%
Legg Mason Inc.	United States	97,620	9,278,781

Chemicals 3.0%
[a]Arkema	France	627	32,221
[a]Arkema, ADR	France	483	24,821
[a,e,r]Dow Corning Corp., Contingent Distribution	United States	300,000	116,250
K+S AG	Germany	102,302	11,107,348
Linde AG	Germany	190,227	19,717,090
[a]Sika AG	Switzerland	9,112	14,132,929

			45,130,659

Commercial Banks 7.3%
BNP Paribas SA	France	46,200	5,040,518
Chinatrust Financial Holding Co. Ltd.	Taiwan	8,188,320	6,847,682
Danske Bank AS	Denmark	101,550	4,511,975
[a,c,d]Elephant Capital Holdings Ltd.	Japan	755	1,023,260
First Community Bancorp	United States	58,619	3,064,015
Intesa Sanpaulo SpA	Italy	1,657,231	12,797,622
Mitsubishi UFJ Financial Group Inc.	Japan	1,186	14,646,281

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Commercial Banks (continued)
Natixis	France	98,600	$2,769,739
[a,c,d]NCB Warrant Holdings Ltd., A	Japan	3,830	451,059
Societe Generale, A	France	90,440	15,352,952
Sumitomo Mitsui Financial Group Inc.	Japan	1,693	17,351,703
Svenska Handelsbanken AB, A	Sweden	339,450	10,256,036
Swedbank AB, A	Sweden	342,700	12,430,078
Wachovia Corp.	United States	54,880	3,125,416

			109,668,336

Commercial Services & Supplies 0.5%
[a]Comdisco Holding Co. Inc.	United States	22	259
[a,e]Comdisco Holding Co. Inc., Contingent Distribution	United States	2,066,357	—
Fursys Inc.	South Korea	53,140	1,617,056
Techem AG	Germany	72,500	5,306,766

			6,924,081

Computers & Peripherals 0.4%
[a,c,d]DecisionOne Corp.	United States	21,716	15,484
[a]Dell Inc.	United States	127,990	3,211,269
International Business Machines Corp.	United States	28,820	2,799,863

			6,026,616

Construction Materials 0.7%
Ciments Francais SA	France	22,650	4,350,324
Hanil Cement Co. Ltd.	South Korea	37,479	3,324,750
Rinker Group Ltd.	Australia	238,217	3,394,275

			11,069,349

Consumer Finance 1.0%
Aiful Corp.	Japan	188,903	5,316,294
[a,c,d]Cerberus FIM Investors Auto Finance LLC	United States	445,861	451,693
[a,c,d]Cerberus FIM Investors Commercial Finance LLC	United States	56,972	57,717
[a,c,d]Cerberus FIM Investors Commercial Mortgage LLC	United States	97,483	98,758
[a,c,d]Cerberus FIM Investors Insurance LLC	United States	464,414	470,488
[a,c,d]Cerberus FIM Investors Rescap LLC	United States	985,020	997,904
Takefuji Corp.	Japan	185,871	7,354,580

			14,747,434

Containers & Packaging 0.4%
Temple-Inland Inc.	United States	128,400	5,910,252

Distributors 0.1%
Compania de Distribucion Integral Logista SA	Spain	30,900	1,994,609

Diversified Consumer Services 0.3%
H&R Block Inc.	United States	210,970	4,860,749

Diversified Financial Services 4.1%
Citigroup Inc.	United States	72,100	4,015,970
Deutsche Boerse AG	Germany	24,267	4,466,132
Euronext NV	Netherlands	78,590	9,284,974
Fortis	Belgium	419,361	17,886,088
Guinness Peat Group PLC	New Zealand	2,051,804	3,526,760
Jardine Matheson Holdings Ltd.	Hong Kong	429,664	9,194,809

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Diversified Financial Services (continued)
Jardine Strategic Holdings Ltd.	Hong Kong	980,400	$13,039,320
Leucadia National Corp.	United States	20,970	591,354
[a,e]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	—
[b]Spinrite Income Fund, 144A	Canada	25,700	24,922

			62,030,329

Diversified Telecommunication Services 3.0%
[a,c,d,f]AboveNet Inc.	United States	16,706	511,872
[a,e,f]AboveNet Inc., Contingent Distribution	United States	2,312,000	—
[a,c,f]AboveNet Inc., options to purchase (shares), exercise price $20.95, expiration date, 9/09/13	United States	23	622
[a,c,d,f]AboveNet Inc., wts., 9/08/08	United States	550	17,600
[a,c,d,f]AboveNet Inc., wts., 9/08/10	United States	647	18,634
Belgacom	Belgium	122,320	5,388,204
BellSouth Corp.	United States	190,334	8,966,635
Chunghwa Telecom Co. Ltd., ADR	Taiwan	278,331	5,491,471
Embarq Corp.	United States	764	40,156
[a,d,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
Koninklijke (Royal) KPN NV	Netherlands	561,200	7,978,545
NTL Inc.	United Kingdom	391,388	9,889,991
Sprint Nextel Corp.	United States	15,295	288,922
Verizon Communications Inc.	United States	168,135	6,261,347

			44,853,999

Electric Utilities 1.2%
Constellation Energy Group	United States	125,720	8,658,336
E.ON AG	Germany	71,250	9,714,792

			18,373,128

Electrical Equipment 0.2%
American Power Conversion Corp.	United States	107,700	3,294,543

Electronic Equipment & Instruments 0.0%[g]
Symbol Technologies Inc.	United States	13,500	201,690

Energy Equipment & Services 3.1%
[a]Aker Drilling ASA	Norway	1,583,061	9,748,788
[a]Basic Energy Services Inc.	United States	713	17,576
[a]Bergesen Worldwide Offshore Ltd.	Norway	2,387,599	10,031,929
[a,b,h]Compagnie Generale de Geophysique SA, 144A	France	9,083	1,968,760
[a,c,d]MPF Corp. Ltd.	Norway	1,460,000	6,790,044
[a]Petroleum Geo-Services ASA	Norway	204,624	4,807,463
[a]Seadrill Ltd.	Bermuda	764,560	12,904,923

			46,269,483

Food & Staples Retailing 2.0%
Bourbon SA	France	80,096	4,401,570
Carrefour SA	France	310,741	18,844,295
RHM PLC	United Kingdom	939,078	6,969,974

			30,215,839

Food Products 8.8%
Cadbury Schweppes PLC	United Kingdom	902,713	9,661,179
Cermaq ASA	Norway	418,541	6,108,030

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Food Products (continued)
CSM NV	Netherlands	441,585	$17,003,609
Farmer Brothers Co.	United States	61,700	1,317,295
Groupe Danone	France	89,482	13,560,257
[a]Lotte Confectionary Co. Ltd.	South Korea	5,166	6,721,355
Nestle SA	Switzerland	66,060	23,473,784
[a]Nong Shim Co. Ltd.	South Korea	17,207	5,273,113
[f]Orkla ASA	Norway	519,270	29,396,098
[a]Pan Fish ASA	Norway	17,795,051	16,266,565
Rieber & Son ASA	Norway	400,605	3,597,710

			132,378,995

Health Care Equipment & Supplies 0.6%
[q]Bausch & Lomb Inc.	United States	113,320	5,899,439
[a]Boston Scientific Corp.	United States	182,873	3,141,758

			9,041,197

Health Care Providers & Services 1.5%
Aetna Inc.	United States	38,480	1,661,566
Caremark Rx Inc.	United States	111,600	6,373,476
[a,c,d,f]Kindred Healthcare Inc.	United States	69,402	1,664,780
[a,c,d,f]Kindred Healthcare Inc., options to purchase (shares):
Exercise price $23.75, expiration date, 7/17/11	United States	184	44
Exercise price $26.00, expiration date, 1/01/12	United States	56	—
Exercise price $9.07, expiration date, 1/01/13	United States	42	626
Exercise price $25.99, expiration date, 1/01/14	United States	28	—
Exercise price $27.90, expiration date, 1/10/15	United States	11	—
MDS Inc.	Canada	147,705	2,696,147
Rhoen-Klinikum AG	Germany	228,215	10,902,426

			23,299,065

Hotels, Restaurants & Leisure 0.2%
Ladbrokes PLC	United Kingdom	178,063	1,460,222
[a]Trump Entertainment Resorts Inc.	United States	67,079	1,223,521

			2,683,743

Household Durables 0.1%
Hunter Douglas NV	Netherlands	17,854	1,435,302

Industrial Conglomerates 2.1%
Keppel Corp. Ltd.	Singapore	823,747	9,454,463
Siemens AG	Germany	100,175	9,997,042
Tyco International Ltd.	United States	419,060	12,739,424

			32,190,929

Insurance 5.9%
[a]Alleghany Corp.	United States	3,834	1,394,043
[a]Berkshire Hathaway Inc., A	United States	45	4,949,550
[a]Berkshire Hathaway Inc., B	United States	12,450	45,641,700
[a]Conseco Inc.	United States	250,022	4,995,440
E-L Financial Corp. Ltd.	Canada	8,478	4,582,740
Hartford Financial Services Group Inc.	United States	40,800	3,807,048
[a,c,d]Imagine Group Holdings Ltd.	Bermuda	451,787	4,956,103

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
Montpelier Re Holdings Ltd.	Bermuda	33,757	$628,218
Old Republic International Corp.	United States	141,125	3,285,390
[a,c,d]Olympus Re Holdings Ltd.	Bermuda	2,140	2,140
Prudential Financial Inc.	United States	24,900	2,137,914
The St. Paul Travelers Cos. Inc.	United States	51,470	2,763,424
White Mountains Insurance Group Ltd.	United States	9,496	5,502,267
Zurich Financial Services AG	Switzerland	14,167	3,813,365

			88,459,342

Machinery 1.4%
Scania AB	Sweden	88,370	6,204,164
Schindler Holding AG	Switzerland	208,080	13,088,779
Schindler Holding AG, Reg D	Switzerland	42,060	2,623,249

			21,916,192

Media 4.1%
CJ CGV Co. Ltd.	South Korea	92,310	2,124,122
Clear Channel Communications Inc.	United States	150,670	5,354,812
[a]Comcast Corp., A	United States	68,800	2,881,344
Daekyo Co. Ltd.	South Korea	37,430	3,743,000
[h]JC Decaux SA	France	331,116	9,476,104
[a]Liberty Media Holding Corp.-Capital, A	United States	26,257	2,572,661
Mediaset SpA	Italy	160,591	1,905,773
News Corp., A	United States	479,100	10,291,068
Sun-Times Media Group Inc., A	United States	95,634	469,563
Time Warner Inc.	United States	825,810	17,986,142
[a,d]TVMAX Holdings Inc.	United States	8,935	8,935
[a]Viacom Inc., B	United States	98,450	4,039,403
Washington Post Co., B	United States	2,081	1,551,594

			62,404,521

Metals & Mining 3.8%
Anglo American PLC	South Africa	691,549	33,735,485
[c,d,f]Esmark Inc.	United States	646	531,910
[a]Gammon Lake Resources Inc.	Canada	348,835	5,684,940
Mittal Steel Co. NV	Netherlands	218,231	9,209,784
Phelps Dodge Corp.	United States	36,450	4,363,794
United States Steel Corp.	United States	44,310	3,240,834

			56,766,747

Multi-Utilities & Unregulated Power 2.2%
NorthWestern Corp.	United States	18,254	645,826
[a,e]NorthWestern Corp., Contingent Distribution	United States	552,880	57,752
[a]NorthWestern Corp., wts., 11/01/07	United States	1,034	11,777
RWE AG	Germany	138,824	15,294,430
Suez SA	France	341,447	17,682,024

			33,691,809

Multiline Retail 0.1%
Jelmoli Holding AG	Switzerland	919	2,062,669

Oil, Gas & Consumable Fuels 1.1%
[a,c,d]Anchor Resources LLC	United States	3,410	—
BP PLC	United Kingdom	158,600	1,762,623

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels (continued)
BP PLC, ADR	United Kingdom	9,000	$603,900
Eni SpA	Italy	67,710	2,277,417
Royal Dutch Shell PLC, A	United Kingdom	197,580	6,968,989
Total SA, B	France	49,296	3,556,249
Total SA, B, ADR	France	19,340	1,390,933

			16,560,111

Paper & Forest Products 1.5%
Weyerhaeuser Co.	United States	324,100	22,897,665

Personal Products 0.5%
[a]Amorepacific Corp.	South Korea	11,613	7,242,516

Pharmaceuticals 1.6%
Merck & Co. Inc.	United States	65,900	2,873,240
Pfizer Inc.	United States	466,520	12,082,868
Sanofi-Aventis	Austria	102,633	9,476,874

			24,432,982

Real Estate 3.9%
[d]Canary Wharf Group PLC	United Kingdom	185,900	1,266,919
Great Eagle Holdings Ltd.	Hong Kong	1,560,206	4,492,601
iStar Financial Inc.	United States	77,888	3,724,604
Link REIT	Hong Kong	6,971,067	14,337,951
Potlatch Corp.	United States	395,544	17,332,738
Reckson Associates Realty Corp.	United States	40,100	1,828,560
Swire Pacific Ltd., A	Hong Kong	837,000	8,989,588
Swire Pacific Ltd., B	Hong Kong	2,440,700	4,982,333
[a,c,d]Torre Mayor Investments LP	Mexico	10	900,000
Ventas Inc.	United States	33,500	1,417,720

			59,273,014

Road & Rail 0.5%
[c,d]Florida East Coast Industries Inc.	United States	124,400	7,043,528

Semiconductors & Semiconductor Equipment 0.1%
[a]Agere Systems Inc.	United States	55,500	1,063,935

Software 0.5%
Microsoft Corp.	United States	233,800	6,981,268

Textiles, Apparel & Luxury Goods 0.0%[g]
Christian Dior SA	France	5,203	554,609

Thrifts & Mortgage Finance 1.5%
Countrywide Financial Corp.	United States	10,700	454,215
Hudson City Bancorp Inc.	United States	266,460	3,698,465
Hypo Real Estate Holding AG	Germany	145,889	9,180,325
Sovereign Bancorp Inc.	United States	107,205	2,721,935
Washington Mutual Inc.	United States	146,810	6,678,387

			22,733,327

Tobacco 12.8%
Altadis SA	Spain	439,723	23,015,093
Altria Group Inc.	United States	122,821	10,540,498

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts		Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Tobacco (continued)
British American Tobacco PLC	United Kingdom	1,610,201		$45,061,183
Imperial Tobacco Group PLC	United Kingdom	672,817		26,483,982
ITC Ltd.	India	1,739,520		6,937,970
Japan Tobacco Inc.	Japan	5,706		27,562,902
KT&G Corp.	South Korea	690,215		41,932,417
Reynolds American Inc.	United States	175,800		11,509,626

				193,043,671

Trading Companies & Distributors 0.2%
[a]Kloeckner & Co. AG	Germany	73,311		3,191,612

Total Common Stocks and Other Equity Interests (Cost $956,264,838)				1,333,078,225

Preferred Stocks 0.2%
Diversified Telecommunication Services 0.0%[g]
[c]PTV Inc., 10.00%, pfd., A	United Kingdom	4,289		16,084

Metals & Mining 0.2%
[c,d,f]Esmark Inc., 8.00%, cvt. pfd., A	United States	2,352		2,274,383

Total Preferred Stocks (Cost $2,364,867)				2,290,467

		Principal Amount[k]
Corporate Bonds & Notes 0.7%
[b]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/1/35	Canada	234,000	CAD	201,558
[c,d]Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13	United States	1,330,339		1,330,339
[c,d]Cerberus FIM Investors Commercial Finance LLC, 12.00%, 11/22/13	United States	170,916		170,916
[c,d]Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13	United States	292,448		292,448
[c,d]Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13	United States	1,393,244		1,393,244
[c,d]Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13	United States	2,955,059		2,955,059
[c,d]DecisionOne Corp., 12.00%, 4/15/10	United States	25,277		25,277
[d,i]Motor Coach Industries International Inc., FRN, 18.37%, 12/01/08	United States	2,103,218		2,155,798
Trump Entertainment Resorts Inc., 8.50%, 5/20/15	United States	1,460,337		1,460,337
[d]TVMAX Holdings Inc., PIK,
11.50%, 1/30/07	United States	12,251		12,251
14.00%, 1/30/07	United States	44,974		44,974

Total Corporate Bonds & Notes (Cost $9,981,263)				10,042,201

Corporate Bonds & Notes in Reorganization 0.8%
[j]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	2,490,000		2,278,350
8.125%, 7/15/03	United States	219,000		202,028
7.50%, 1/15/04	United States	80,000		73,800
10.50%, 7/15/04	United States	124,000		115,940
9.875%, 3/01/05	United States	85,000		78,413
10.25%, 11/01/06	United States	329,000		300,212
9.875%, 3/01/07	United States	51,000		47,048
8.375%, 2/01/08	United States	235,000		216,788
7.75%, 1/15/09	United States	580,000		535,050

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Discovery Securities Fund	Country	Principal Amount[k]		Value
Long Term Investments (continued)
Corporate Bonds & Notes in Reorganization (continued)
[j]Adelphia Communications Corp., (continued)
7.875%, 5/01/09	United States	141,000		$127,958
9.375%, 11/15/09	United States	410,000		390,525
senior note, 10.875%, 10/01/10	United States	289,000		266,603
senior note, 10.25%, 6/15/11	United States	467,000		445,985
Series B, 9.50%, 2/15/04	United States	13,844		12,667
[j]Century Communications Corp.,
8.875%, 1/15/07	United States	22,000		26,510
8.75%, 10/01/07	United States	224,000		262,640
8.375%, 12/15/07	United States	20,000		24,100
senior note, 9.50%, 3/01/05	United States	42,000		51,030
Series B, zero cpn., senior disc. note, 1/15/08	United States	308,000		214,830
zero cpn., 3/15/03	United States	458,000		488,915
[i,j]Collins & Aikman Products Co.,
Revolver, FRN, 11.50%, 8/31/09	United States	65,138		37,129
Tranche B1 Term Loan, FRN, 11.50%, 8/31/11	United States	154,200		87,894
[j]Dana Corp.,
6.50%, 3/01/09	United States	50,000		37,750
5.85%, 1/15/15	United States	1,607,000		1,157,040
7.00%, 3/01/29	United States	388,000		287,120
[i,j]Eurotunnel PLC,
S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26	United Kingdom	14,000	GBP	9,870
[b]Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12	United Kingdom	34,050	GBP	67,515
Tier 2, FRN, 5.959%, 12/31/18	United Kingdom	199,114	GBP	390,421
Tier 3, FRN, 5.895%, 12/31/25	United Kingdom	1,346,624	GBP	2,307,516
[j]Eurotunnel SA,
[i]S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26	France	2,000	EUR	950
[i]S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26	France	9,000	EUR	4,277
Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12	France	75,000	EUR	100,241
[i]Tier 2 (LIBOR), FRN, 4.305%, 12/31/18	France	39,763	EUR	52,554
[i]Tier 2 (PIBOR), FRN, 4.291%, 12/31/18	France	17,565	EUR	23,216
[i]Tier 3 (LIBOR), FRN, 4.300%, 12/31/25	France	1,476,585	EUR	1,705,520
[i]Tier 3 (PIBOR), FRN, 4.304%, 12/31/25	France	331,700	EUR	383,128
[j]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	3,000		3

Total Corporate Bonds & Notes in Reorganization (Cost $10,176,225)				12,811,536

Government Agencies (Cost $10,000,000) 0.6%
Federal Home Loan Bank, 5.22%-5.48%, 11/14/07-2/28/08	United States	10,000,000		9,995,290

Total Long Term Investments (Cost $988,787,193)				1,368,217,719

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Discovery Securities Fund	Country	Principal Amount[k]	Value
Short Term Investments 9.3%
U.S. Government and Agency Securities 8.6%
[l]Federal Home Loan Bank, 1/02/07 - 6/18/07	United States	120,086,000	$119,652,754
[l]U.S. Treasury Bill, 5/03/07	United States	10,000,000	9,837,430

Total U.S. Government and Agency Securities (Cost $129,435,536)			129,490,184

[m]Investments from Cash Collateral Received for Loaned Securities 0.7%
[n]Repurchase Agreements 0.7%
Bank of America LLC, 5.33%, 1/02/07 (Maturity Value $2,501,481) Collateralized by U.S. Government Agency Securities, 5.00%, 5/1/35 - 7/1/35	United States	2,500,000	2,500,000
Barclays Capital Inc., 5.33%, 1/02/07 (Maturity Value $2,340,385) Collateralized by U.S. Government Agency Securities, 3.308% - 7.063%, 5/01/17 - 6/01/39	United States	2,339,000	2,339,000
Deutsche Bank Securities Inc., 5.34%, 1/02/07 (Maturity Value $2,001,187) Collateralized by U.S. Government Agency Securities, 4.50% - 7.00%, 11/01/13 - 12/01/36	United States	2,000,000	2,000,000
Citigroup Global Markets Inc., 5.34%, 1/02/07 (Maturity Value $2,001,187) Collateralized by U.S. Government Agency Securities, 3.758% - 7.00%, 12/01/13 - 12/01/36	United States	2,000,000	2,000,000
Morgan Stanley & Co. Inc., 5.35%, 1/02/07 (Maturity Value $2,001,189) Collateralized by U.S. Government Agency Securities, 4.875% - 6.125%, 8/27/07 - 8/17/26	United States	2,000,000	2,000,000

Total Investments from Cash Collateral Received for Loaned Securities (Cost $10,839,000)			10,839,000

Total Short Term Investments (Cost $140,274,536)			140,329,184

Total Investments (Cost $1,129,061,729) 99.8%			1,508,546,903
Options Written 0.0%[g]			(4,665)
Securities Sold Short (1.5)%			(22,351,364)
Net Unrealized Loss on Forward Exchange Contracts (0.3)%			(4,915,232)
Other Assets, less Liabilities 2.0%			30,508,617

Net Assets 100.0%			$1,511,784,259

		Contracts
[o]Options Written 0.0%[g]
Health Care Equipment & Supplies 0.0%[g]
Bausch & Lomb Inc., Jan. 55.00 Calls, 1/20/07	United States	67	$1,675
Bausch & Lomb Inc., Feb. 55.00 Calls, 2/17/07	United States	23	2,990

Total Options Written (Cost $10,274)			4,665

		Shares
[p]Securities Sold Short 1.5%
Diversified Telecommunication Services 0.6%
AT&T Inc.	United States	252,120	9,013,290

Electric Utilities 0.4%
FPL Group Inc.	United States	71,979	3,917,097
Iberdrola SA, Br.	Spain	31,977	1,398,036

			5,315,133

Food Products 0.3%
CVS Corp	United States	96,600	2,985,906
Kraft Foods Inc., A	United States	42,987	1,534,636

			4,520,542

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Discovery Securities Fund	Country	Shares	Value
Securities Sold Short (continued)
Metals & Mining 0.1%
Freeport-McMoRan Copper & Gold Inc., B	United States	24,441	$1,362,097

Real Estate 0.0%[g]
SL Green Realty Corp.	United States	4,165	553,029

Semiconductors & Semiconductor Equipment 0.1%
LSI Logic Corp.	United States	115,480	1,039,320

Textiles, Apparel & Luxury Goods 0.0%[g]
LVMH Moet Hennessy Louis Vuitton	France	5,192	547,953

Total Securities Sold Short (Cost $20,933,783)			$22,351,364

Currency Abbreviations

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FRN - Floating Rate Note

LIBOR - London InterBank Offered Rate

PIBOR - Paris InterBank Offered Rate

PIK - Payment-In-Kind

REIT - Real Estate Investment Trust

[a]Non-income	producing during the twelve months ended December 31, 2006.
[b]Security

was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the value of these securities was $2,439,990, representing 0.16% of net assets.

[c]See	Note 10 regarding restricted securities.
[d]Security	has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006, the aggregate value of these securities was $41,449,902, representing 2.74% of net assets.
[e]Contingent	distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
[f]See	Note 11 regarding other considerations—security board member.
[g]Rounds	to less than 0.1% of net assets.
[h]A	portion or all of the security is on loan as of December 31, 2006. See Note 1(h).
[i]The	coupon rate shown represents the rate at period end.
[j] Defaulted	security.
[k]The	principal amount is stated in U.S. dollars unless otherwise indicated.
[l]	A portion or all of the security is traded on a discount basis with no stated coupon rate.
[m]See	Note 1(h) regarding securities on loan.
[n]	See Note 1(c) regarding repurchase agreements.
[o]	See Note 1(f) regarding written options.
[p] See	Note 1(g) regarding securities sold short.
[q]	A portion or all of the security is held in connection with written option contracts open at year end.
[r]	See Note 11 regarding other consideration—credit committee participation.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Mutual Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,118,222,729
Cost - Repurchase agreements	10,839,000

Total cost of investments	$1,129,061,729

Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $15,972,667 and securities loaned in the amount of $10,346,933)	$1,497,707,903
Value - Repurchase agreements	10,839,000

Total value of investments	1,508,546,903
Cash	112,245
Cash on deposits with brokers for securities sold short	29,234,655
Foreign currency, at value (cost $4,105,420)	4,138,815
Receivables:
Investment securities sold	4,011,218
Capital shares sold	8,398,706
Dividends and interest	1,133,904
Other	87,471
Unrealized gain on forward exchange contracts (Note 8)	4,528,541
Due from broker - synthetic equity swaps (Note 7)	473,362

Total assets	1,560,665,820

Liabilities:
Payables:
Investment securities purchased	3,305,239
Capital shares redeemed	870,506
Affiliates	1,696,503
Options written, at value (premiums received $10,274)	4,665
Securities sold short, at value (proceeds $20,933,783 )	22,351,364
Payable upon return of securities loaned	10,839,000
Unrealized loss on forward exchange contracts (Note 8)	9,443,773
Accrued expenses and other liabilities	370,511

Total liabilities	48,881,561

Net assets, at value	$1,511,784,259

Net assets consist of:
Paid-in capital	$1,094,750,935
Undistributed net investment income	23,989,880
Net unrealized appreciation (depreciation)	373,165,097
Accumulated net realized gain (loss)	19,878,347

Net assets, at value	$1,511,784,259

Class 1:
Net assets, at value	$146,208,760

Shares outstanding	6,630,734

Net asset value and maximum offering price per share	$22.05

Class 2:
Net assets, at value	$1,365,575,499

Shares outstanding	62,855,264

Net asset value and maximum offering price per share	$21.73

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Mutual Discovery Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,527,285)	$35,055,864
Interest	6,190,740
Income from securities loaned - net	325,662
Other income (Note 12)	16,780

Total investment income	41,589,046

Expenses:
Management fees (Note 3a)	9,581,274
Administrative fees (Note 3b)	1,458,353
Distribution fees - Class 2 (Note 3c)	2,648,169
Custodian fees	341,151
Reports to shareholders	351,992
Professional fees	240,658
Trustees’ fees and expenses	4,782
Dividends on securities sold short	300,896
Other	41,921

Total expenses	14,969,196
Expense reductions (Note 4)	(11,906)

Net expenses	14,957,290

Net investment income	26,631,756

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	51,132,619
Written options	91,653
Foreign currency transactions	(23,149,334)
Securities sold short	(1,826,099)
Synthetic equity swaps	167,638

Net realized gain (loss)	26,416,477

Net change in unrealized appreciation (depreciation) on:
Investments	207,774,246
Translation of assets and liabilities denominated in foreign currencies	(12,049,439)
Change in deferred taxes on unrealized appreciation (depreciation)	129,952

Net change in unrealized appreciation (depreciation)	195,854,759

Net realized and unrealized gain (loss)	222,271,236

Net increase (decrease) in net assets resulting from operations	$248,902,992

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Changes in Net Assets

	Mutual Discovery Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$26,631,756	$8,550,840
Net realized gain (loss) from investments, written options, securities sold short, synthetic equity swaps, and foreign currency transactions	26,416,477	42,407,943
Net change in unrealized appreciation (depreciation) on investments and translation of assets, liabilities denominated in foreign currencies, and deferred taxes	195,854,759	64,702,838

Net increase (decrease) in net assets resulting from operations	248,902,992	115,661,621

Distributions to shareholders from:
Net investment income:
Class 1	(1,654,863)	(1,894,145)
Class 2	(10,700,682)	(7,611,109)
Net realized gains:
Class 1	(5,135,991)	—
Class 2	(37,836,145)	—

Total distributions to shareholders	(55,327,681)	(9,505,254)

Capital share transactions: (Note 2)
Class 1	(12,800,335)	(19,642,956)
Class 2	382,526,706	320,706,614

Total capital share transactions	369,726,371	301,063,658

Net increase (decrease) in net assets	563,301,682	407,220,025
Net assets
Beginning of year	948,482,577	541,262,552

End of year	$1,511,784,259	$948,482,577

Undistributed net investment income included in net assets:
End of year	$23,989,880	$8,645,015

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Mutual Discovery Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 53.24% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end had been entered into on December 29, 2006. Repurchase agreements are valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“margin account”). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Synthetic Equity Swaps (continued)

equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Securities Lending

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2006
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	560,215	$11,842,450	124,329	$2,140,935
Shares issued in reinvestment of distributions	364,316	6,790,854	110,704	1,894,145
Shares redeemed	(1,535,410)	(31,433,639)	(1,368,623)	(23,678,036)

Net increase (decrease)	(610,879)	$(12,800,335)	(1,133,590)	$(19,642,956)

Class 2 Shares:
Shares sold	20,972,557	$419,453,988	19,786,579	$337,468,561
Shares issued in reinvestment of distributions	2,639,305	48,536,827	450,095	7,611,109
Shares redeemed	(4,402,792)	(85,464,109)	(1,422,146)	(24,373,056)

Net increase (decrease)	19,209,070	$382,526,706	18,814,528	$320,706,614

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	over $4 billion, up to and including $7 billion
0.750%	over $7 billion, up to and including $10 billion
0.730%	in excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $4,429,390.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$22,191,727	$9,505,254
Long term capital gain	33,135,954	—

	$55,327,681	$9,505,254

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

5. INCOME TAXES (continued)

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of Investments	$1,130,961,030

Unrealized appreciation	$390,322,902
Unrealized depreciation	(12,737,029)

Net unrealized appreciation (depreciation)	$377,585,873

Undistributed ordinary income	$25,830,772
Undistributed long term capital gains	20,413,340

Distributable earnings	$46,224,112

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short term securities and securities sold short) for the year ended December 31, 2006, aggregated $522,752,288 and $220,289,327, respectively.

Transactions in options written during the year ended December 31, 2006, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2005	100	$8,400
Options written	1,283	193,206
Options expired	(628)	(67,725)
Options exercised	(528)	(94,420)
Options closed	(137)	(29,187)

Options outstanding at December 31, 2006	90	$10,274

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2006, the Fund had the following synthetic equity swap outstanding:

Contracts to Buy	Number of Contracts	Notational Value	Unrealized Loss
Scottish Power PLC (7.48 - 7.58 GBP)	194,270	$2,845,756	$(24,275)

Net unrealized loss			$(24,275)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Sell		Contract Amount	Settlement Date	Unrealized Gain		Unrealized Loss
4,100,000	British Pound	7,778,807	1/08/07	$		$(250,994)
6,264,361	British Pound	11,662,649	1/16/07			(606,722)
36,758,034	Euro	46,401,261	1/18/07			(2,170,960)
131,462,799	Danish Krone	22,382,662	1/23/07			(924,934)
22,755,615	Euro	29,893,483	1/24/07			(185,141)
7,139,836	Singapore Dollar	4,560,672	1/24/07			(101,631)
14,250,000	British Pound	28,048,265	2/08/07		135,198
3,672,839	British Pound	6,977,031	2/08/07			(217,359)
72,370,004	Swedish Krona	10,624,547	2/15/07		29,081
5,555,000	British Pound	10,896,112	2/20/07		24,456
20,539,759	Euro	26,205,575	2/20/07			(975,930)
29,826,995	Euro	38,424,328	2/26/07			(1,057,494)
3,482,445	New Zealand Dollar	2,378,510	3/07/07			(64,356)
200,000,000	Norwegian Krone	32,920,728	3/07/07		752,509
41,645,470	Swiss Franc	35,216,804	3/07/07		831,352
2,187,938	Swiss Franc	1,800,520	3/07/07			(5,997)
32,724,097	Euro	41,909,751	3/13/07			(1,433,111)
3,012,596	Australian Dollar	2,361,875	3/14/07			(11,372)
90,000,000	Swedish Krona	13,235,770	3/15/07		38,863
40,264,006	Japanese Yen	341,548	3/19/07			(143)
5,412,984,937	Japanese Yen	47,194,924	3/19/07		1,240,517
1,260,875,000	Korean Won	1,375,000	3/22/07		16,813
38,233,249,375	Korean Won	40,487,500	3/22/07			(696,515)
14,444,054	Canadian Dollar	13,000,224	3/26/07		572,762
19,422,956	Euro	25,814,412	4/13/07		57,866
12,557,471	Euro	15,920,181	4/18/07			(735,240)
15,577,304	Euro	20,874,901	5/24/07		186,329
4,653,547	Euro	6,233,009	6/06/07		49,518
5,196,575	Euro	6,898,504	6/06/07			(5,874)
149,565,250	Taiwan Dollar	4,700,000	6/06/07		109,990
130,499,409	Norwegian Krone	21,536,125	6/07/07		483,287

Unrealized gain (loss) on forward exchange contracts					$4,528,541	(9,443,773)

Net unrealized gain (loss) on forward exchange contracts						$(4,915,232)

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2006, the aggregate value of these securities was $12,811,536, representing 0.85% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
16,706	AboveNet Inc.	10/02/01-11/25/03	$718,629	$511,872
23	AboveNet Inc. Sep. 20.95 Calls, 9/09/13	4/17/06-9/08/06	—	622
550	AboveNet Inc., wts., 9/08/08	10/02/01-10/02/03	68,164	17,600
647	AboveNet Inc., wts., 9/08/10	10/02/01-3/15/02	73,247	18,634
3,410	Anchor Resources LLC	6/29/04	—	—
445,861	Cerberus FIM Investors Auto Finance, LLC	11/20/06	445,861	451,693
1,330,339	Cerberus FIM Investors Auto Finance, LLC, 12.00%, 11/22/13	11/21/06	1,330,359	1,330,339
56,972	Cerberus FIM Investors Commercial Finance, LLC	11/20/06	56,972	57,717
170,916	Cerberus FIM Investors Commercial Finance, LLC, 12.00%, 11/22/13	11/20/06	170,916	170,916
97,483	Cerberus FIM Investors Commercial Mortgage, LLC	11/20/06	97,483	98,758
292,448	Cerberus FIM Investors Commercial Mortgage, LLC, 12.00%, 11/22/13	11/20/06	292,448	292,448
464,414	Cerberus FIM Investors Insurance, LLC	11/20/06	464,415	470,488
1,393,244	Cerberus FIM Investors Insurance, LLC, 12.00%, 11/22/13	11/20/06	1,393,244	1,393,244
985,020	Cerberus FIM Investors Rescap, LLC	11/20/06	985,020	997,904
2,955,059	Cerberus FIM Investors Rescap, LLC, 12.00%, 11/22/13	11/20/06	2,955,059	2,955,059
21,716	DecisionOne Corp.	9/28/99-7/18/00	16,482	15,484
25,277	DecisionOne Corp., 12.00%, 4/15/10	10/29/99-10/16/06	67,662	25,277
755	Elephant Capital Holdings Ltd.	8/23/04	—	1,023,260
646	Esmark Inc.	7/28/06	684,527	531,910
2,352	Esmark Inc., 8.00%, cvt. pfd., A	11/08/04	2,352,000	2,274,383
124,400	Florida East Coast Industries Inc.	5/06/97-7/15/04	4,017,621	7,043,528
451,787	Imagine Group Holdings Ltd.	8/31/04	4,626,977	4,956,103
355,744	International Automotive Components Group Brazil LLC	4/13/06-8/21/06	212,896	1,465,665
64,023	International Automotive Components Group Japan LLC	9/26/06-11/14/06	557,170	537,850
1,512,200	International Automotive Components Group LLC	1/12/06-10/16/06	1,512,946	1,512,200
69,402	Kindred Healthcare Inc.	12/12/01-3/29/06	845,248	1,664,780
	Kindred Healthcare Inc., options to purchase (shares):
184	Exercise Price $23.75, expiration date, 7/17/11	7/17/02-7/15/05	—	44
56	Exercise Price $26.00, expiration date, 1/01/12	1/01/03-1/01/06	—	—
42	Exercise Price $9.07, expiration date, 1/01/13	1/01/04-1/01/06	—	626
28	Exercise Price $25.99, expiration date, 1/01/14	1/01/05-1/01/06	—	—
11	Exercise Price $27.90, expiration date, 1/10/15	1/06/06	—	—
1,460,000	MPF Corp. Ltd	5/08/06	7,500,856	6,790,044
3,830	NCB Warrant Holdings Ltd., A	12/16/05	—	451,059
2,140	Olympus Re Holdings Ltd.	12/19/01	214,000	2,140
68,601	Owens Corning Inc.	10/20/06-12/20/06	1,935,127	1,948,612
61,197	Owens Corning Inc., options to sell (shares), exercise price $25.00, expiration date, 4/06/07	12/20/06	2,134	—

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

10. RESTRICTED SECURITIES (continued)

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Dates	Cost	Value
61,197	Owens Corning Inc., options to purchase (shares), exercise price $37.50, expiration date, 1/2/08	12/20/06	$5,487	$—
4,289	PTV Inc., 10.00%, pfd., A	2/08/02-3/06/02	12,867	16,084
10	Torre Mayor Investments LP	10/28/02	737,451	900,000

	Total Restricted Securities (2.64% of Net Assets)			$39,926,343

11. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund’s Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time. The securities have been identified on the accompanying Statement of Investments.

Directors or employees of Franklin Mutual, as the Fund’s Investment Manager, serve as members of various bondholders’ steering committees, on credit committees, and represent the funds in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws. The securities have been identified on the accompanying Statement of Investments.

12. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23,2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006, and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SECYs approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

12. REGULATORY MATTERS (continued)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

13. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Mutual Discovery Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Discovery Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Discovery Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $20,434,093 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code , the Fund designates 21.95% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Shareholders shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2007, semi-annual report of the Fund.

MUTUAL SHARES SECURITIES FUND

We are pleased to bring you Mutual Shares Securities Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+18.38%	+10.22%	+10.19%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +10.17%.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which returned +15.78% for the fiscal year under review.1

Economic and Market Overview

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product (GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%.2

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average.3

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks

Outside the U.S., the economy continued to grow. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world’s central banks. However, the global economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity — whether petrodollars, corporate cash, private equity, household savings or central banks’ reserves — continued to search for a home. Record global merger and acquisition activity in 2006 also reflected the abundance of cash in the capital markets. Bond yield spreads over U.S. Treasuries narrowed, and global equity and commodity markets rose in the latter part of the year.

U.S. equity markets performed well for the year in this environment. The blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%.4 Non-U.S. equity markets ended 2006 on a stronger note, and all major non-U.S. regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams, and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

Manager’s Discussion

During the year under review, the largest contributor to Fund performance was our equity portfolio, most notably our U.S. holdings. Three investments that performed well during 2006 were Berkshire Hathaway, Reynolds American and Time Warner.

Berkshire Hathaway is a holding company with substantial operations in insurance and re-insurance. Our investment in Berkshire was one of the largest contributors to the Fund’s performance as the company’s A and B shares appreciated 24% and 25% in 2006. In the first half of the year, following the catastrophic 2005 hurricane season, Berkshire’s shares performed well as investors began to focus on the expected rise in insurance risk premiums, and the company’s property insurance operations benefited from a strong pricing environment. In the year’s second half, the company’s stock appreciated further as the industry’s returns generally

Top 10 Sector s/Industries

Mutual Shares Securities Fund

Based on Equity Securities

12/31/06

% of Total Net Assets
Insurance	9.9%
Tobacco	9.7%
Commercial Banks	9.6%
Media	7.1%
Diversified Telecommunication Services	5.0%
Food Products	3.9%
Paper & Forest Products	3.4%
Industrial Conglomerates	3.2%
Oil, Gas & Consumable Fuels	3.1%
Thrifts & Mortgage Finance	2.7%

improved following the benign Atlantic storm season. Berkshire Hathaway has been a long-term Fund holding and, even with the consistent growth and shareholder value created by the company, we continued to believe the company’s investments and operating businesses were collectively valued at a discount to intrinsic value. Thus, we maintained a sizable investment in Berkshire Hathaway’s shares.

Reynolds American was formed in June 2004 after Brown & Williamson, British American Tobacco’s U.S. subsidiary, merged with R.J. Reynolds Tobacco. Based in North Carolina, Reynolds American is the second-largest cigarette manufacturer in the U.S., with approximately 30% market share. The company’s shares appreciated during the Fund’s fiscal year after the company experienced profit growth that exceeded analysts’ expectations and raised its quarterly dividend paid to shareholders. In May 2006, Reynolds diversified its business model and entered a higher growth category by acquiring Conwood, the second-largest U.S.-based smokeless tobacco company. Reynolds subsequently announced that Conwood would be accretive to earnings in the first year and enhance the company’s earnings growth profile thereafter. In addition, Reynolds’ management announced a productivity program that it expects to generate $325 million in cost savings over five years. These events, combined with a number of favorable court decisions and an improved outlook for U.S. tobacco litigation, contributed to the shares’ 44% return for the year under review.

Time Warner is a leading global media and entertainment company with businesses in filmed entertainment, interactive services, television networks, cable systems and publishing. The Fund initially established a position in Time Warner in mid-2005 as part of an activist consortium seeking to encourage management to realize some of the company’s intrinsic value that was not being reflected in the stock price. Time Warner implemented several of the consortium’s suggestions, including instituting a $20 billion share repurchase program, engaging in more aggressive cost-cutting measures and reviewing the company’s portfolio for potential asset sales where private market valuations were significantly higher than those in the public market. In 2006, Time Warner’s shares appreciated 26%, in part reflecting the company’s financial and portfolio re-engineering actions. In addition, the company experienced favorable operating momentum driven by its cable division, which posted strong revenue-generating unit growth largely due to increased penetration of the company’s bundle of video, data and telephony in its core Time Warner systems and newly acquired Adelphia systems. The rise in Time Warner’s share price also

Top 10 Holdings

Mutual Shares Securities Fund

12/31/06

Company Sector/Industry, Country	% of Total Net Assets
Berkshire Hathaway Inc., A & B	3.2%
Insurance, U.S.
British American Tobacco PLC, ord. & ADR	2.3%
Tobacco, U.K.
Tyco International Ltd.	1.9%
Industrial Conglomerates, U.S.
BellSouth Corp.	1.9%
Diversified Telecommunication Services, U.S.
Weyerhaeuser Co.	1.9%
Paper & Forest Products, U.S.
Verizon Communications Inc.	1.8%
Diversified Telecommunication Services, U.S.
Orkla ASA	1.6%
Food Products, Norway
Imperial Tobacco Group PLC	1.6%
Tobacco, U.K.
International Paper Co.	1.5%
Paper & Forest Products, U.S.
Altria Group Inc.	1.5%
Tobacco, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

reflected better-than-expected usage trends and expense reductions at America Online (AOL), despite management’s strategic move to offer AOL Internet service at no charge.

Although many of our investments appreciated during the year, some of the Fund’s holdings underperformed. Three positions that declined in value included Dell, Boston Scientific and Massey Energy. We purchased each of these during the period, and the following paragraph discusses performance since the Fund’s initial purchase through period-end.

Dell’s stock fell 16% as the company experienced market share losses and lower profitability. During the period, management announced a series of new investments in products and services designed to improve future operational performance. Our investment in Boston Scientific declined 34% in value after the company won a bidding war for Guidant and its implantable cardioverter defibrillator business generated results that fell short of expectations. Massey Energy’s shares fell 31% after the company experienced production shortfalls and spot prices for coal weakened. Recently, management came under significant pressure, and shareholders elected two independent members to the company’s board of directors.

Finally, investors should note that we maintained our currency hedging position of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,119.80	$5.82
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.09%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

SUPPLEMENT DATED FEBRUARY 16, 2007

TO THE PROSPECTUS DATED MAY 1, 2006 OF

MUTUAL SHARES SECURITIES FUND (THE FUND)

A series of Franklin Templeton Variable Insurance Products Trust

The prospectus is amended as follows:

The description under “Management” of the team responsible for the management of the Fund, on page MS-8, is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they considered to be undervalued. The portfolio managers of the team are as follows:

Peter Langerman PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FRANKLIN MUTUAL ADVISERS, LLC (FRANKLIN MUTUAL)	Mr. Langerman assumed the duties of portfolio manager of the Fund when he rejoined Franklin Templeton Investments in 2005 and became a co-manager in January 2007. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

F. David Segal PORTFOLIO MANAGER OF FRANKLIN MUTUAL	Mr. Segal has been a portfolio manager of the Fund since 2005 and became a co-manager in January 2007. Prior to joining Franklin Templeton Investments in 2002, Mr. Segal was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

Debbie Turner, CFA PORTFOLIO MANAGER OF FRANKLIN MUTUAL

Ms. Turner has been a portfolio manager of the Fund since 2001. She joined Franklin Templeton Investments in 1996.

As co-managers of the Fund, Mr. Langerman and Mr. Segal have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Ms. Turner provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Year Ended December 31,
Class 1	2006	2005	2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.35	$16.78	$15.00		$12.09	$14.08

Income from investment operations[a]:
Net investment income[b]	0.40	0.34	0.21		0.18	0.20
Net realized and unrealized gains (losses)	2.86	1.47	1.71		2.88	(1.78)

Total from investment operations	3.26	1.81	1.92		3.06	(1.58)

Less distributions from:
Net investment income	(0.29)	(0.18)	(0.14)		(0.15)	(0.12)
Net realized gains	(0.65)	(0.06)	—		—	(0.29)

Total distributions	(0.94)	(0.24)	(0.14)		(0.15)	(0.41)

Net asset value, end of year	$20.67	$18.35	$16.78		$15.00	$12.09

Total return[c]	18.66%	10.83%	12.88%		25.48%	(11.59)%
Ratios/supplemental data
Net assets, end of year (000’s)	$259,943	$260,317	$287,324		$312,386	$288,928
Ratios to average net assets:
Expenses[d]	0.81% [e]	0.78% [e]	0.75%	[e]	0.80%	0.80%
Net investment income	2.02%	1.97%	1.40%		1.33%	1.57%
Portfolio turnover rate	19.75%	19.59%	31.49%		55.71%	49.80%
Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	0.74% [e]	0.74% [e]	0.730%	[e]	0.76%	0.79%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[e]Benefit	of expense reduction is less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 2	2006	2005	2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.18	$16.64	$14.90		$12.02	$14.03

Income from investment operations[a]:
Net investment income[b]	0.34	0.29	0.18		0.14	0.16
Net realized and unrealized gains (losses)	2.84	1.46	1.68		2.88	(1.77)

Total from investment operations	3.18	1.75	1.86		3.02	(1.61)

Less distributions from:
Net investment income	(0.25)	(0.15)	(0.12)		(0.14)	(0.11)
Net realized gains	(0.65)	(0.06)	—		—	(0.29)

Total distributions	(0.90)	(0.21)	(0.12)		(0.14)	(0.40)

Net asset value, end of year	$20.46	$18.18	$16.64		$14.90	$12.02

Total return[c]	18.38%	10.55%	12.63%		25.15%	(11.81)%
Ratios/supplemental data
Net assets, end of year (000’s)	$5,140,878	$3,596,889	$2,464,374		$1,469,745	$589,738
Ratios to average net assets:
Expenses[d]	1.06% [e]	1.03% [e]	1.00%	[e]	1.05%	1.05%
Net investment income	1.77%	1.72%	1.15%		1.08%	1.32%
Portfolio turnover rate	19.75%	19.59%	31.49%		55.71%	49.80%
Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	0.99% [e]	0.99% [e]	0.98%	[e]	1.01%	1.04%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments 92.5%
Common Stocks and Other Equity Interests 89.8%
Aerospace & Defense 0.1%
[a]GenCorp Inc.	United States	483,900	$6,784,278

Airlines 0.4%
[a]ACE Aviation Holdings Inc., A	Canada	573,396	18,595,696
[a,b]ACE Aviation Holdings Inc., A, 144A	Canada	29,545	958,168

			19,553,864

Automobiles 0.5%
General Motors Corp.	United States	366,500	11,258,880
[a,c,d,f]International Automotive Components Group Brazil LLC	Brazil	1,451,684	5,980,938
[a,c,d,f]International Automotive Components Group Japan LLC	Japan	232,740	1,955,223
[a,c,d,f]International Automotive Components Group LLC	Luxembourg	6,170,474	6,170,474

			25,365,515

Beverages 2.0%
Brown-Forman Corp., A	United States	7,600	512,468
Brown-Forman Corp., B	United States	85,930	5,692,003
Coca-Cola Enterprises Inc.	United States	1,816,880	37,100,690
Pernod Ricard SA	France	274,711	63,098,009

			106,403,170

Building Products 0.2%
[a]Armstrong World Industries Inc.	United States	116,500	4,938,435
[e]Armstrong World Industries Inc., Contingent Distribution	United States	9,894,225	123,678
[a,c,e]Owens Corning, Contingent Distribution	United States	12,626,259	—
[a,d]Owens Corning Inc.	United States	250,462	7,114,373
[a,d]Owens Corning Inc., options to sell (shares), exercise price $25.00, expiration date, 4/06/07	United States	223,431	—
[a,d]Owens Corning Inc., options to purchase (shares), exercise price $37.50, expiration date, 1/02/08	United States	223,431	—

			12,176,486

Capital Markets 1.1%
Legg Mason Inc.	United States	374,870	35,631,393
The Bear Stearns Cos. Inc.	United States	150,120	24,436,534

			60,067,927

Chemicals 1.3%
[a]Arkema	France	273,175	14,038,339
[a,e,r]Dow Corning Corp., Contingent Distribution	United States	650,000	251,875
Koninklijke DSM NV	Netherlands	576,912	28,504,916
Linde AG	Germany	293,156	30,385,713

			73,180,843

Commercial Banks 9.6%
BNP Paribas SA	France	200,900	21,918,617
[a,b]Centennial Bank Holdings Inc., 144A	United States	806,100	7,625,706
Chinatrust Financial Holding Co. Ltd.	Taiwan	28,040,320	23,449,401
Danske Bank AS	Denmark	819,908	36,429,390
[a,c,d]Elephant Capital Holdings Ltd.	Japan	4,653	6,306,877
Intesa Sanpaulo SpA	Italy	8,469,391	65,403,111
Mitsubishi UFJ Financial Group Inc.	Japan	3,841	47,433,696
[a,c,d]NCB Warrant Holdings Ltd., A	Japan	23,570	2,775,839
Societe Generale, A	France	235,887	40,043,805

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Commercial Banks (continued)
Sumitomo Mitsui Financial Group Inc.	Japan	3,877	$39,735,708
Svenska Handelsbanken AB, A	Sweden	1,805,360	54,546,579
Swedbank AB, A	Sweden	1,828,900	66,336,065
U.S. Bancorp	United States	1,168,260	42,279,329
UnionBanCal Corp.	United States	247,900	15,183,875
Wachovia Corp.	United States	865,534	49,292,161

			518,760,159

Commercial Services & Supplies 0.3%
[a]Comdisco Holding Co. Inc.	United States	93	1,097
[a,e]Comdisco Holding Co. Inc., Contingent Distribution	United States	8,175,255	—
Republic Services Inc.	United States	351,238	14,284,850

			14,285,947

Computers & Peripherals 1.4%
[a,c,d]DecisionOne Corp.	United States	108,227	77,166
[a]Dell Inc.	United States	1,205,920	30,256,533
International Business Machines Corp.	United States	486,150	47,229,472

			77,563,171

Construction Materials 0.7%
Rinker Group Ltd.	Australia	2,502,455	35,656,656

Consumer Finance 0.6%
[a,c,d]Cerberus FIM Investors Auto Finance LLC	United States	1,718,514	1,740,992
[a,c,d]Cerberus FIM Investors Commercial Finance LLC	United States	219,591	222,463
[a,c,d]Cerberus FIM Investors Commercial Mortgage LLC	United States	375,735	380,650
[a,c,d]Cerberus FIM Investors Insurance LLC	United States	1,790,026	1,813,439
[a,c,d]Cerberus FIM Investors Rescap LLC	United States	3,796,633	3,846,293
Takefuji Corp.	Japan	676,835	26,781,139

			34,784,976

Containers & Packaging 0.6%
Temple-Inland Inc.	United States	703,900	32,400,517

Diversified Consumer Services 0.4%
H&R Block Inc.	United States	1,024,120	23,595,725

Diversified Financial Services 2.4%
Capital One Financial Corp.	United States	38,500	2,957,570
Citigroup Inc.	United States	991,840	55,245,488
Fortis	Belgium	1,605,885	68,492,301
Leucadia National Corp.	United States	110,690	3,121,458
[a,e]Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	—

			129,816,817

Diversified Telecommunication Services 6.9%
[a,c,d,f]AboveNet Inc.	United States	56,216	1,722,458
[a,c,e,f]AboveNet Inc., Contingent Distribution	United States	8,697,000	—
[a,d,f]AboveNet Inc., options to purchase (shares), exercise price $20.95, expiration date, 9/09/13	United States	78	2,110
[a,c,d,f]AboveNet Inc., wts., 9/08/08	United States	2,231	71,392
[a,c,d,f]AboveNet Inc., wts., 9/08/10	United States	2,625	75,600
Belgacom	Belgium	344,438	15,172,517

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services (continued)
BellSouth Corp.	United States	2,137,580	$100,701,394
Chunghwa Telecom Co. Ltd., ADR	Taiwan	1,512,488	29,841,388
Embarq Corp.	United States	361,507	19,000,808
[a,c,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
Koninklijke (Royal) KPN NV	Netherlands	753,832	10,717,183
NTL Inc.	United Kingdom	2,378,134	60,024,102
Sprint Nextel Corp.	United States	2,030,739	38,360,660
Verizon Communications Inc.	United States	2,560,286	95,345,050

			371,034,662

Electric Utilities 1.4%
Constellation Energy Group	United States	789,130	54,347,383
E.ON AG	Germany	159,130	21,697,051

			76,044,434

Electrical Equipment 0.2%
American Power Conversion Corp.	United States	390,800	11,954,572

Electronic Equipment & Instruments 0.0%[g]
Symbol Technologies Inc.	United States	49,000	732,060

Energy Equipment & Services 0.4%
[a]Basic Energy Services Inc.	United States	1,427	35,175
[a]Seadrill Ltd.	Bermuda	1,444,760	24,385,944

			24,421,119

Food & Staples Retailing 1.4%
Carrefour SA	France	599,568	36,359,659
Kroger Co.	United States	1,777,900	41,016,153

			77,375,812

Food Products 4.0%
Cadbury Schweppes PLC	United Kingdom	2,989,254	31,992,138
General Mills Inc.	United States	287,200	16,542,720
Groupe Danone	France	154,938	23,479,573
Nestle SA	Switzerland	163,787	58,200,132
[f]Orkla ASA	Norway	1,490,260	84,364,260

			214,578,823

Health Care Equipment & Supplies 1.3%
[p]Bausch & Lomb Inc.	United States	424,900	22,120,294
[a]Boston Scientific Corp.	United States	1,697,829	29,168,702
Hillenbrand Industries Inc.	United States	349,274	19,884,169

			71,173,165

Health Care Providers & Services 1.7%
Aetna Inc.	United States	447,930	19,341,617
Caremark Rx Inc.	United States	523,400	29,891,374
[a]Express Scripts Inc.	United States	378,600	27,107,760
[a,c,d,f]Kindred Healthcare Inc.	United States	169,244	4,059,741

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Health Care Providers & Services (continued)
[a,c,d,f]Kindred Healthcare Inc., options to purchase (shares): Exercise price $23.75, expiration date, 7/17/11	United States	450	$107
Exercise price $26.00, expiration date, 1/01/12	United States	134	—
Exercise price $9.07, expiration date, 1/01/13	United States	100	1,491
Exercise price $25.99, expiration date, 1/01/14	United States	66	—
Exercise price $27.90, expiration date, 1/10/15	United States	28	—
MDS Inc.	Canada	531,441	9,700,708

			90,102,798

Hotels, Restaurants & Leisure 0.4%
[a]Trump Entertainment Resorts Inc.	United States	377,320	6,882,317
[a]Wyndham Worldwide Corp.	United States	440,756	14,113,007

			20,995,324

Household Durables 0.4%
Koninklijke Philips Electronics NV	Netherlands	560,297	21,130,944

Industrial Conglomerates 3.2%
Keppel Corp. Ltd.	Singapore	1,990,793	22,849,103
Siemens AG	Germany	469,687	46,872,778
Tyco International Ltd.	United States	3,346,150	101,722,960

			171,444,841

Insurance 9.9%
[a]Alleghany Corp.	United States	22,884	8,320,622
American International Group Inc.	United States	534,760	38,320,902
[a]Berkshire Hathaway Inc., A	United States	151	16,608,490
[a]Berkshire Hathaway Inc., B	United States	42,667	156,417,222
[a]Conseco Inc.	United States	945,107	18,883,238
Hartford Financial Services Group Inc.	United States	579,200	54,045,152
Montpelier Re Holdings Ltd.	Bermuda	155,447	2,892,869
Nationwide Financial Services Inc., A	United States	840,600	45,560,520
Old Republic International Corp.	United States	2,374,625	55,281,270
[a,c,d]Olympus Re Holdings Ltd.	Bermuda	16,280	16,280
Prudential Financial Inc.	United States	191,900	16,476,534
The St. Paul Travelers Cos. Inc.	United States	826,050	44,350,624
White Mountains Insurance Group Ltd.	United States	128,649	74,543,090
Zurich Financial Services AG	Switzerland	11,065	2,978,392

			534,695,205

Leisure Equipment & Products 0.6%
Mattel Inc.	United States	1,414,030	32,041,920

Machinery 0.7%
Federal Signal Corp.	United States	949,100	15,223,564
Scania AB	Sweden	319,790	22,451,394

			37,674,958

Marine 0.7%
A P Moller - Maersk AS	Denmark	4,238	39,910,359

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Media 7.1%
[a]Cablevision Systems Corp., A	United States	1,068,100	$30,419,488
Clear Channel Communications Inc.	United States	1,183,600	42,065,144
[a]Comcast Corp., A	United States	1,434,800	60,089,424
[a]EchoStar Communications Corp., A	United States	101,930	3,876,398
[a]Liberty Media Holding Corp.-Capital, A	United States	327,624	32,100,599
Mediaset SpA	Italy	514,887	6,110,292
News Corp., A	United States	3,827,300	82,210,404
Sun-Times Media Group Inc., A	United States	610,420	2,997,162
Time Warner Inc.	United States	2,895,270	63,058,981
[a,c]TVMAX Holdings Inc.	United States	35,609	35,609
[a]Viacom Inc., B	United States	1,017,520	41,748,846
Washington Post Co., B	United States	24,303	18,120,317

			382,832,664

Metals & Mining 2.0%
Anglo American PLC	South Africa	728,999	35,562,389
[c,d,f,h]Esmark Inc.	United States	3,549	2,922,212
Mittal Steel Co. NV	Netherlands	831,576	35,094,167
Phelps Dodge Corp.	United States	213,940	25,612,897
United States Steel Corp.	United States	136,940	10,015,792

			109,207,457

Multi-Utilities & Unregulated Power 1.1%
NorthWestern Corp.	United States	111,131	3,931,815
[a,e]NorthWestern Corp., Contingent Distribution	United States	3,365,650	351,566
[a]NorthWestern Corp., wts., 11/01/07	United States	6,339	72,201
RWE AG	Germany	299,996	33,050,970
Suez SA	France	402,469	20,842,082

			58,248,634

Oil, Gas & Consumable Fuels 3.1%
[a,c,d]Anchor Resources LLC	United States	6,820	—
BP PLC	United Kingdom	2,203,000	24,483,338
BP PLC, ADR	United Kingdom	5,100	342,210
Massey Energy Co.	United States	846,122	19,655,414
[a]OPTI Canada Inc.	Canada	1,273,876	21,623,915
Pogo Producing Co.	United States	317,700	15,389,388
Royal Dutch Shell PLC, A	United Kingdom	1,804,697	63,654,793
Total SA, B	France	307,880	22,210,688

			167,359,746

Paper & Forest Products 3.4%
International Paper Co.	United States	2,436,604	83,088,196
[l]Weyerhaeuser Co.	United States	1,415,600	100,012,140

			183,100,336

Pharmaceuticals 2.2%
Pfizer Inc.	United States	2,614,610	67,718,399
Sanofi-Aventis	France	346,902	32,032,061
Valeant Pharmaceuticals International	United States	1,144,800	19,736,352

			119,486,812

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Real Estate 1.3%
[a]Alexander’s Inc.	United States	7,800	$3,273,270
[c]Canary Wharf Group PLC	United Kingdom	1,535,898	10,467,233
Link REIT	Hong Kong	6,415,638	13,195,556
Potlatch Corp.	United States	79,914	3,501,832
[a]Realogy Corp.	United States	610,445	18,508,692
Reckson Associates Realty Corp.	United States	204,100	9,306,960
The St. Joe Co.	United States	160,000	8,571,200
Ventas Inc.	United States	59,000	2,496,880

			69,321,623

Road & Rail 1.1%
Avis Budget Group Inc.	United States	220,378	4,779,999
[c,d]Florida East Coast Industries Inc.	United States	1,001,113	56,683,018

			61,463,017

Software 1.0%
Microsoft Corp.	United States	1,798,190	53,693,953

Specialty Retail 0.2%
The Home Depot Inc.	United States	257,500	10,341,334

Textiles, Apparel & Luxury Goods 0.1%
Christian Dior SA	France	30,500	3,251,118

Thrifts & Mortgage Finance 2.7%
Countrywide Financial Corp.	United States	659,492	27,995,435
Hudson City Bancorp Inc.	United States	2,322,253	32,232,872
Sovereign Bancorp Inc.	United States	1,312,540	33,325,390
Washington Mutual Inc.	United States	1,145,724	52,118,985

			145,672,682

Tobacco 9.7%
Altadis SA	Spain	1,573,026	82,332,149
[l]Altria Group Inc.	United States	967,007	82,988,541
British American Tobacco PLC	United Kingdom	4,405,367	123,283,398
British American Tobacco PLC, ADR	United Kingdom	4,300	243,638
Imperial Tobacco Group PLC	United Kingdom	2,140,709	84,264,367
Japan Tobacco Inc.	Japan	2,701	13,047,213
KT&G Corp.	South Korea	1,111,310	67,515,070
Reynolds American Inc.	United States	1,047,690	68,592,264

			522,266,640

Total Common Stocks and Other Equity Interests (Cost $3,729,604,939)			4,851,953,063

Preferred Stocks 0.2%
Diversified Telecommunication Services 0.0%[g]
[d]PTV Inc., 10.00%, pfd., A	United Kingdom	17,300	64,875

Metals & Mining 0.2%
[c,d,f,h]Esmark Inc., 8.00%, cvt. pfd., A	United States	12,918	12,491,706

Total Preferred Stocks (Cost $12,969,900)			12,556,581

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Shares Securities Fund	Country	Principal Amount[i]		Value
Long Term Investments (continued)
Corporate Bonds & Notes 0.8%
[b]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/1/35	Canada	1,266,000	CAD	$1,090,482
[c,d]Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13	United States	5,127,624		5,127,624
[c,d]Cerberus FIM Investors Commercial Finance LLC, 12.00%, 11/22/13	United States	658,773		658,773
[c,d]Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13	United States	1,127,206		1,127,206
[c,d]Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13	United States	5,370,080		5,370,080
[c,d]Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13	United States	11,389,899		11,389,899
[c,d]DecisionOne Corp., 12.00%, 4/15/10	United States	125,971		125,971
[c,j]Motor Coach Industries International Inc., FRN, 18.37%, 12/01/08	United States	12,202,259		12,507,316
Trump Entertainment Resorts Inc., 8.50%, 5/20/15	United States	7,730,630		7,730,630
[c]TVMAX Holdings Inc., PIK,
11.50%, 1/30/07	United States	25,843		25,843
14.00%, 1/30/07	United States	155,452		155,452

Total Corporate Bonds & Notes (Cost $44,938,035)				45,309,276

Corporate Bonds & Notes in Reorganization 1.3%
[k]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	3,536,000		3,235,440
8.125%, 7/15/03	United States	1,895,000		1,748,137
7.50%, 1/15/04	United States	350,000		322,875
10.50%, 7/15/04	United States	5,577,000		5,214,495
9.875%, 3/01/05	United States	504,000		464,940
10.25%, 11/01/06	United States	1,823,000		1,663,487
9.875%, 3/01/07	United States	242,000		223,245
8.375%, 2/01/08	United States	1,238,000		1,142,055
7.75%, 1/15/09	United States	2,918,000		2,691,855
7.875%, 5/01/09	United States	3,372,000		3,060,090
9.375%, 11/15/09	United States	3,572,000		3,402,330
senior note, 10.875%, 10/01/10	United States	1,611,000		1,486,147
senior note, 10.25%, 6/15/11	United States	2,227,000		2,126,785
Series B, 9.50%, 2/15/04	United States	1,000,000		915,000
[k]Century Communications Corp.,
8.875%, 1/15/07	United States	115,000		138,575
8.75%, 10/01/07	United States	1,145,000		1,342,513
8.375%, 12/15/07	United States	90,000		108,450
senior note, 9.50%, 3/01/05	United States	245,000		297,675
Series B, zero cpn., senior disc. note, 1/15/08	United States	1,735,000		1,210,163
zero cpn., 3/15/03	United States	2,157,000		2,302,597
[j,k]Collins & Aikman Products Co.,
Revolver, FRN, 11.50%, 8/31/09	United States	276,984		157,881
Tranche B1 Term Loan, FRN, 11.50%, 8/31/11	United States	655,200		373,464
[k]Dana Corp.,
6.50%, 3/01/09	United States	180,000		135,900
5.85%, 1/15/15	United States	6,584,000		4,740,480
7.00%, 3/01/29	United States	1,560,000		1,154,400
[k]Eurotunnel PLC,
Participating Loan Note, 1.00%, 4/30/40	United Kingdom	58,000	GBP	23,853
[j]S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26	United Kingdom	89,000	GBP	62,746
[b,j]Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12	United Kingdom	205,700	GBP	407,868
[j]Tier 2, FRN, 5.959%, 12/31/18	United Kingdom	584,056	GBP	1,145,216
[j]Tier 3, FRN, 5.895%, 12/31/25	United Kingdom	8,725,540	GBP	14,951,702
[k]Eurotunnel SA,
[j]S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26	France	12,000	EUR	5,703
[j]S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26	France	56,000	EUR	26,612

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Shares Securities Fund	Country	Principal Amount[i]		Value
Long Term Investments (continued)
Corporate Bonds & Notes in Reorganization (continued)
[k]Eurotunnel SA (continued)
Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12	France	333,300	EUR	$445,472
[j]Tier 2 (LIBOR), FRN, 4.305%, 12/31/18	France	60,952	EUR	80,560
[j]Tier 2 (PIBOR), FRN, 4.291%, 12/31/18	France	45,056	EUR	59,550
[j]Tier 3 (LIBOR), FRN, 4.300%, 12/31/25	France	9,159,534	EUR	10,579,662
[j]Tier 3 (PIBOR), FRN, 4.304%, 12/31/25	France	2,036,795	EUR	2,352,588
[k]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	5,000		5

Total Corporate Bonds & Notes in Reorganization (Cost $53,492,628)				69,800,516

Companies in Liquidation 0.0%[g]
[c]Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	315
[c]PIV Investment Finance (Cayman) Ltd.	Hong Kong	12,200,000		244,000

Total Companies in Liquidation (Cost $—)				244,315

Government Agencies (Cost $20,000,000) 0.4%
Federal Home Loan Bank, 2.26% - 5.48%, 1/26/07 - 2/28/08	United States	20,000,000		19,984,345

Total Long Term Investments (Cost $3,861,005,502)				4,999,848,096

Short Term Investments 7.4%
U.S. Government and Agency Securities 7.4%
[l,m]Federal Home Loan Bank, 1/02/07 - 6/04/07	United States	351,202,000		350,085,892
[m]U.S. Treasury Bill, 5/03/07	United States	50,000,000		49,187,150

Total Short Term Investments (Cost $399,091,241)				399,273,042

Total Investments (Cost $4,260,096,743) 99.9%				5,399,121,138
Options Written 0.0%[g]				(22,405)
Securities Sold Short (3.0)%				(164,625,740)
Net Unrealized Loss on Forward Exchange Contracts (0.2)%				(11,202,210)
Other Assets, less Liabilities 3.3%				177,550,280

Net Assets 100.0%				$5,400,821,063

		Contracts
[n]Options Written 0.0%[g]
Health Care Equipment & Supplies 0.0%[g]
Bausch & Lomb Inc., Jan. 55.00 Calls, 1/20/07	United States	267		$6,675
Bausch & Lomb Inc., Feb. 55.00 Calls, 2/17/07	United States	121		15,730

Total Options Written (Premiums received $45,600)				22,405

		Shares
[o]Securities Sold Short 3.0%
Diversified Telecommunication Services 1.9%
AT&T Inc.	United States	2,832,069		101,246,467

Securities Sold Short 0.2%
CVS Corp	United States	348,745		10,779,708

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Securities Sold Short (continued)
Food Products 0.1%
Kraft Foods Inc., A	United States	236,916	$8,457,901

Electric Utilities 0.4%
FPL Group Inc.	United States	458,531	24,953,257

Metals & Mining 0.2%
Freeport-McMoRan Copper & Gold Inc., B	United States	143,400	7,991,682
Iberdrola SA, Br.	Spain	118,097	5,163,207

			13,154,889

Real Estate 0.1%
SL Green Realty Corp.	United States	21,250	2,821,575

Textiles, Apparel & Luxury Goods 0.1%
LVMH Moet Hennessy Louis Vuitton	France	30,434	3,211,943

Total Securities Sold Short (Proceeds $139,955,098)			$164,625,740

Currency Abbreviations

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FRN - Floating Rate Note

LIBOR - London InterBank Offered Rate

PIBOR - Paris InterBank Offered Rate

PIK - Payment-In-Kind

REIT - Real Estate Investment Trust

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the aggregate value of these securities was $10,082,224, representing 0.19% of net assets.

[c]

Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006, the aggregate value of these securities was $156,549,680, representing 2.90% of net assets.

[d]	See Note 10 regarding restricted securities.
[e]

Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[f]	See Note 12 regarding other considerations—security board member.
[g]	Rounds to less than 0.1% of net assets.
[h]	See Note 11 regarding holdings of 5% voting securities.
[i]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[j]	The coupon rate shown represents the rate at period end.
[k]	See Note 9 regarding defaulted securities.
[l]	See Note 1(g) regarding securities segregated with broker for securities sold short.
[m]	The security is traded on a discount basis with no stated coupon rate.
[n]	See Note 1(f) regarding written options.
[o]	See Note 1(g) regarding securities sold short.
[p]	A portion or all of the security is held in connection with written option contracts open at year end.
[r]	See Note 12 regarding other considerations—credit committee participation.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,243,418,086
Cost - Non-controlled affiliated issuers (Note 11)	16,678,657

Total cost of investments	4,260,096,743

Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $131,751,786)	$5,383,707,220
Value - Non-controlled affiliated issuers (Note 11)	15,413,918

Total value of investments	5,399,121,138
Cash	116,139
Cash on deposits with brokers for securities sold short	181,583,854
Foreign currency, at value (cost $7,970,378)	7,502,018
Receivables:
Investment securities sold	18,893,871
Capital shares sold	7,845,134
Dividends and interest	5,818,565
Other	529,989
Unrealized gain on forward exchange contracts (Note 8)	8,647,372
Due from broker - synthetic equity swaps (Note 7)	1,870,268

Total assets	5,631,928,348

Liabilities:
Payables:
Investment securities purchased	36,055,408
Capital shares redeemed	4,724,842
Affiliates	5,162,151
Options written, at value (premiums received $45,600)	22,405
Securities sold short, at value (proceeds $139,955,098)	164,625,740
Unrealized loss on forward exchange contracts (Note 8)	19,849,582
Accrued expenses and other liabilities	667,157

Total liabilities	231,107,285

Net assets, at value	$5,400,821,063

Net assets consist of:
Paid-in capital	$4,004,062,005
Undistributed net investment income	80,251,154
Net unrealized appreciation (depreciation)	1,102,587,963
Accumulated net realized gain (loss)	213,919,941

Net assets, at value	$5,400,821,063

Class 1:
Net assets, at value	$259,942,694

Shares outstanding	12,575,120

Net asset value and maximum offering price per share	$20.67

Class 2:
Net assets, at value	$5,140,878,369

Shares outstanding	251,263,763

Net asset value and maximum offering price per share	$20.46

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Mutual Shares Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,584,777)
Unaffiliated issuers	$96,166,923
Non-controlled affiliated issuers (Note 11)	1,202,691
Interest	28,517,222
Income from securities loaned-net	120,813
Other income (Note 13)	127,039

Total investment income	126,134,688

Expenses:
Management fees (Note 3a)	26,645,850
Administrative fees (Note 3b)	3,906,951
Distribution fees - Class 2 (Note 3c)	10,476,538
Custodian fees (Note 4)	555,558
Reports to shareholders	683,441
Professional fees	923,154
Trustees’ fees and expenses	21,971
Dividends on securities sold short	3,272,067
Other	104,955

Total expenses	46,590,485
Expense reductions (Note 4)	(18,933)

Net expenses	46,571,552

Net investment income	79,563,136

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	296,677,662
Written options	467,300
Foreign currency transactions	(56,808,457)
Securities sold short	(10,182,043)
Synthetic equity swaps	1,546,196

Net realized gain (loss)	231,700,658

Net change in unrealized appreciation (depreciation) on:
Investments	482,303,604
Translation of assets and liabilities denominated in foreign currencies	(26,141,419)
Change in deferred taxes on unrealized appreciation (depreciation)	112,380

Net change in unrealized appreciation (depreciation)	456,274,565

Net realized and unrealized gain (loss)	687,975,223

Net increase (decrease) in net assets resulting from operations	$767,538,359

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Changes in Net Assets

	Mutual Shares Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$79,563,136	$56,298,494
Net realized gain (loss) from investments, written options, securities sold short, synthetic equity swaps and foreign currency transactions	231,700,658	117,760,567
Net change in unrealized appreciation (depreciation) on investments and translation of assets, liabilities denominated in foreign currencies, and deferred taxes	456,274,565	174,711,470

Net increase (decrease) in net assets resulting from operations	767,538,359	348,770,531

Distributions to shareholders from:
Net investment income:
Class 1	(3,777,264)	(2,826,464)
Class 2	(52,312,087)	(26,109,168)
Net realized gains:
Class 1	(8,422,207)	(894,708)
Class 2	(133,225,285)	(9,780,252)

Total distributions to shareholders	(197,736,843)	(39,610,592)

Capital share transactions: (Note 2)
Class 1	(31,807,250)	(50,520,715)
Class 2	1,005,621,060	846,868,000

Total capital share transactions	973,813,810	796,347,285

Net increase (decrease) in net assets	1,543,615,326	1,105,507,224
Net assets
Beginning of year	3,857,205,737	2,751,698,513

End of year	$5,400,821,063	$3,857,205,737

Undistributed net investment income included in net assets:
End of year	$80,251,154	$50,700,928

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Mutual Shares Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 50.86% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end, had been entered into on December 29, 2006. Repurchase agreements are valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“margin account”). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Synthetic Equity Swaps (continued)

underlying security. The fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Securities Lending

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At December 31, 2006, the Fund had no securities on loan.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	242,465	$4,724,220	127,695	$2,171,881
Shares issued in reinvestment of distributions	680,015	12,199,471	219,021	3,721,172
Shares redeemed	(2,537,171)	(48,730,941)	(3,282,900)	56,413,768

Net increase (decrease)	(1,614,691)	$(31,807,250)	(2,936,184)	$62,306,821

Class 2 Shares:
Shares sold	60,971,125	$1,161,327,145	52,207,089	$888,567,970
Shares issued in reinvestment of distributions	10,435,173	185,537,372	2,128,671	35,889,392
Shares redeemed	(18,030,230)	(341,243,457)	(4,560,707)	(77,589,362)

Net increase (decrease)	53,376,068	$1,005,621,060	49,775,053	$846,868,000

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2006, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

Prior to May 1, 2006, the Fund paid fees to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.750%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $11,771,036.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$89,185,580	$30,820,547
Long term capital gain	108,551,263	8,790,045

	$197,736,843	$39,610,592

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

5. INCOME TAXES (continued)

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$4,264,539,348

Unrealized appreciation	$1,199,821,554
Unrealized depreciation	(65,239,764)

Net unrealized appreciation (depreciation)	$1,134,581,790

Undistributed ordinary income	$121,930,946
Undistributed long term capital gains	178,783,204

Distributable earnings	$300,714,150

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short term securities and securities sold short) for the year ended December 31, 2006, aggregated $2,385,061,581 and $1,263,814,277, respectively.

Transactions in options written during the year ended December 31, 2006, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2005	300	$24,199
Options written	6,594	1,141,075
Options expired	(2,025)	(222,357)
Options exercised	(2,671)	(528,926)
Options closed	(1,810)	(368,391)

Options outstanding at December 31, 2006	388	$45,600

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2006, the Fund had the following synthetic equity swap outstanding:

Contracts to Buy	Number of Contracts	Notional Value	Unrealized Loss
Scottish Power PLC. (7.46 - 7.58 GBP)	717,473	$10,509,872	$(86,128)

Net unrealized loss			$(86,128)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Sell:		Contract Amount	Settlement Date	Unrealized Gain		Unrealized Loss
6,100,000	British Pound	11,573,347	1/08/07	$		$(373,431)
6,076,850	British Pound	11,951,170	1/16/07		49,060
21,108,121	British Pound	39,339,286	1/16/07			(2,003,056)
37,679,968	Euro	47,651,364	1/18/07			(2,139,105)
185,991,456	Danish Krone	31,563,289	1/23/07			(1,398,991)
50,278,635	Euro	66,049,786	1/24/07			(409,070)
17,251,330	Singapore Dollar	11,019,977	1/24/07			(245,115)
34,300,000	British Pound	67,518,235	2/08/07		331,090
8,326,980	British Pound	15,973,892	2/08/07			(337,072)
374,552,822	Swedish Krona	54,985,950	2/15/07		148,839
13,050,000	British Pound	25,615,726	2/20/07		52,642
68,992,498	Euro	87,712,060	2/20/07			(3,589,884)
30,000,000	Euro	40,067,250	2/26/07		356,422
39,355,312	Euro	50,699,087	2/26/07			(1,395,314)
250,000,000	Norwegian Krone	41,150,910	3/07/07		940,637
31,500,067	Swedish Krona	26,591,382	3/07/07		582,694
70,000,000	Euro	89,612,870	3/13/07			(3,101,692)
32,046,042	Australian Dollar	25,121,654	3/14/07			(123,412)
458,788,280	Swedish Krona	67,469,907	3/15/07		197,475
10,063,943,811	Japanese Yen	87,323,416	3/19/07		2,383,944
29,069,386	Japanese Yen	246,587	3/19/07			(103)
1,146,250,000	South Korean Won	1,250,000	3/22/07		15,285
31,111,501,250	South Korean Won	32,950,000	3/22/07			(562,625)
48,144,748	Canadian Dollar	43,327,388	3/26/07		1,904,319
63,431,315	Euro	84,304,397	4/13/07		188,904
75,089,359	Euro	95,474,132	4/18/07			(4,119,560)
34,465,104	Euro	46,191,557	5/24/07		417,668
594,099,875	Taiwan Dollar	18,662,500	6/06/07		430,160
172,423,966	Norwegian Krone	28,464,557	6/07/07		648,233
29,791,520	Norwegian Krone	4,800,000	6/07/07			(51,152)

Unrealized gain (loss) on forward exchange contracts					8,647,372	(19,849,582)

Net unrealized gain (loss) on forward exchange contracts						$(11,202,210)

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2006, the aggregate value of these securities was $69,800,516, representing 1.29% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
56,216	AboveNet Inc.	10/02/01 - 11/25/03	$2,933,131	$1,722,458
78	AboveNet Inc., options to purchase (shares), exercise price $20.95, expiration date, 9/09/13	4/17/06 - 9/08/06	—	2,110
2,231	AboveNet Inc., wts., 9/08/08	10/02/01 - 10/02/03	279,787	71,392
2,625	AboveNet Inc., wts., 9/08/10	10/02/01 - 3/15/02	300,103	75,600
6,820	Anchor Resources LLC	6/29/04	—	—
1,718,514	Cerberus FIM Investors Auto Finance, LLC	11/20/06	1,718,514	1,740,992
5,127,624	Cerberus FIM Investors Auto Finance, LLC, 12.00%, 11/22/13	11/21/06	5,127,624	5,127,624
219,591	Cerberus FIM Investors Commercial Finance, LLC	11/20/06	219,591	222,463
658,773	Cerberus FIM Investors Commercial Finance, LLC, 12.00%, 11/22/13	11/20/06	658,773	658,773
375,735	Cerberus FIM Investors Commercial Mortgage, LLC	11/20/06	375,735	380,650
1,127,206	Cerberus FIM Investors Commercial Mortgage, LLC, 12.00%, 11/22/13	11/20/06	1,127,206	1,127,206
1,790,026	Cerberus FIM Investors Insurance, LLC	11/20/06	1,790,026	1,813,439
5,370,080	Cerberus FIM Investors Insurance, LLC, 12.00%, 11/22/13	11/20/06	5,370,080	5,370,080
3,796,633	Cerberus FIM Investors Rescap, LLC	11/20/06	3,796,633	3,846,293
11,389,899	Cerberus FIM Investors Rescap, LLC, 12.00%, 11/22/13	11/20/06	11,389,899	11,389,899
108,227	DecisionOne Corp.	9/28/99 - 7/18/00	76,619	77,166
125,971	DecisionOne Corp., 12.00%, 4/15/10	10/29/99 - 10/16/06	507,214	125,971
4,653	Elephant Capital Holdings Ltd.	8/23/04	—	6,306,877
3,549	Esmark Inc.	7/28/06	3,760,657	2,922,212
12,918	Esmark Inc., 8.00%, cvt. pfd., A	11/08/04 - 9/29/06	12,918,000	12,491,706
1,001,113	Florida East Coast Industries Inc.	5/06/97 - 7/15/04	30,413,544	56,683,018
1,451,684	International Automotive Components Group Brazil LLC	4/13/06 - 8/21/06	868,763	6,980,938
232,740	International Automotive Components Group Japan LLC	9/26/06 - 11/14/06	2,025,466	1,955,223
6,170,474	International Automotive Components Group LLC	1/12/06 - 10/16/06	6,173,501	6,170,474
169,244	Kindred Healthcare Inc.	4/28/99 - 3/29/06	2,048,722	4,059,741
	Kindred Healthcare Inc., options to purchase (shares):
450	Exercise Price $23.75, expiration date, 7/17/11	7/17/02 - 7/15/05	—	107
134	Exercise Price $26.00, expiration date, 1/01/12	1/01/03 - 1/01/06	—	—
100	Exercise Price $9.07, expiration date, 1/01/13	1/01/04 - 1/01/06	—	1,491
66	Exercise Price $25.99, expiration date, 1/01/14	1/01/05 - 1/01/06	—	—
28	Exercise Price $27.90, expiration date, 1/10/15	1/06/06	—	—
23,570	NCB Warrant Holdings Ltd., A	12/16/05	—	2,775,839
16,280	Olympus Re Holdings Ltd.	12/19/01	1,628,000	16,280
250,462	Owens Corning Inc.	10/20/06 - 12/20/06	7,065,141	7,114,373
223,431	Owens Corning Inc., options to sell (shares), exercise price $25.00, expiration date, 4/06/07	12/20/06	7,791	—
223,431	Owens Corning Inc., options to purchase (shares), exercise price $37.50, expiration date, 1/02/08	12/20/06	20,034	—
17,300	PTV Inc., 10.00%, pfd., A	12/07/01 - 3/06/02	51,900	64,875

	Total Restricted Securities (2.60% of Net Assets)			$141,295,270

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2006 were as shown below.

Name of Issuer	Number of Shares Held At Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held At End of Year	Value At End of Year	Investment Income (Loss)	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Esmark Inc.	—	3,549	—	3,549	$2,922,212	$28,392	$—
Esmark Inc., 8.00%, cvt. pfd., A	12,918	—	—	12,918	12,491,706	1,174,299	—

Total Non-Controlled Affiliates (0.37% of Net Assets)					$15,413,918	$1,202,691	$—

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund’s Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time. The securities have been identified on the accompanying Statement of Investments.

Directors or employees of Franklin Mutual, as the Fund’s Investment Manager, serve as members of various bondholders’ steering committees, on credit committees, and represent the funds in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws. The securities have been identified on the accompanying Statement of Investments.

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23,2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006, and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SECYs approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

13. REGULATORY MATTERS (continued)

class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Mutual Shares Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Shares Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $178,920,966 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 46.85% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+28.09%	+25.47%	+5.21%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represent historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (effective date), the average annual total return of Class 2 shares was +4.85%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI EM Index’s +32.59% return, and the S&P/IFCI Composite Index’s +35.11% return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During the 12 months under review, strong investor confidence, continuing fund inflows, robust corporate earnings and a supportive economic environment led emerging markets to end 2006 at historical highs. After the markets experienced a correction in May, they recovered as fund flows stabilized, robust economic data was reported and the U.S. showed signs of an easing monetary policy. In addition, the interest rate spread on emerging market bonds relative to U.S. Treasury yields maintained a downward trend during the year, falling from about 250 basis points (100 basis points equal one percentage point) to about 170 basis points due to rising liquidity and low inflation.2 We believe this signaled greater investor confidence in emerging markets.

Eastern European markets recorded the strongest returns in 2006. Russia benefited from high commodity prices that supported its exports and from strong foreign investor participation, while a weaker U.S. dollar enhanced returns in Poland and the Czech Republic. Turkey was one of the few emerging markets to end the year with a negative return. Although that market recovered some of the losses from the correction earlier in the year, investors remained cautious due to slow progress for European Union accession talks and expectations of slower growth after a substantial interest rate increase in the second quarter.

In South Africa, a consumer spending boom, propelled by low borrowing rates and greater domestic demand, led to higher corporate earnings in related companies. Foreign investment reached a record high, which boosted returns for South Africa’s markets.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: J.P. Morgan.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Investing in emerging markets is subject to all the risks of foreign investing generally, and has additional, heightened risks, including market and currency fluctuations, economic instability, adverse social and political developments, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. The Fund’s prospectus also includes a description of the main investment risks.

Latin American markets benefited from strong commodity prices, solid domestic demand and smooth power transitions in the region’s key economies. International confidence in the region, especially in Brazil, remained high. A loosening monetary policy, growing foreign reserves and repayment of debt to foreign lenders further supported the Brazilian market.

Asian giants China and India continued to report strong economic growth, which led to significant fund inflows that pushed markets to record highs. Elsewhere in the region, Thailand and South Korea struggled with strong local currencies, which threatened to erode their export competitiveness. North Korea’s nuclear test in October exposed the region to geopolitical tensions. However, the resumption of six-party talks could yield some positive results in the longer term. Although a military coup and capital controls in Thailand initially rattled investor confidence in the nation’s financial markets, we continued to search for opportunities among Thai equities.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value, cash flow and balance sheet. Among factors we consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the 12 months under review, relative to the MSCI EM index, the Fund’s performance benefited from underweighted exposure to Israel and exposure to Croatia (not in the index). Stock selection in South Africa, with the Fund’s overweighted exposure to non-index holdings Anglo American and Remgro, benefited the Fund’s relative performance. An underweighted position in Sasol also had a positive impact. In Israel, the largest contributor to performance was the Fund’s underweighted position in Teva Pharmaceutical. The Fund only held one Croatian stock, Pliva, which outperformed the index and contributed to relative performance. At the sector level, stock selection in the pharmaceuticals and biotechnology, automobiles, and components and diversified financials sectors contributed to relative Fund performance during the period.3 The Fund also benefited from an underweighted position in the technology hardware and equipment sector, which underperformed the broader MSCI EM index.4

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2006, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Conversely, the Fund’s underweighted exposure to India and overweighted exposure to Turkey detracted from Fund returns relative to the index. The Fund’s positions in Poland and China also detracted from relative performance mainly due to an overweighted position in underperforming Telekomunikacja Polska and an underweighted position in China Life Insurance, which significantly outperformed the MSCI EM index. Overweighted positions in Turkish companies Arcelik, Turkiye Vakiflar Bankasi (Vakifbank) and Tupras-Turkiye Petrol Rafineleri (Tupras) negatively affected relative performance as these stocks declined in value during the reporting period. Despite a small decline for the year under review, the Turkish market actually rebounded more than 20% after a June correction. Moreover, we believed these companies’ valuations generally remained attractive, so we increased some of our holdings at lower prices during the year. By industry, the Fund’s positions in the banks, capital goods and insurance industries had a negative impact on relative performance partly due to overweighted positions in stocks such as KOC Holding and Old Mutual, as well as a position in HSBC Holdings, which is not an index component.5

3. The pharmaceuticals and biotechnology sector comprises pharmaceuticals in the SOI. The automobiles and components sector comprises automobiles in the SOI. The diversified financials sector comprises consumer finance and diversified financial services in the SOI.

4. The technology hardware and equipment sector comprises communications equipment, computers and peripherals, and electronic equipment and instruments in the SOI.

5. The banks sector comprises commercial banks in the SOI. The capital goods sector comprises building products, construction and engineering, construction materials and industrial conglomerates in the SOI.

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/06

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	4.4%
Semiconductors & Semiconductor Equipment, South Korea
PetroChina Co. Ltd.	4.3%
Oil, Gas & Consumable Fuels, China
Petroleo Brasileiro SA, ADR, pfd.	3.3%
Oil, Gas & Consumable Fuels, Brazil
Remgro Ltd.	3.0%
Diversified Financial Services, South Africa
Gazprom	3.0%
Oil, Gas & Consumable Fuels, Russia
Akbank TAS	2.7%
Commercial Banks, Turkey
Old Mutual PLC	2.6%
Insurance, South Africa
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4%
Semiconductors & Semiconductor Equipment, Taiwan
Anglo American PLC	2.2%
Metals & Mining, South Africa
LUKOIL, ADR	2.0%
Oil, Gas & Consumable Fuels, Russia

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The Fund increased its exposure to Eastern and Southern Europe during the year under review. More specifically, we increased our allocations in Turkey, Russia, Hungary and Austria. Turkish investments included major commercial banks Akbank and Vakifbank; Tupras, the country’s largest industrial company with a dominant market share in oil refining; and Turkcell, a leading provider of mobile communications services. Turkey’s financial market correction lowered valuations and provided the Fund with an opportunity to build positions at what we considered attractive prices. The Fund also purchased MOL Magyar Olaj-es Gazipari, a Hungarian integrated oil and gas company with large exposure to Central and Eastern Europe; Russia’s Gazprom, the world’s largest gas producer in terms of reserves and production; and Austria’s OMV, one of the leading oil and gas groups in Central and Eastern Europe.

We also significantly increased our investments in South Africa during the reporting period. The Fund increased its holdings in consumer sectors such as insurance, wireless telecommunications, banking, home furnishing and retail clothing. Significant additions included Old Mutual, a major financial services group involved in life insurance, short-term insurance, asset management and banking; MTN Group, a dominant wireless telecommunications services provider in Africa; JD Group, the country’s leading furniture retailer; and Edgars Consolidated Stores, a leading specialty fashion retailer in southern Africa. Higher disposable incomes and strong consumer demand could lead to greater consumption of the products and services offered by these sectors of the economy.

We also undertook selective investments in Israel, Brazil and Pakistan. Purchases included Petroleo Brasileiro, Brazil’s national oil and gas company; Teva Pharmaceutical, which is among the world’s largest generic pharmaceutical companies; and Pakistan Telecommunications, the country’s dominant integrated telecommunication services provider.

The Fund increased its exposure to the oil, gas and consumable fuels industry. We believe energy stocks will benefit from greater revenues and earnings due to relatively higher oil prices in recent years. The correction in commodity prices during the year provided the Fund with an opportunity to build positions at lower prices. The consumer finance and banking industries also helped performance. We believe higher incomes, credit growth and greater demand for financial services should benefit banks. The Fund also invested in semiconductors and computer hardware companies in an attempt to benefit from greater export demand for Asian information technology products.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/06

% of Total Net Assets
South Korea	15.0%
South Africa	13.1%
Taiwan	12.3%
China	11.5%
Brazil	9.9%
Russia	8.7%
Turkey	7.9%
Hungary	3.5%
Thailand	2.7%
Mexico	2.3%

On the other hand, we substantially reduced the Fund’s holdings in Singapore and South Korea as certain stocks reached their sell targets. Specific sales included Daewoo Shipping, South Korea’s major shipbuilder; CJ Corporation, a prominent integrated food maker in South Korea; Singapore Telecom, a leading integrated telecommunications services provider in Singapore; and shares of Fraser and Neave, a dominant player in the Singapore soft drinks and beer market. One of the largest sales during the year was Pliva, a Croatian pharmaceutical company. We sold our Pliva shares after the company was the subject of a takeover battle and the share price went far above our sell limit. We also sold stocks selectively in Mexico, India and China as the Fund continued to realign its exposure seeking to benefit from the continued economic recovery in emerging markets.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,210.70	$9.70
Hypothetical (5% return before expenses)	$1,000	$1,016.43	$8.84

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.99		$8.73		$7.14		$4.71	$4.78

Income from investment operations[a]:
Net investment income[b]	0.24		0.17		0.11		0.13	0.07
Net realized and unrealized gains (losses)	2.84		2.23		1.62		2.38	(0.06)

Total from investment operations	3.08		2.40		1.73		2.51	0.01

Less distributions from net investment income	(0.15)		(0.14)		(0.14)		(0.08)	(0.08)

Redemption fees	—	[d]	—	[d]	—		—	—

Net asset value, end of year	$13.92		$10.99		$8.73		$7.14	$4.71

Total return[c]	28.43%		27.76%		24.83%		53.74%	0.04%
Ratios/supplemental data
Net assets, end of year (000’s)	$749,120		$651,826		$477,290		$359,299	$225,454
Ratios to average net assets:
Expenses	1.47%	[e]	1.53%	[e]	1.54%	[e]	1.55%	1.58%
Net investment income	1.93%		1.77%		1.52%		2.35%	1.45%
Portfolio turnover rate	53.65%		31.24%		55.67%		46.20%	57.91%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.90		$8.67		$7.09		$4.69	$4.76

Income from investment operations[a]:
Net investment income[b]	0.20		0.14		0.09		0.11	0.06
Net realized and unrealized gains (losses)	2.82		2.21		1.63		2.35	(0.06)

Total from investment operations	3.02		2.35		1.72		2.46	—

Less distributions from net investment income	(0.13)		(0.12)		(0.14)		(0.06)	(0.07)

Redemption fees	—	[d]	—	[d]	—		—	—

Net asset value, end of year	$13.79		$10.90		$8.67		$7.09	$4.69

Total return[c]	28.09%		27.43%		24.71%		52.99%	(0.15)%
Ratios/supplemental data
Net assets, end of year (000’s)	$857,514		$650,646		$327,569		$170,953	$80,952
Ratios to average net assets:
Expenses	1.72%	[e]	1.78%	[e]	1.79%	[e]	1.80%	1.83%
Net investment income	1.68%		1.52%		1.27%		2.10%	1.20%
Portfolio turnover rate	53.65%		31.24%		55.67%		46.20%	57.91%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2006		2005		2004[f]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.90		$8.68		$7.13

Income from investment operations[a]:
Net investment income[b]	0.20		0.04		0.08
Net realized and unrealized gains (losses)	2.83		2.32		1.61

Total from investment operations	3.03		2.36		1.69

Less distributions from net investment income	(0.15)		(0.14)		(0.14)

Redemption fees	—	[d]	—	[d]	—

Net asset value, end of year	$13.78		$10.90		$8.68

Total return[c]	28.17%		27.45%		24.15%
Ratios/supplemental data
Net assets, end of year (000’s)	$43,372		$11,521		$12
Ratios to average net assets:
Expenses	1.72%	[e]	1.78%	[e]	1.54%	[e,g]
Net investment income	1.68%		1.52%		1.52%	[g]
Portfolio turnover rate	53.65%		31.24%		55.67%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	For the period May 1, 2004 (effective date) to December 31, 2004.
[g]	Annualized.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments 98.3%
Austria 0.8%
OMV AG	Oil, Gas & Consumable Fuels	83,060	$4,713,568
Wienerberger AG	Building Products	155,800	9,254,870

			13,968,438

Brazil 9.9%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	728,772	29,405,950
Centrais Eletricas Brasileiras SA	Electric Utilities	411,324,764	9,835,984
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	1,263,350	33,162,938
CPFL Energia SA	Electric Utilities	409,872	5,755,282
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	582,022	53,988,361
Souza Cruz SA	Tobacco	639,338	11,386,291
Unibanco-Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	221,000	20,544,160

			164,078,966

China 11.5%
Aluminum Corp. of China Ltd., H	Metals & Mining	27,316,000	25,282,351
[a]China Coal Energy Co., H	Oil, Gas & Consumable Fuels	2,739,000	1,778,080
[a,b]China Coal Energy Co., H, 144A	Oil, Gas & Consumable Fuels	1,076,000	698,508
China Mobile Ltd.	Wireless Telecommunication Services	1,901,113	16,422,719
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	19,412,000	17,966,796
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	827,000	1,990,120
Citic Pacific Ltd.	Industrial Conglomerates	878,959	3,033,757
CNOOC Ltd.	Oil, Gas & Consumable Fuels	33,668,000	31,983,767
Denway Motors Ltd.	Automobiles	18,950,234	7,673,491
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	42,498,000	60,202,973
[b]PetroChina Co. Ltd., H, 144A	Oil, Gas & Consumable Fuels	7,682,000	10,882,376
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	3,999,000	8,512,940
Travelsky Technology Ltd., H	IT Services	2,253,000	3,434,897

			189,862,775

Czech Republic 0.2%
Philip Morris CR AS	Tobacco	6,115	3,181,502

Hong Kong 1.0%
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	618,000	7,606,679
Cheung Kong Infrastructure Holdings Ltd.	Electric Utilities	524,000	1,626,733
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	426,933	1,451,572
Hopewell Holdings Ltd.	Transportation Infrastructure	724,000	2,540,792
MTR Corp. Ltd.	Road & Rail	1,539,370	3,870,613

			17,096,389

Hungary 3.5%
[a]Magyar Telekom PLC	Diversified Telecommunication Services	2,692,482	14,957,841
MOL Magyar Olaj-es Gazipari Rt.	Oil, Gas & Consumable Fuels	193,095	21,900,559
OTP Bank Nyrt.	Commercial Banks	306,270	14,071,582
Richter Gedeon Nyrt.	Pharmaceuticals	32,556	7,425,937

			58,355,919

India 1.6%
Gail India Ltd.	Gas Utilities	867,330	5,142,245
Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	426,373	4,349,749
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	669,418	13,202,474

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
India (continued)
[b]Oil & Natural Gas Corp. Ltd., 144A	Oil, Gas & Consumable Fuels	193,545	$3,817,156
Tata Chemicals Ltd.	Chemicals	57,000	278,507

			26,790,131

Indonesia 0.3%
PT Astra International Tbk	Automobiles	2,577,500	4,499,555

Israel 0.6%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	306,702	3,067,020
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	205,240	6,378,859

			9,445,879

Malaysia 1.3%
Maxis Communications Bhd.	Wireless Telecommunication Services	5,093,500	14,717,762
Sime Darby Bhd.	Industrial Conglomerates	3,660,700	7,466,584

			22,184,346

Mexico 2.3%
Grupo Bimbo SA de CV, A	Food Products	668,764	3,342,969
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	20,962,056
Telefonos de Mexico SA de CV, L, ADR	Diversified Telecommunication Services	474,564	13,411,178

			37,716,203

Pakistan 0.3%
[c]Pakistan Telecommunications Corp., A	Diversified Telecommunication Services	6,012,103	4,381,250

Panama 0.2%
Banco Latinoamericano de Exportaciones SA, E	Commercial Banks	230,200	3,904,192

Peru 0.1%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	58,100	1,630,286

Philippines 0.4%
San Miguel Corp., B	Beverages	4,239,593	6,698,643

Poland 0.6%
[a]Grupa Lotos SA	Oil, Gas & Consumable Fuels	86,100	1,462,036
Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	461,144	7,576,403

			9,038,439

Russia 8.7%
[b]Evraz Group SA, GDR, 144A	Metals & Mining	60,000	1,521,000
Gazprom	Oil, Gas & Consumable Fuels	657,910	7,565,965
Gazprom, ADR	Oil, Gas & Consumable Fuels	895,426	41,189,596
LUKOIL, ADR	Oil, Gas & Consumable Fuels	383,176	33,490,446
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	130,562	20,498,234
Mobile Telesystems, ADR	Wireless Telecommunication Services	143,300	7,192,227
[a,b]OAO TMK, 144A	Energy Equipment & Services	184,274	1,529,474
TNK-BP	Oil, Gas & Consumable Fuels	1,648,000	4,276,560
Unified Energy Systems	Electric Utilities	21,157,300	22,849,884
[a]ZAO Polyus Gold Co.	Metals & Mining	56,819	2,801,177

			142,914,563

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Singapore 0.9%
ComfortDelGro Corp. Ltd.	Road & Rail	6,447,000	$6,768,835
Fraser and Neave Ltd.	Industrial Conglomerates	3,005,005	8,818,365

			15,587,200

South Africa 13.1%
Anglo American PLC	Metals & Mining	754,236	36,803,811
Edgars Consolidated Stores Ltd.	Specialty Retail	2,467,356	13,733,056
[a]Imperial Holdings Ltd.	Air Freight & Logistics	662,735	15,506,604
JD Group Ltd.	Specialty Retail	847,960	9,624,429
Massmart Holdings Ltd.	Food & Staples Retailing	106,590	1,067,611
MTN Group Ltd.	Wireless Telecommunication Services	1,823,400	22,191,692
Nedbank Group Ltd.	Commercial Banks	1,043,947	19,884,705
Old Mutual PLC	Insurance	12,583,248	42,939,384
Remgro Ltd.	Diversified Financial Services	1,919,805	48,759,692
Standard Bank Group Ltd.	Commercial Banks	381,892	5,149,106

			215,660,090

South Korea 15.0%
[a]GS Holdings Corp.	Oil, Gas & Consumable Fuels	273,800	8,861,699
Hana Financial Group Inc.	Commercial Banks	452,748	23,805,782
[a]Hite Brewery Co. Ltd.	Beverages	33,452	4,298,402
[a]Hyundai Development Co.	Construction & Engineering	259,620	15,856,361
[a]Kangwon Land Inc.	Hotels Restaurants & Leisure	1,267,005	27,519,894
LG Card Co. Ltd.	Consumer Finance	358,580	23,866,776
[a]LG Corp.	Industrial Conglomerates	93,390	2,997,518
[a]Lotte Shopping Co. Ltd.	Multiline Retail	36,570	15,178,516
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	109,028	71,864,692
Samsung Fine Chemicals Co. Ltd.	Chemicals	12,670	317,431
[a]Shinhan Financial Group Co. Ltd.	Commercial Banks	331,000	16,905,914
[a]SK Corp.	Oil, Gas & Consumable Fuels	248,030	19,469,022
SK Telecom Co. Ltd.	Wireless Telecommunication Services	70,760	16,929,140

			247,871,147

Sweden 0.9%
Oriflame Cosmetics SA, SDR	Personal Products	354,688	14,599,197

Taiwan 12.3%
Asustek Computer Inc.	Computers & Peripherals	6,387,900	17,486,594
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	6,265,860	11,652,942
D-Link Corp.	Communications Equipment	7,292,411	9,556,113
Lite-On Technology Corp.	Computers & Peripherals	9,937,092	13,433,448
MediaTek Inc.	Semiconductors & Semiconductor Equipment	737,770	7,630,152
Mega Financial Holding Co. Ltd.	Commercial Banks	24,442,503	17,965,259
President Chain Store Corp.	Food & Staples Retailing	5,007,144	12,093,363
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	8,893,772	15,311,972
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	4,144,521	6,512,183
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	9,746,972	11,890,199
Synnex Technology International Corp.	Electronic Equipment & Instruments	5,286,936	6,684,725
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	16,249,302	16,855,191
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	19,298,004	39,975,917
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	18,554,000	11,530,413
[a]Yageo Corp.	Electronic Equipment & Instruments	7,495,000	3,496,210

			202,074,681

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Thailand 2.7%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	6,272,600	$11,058,886
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	880,000	5,212,976
Siam Cement Public Co. Ltd., fgn.	Construction Materials	1,736,714	12,443,593
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	4,325,000	7,076,164
Thai Airways International Public Co. Ltd., fgn.	Airlines	3,900,700	4,896,506
Thai Beverages Co. Ltd., fgn.	Beverages	17,228,000	3,033,395
[a]True Corp. Public Co. Ltd., fgn., rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			43,721,520

Turkey 7.9%
Akbank TAS	Commercial Banks	7,419,776	45,079,529
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	19,690	608,575
Arcelik AS, Br.	Household Durables	2,342,781	13,820,008
[a]KOC Holding AS	Industrial Conglomerates	793,245	3,082,195
[a]Migros Turk TAS	Food & Staples Retailing	63,956	826,842
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	1,353,260	23,135,918
[a]Turk Hava Yollari Anonim Ortakligi	Airlines	420,000	1,809,961
[a,b]Turk Hava Yollari Anonim Ortakligi, 144A	Airlines	1,785,000	7,692,335
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	3,706,728	18,723,494
Turkiye Vakiflar Bankasi T.A.O.	Commercial Banks	3,167,635	14,881,507

			129,660,364

United Kingdom 2.2%
HSBC Holdings PLC	Commercial Banks	1,103,488	20,228,095
Provident Financial PLC	Consumer Finance	1,163,037	15,977,598

			36,205,693

Total Long Term Investments (Cost $1,109,626,099)			1,621,127,368

		Principal Amount
Short Term Investment (Cost $28,752,657) 1.7%
U.S. Government and Agency Securities 1.7%
[d]FHLB, 1/02/07		$28,768,000	28,768,000

Total Investments (Cost $1,138,378,756) 100.0%			1,649,895,368
Other Assets, less Liabilities 0.0%[e]			110,384

Net Assets 100.0%			$1,650,005,752

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLB - Federal Home Loan Bank

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the aggregate value of these securities was $26,140,849, representing 1.58% of net assets.

[c]	See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.
[d]	The security is traded on a discount basis with no stated coupon rate.
[e]	Rounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$1,138,378,756

Value	$1,649,895,368
Foreign currency, at value (cost $1,695,601)	1,696,692
Receivables:
Investment securities sold	11,470,054
Capital shares sold	1,404,800
Dividends	3,549,718
Foreign tax	234,375

Total assets	1,668,251,007

Liabilities:
Payables:
Investment securities purchased	12,629,482
Capital shares redeemed	2,368,541
Affiliates	2,198,422
Funds advanced by custodian	203,564
Deferred taxes	219,469
Accrued expenses and other liabilities	625,777

Total liabilities	18,245,255

Net assets, at value	$1,650,005,752

Net assets consist of:
Paid-in capital	$993,247,172
Undistributed net investment income	14,021,116
Net unrealized appreciation (depreciation)	511,351,956
Accumulated net realized gain (loss)	131,385,508

Net assets, at value	$1,650,005,752

Class 1:
Net assets, at value	$749,119,774

Shares outstanding	53,818,737

Net asset value and maximum offering price per share	$13.92

Class 2:
Net assets, at value	$857,514,239

Shares outstanding	62,180,852

Net asset value and maximum offering price per share	$13.79

Class 3:
Net assets, at value	$43,371,739

Shares outstanding	3,148,106

Net asset value and maximum offering price per share[a]	$13.78

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,959,214)	$50,338,302
Interest	1,265,903
Other income (Note 8)	127,029

Total investment income	51,731,234

Expenses:
Management fees (Note 3a)	18,722,761
Administrative fees (Note 3b)	1,713,923
Distribution fees: (Note 3c)
Class 2	1,945,195
Class 3	67,037
Unaffiliated transfer agent fees	1,349
Custodian fees (Note 4)	1,403,325
Reports to shareholders	392,353
Professional fees	87,815
Trustees’ fees and expenses	7,461
Other	49,028

Total expenses	24,390,247
Expense reductions (Note 4)	(6,678)

Net expenses	24,383,569

Net investment income	27,347,665

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $367,379)	179,335,833
Foreign currency transactions	(471,937)

Net realized gain (loss)	178,863,896

Net change in unrealized appreciation (depreciation) on:
Investments	155,108,514
Translation of assets and liabilities denominated in foreign currencies	45,295
Change in deferred taxes on unrealized appreciation	(48,185)

Net change in unrealized appreciation (depreciation)	155,105,624

Net realized and unrealized gain (loss)	333,969,520

Net increase (decrease) in net assets resulting from operations	$361,317,185

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$27,347,665	$16,601,225
Net realized gain (loss) from investments and foreign currency transactions	178,863,896	99,606,542
Net change in unrealized appreciation (depreciation) on investments, and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	155,105,624	142,802,430

Net increase (decrease) in net assets resulting from operations	361,317,185	259,010,197

Distributions to shareholders from:
Net investment income:
Class 1	(8,939,497)	(7,605,217)
Class 2	(8,560,133)	(5,680,711)
Class 3	(315,203)	(9,713)

Total distributions to shareholders	(17,814,833)	(13,295,641)

Capital share transactions: (Note 2)
Class 1	(65,550,558)	44,513,024
Class 2	32,574,378	208,495,324
Class 3	25,467,947	10,396,752

Total capital share transactions	(7,508,233)	263,405,100

Redemption fees	19,233	1,964

Net increase (decrease) in net assets	336,013,352	509,121,620
Net assets:
Beginning of year	1,313,992,400	804,870,780

End of year	$1,650,005,752	$1,313,992,400

Undistributed net investment income included in net assets:
End of year	$14,021,116	$4,018,236

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,227,856	$99,913,441	10,118,344	$96,449,675
Shares issued in reinvestment of distributions	823,158	8,939,497	833,905	7,605,217
Shares redeemed	(14,545,716)	(174,403,496)	(6,292,757)	(59,541,868)

Net increase (decrease)	(5,494,702)	$(65,550,558)	4,659,492	$44,513,024

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2006		2005
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	18,145,883	$219,369,554	27,948,311	$264,714,321
Shares issued in reinvestment of distributions	794,812	8,560,133	627,010	5,680,711
Shares redeemed	(16,460,489)	(195,355,309)	(6,666,146)	(61,899,708)

Net increase (decrease)	2,480,206	$32,574,378	21,909,175	$208,495,324

Class 3 Shares:
Shares sold	2,626,549	$31,906,146	1,108,615	$10,932,663
Shares issued in reinvestment of distributions	29,294	315,203	1,051	9,523
Shares redeemed	(564,285)	(6,753,402)	(54,521)	(545,434)

Net increase (decrease)	2,091,558	$25,467,947	1,055,145	$10,396,752

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended December 31, 2006, the Fund utilized $45,185,834 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$17,814,833	$13,295,641

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $85,514.

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,168,670,771

Unrealized appreciation	$516,252,357
Unrealized depreciation	(35,027,760)

Net unrealized appreciation (depreciation)	$481,224,597

Undistributed ordinary income	$47,356,940
Undistributed long term capital gains	128,427,211

Distributable earnings	$175,784,151

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES (continued)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $805,756,349 and $798,580,124, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $128,427,211 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Shareholders shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2007, semi-annual report of the Fund.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+21.44%	+11.29%	+7.91%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (effective date), the average annual total return of Class 2 shares was +7.76%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned +26.86% for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world’s central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity — whether petrodollars, corporate cash, private equity, household savings or central banks’ reserves — continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board’s decisions since June to hold the federal funds target rate at 5.25%, as well with as lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion.2 This figure surpassed the $3.4 trillion mark set in 2000.2 Announced deals from private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago.3

With this economic backdrop, the non-U.S. equity markets — including emerging markets that remained a major magnet for global fund flows — led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, Fund performance versus the benchmark index was driven by several factors. Stock selection in the consumer discretionary sector provided a significant boost to relative performance.4 German auto maker BMW (not an index component), U.K. publisher Pearson, U.K. foodservice giant Compass Group, and U.K. apparel manufacturer Burberry Group were some of the sector’s standout performers.

The Fund’s results were also aided by investments in the telecommunication services sector, benefiting from stock selection and a significantly overweighted allocation relative to the index.5 Notable contributors included Norway’s Telenor, Spain’s Telefonica, U.K.

2. Source: “Can M&A’s ‘Best of Times’ Get Better?,” The Wall Street Journal, 1/2/07.

3. Source: “TPG tops buy-out league with $101bn,” The Wall Street Journal, 12/27/06.

4. The consumer discretionary sector comprises hotels, restaurants and leisure; household durables; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

5. The telecommunications sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

wireless provider Vodafone Group, Russian wireless provider Mobile TeleSystems and China Mobile. Mobile TeleSystems and China Mobile are not part of the index.

The Fund’s industrials sector position also benefited relative performance due to stock selection and an underweighted allocation.6 Notable contributors included Australia’s Qantas Airways and European wind turbine manufacturers and wind farm operators Vestas Wind Systems and Gamesa Corporacion Tecnologica, which each experienced significant sales growth as interest increased in clean and renewable energy sources.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2006, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Despite the Fund’s positive results, there were some disappointments. Although the financials sector made the greatest absolute contribution to returns of any sector held by the Fund, relative performance versus the index suffered somewhat due to stock selection and our underweighting during a year of strong performance.7 Laggard stocks included Japanese banks Shinsei Bank, Mitsubishi UFJ Financial Group and Sumitomo Mitsui Financial Group, and insurer Sompo Japan Insurance.

The information technology sector hurt relative returns due to stock selection, especially within the technology hardware and equipment industry.8 Detractors from relative performance included Israeli Internet

6. The industrials sector comprises airlines, commercial services and supplies, electrical equipment, and industrial conglomerates in the SOI.

7. The financials sectors comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

8. The information technology sector comprises computers and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund 12/31/06

Company Sector/Industry, Country	% of Total Net Assets
Sumitomo Mitsui Financial Group Inc.	2.6%
Commercial Banks, Japan
Cheung Kong (Holdings) Ltd.	2.2%
Real Estate Management & Development, Hong Kong
Sanofi-Aventis	2.1%
Pharmaceuticals, France
GlaxoSmithKline PLC	2.0%
Pharmaceuticals, U.K.
ING Groep NV	2.0%
Diversified Financial Services, Netherlands
Mitsubishi UFJ Financial Group Inc.	1.9%
Commercial Banks, Japan
Royal Dutch Shell PLC, B	1.8%
Oil, Gas & Consumable Fuels, U.K.
British Sky Broadcasting Group PLC	1.8%
Media, U.K.
ACE Ltd.	1.8%
Insurance, Bermuda
Siemens AG	1.6%
Industrial Conglomerates, Germany

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

security specialist CheckPoint Software Technologies, Japanese industrial electronics manufacturer Hitachi, Singaporean computer hardware maker Flextronics International, and South Korean semiconductor manufacturer Samsung Electronics. Flextronics and Samsung are not index components.

Stock selection among health care sector stocks also hindered relative results, particularly large European pharmaceuticals producers GlaxoSmithKline and Sanofi-Aventis.9

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

9. The health care sector comprises health care providers and services and pharmaceuticals in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,133.90	$5.38
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.84		$14.53		$12.37		$9.51	$11.85

Income from investment operations[a]:
Net investment income[b]	0.46		0.30		0.26		0.19	0.22
Net realized and unrealized gains (losses)	2.94		1.20		2.05		2.87	(2.37)

Total from investment operations	3.40		1.50		2.31		3.06	(2.15)

Less distributions from net investment income	(0.24)		(0.19)		(0.15)		(0.20)	(0.19)

Redemption fees	—	[d]	—	[d]	—	[d]	—	—

Net asset value, end of year	$19.00		$15.84		$14.53		$12.37	$9.51

Total return[c]	21.70%		10.48%		18.87%		32.55%	(18.40)%
Ratios/supplemental data
Net assets, end of year (000’s)	$594,991		$531,775		$506,456		$472,665	$397,420
Ratios to average net assets:
Expenses	0.75%	[e]	0.77%	[e]	0.82%	[e]	0.87%	0.88%
Net investment income	2.63%		2.03%		1.95%		1.81%	1.97%
Portfolio turnover rate	18.97%	[f]	14.61%		10.91%		18.01%	28.12%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.63		$14.35		$12.24		$9.42	$11.74

Income from investment operations[a]:
Net investment income[b]	0.40		0.26		0.22		0.15	0.17
Net realized and unrealized gains (losses)	2.91		1.19		2.03		2.85	(2.32)

Total from investment operations	3.31		1.45		2.25		3.00	(2.15)

Less distributions from net investment income	(0.21)		(0.17)		(0.14)		(0.18)	(0.17)

Redemption fees	—	[d]	—	[d]	—	[d]	—	—

Net asset value, end of year	$18.73		$15.63		$14.35		$12.24	$9.42

Total return[c]	21.44%		10.17%		18.53%		32.21%	(18.56)%

Ratios/supplemental data
Net assets, end of year (000’s)	$2,941,374		$2,232,990		$1,445,928		$653,594	$299,760
Ratios to average net assets:
Expenses	1.00%	[e]	1.02%	[e]	1.07%	[e]	1.12%	1.13%
Net investment income	2.38%		1.78%		1.70%		1.56%	1.72%
Portfolio turnover rate	18.97%	[f]	14.61%		10.91%		18.01%	28.12%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2006	2005	2004[g]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.60	$14.35	$12.48

Income from investment operations[a]:
Net investment income[b]	0.37	0.25	0.09
Net realized and unrealized gains (losses)	2.94	1.18	1.92

Total from investment operations	3.31	1.43	2.01

Less distributions from net investment income	(0.23)	(0.18)	(0.14)

Redemption fees	—[d]	—[d]	—[d]

Net asset value, end of year	$18.68	$15.60	$14.35

Total return[c]	21.46%	10.13%	16.25%
Ratios/supplemental data
Net assets, end of year (000’s)	$150,417	$47,462	$16,559
Ratios to average net assets:
Expenses	1.00%[e]	1.02%[e]	1.07%[e,h]
Net investment income	2.38%	1.78%	1.70% [h]
Portfolio turnover rate	18.97% [f]	14.61%	10.91%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.
[g]	For the period May 1, 2004 (effective date) to December 31, 2004.
[h]	Annualized.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments 93.2%
Common Stocks 91.7%
Air Freight & Logistics 0.9%
Deutsche Post AG	Germany	1,087,912	$32,886,648

Airlines 0.8%
Qantas Airways Ltd.	Australia	7,008,990	28,881,721

Automobiles 0.8%
Bayerische Motoren Werke AG	Germany	521,239	29,999,482

Capital Markets 2.2%
Amvescap PLC	United Kingdom	4,806,294	56,097,934
Nomura Holdings Inc.	Japan	1,255,218	23,673,410

			79,771,344

Chemicals 1.4%
Ciba Specialty Chemicals AG	Switzerland	550,500	36,615,670
Lonza Group AG	Switzerland	163,930	14,165,877

			50,781,547

Commercial Banks 13.2%
Banco Santander Central Hispano SA	Spain	1,814,669	33,871,715
DBS Group Holdings Ltd.	Singapore	1,240,347	18,280,245
Hana Financial Group Inc.	South Korea	672,040	35,336,297
[a]Kookmin Bank, ADR	South Korea	295,869	23,858,876
Mega Financial Holding Co. Ltd.	Taiwan	34,084,000	25,051,766
Mitsubishi UFJ Financial Group Inc.	Japan	5,541	68,427,521
Nordea Bank AB, FDR	Sweden	2,018,478	31,227,843
Royal Bank of Scotland Group PLC	United Kingdom	998,998	38,990,804
[a]Shinhan Financial Group Co. Ltd.	South Korea	762,930	38,966,855
Shinsei Bank Ltd.	Japan	4,217,368	24,800,753
[b]Shinsei Bank Ltd., 144A	Japan	500,110	2,940,959
Sumitomo Mitsui Financial Group Inc.	Japan	9,191	94,199,353
UniCredito Italiano SpA	Italy	5,668,225	49,682,738

			485,635,725

Commercial Services & Supplies 1.2%
Rentokil Initial PLC	United Kingdom	6,271,598	20,388,091
Securitas AB, B	Sweden	1,278,238	19,823,212
[a]Securitas Systems AB, B	Sweden	1,278,238	5,168,028

			45,379,331

Computers & Peripherals 1.0%
Compal Electronics Inc.	Taiwan	12,789,038	11,401,613
Lite-On Technology Corp.	Taiwan	15,656,068	21,164,640
NEC Corp.	Japan	1,000,219	4,781,153

			37,347,406

Containers & Packaging 0.9%
Amcor Ltd.	Australia	5,968,788	34,160,269

Diversified Financial Services 3.5%
ING Groep NV	Netherlands	1,621,448	71,895,778
KKR Private Equity Investors LP	Guernsey Islands	1,150,749	26,294,615
[b]KKR Private Equity Investors LP, 144A	Guernsey Islands	1,255,000	28,676,750

			126,867,143

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Diversified Telecommunication Services 7.7%
BCE Inc.	Canada	1,316,452	$35,474,441
China Telecom Corp. Ltd., H	China	58,406,357	31,984,353
Chunghwa Telecom Co. Ltd., ADR	Taiwan	1,965,744	38,784,129
France Telecom SA	France	1,996,173	55,204,257
[a]KT Corp., ADR	South Korea	397,895	10,086,638
Singapore Telecommunications Ltd.	Singapore	5,295,000	11,325,834
Telefonica SA, ADR	Spain	612,344	39,036,930
Telefonos de Mexico SA de CV, L, ADR	Mexico	1,476,635	41,729,705
Telenor ASA	Norway	1,074,804	20,209,887

			283,836,174

Electric Utilities 1.2%
[a]British Energy Group PLC	United Kingdom	2,644,330	28,132,327
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	16,916,529

			45,048,856

Electrical Equipment 1.8%
Gamesa Corp. Tecnologica SA	Spain	469,878	12,932,472
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	1,012,244	27,860,033
[a]Vestas Wind Systems AS	Denmark	633,788	26,785,542

			67,578,047

Electronic Equipment & Instruments 1.8%
Electrocomponents PLC	United Kingdom	2,624,686	15,073,206
[a]Flextronics International Ltd.	Singapore	1,755,290	20,150,729
Hitachi Ltd.	Japan	3,178,263	19,811,578
Venture Corp. Ltd.	Singapore	1,339,613	11,793,522

			66,829,035

Food & Staples Retailing 2.2%
Alliance Boots PLC	United Kingdom	3,483,927	57,174,627
William Morrison Supermarkets PLC	United Kingdom	4,622,259	23,037,340

			80,211,967

Food Products 1.9%
Nestle SA	Switzerland	103,509	36,780,926
Unilever PLC	United Kingdom	1,170,483	32,732,832

			69,513,758

Health Care Providers & Services 0.4%
Celesio AG	Germany	279,850	14,891,158
[a]Hutchison China Meditech Ltd.	Hong Kong	177	629

			14,891,787

Hotels Restaurants & Leisure 1.9%
Compass Group PLC	United Kingdom	9,792,178	55,611,879
TUI AG	Germany	792,560	15,892,063

			71,503,942

Household Durables 2.3%
[a]Husqvarna AB, B	Sweden	785,757	12,271,719
Koninklijke Philips Electronics NV	Netherlands	899,289	33,915,629
Sony Corp.	Japan	904,219	38,740,849

			84,928,197

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Industrial Conglomerates 3.2%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	$33,297,191
Siemens AG	Germany	606,534	60,529,531
Smiths Group PLC	United Kingdom	1,223,141	23,749,776

			117,576,498

Insurance 7.1%
ACE Ltd.	Bermuda	1,075,149	65,121,775
Aviva PLC	United Kingdom	1,850,740	29,792,538
AXA SA	France	453,589	18,363,973
[b]AXA SA, 144A	France	38,270	1,549,396
Old Mutual PLC	South Africa	12,806,104	43,699,864
Sompo Japan Insurance Inc.	Japan	1,601,485	19,575,425
Swiss Reinsurance Co.	Switzerland	495,733	42,146,764
XL Capital Ltd., A	Bermuda	591,272	42,583,409

			262,833,144

Leisure Equipment & Products 1.0%
FUJIFILM Holdings Corp.	Japan	921,374	37,850,371

Media 5.2%
British Sky Broadcasting Group PLC	United Kingdom	6,401,066	65,435,448
Eutelsat Communications	France	2,081,860	39,793,344
Pearson PLC	United Kingdom	3,409,246	51,509,169
Reed Elsevier NV	Netherlands	2,012,869	34,329,572

			191,067,533

Metals & Mining 1.1%
Barrick Gold Corp.	Canada	663,561	20,415,071
POSCO, ADR	South Korea	255,230	21,099,864

			41,514,935

Multi-Utilities 1.7%
Centrica PLC	United Kingdom	2,772,071	19,244,687
Suez SA	France	814,356	42,171,881

			61,416,568

Oil, Gas & Consumable Fuels 7.7%
BP PLC	United Kingdom	4,777,726	53,097,904
Eni SpA	Italy	1,493,373	50,229,410
Hindustan Petroleum Corp. Ltd.	India	1,031,444	6,509,215
Indian Oil Corp. Ltd.	India	267,497	2,728,936
Reliance Industries Ltd.	India	1,374,378	39,577,039
Repsol YPF SA	Spain	1,487,591	51,448,793
Royal Dutch Shell PLC, B	United Kingdom	1,879,537	65,886,158
Total SA, B	France	204,496	14,752,491

			284,229,946

Paper & Forest Products 3.2%
Norske Skogindustrier ASA	Norway	1,362,151	23,483,102
Stora Enso OYJ, R	Finland	2,665,971	42,025,465
UPM-Kymmene OYJ	Finland	2,066,829	52,165,431

			117,673,998

Pharmaceuticals 4.9%
GlaxoSmithKline PLC	United Kingdom	2,755,715	72,531,029
Sanofi-Aventis	France	855,625	79,006,268
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	28,926,611

			180,463,908

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Real Estate Management & Development 2.2%
Cheung Kong (Holdings) Ltd.	Hong Kong	6,650,922	$81,863,158

Semiconductors & Semiconductor Equipment 2.6%
[a]Infineon Technologies AG	Germany	1,396,863	19,656,283
Samsung Electronics Co. Ltd.	South Korea	85,747	56,519,259
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	10,180,816	21,089,614

			97,265,156

Software 0.9%
[a]Check Point Software Technologies Ltd.	Israel	1,448,281	31,746,320

Specialty Retail 0.5%
Kingfisher PLC	United Kingdom	3,691,096	17,239,870

Textiles, Apparel & Luxury Goods 0.5%
Burberry Group PLC	United Kingdom	1,512,618	19,121,228

Water Utilities 0.6%
Companhia de Saneamento Basico do Estado de San Paulo, ADR	Brazil	635,130	21,505,502

Wireless Telecommunication Services 2.2%
Mobile Telesystems, ADR	Russia	633,420	31,791,350
Vodafone Group PLC, ADR	United Kingdom	1,773,520	49,268,385

			81,059,735

Total Common Stocks (Cost $2,562,370,104)			3,380,480,249

Preferred Stocks 1.5%
Diversified Telecommunication Services 1.0%
Tele Norte Leste Participacoes SA, ADR, pfd.	Brazil	2,524,665	37,668,001

Metals & Mining 0.5%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	648,056	17,011,470

Total Preferred Stocks (Cost $40,938,689)			54,679,471

Total Long Term Investments (Cost $2,603,308,792)			3,435,159,720

Short Term Investment (Cost $251,571,388) 6.8%
Money Market Fund 6.8%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.97%	United States	251,571,388	251,571,388

Total Investments (Cost $2,854,880,180) 100.0%			3,686,731,108
Other Assets, less Liabilities 0.0%			50,603

Net Assets 100.0%			$3,686,781,711

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the aggregate value of these securities was $61,027,138, representing 1.66% of net assets.

[c]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,603,308,792
Cost - Sweep Money Fund (Note 7)	251,571,388

Total cost of investments	$2,854,880,180

Value - Unaffiliated issuers	$3,435,159,720
Value - Sweep Money Fund (Note 7)	251,571,388

Total value of investments	3,686,731,108
Cash	224,683
Receivables:
Capital shares sold	7,715,765
Dividends	3,986,528

Total assets	3,698,658,084

Liabilities:
Payables:
Investment securities purchased	281,308
Capital shares redeemed	6,717,358
Affiliates	3,394,595
Deferred taxes	900,228
Accrued expenses and other liabilities	582,884

Total liabilities	11,876,373

Net assets, at value	$3,686,781,711

Net assets consist of:
Paid-in capital	$2,598,327,587
Undistributed net investment income	79,126,854
Net unrealized appreciation (depreciation)	831,026,902
Accumulated net realized gain (loss)	178,300,368

Net assets, at value	$3,686,781,711

Class 1:
Net assets, at value	$594,991,084

Shares outstanding	31,323,485

Net asset value and maximum offering price per share	$19.00

Class 2:
Net assets, at value	$2,941,373,961

Shares outstanding	157,076,790

Net asset value and maximum offering price per share	$18.73

Class 3:
Net assets, at value	$150,416,666

Shares outstanding	8,051,834

Net asset value and maximum offering price per share[a]	$18.68

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Templeton Foreign Securities Fund
Investment income:
Dividends: (net of foreign taxes $6,331,561)
Unaffiliated issuers	$94,252,227
Sweep Money Fund (Note 7)	13,479,710
Other income (Note 10)	37,270

Total investment income	107,769,207

Expenses:
Management fees (Note 3a)	19,201,074
Administrative fees (Note 3b)	2,961,776
Distribution fees: (Note 3c)
Class 2	6,336,161
Class 3	220,422
Unaffiliated transfer agent fees	1,959
Custodian fees (Note 4)	928,195
Reports to shareholders	593,356
Professional fees	128,644
Trustees’ fees and expenses	14,831
Other	79,785

Total expenses	30,466,203
Expense reductions (Note 4)	(17,577)

Net expenses	30,448,626

Net investment income	77,320,581

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Includes gains from a redemption in-kind of $34,808,242) (Note 9)	215,017,237
Foreign currency transactions	1,699,890

Net realized gain (loss)	216,717,127

Net change in unrealized appreciation (depreciation) on:
Investments	343,266,282
Translation of assets and liabilities denominated in foreign currencies	39,935
Change in deferred taxes on unrealized appreciation	(900,228)

Net change in unrealized appreciation (depreciation)	342,405,989

Net realized and unrealized gain (loss)	559,123,116

Net increase (decrease) in net assets resulting from operations	$636,443,697

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$77,320,581	$42,879,381
Net realized gain (loss) from investments and foreign currency transactions	216,717,127	105,273,303
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies and deferred taxes	342,405,989	103,792,704

Net increase (decrease) in net assets resulting from operations	636,443,697	251,945,388

Distribution to shareholders from:
Net investment income:
Class 1	(7,899,286)	(6,459,354)
Class 2	(30,532,245)	(20,723,612)
Class 3	(1,067,001)	(354,063)

Total distributions to shareholders	(39,498,532)	(27,537,029)

Capital share transactions: (Note 2)
Class 1	(39,662,208)	(19,374,244)
Class 2	232,018,498	610,744,172
Class 3	85,243,717	27,501,947

Total capital share transactions	277,600,007	618,871,875

Redemption fees	9,162	4,290

Net increase (decrease) in net assets	874,554,334	843,284,524
Net assets:
Beginning of year	2,812,227,377	1,968,942,853

End of year	$3,686,781,711	$2,812,227,377

Undistributed net investment income included in net assets:
End of year	$79,126,854	$39,493,779

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,328,810	$39,073,549	3,758,655	$55,211,998
Shares issued in reinvestment of distributions	492,781	7,899,286	453,606	6,459,354
Shares redeemed	(5,075,580)	(86,635,043)	(5,489,770)	(81,045,596)

Net increase (decrease)	(2,253,989)	$(39,662,208)	(1,277,509)	$(19,374,244)

	Year Ended December 31,
	2006		2005
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	43,227,824	$728,731,224	51,344,360	$745,826,623
Shares issued in reinvestment of distributions	1,925,158	30,455,999	1,472,894	20,723,612
Shares redeemed in-kind (Note 9)	(8,720,489)	(151,213,281)	—	—
Shares redeemed	(22,264,085)	(375,955,444)	(10,646,257)	(155,806,063)

Net increase (decrease)	14,168,408	$232,018,498	42,170,997	$610,744,172

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2006		2005
Class 3 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,176,865	$88,136,330	2,107,457	$30,752,443
Shares issued in reinvestment of distributions	67,617	1,067,001	25,189	353,916
Shares redeemed	(234,367)	(3,959,614)	(244,990)	(3,604,412)

Net increase (decrease)	5,010,115	$85,243,717	1,887,656	$27,501,947

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2006, the Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

Prior to May 1, 2006, the annualized rate of 0.600% was applicable to net assets in excess of $1.3 billion.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended December 31, 2006, the Fund utilized $1,301,670 of capital loss carryforwards.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $606,955.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$39,498,532	$27,537,029

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,854,880,180

Unrealized appreciation	$856,496,210
Unrealized depreciation	(24,645,282)

Net unrealized appreciation (depreciation)	$831,850,928

Undistributed ordinary income	$87,855,172
Undistributed long term capital gains	170,179,007

Distributable earnings	$258,034,179

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of gains realized on in-kind shareholder redemptions and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $1,135,821,788 and $549,647,692, respectively. Sales of investments excludes $151,213,281 of an in-kind redemption.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $34,808,242 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $170,179,007 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record in June 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Shareholders shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2007, semi-annual report of the Fund.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

We are pleased to bring you Templeton Global Asset Allocation Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+21.11%	+12.86%	+9.48%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Asset Allocation Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (effective date), the average annual total return of Class 2 shares was +9.22%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan (JPM) Government Bond Index (GBI) Global. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund normally invests substantially to primarily in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably with its broad equity benchmark, the MSCI AC World Index, which returned +21.53% for the period under review, while outperforming its fixed income benchmark, the JPM GBI Global, which had a +5.94% total return during the same time.1

Economic and Market Overview

The global economy grew in 2006, although gross domestic product (GDP) growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world’s central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity — whether petrodollars, corporate cash, private equity, household savings or central banks’ reserves — continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board’s (Fed’s) decisions since June to hold the federal funds target rate at 5.25%, as well as with lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

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of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion.2 This figure surpassed the $3.4 trillion mark set in 2000.2 Announced deals from private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago.3

The U.S. trade and current account deficits grew to record size during the year. The current account deficit, which was 6.8% of GDP in third quarter 2006, was largely the result of low American savings that made the U.S. dependent on short-term financing from Asian and oil- producing countries with current account surpluses.4 Monetary policy did not loosen in response to this slowdown because inflationary concerns persisted, and the Fed kept its rate steady since June to slow the economy and reduce inflationary pressure.

In Japan, industrial production increased along with capacity utilization, an indication of economic improvement despite continuing low real GDP growth. The Bank of Japan raised its interest rate 25 basis points during the year in response to rising consumer prices in the second quarter, a positive sign for an economy that suffered prolonged deflation.

Many emerging market economies had a very good year, particularly commodity exporters. High international prices for raw materials, caused in part by Asia’s surge in demand, resulted in strong export growth. Higher profits in these sectors also increased foreign investment and boosted overall production. Growth helped improve many countries’ debt profiles, as did high liquidity in the international market, which lowered the cost of debt. Finally, inflation dropped in many countries due to effective monetary and fiscal policies.

With this economic backdrop, the non-U.S. equity markets —including emerging markets that remained a major magnet for global fund flows — led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs. Fixed income markets, on the other hand, were somewhat constrained by higher interest rates and robust equity markets.

2. Source: “Can M&A’s ‘Best of Times’ Get Better?,” The Wall Street Journal, 1/2/07.

3. Source: “TPG tops buy-out league with $101bn,” The Wall Street Journal, 12/27/06.

4. Source: Bureau of Economic Analysis.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

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Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates among currencies, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (hedging instruments) to protect against currency risk.

Manager’s Discussion

Equity

During the year under review, Fund performance versus the equity benchmark MSCI AC World Index (the Index) was driven by several factors. Stock selection and an overweighted allocation in the consumer discretionary sector provided a significant boost to relative performance.5 German auto maker BMW, U.S. toy manufacturer Mattel, U.K. publisher Pearson, U.S. cable television and Internet service provider Comcast, U.K. foodservice giant Compass Group, U.S. media conglomerate News Corp. and U.S. satellite provider The DIRECTV Group were some of the Fund’s standout performers within the sector.

The Fund’s industrials sector position also benefited relative performance mainly due to stock selection.6 Notable contributors included U.K. defense contractor BAE Systems and European wind turbine manufacturers and wind farm operators Vestas Wind Systems and Gamesa Corporacion Tecnologica, which each experienced significant sales growth as interest increased in clean and renewable energy sources.

The Fund’s absolute and relative results were also aided by investments in the telecommunication services sector, benefiting from stock selection and a significantly overweighted allocation relative to the Index.7 Notable contributors included Norway’s Telenor, Spain’s Telefonica, U.K. wireless provider Vodafone Group and South Korean telecom operator SK Telecom.

5. The consumer discretionary sector comprises automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; leisure equipment and products; media; multiline retail and specialty retail in the SOI.

6. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment and industrial conglomerates in the SOI.

7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2006, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance (equity portion) was positively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Despite the Fund’s excellent 2006 results, there were a few areas of weakness in the portfolio. Health care stocks contributed to the Fund’s overall returns, but stock selection hindered our results relative to the Index.8 Laggard stocks included U.S. medical devices manufacturer Boston Scientific and U.S. hospital operator Tenet Healthcare.

In general, materials stocks did well in 2006.9 Unfortunately, the Fund was slightly underweighted versus the Index in this strong-performing sector, and missed some of the associated gains.

Fixed Income

Currency Strategy

In the current environment of rising interest rates and low spreads for credit risk, an increased share of total return came from exchange rate movements. Foreign currencies generally performed well in 2006 as the U.S. dollar fell 4.22% against its major trading partners.10 This decline was mainly due to slowing U.S. growth and continuing global imbalances centered on the U.S. current account deficit. Also contributing to the dollar’s depreciation was a narrower gap between U.S. interest rates and those of other developed countries as the Fed paused its rate hikes while other central banks continued theirs. The U.S. dollar’s weakness helped the Fund’s relative performance because the Fund was well diversified in currency exposure and was underweighted in the dollar compared with the benchmark JPM GBI Global.

8. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

9. The materials sector comprises chemicals and paper and forest products in the SOI.

10. Source: Federal Reserve H10 Report.

Top 5 Country Holdings

Templeton Global Asset Allocation Fund

12/31/06

% of Total Net Assets
U.S.	19.7%
U.K.	13.6%
South Korea	5.6%
Germany	4.1%
Japan	3.8%

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund Based on Equity Securities 12/31/06

% of Total Net Assets
Media	7.8%
Pharmaceuticals	4.9%
Insurance	4.5%
Oil, Gas & Consumable Fuels	4.4%
Commercial Banks	4.3%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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In the second half of the year, the Fund added a position in the Japanese yen due to improving fundamentals and our belief that it was relatively cheap because of weak past performance. During that period, deflation ended, the Japanese economy expanded and the central bank raised interest rates. However, the Fund remained underweighted compared with the benchmark index and benefited relatively from the yen’s 0.94% depreciation against the dollar during the year.11 The euro appreciated 11.79% against the dollar, largely because the European Central Bank hiked interest rates 125 basis points and euro-zone growth accelerated to 2.7% in the third quarter compared with a year earlier.11, 12 Despite this strong performance, our commitment to currency diversification led us to favor non-euro European countries. The Fund’s underweighted position versus the euro detracted from relative performance, but this was offset by our overweighted positions in other European currencies that outperformed the euro and the JPM GBI Global.

Our strategy of favoring peripheral countries worked well for the Fund in 2006, particularly in the cases of Sweden and South Korea. The Swedish krona appreciated 16.30% against the dollar in part because interest rates increased 150 basis points.11, 13 Also, Sweden accumulated a trade surplus of $18.9 billion through November and a fiscal surplus of $8.1 billion during that time frame.13 These strong fundamentals and increasing economic activity led the Fund to hold a significantly overweighted position throughout the year that helped relative performance. Also benefiting the Fund, the South Korean won appreciated 8.69% as interest rates increased 75 basis points, international reserves rose, the current account posted a surplus of nearly $6 billion through November, and growth accelerated.11, 14

Interest Rate Strategy

Strong growth in many parts of the world continued to push up interest rates. Therefore, we maintained short duration positions in many countries. However, we found select opportunities where specific cycles created falling interest rate environments that were profitable for the Fund in the past year. One notable example was Indonesia where interest rates were lowered 300 basis points as inflation fell significantly15. The country’s Consumer Price Index (CPI) declined from 17.1% in December 2005 to 6.6% in December 2006.15 Indonesia’s bond market

11. Source: Exshare (via Compustat via FactSet).

12. Source: Eurostat.

13. Sources: Sveriges Riksbank.

14. Source: Bank of Korea.

15. Source: Bank Indonesia.

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returned +29.53% during the year in local currency terms according to the HSBC Asian Local Bond Index (ALBI), and contributed to the Fund’s outperformance.16 Poland was another example where a country’s specific interest rate cycle contributed to the Fund’s relative return. Poland’s bond market returned 5.2% in local currency terms according to the JPM GBI Global.17 Poland ended a long string of interest rate cuts in February, and its interest rate ended down 50 basis points for the year.18

Global Sovereign Debt Strategy

The Fund also invested in sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury curves. This risk premium declined in 2006 and more money entered the market. The yield spread between U.S. Treasuries and the JPM Emerging Markets Bond Index Global fell from 237 to 171 basis points over the 12-month period.17 This trend of higher valuations led the Fund to increasingly find value in local markets. In addition to being relatively cheaper, these instruments could benefit from currency appreciation in a weak dollar environment. The Fund’s performance benefited from the improving outlook for sovereign debt, especially of non-Japan Asia and Latin America, because lower perceived risk of credit events led to higher prices.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

16. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

17. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

18. Source: National Bank of Poland.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Asset Allocation Fund–Class 2

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,131.00	$5.59
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.06	$21.11	$18.78	$14.59	$15.51

Income from investment operations[a]:
Net investment income[b]	0.64	0.49	0.48	0.41	0.39
Net realized and unrealized gains (losses)	3.36	0.28	2.42	4.23	(1.01)

Total from investment operations	4.00	0.77	2.90	4.64	(0.62)

Less distributions from:
Net investment income and net foreign currency gains	(1.66)	(0.82)	(0.57)	(0.45)	(0.30)
Net realized gains	(1.44)	—	—	—	—

Total distributions	(3.10)	(0.82)	(0.57)	(0.45)	(0.30)

Net asset value, end of year	$21.96	$21.06	$21.11	$18.78	$14.59

Total return[c]	21.39%	3.85%	15.94%	32.31%	(4.17)%
Ratios/supplemental data
Net assets, end of year (000’s)	$276,790	$638,006	$625,728	$572,798	$425,470
Ratios to average net assets:
Expenses	0.84% [d]	0.85% [d]	0.84% [d]	0.81%	0.81%
Net investment income	2.91%	2.36%	2.52%	2.54%	2.56%
Portfolio turnover rate	23.74% [e]	26.23%	27.43%	34.25%	27.27%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Benefit of expense reduction rounds to less than 0.01%.
[e]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

TGA-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.88	$20.94	$18.64	$14.49	$15.41

Income from investment operations[a]:
Net investment income[b]	0.52	0.43	0.43	0.36	0.34
Net realized and unrealized gains (losses)	3.40	0.29	2.41	4.20	(1.00)

Total from investment operations	3.92	0.72	2.84	4.56	(0.66)

Less distributions from:
Net investment income and net foreign currency gains	(1.61)	(0.78)	(0.54)	(0.41)	(0.26)
Net realized gains	(1.44)	—	—	—	—

Total distributions	(3.05)	(0.78)	(0.54)	(0.41)	(0.26)

Net asset value, end of year	$21.75	$20.88	$20.94	$18.64	$14.49

Total return[c]	21.11%	3.55%	15.72%	31.95%	(4.39)%
Ratios/supplemental data
Net assets, end of year (000’s)	$78,021	$68,385	$65,806	$55,754	$39,926
Ratios to average net assets:
Expenses	1.09% [d]	1.10% [d]	1.09% [d]	1.06%	1.06%
Net investment income	2.66%	2.11%	2.27%	2.29%	2.31%
Portfolio turnover rate	23.74% [e]	26.23%	27.43%	34.25%	27.27%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Benefit of expense reduction rounds to less than 0.01%.
[e]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

TGA-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants	Value
Long Term Investments 91.9%
Common Stocks and Warrants 63.4%
Aerospace & Defense 1.2%
BAE Systems PLC	United Kingdom	293,926	$2,450,659
[a]Raytheon Co., wts., 6/14/11	United States	157	2,814
[a]Rolls-Royce Group PLC	United Kingdom	204,428	1,792,529
[a]Rolls-Royce Group PLC, B	United Kingdom	7,502,507	14,913

			4,260,915

Air Freight & Logistics 1.0%
Deutsche Post AG	Germany	112,393	3,397,544

Automobiles 0.7%
Bayerische Motoren Werke AG	Germany	42,925	2,470,513

Capital Markets 1.2%
Amvescap PLC	United Kingdom	193,261	2,255,697
Morgan Stanley	United States	13,607	1,108,018
Nomura Holdings Inc.	Japan	54,494	1,027,757

			4,391,472

Chemicals 0.6%
The Dow Chemical Co.	United States	51,432	2,054,194

Commercial Banks 4.3%
Banco Santander Central Hispano SA	Spain	155,839	2,908,814
DBS Group Holdings Ltd.	Singapore	209,603	3,089,131
HSBC Holdings PLC	United Kingdom	127,347	2,334,404
[a]Kookmin Bank, ADR	South Korea	25,932	2,091,156
Mitsubishi UFJ Financial Group Inc.	Japan	89	1,099,089
Nordea Bank AB, FDR	Sweden	160,175	2,478,065
Sumitomo Mitsui Financial Group Inc.	Japan	119	1,219,641

			15,220,300

Commercial Services & Supplies 1.7%
Group 4 Securicor PLC	United Kingdom	664,467	2,446,367
R. R. Donnelley & Sons Co.	United States	45,646	1,622,259
Rentokil Initial PLC	United Kingdom	635,457	2,065,782

			6,134,408

Communications Equipment 0.6%
[a]Avaya Inc.	United States	160,479	2,243,496

Computers & Peripherals 1.3%
Lite-On Technology Corp.	Taiwan	866,508	1,171,388
Seagate Technology	United States	125,853	3,335,104

			4,506,492

Diversified Consumer Services 0.5%
H&R Block Inc.	United States	80,935	1,864,742

Diversified Financial Services 2.1%
ING Groep NV	Netherlands	92,795	4,114,574
JPMorgan Chase & Co.	United States	68,196	3,293,867

			7,408,441

Diversified Telecommunication Services 3.6%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	63,420	1,251,277
France Telecom SA, ADR	France	119,038	3,297,353

TGA-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants	Value
Long Term Investments (continued)
Common Stocks and Warrants (continued)
Diversified Telecommunication Services (continued)
Singapore Telecommunications Ltd.	Singapore	339,000	$725,110
Telefonica SA, ADR	Spain	44,119	2,812,586
Telefonos de Mexico SA de CV, L, ADR	Mexico	41,929	1,184,913
Telenor ASA	Norway	187,278	3,521,449

			12,792,688

Electric Utilities 0.8%
E.ON AG	Germany	21,441	2,923,437

Electrical Equipment 1.5%
Gamesa Corp. Tecnologica SA	Spain	10,039	276,304
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	124,152	3,417,040
[a]Vestas Wind Systems AS	Denmark	41,732	1,763,704

			5,457,048

Electronic Equipment & Instruments 1.0%
Hitachi Ltd.	Japan	372,089	2,319,402
Venture Corp. Ltd.	Singapore	151,038	1,329,690

			3,649,092

Food & Staples Retailing 0.5%
Alliance Boots PLC	United Kingdom	108,015	1,772,631

Food Products 0.8%
Unilever PLC	United Kingdom	101,782	2,846,358

Health Care Equipment & Supplies 0.7%
[a]Boston Scientific Corp.	United States	142,849	2,454,146

Health Care Providers & Services 0.5%
[a]Tenet Healthcare Corp.	United States	259,563	1,809,154

Hotels Restaurants & Leisure 1.1%
Compass Group PLC	United Kingdom	665,630	3,780,256

Household Durables 1.2%
Koninklijke Philips Electronics NV	Netherlands	79,661	3,004,321
Sony Corp., ADR	Japan	30,013	1,285,457

			4,289,778

Industrial Conglomerates 2.3%
Siemens AG, ADR	Germany	30,680	3,023,514
Smiths Group PLC	United Kingdom	122,680	2,382,082
Tyco International Ltd.	United States	83,615	2,541,896

			7,947,492

Insurance 4.5%
ACE Ltd.	Bermuda	44,783	2,712,507
American International Group Inc.	United States	35,320	2,531,031
Aviva PLC	United Kingdom	139,940	2,252,703
AXA SA	France	92,795	3,756,892
Old Mutual PLC	South Africa	347,710	1,186,534
Swiss Reinsurance Co.	Switzerland	17,079	1,452,041
XL Capital Ltd., A	Bermuda	30,300	2,182,206

			16,073,914

Leisure Equipment & Products 0.7%
FUJIFILM Holdings Corp.	Japan	62,793	2,579,559

TGA-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants	Value
Long Term Investments (continued)
Common Stocks and Warrants (continued)
Media 7.8%
British Sky Broadcasting Group PLC	United Kingdom	302,912	$3,096,544
[a]Comcast Corp., A	United States	88,933	3,724,514
[a]The DIRECTV Group Inc.	United States	150,174	3,745,340
Mediaset SpA	Italy	87,570	1,039,215
News Corp., A	United States	162,113	3,482,187
Pearson PLC	United Kingdom	160,461	2,424,352
Reed Elsevier NV	Netherlands	220,876	3,767,050
Time Warner Inc.	United States	151,764	3,305,420
[a]Viacom Inc., B	United States	70,810	2,905,334

			27,489,956

Multi-Utilities 1.4%
Centrica PLC	United Kingdom	211,452	1,467,974
National Grid PLC	United Kingdom	162,336	2,344,591
Suez SA	France	24,682	1,278,171

			5,090,736

Multiline Retail 0.8%
Target Corp.	United States	47,117	2,688,025

Oil, Gas & Consumable Fuels 4.4%
BP PLC	United Kingdom	219,075	2,434,720
El Paso Corp.	United States	267,614	4,089,142
Eni SpA	Italy	98,648	3,318,013
Repsol YPF SA	Spain	71,406	2,469,598
Royal Dutch Shell PLC, B	United Kingdom	95,666	3,353,520

			15,664,993

Paper & Forest Products 2.0%
Stora Enso OYJ, R	Finland	228,287	3,616,203
UPM-Kymmene OYJ	Finland	130,993	3,306,179

			6,922,382

Pharmaceuticals 4.9%
Abbott Laboratories	United States	51,961	2,531,020
Bristol-Myers Squibb Co.	United States	95,740	2,519,877
GlaxoSmithKline PLC	United Kingdom	128,035	3,369,910
Pfizer Inc.	United States	124,481	3,224,058
Sanofi-Aventis	France	33,418	3,085,734
Takeda Pharmaceutical Co. Ltd.	Japan	37,121	2,547,810

			17,278,409

Real Estate Management & Development 1.2%
Cheung Kong (Holdings) Ltd.	Hong Kong	190,176	2,340,789
Swire Pacific Ltd., A	Hong Kong	171,734	1,844,466

			4,185,255

Semiconductors & Semiconductor Equipment 1.5%
[a]Infineon Technologies AG, ADR	Germany	130,060	1,824,742
Samsung Electronics Co. Ltd.	South Korea	5,490	3,618,677

			5,443,419

Software 2.3%
[a]Check Point Software Technologies Ltd.	Israel	93,261	2,044,281
Microsoft Corp.	United States	97,946	2,924,667

TGA-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants		Value
Long Term Investments (continued)
Common Stocks and Warrants (continued)
Software (continued)
Nintendo Co. Ltd.	Japan	5,876		$1,525,336
[a]Oracle Corp.	United States	100,140		1,716,400

				8,210,684

Specialty Retail 1.0%
[a]Chico’s FAS Inc.	United States	91,540		1,893,963
The Gap Inc.	United States	91,810		1,790,295

				3,684,258

Thrifts & Mortgage Finance 0.4%
Fannie Mae	United States	22,194		1,318,102

Wireless Telecommunication Services 1.3%
SK Telecom Co. Ltd., ADR	South Korea	45,160		1,195,837
Vodafone Group PLC, ADR	United Kingdom	127,022		3,528,671

				4,724,508

Total Common Stocks and Warrants (Cost $156,151,371)				225,028,797

Preferred Stock (Cost $270,002) 0.5%
Metals & Mining 0.5%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	61,860		1,623,825

	Country/ Organization	Principal Amount[c]
Foreign Government and Agency Securities 27.1%
Bank of Thailand Bond,
5.00%, 1/12/08	Thailand	9,050,000	THB	255,359
5.50%, 8/10/08	Thailand	14,950,000	THB	423,089
European Investment Bank, 2.125%, 9/20/07	Supranational[d]	221,000,000	JPY	1,876,990
Government of Argentina,
[e,f]FRN, 5.59%, 8/03/12	Argentina	3,347,000		2,380,304
[g]Gross Domestic Product Linked Security, 12/15/35, wts.	Argentina	23,335,000		3,208,562
[g]Gross Domestic Product Linked Security, 12/15/35, wts.	Argentina	7,900,000	EUR	1,376,548
Government of Austria, 5.00%, 7/15/12	Austria	2,114,000	EUR	2,933,692
Government of Belgium, 5.00%, 9/28/12	Belgium	776,000	EUR	1,078,650
Government of Canada,
4.50%, 9/01/07	Canada	1,762,000	CAD	1,515,237
6.00%, 6/01/08	Canada	975,000	CAD	858,586
6.00%, 6/01/11	Canada	3,016,000	CAD	2,797,368
Government of Finland, 3.00%, 7/04/08	Finland	815,000	EUR	1,062,500
Government of France, 4.00%, 10/25/09	France	712,000	EUR	942,442
Government of Germany, 5.00%, 7/04/11	Germany	615,000	EUR	846,665
Government of Indonesia,
14.275%, 12/15/13	Indonesia	6,653,000,000	IDR	906,144
10.75%, 5/15/16	Indonesia	26,600,000,000	IDR	3,030,163
11.00%, 11/15/20	Indonesia	18,000,000,000	IDR	2,119,030
12.80%, 6/15/21	Indonesia	7,415,000,000	IDR	985,258
12.00%, 9/15/26	Indonesia	8,000,000,000	IDR	1,011,842
[b]Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	600,000		391,500
Government of Malaysia,
3.135%, 12/17/07	Malaysia	3,853,000	MYR	1,088,163
6.45%, 7/01/08	Malaysia	10,885,000	MYR	3,214,313

TGA-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Asset Allocation Fund	Country/ Organization	Principal Amount[c]		Value
Long Term Investments (continued)
Foreign Government and Agency Securities (continued)
Government of Mexico, 10.00%, 12/05/24	Mexico	152,000	[h] MXN	$1,746,852
Government of New Zealand, 7.00%, 7/15/09	New Zealand	8,043,000	NZD	5,716,626
Government of Norway, 6.75%, 1/15/07	Norway	40,712,000	NOK	6,535,420
Government of the Philippines, 9.00%, 2/15/13	Philippines	628,000		728,480
Government of Poland,
8.50%, 5/12/07	Poland	7,550,000	PLN	2,640,932
6.00%, 5/24/09	Poland	9,900,000	PLN	3,514,843
6.25%, 10/24/15	Poland	2,700,000	PLN	998,515
5.75%, 9/23/22	Poland	4,075,000	PLN	1,464,911
Government of Singapore, 4.00%, 3/01/07	Singapore	3,939,000	SGD	2,571,315
Government of Slovakia,
4.80%, 4/14/09	Slovak Republic	700,000	SKK	27,124
4.90%, 2/11/14	Slovak Republic	86,500,000	SKK	3,446,568
5.30%, 5/12/19	Slovak Republic	600,000	SKK	25,252
[i]Strip, 1/14/07	Slovak Republic	80,000,000	SKK	3,060,866
Government of Sweden,
8.00%, 8/15/07	Sweden	40,500,000	SEK	6,074,527
5.50%, 10/08/12	Sweden	21,630,000	SEK	3,425,150
Government of Thailand, 5.60%, 7/07/07	Thailand	7,540,000	THB	213,442
Korea Treasury Note,
6.90%, 1/16/07	South Korea	5,000,000,000	KRW	5,379,959
4.75%, 3/03/07	South Korea	4,700,000,000	KRW	5,052,063
3.75%, 9/10/07	South Korea	1,900,000,000	KRW	2,027,030
4.50%, 9/09/08	South Korea	600,000,000	KRW	640,435
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	2,471,000	AUD	1,984,567
[j]Nota Do Tesouro Nacional, Index Linked,
6.00%, 11/15/09	Brazil	1,250	[k] BRL	903,302
9.762%, 1/01/12	Brazil	4,000	[k] BRL	1,708,982
6.00%, 5/15/15	Brazil	1,300	[k] BRL	881,192
Queensland Treasury Corp., Series 07G, 8.00%, 9/14/07	Australia	1,360,000	AUD	1,086,081

Total Foreign Government and Agency Securities (Cost $81,389,553)				96,156,839

U.S. Government and Agency Securities (Cost $3,389,880) 0.9%
FNMA, 2.125%, 10/09/07	United States	370,000,000	JPY	3,145,626

Total Long Term Investments (Cost $241,200,806)				325,955,087

Short Term Investments 7.7%
Foreign Government Securities 4.9%
[i]Canada Treasury Bill, 6/14/07	Canada	2,500,000	CAD	2,104,602
[i]Egypt Certificate of Deposit, 9/12/07	Egypt	2,000,000	EGP	326,233
[i]Egypt Treasury Bill,
2/20/07	Egypt	10,800,000	EGP	1,864,902
6/19/07	Egypt	1,075,000	EGP	179,835
7/31/07	Egypt	4,175,000	EGP	690,999
8/28/07	Egypt	1,075,000	EGP	176,639
9/25/07	Egypt	1,000,000	EGP	163,180
11/20/07	Egypt	14,475,000	EGP	2,329,271
[i]Norwegian Treasury Bill, 6/20/07	Norway	5,300,000	NOK	835,467
[i]Thailand Treasury Bill,
2/22/07	Thailand	63,980,000	THB	1,793,008
3/08/07	Thailand	17,042,000	THB	475,778

TGA-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Asset Allocation Fund	Country	Principal Amount[c]		Value
Short Term Investments (continued)
Foreign Government Securities (continued)
Thailand Treasury Bill, (continued)
4/05/07	Thailand	47,000,000	THB	$1,309,810
5/03/07	Thailand	62,969,000	THB	1,748,353
6/07/07	Thailand	47,000,000	THB	1,298,970
8/02/07	Thailand	6,492,000	THB	178,190
9/06/07	Thailand	4,740,000	THB	129,430
10/04/07	Thailand	26,495,000	THB	720,771
12/06/07	Thailand	37,710,000	THB	1,017,571

Total Foreign Government Securities (Cost $16,849,567)				17,343,009

Total Investments before Money Market Fund (Cost $258,050,373)				343,298,096

		Shares
Money Market Fund (Cost $10,065,934) 2.8%
[l]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.97%	United States	10,065,934		10,065,934

Total Investments (Cost $268,116,307) 99.6%				353,364,030
Net Unrealized Loss on Forward Exchange Contracts (0.2)%				(567,414)
Other Assets, less Liabilities 0.6%				2,014,306

Net Assets 100.0%				$354,810,922

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pounds

EUR - Euro

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the aggregate value of these securities was $3,808,540, representing 1.07% of net assets.

[c]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[d]	A supranational organization is an entity formed by two or more central governments through international treaties.
[e]	The coupon rate shown represents the rate at period end.
[f]	The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[g]

Warrants are linked to the Argentine Republic Gross Domestic Product (GDP) and do not pay principal over the life of the security or at expiration. Warrants entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or “notional” value of these GDP linked warrants.

[h]	Principal is stated in 100 Peso units.
[i]	The security is traded on a discount basis with no stated coupon rate.
[j]	Redemption price at maturity is adjusted for inflation. See Note 1(e).
[k]	Principal is stated in 1,000 Real units.
[l]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

TGA-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Templeton Global Asset Allocation Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$258,050,373
Cost - Sweep Money Fund (Note 7)	10,065,934

Total cost of investments	$268,116,307

Value - Unaffiliated issuers	$343,298,096
Value - Sweep Money Fund (Note 7)	10,065,934

Total value of investments	353,364,030
Cash	103,049
Receivables:
Capital shares sold	9,618
Dividends and interest	2,545,286
Unrealized gain on forward exchange contracts (Note 8)	206,269

Total assets	356,228,252

Liabilities:
Payables:
Capital shares redeemed	238,881
Affiliates	258,420
Reports to shareholders	95,734
Unrealized loss on forward exchange contracts (Note 8)	773,683
Accrued expenses and other liabilities	50,612

Total liabilities	1,417,330

Net assets, at value	$354,810,922

Net assets consist of:
Paid-in capital	$213,905,785
Undistributed net investment income	23,255,087
Net unrealized appreciation (depreciation)	84,730,820
Accumulated net realized gain (loss)	32,919,230

Net assets, at value	$354,810,922

Class 1:
Net assets, at value	$276,790,188

Shares outstanding	12,605,495

Net asset value and maximum offering price per share	$21.96

Class 2:
Net assets, at value	$78,020,734

Shares outstanding	3,587,555

Net asset value and maximum offering price per share	$21.75

The accompanying notes are an integral part of these financial statements.

TGA-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Templeton Global Asset Allocation Fund
Investment income:
Dividends: (net of foreign taxes of $744,949)
Unaffiliated issuers	$10,242,304
Sweep Money Fund (Note 7)	414,795
Interest (net of foreign taxes of $252,075)	7,707,335
Other income (Note 11)	33,517

Total investment income	18,397,951

Expenses:
Management fees (Note 3a)	2,971,123
Administrative fees (Note 3b)	689,388
Distribution fees - Class 2 (Note 3c)	178,150
Unaffiliated transfer agent fees	147
Custodian fees (Note 4)	198,236
Reports to shareholders	182,402
Professional fees	53,891
Trustees’ fees and expenses	2,890
Other	19,724

Total expenses	4,295,951
Expense reductions (Note 4)	(1,670)

Net expenses	4,294,281

Net investment income	14,103,670

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Includes gains from a redemption in-kind of $67,648,833) (Note 10)	100,742,556
Foreign currency transactions	11,196,470

Net realized gain (loss)	111,939,026

Net change in unrealized appreciation (depreciation) on:
Investments	(29,937,287)
Translation of assets and liabilities denominated in foreign currencies	52,484

Net change in unrealized appreciation (depreciation)	(29,884,803)

Net realized and unrealized gain (loss)	82,054,223

Net increase (decrease) in net assets resulting from operations	$96,157,893

The accompanying notes are an integral part of these financial statements.

TGA-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Asset Allocation Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$14,103,670	$16,277,721
Net realized gain (loss) from investments and foreign currency transactions	111,939,026	56,460,404
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(29,884,803)	(46,246,407)

Net increase (decrease) in net assets resulting from operations	96,157,893	26,491,718

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(18,191,422)	(24,700,828)
Class 2	(5,009,742)	(2,527,126)
Net realized gains:
Class 1	(15,734,572)	—
Class 2	(4,478,496)	—

Total distributions to shareholders	(43,414,232)	(27,227,954)

Capital share transactions: (Note 2)
Class 1	(409,674,691)	12,930,774
Class 2	5,351,089	2,662,831

Total capital share transactions	(404,323,602)	15,593,605

Net increase (decrease) in net assets	(351,579,941)	14,857,369
Net assets:
Beginning of year	706,390,863	691,533,494

End of year	$354,810,922	$706,390,863

Undistributed net investment income included in net assets:
End of year	$23,255,087	$19,276,987

The accompanying notes are an integral part of these financial statements.

TGA-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2006, 59.40% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGA-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

TGA-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGA-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	671,163	$14,177,128	1,742,106	$36,156,220
Shares issued in reinvestment of distributions	1,797,880	33,925,994	1,232,576	24,700,828
Shares redeemed in-kind (Note 10)	(14,967,877)	(342,015,981)	—	—
Shares redeemed	(5,187,026)	(115,761,832)	(2,319,937)	(47,926,274)

Net increase (decrease)	(17,685,860)	$(409,674,691)	654,745	$12,930,774

Class 2 Shares:
Shares sold	978,403	$19,484,840	650,005	$13,320,533
Shares issued in reinvestment of distributions	507,121	9,488,238	126,991	2,527,126
Shares redeemed	(1,172,793)	(23,621,989)	(644,040)	(13,184,828)

Net increase (decrease)	312,731	$5,351,089	132,956	$2,662,831

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $1.3 billion
0.520%	In excess of $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

TGA-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% per year of its average daily net assets.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $166,246.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$23,239,156	$27,227,954
Long term capital gain	20,175,076	—

	$43,414,232	$27,227,954

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$270,220,313

Unrealized appreciation	$86,703,591
Unrealized depreciation	(3,559,874)

Net unrealized appreciation (depreciation)	$83,143,717

Undistributed ordinary income	$26,520,517
Undistributed long term capital gains	31,858,022

Distributable earnings	$58,378,539

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and gains realized on in-kind shareholder redemptions.

TGA-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $108,755,642 and $196,270,885, respectively. Sales of investments excludes $342,015,981 of an in-kind redemption.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
4,300,000	Brazilian Real	1,807,102		1/04/07	$203,230	$—
90,780,102	Japanese Yen	642,600	EUR	3/06/07	—	(81,529)
47,000,000	Indian Rupee	1,670,220	NZD	3/21/07	—	(115,892)
250,565,000	Japanese Yen	1,750,000	EUR	3/29/07	—	(189,287)
41,300,000	Iceland Krona	556,529		6/20/07	395	—
61,950,000	Iceland Krona	838,295		6/21/07	—	(3,102)
61,950,000	Iceland Krona	867,647		6/25/07	—	(33,219)
80,151,813	Indian Rupee	2,679,766	NZD	7/27/07	—	(79,926)
349,220,758	Chilean Peso	7,115,337	MXN	8/16/07	2,644	—
242,842,847	Chilean Peso	4,976,696	MXN	8/20/07	—	(723)
191,937,108	Chilean Peso	4,002,526	MXN	9/12/07	—	(6,549)
69,658,179	Chilean Peso	1,461,258	MXN	9/14/07	—	(3,156)
87,100,000	Indian Rupee	2,899,950	NZD	10/29/07	—	(76,185)
85,000,000	Indian Rupee	2,805,558	NZD	10/29/07	—	(57,463)
81,000,000	Indian Rupee	2,777,778	NZD	10/30/07	—	(126,652)

Unrealized gain (loss) on forward exchange contracts					$206,269	$(773,683)

Net unrealized gain (loss) on forward exchange contracts					$—	$(567,414)

[a]	In U.S. Dollar unless otherwise indicated.

Currency Abbreviations

EUR - Euro

MXN - Mexican Peso

NZD - New Zealand Dollar

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TGA-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

10. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $67,648,833 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

TGA-27

Franklin Templeton Variable Insurance Products Trust

Templeton Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Asset Allocation Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

TGA-28

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Asset Allocation Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $31,858,708 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 5.05% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Shareholders shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2007, semi-annual report of the Fund.

TGA-29

TEMPLETON GLOBAL INCOME SECURITIES FUND

We are pleased to bring you Templeton Global Income Securities Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+12.77%	+13.22%	+7.39%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +8.02%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Government Bond Index (GBI) Global, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: J.P. Morgan; Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

TGI-1

Fund Goals and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the JPM GBI Global, which delivered a +5.94% total return in U.S. dollar terms for the year under review.1

Economic and Market Overview

The U.S. economy slowed in 2006, led by a downturn in investment, particularly in housing. Consumption continued to be strong, hurting the country’s external balance of payments as the trade and current account deficits grew to record size. The current account deficit, which was 6.8% of gross domestic product (GDP) in third quarter 2006, was largely the result of low American savings that made the U.S. dependent on short-term financing from Asian and oil-producing countries with current account surpluses.2 Monetary policy did not loosen in response to this slowdown because inflationary concerns persisted. The Federal Reserve Board raised rates 100 basis points (100 basis points equal one percentage point) bringing it to 5.25% in June to reduce inflationary pressure.

In other parts of the developed world, Europe’s growth accelerated while Japan slowly came out of deflation. Euro-zone GDP growth increased, led by exports and investment. Capacity utilization increased as the labor market improved despite interest rate hikes. In Japan, industrial production increased along with capacity utilization, an indication of economic improvement despite continuing low real GDP growth. The Bank of Japan raised its interest rate 25 basis points during the year in response to rising consumer prices in the second quarter, a positive sign for an economy that suffered prolonged deflation.

Many emerging market economies had a very good year, particularly commodity exporters. High international prices for raw materials,

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGI-2

caused in part by Asia’s surge in demand, resulted in strong export growth. Higher profits in these sectors also increased foreign investment and boosted overall production. Growth helped improve many countries’ debt profiles, as did high liquidity in the international market, which lowered the cost of debt. Finally, inflation dropped in many countries due to effective monetary and fiscal policies.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors including currency movements, interest rate developments and exposure to sovereign debt markets.

Currency Strategy

In the current environment of rising interest rates and low spreads for credit risk, an increased share of total return came from exchange rate movements. Foreign currencies generally performed well in 2006 as the U.S. dollar fell 4.22% against its major trading partners.3 This decline was mainly due to slowing U.S. growth and continuing global imbalances centered on the U.S. current account deficit. Also contributing to the dollar’s depreciation was a narrower gap between U.S. interest rates and those of other developed countries as the Fed paused its rate hikes while other central banks continued theirs. The U.S. dollar’s weakness helped the Fund’s relative performance because the Fund was well diversified in currency exposure and was underweighted in the dollar compared with the benchmark index.

In the second half of the year, the Fund added a position in the Japanese yen due to improving fundamentals and our belief that it was relatively cheap because of weak past performance. During that period, deflation ended, the economy expanded and the central bank raised

3. Source: Federal Reserve H10 Report.

TGI-3

interest rates. However, the Fund remained underweighted compared with the benchmark index and benefited relatively from the yen’s 0.94% depreciation against the dollar during the year.4 The euro appreciated 11.79% against the dollar, largely because the European Central Bank hiked interest rates 125 basis points and euro-zone growth accelerated to 2.7% in the third quarter compared with a year earlier.4, 5 Despite this strong performance, our commitment to currency diversification led us to favor non-euro European countries. The Fund’s underweighted position versus the euro detracted from relative performance, but this was offset by our overweighted positions in other European currencies that outperformed the index and the euro.

Our strategy of favoring peripheral countries worked well for the Fund in 2006, particularly in the cases of Sweden and South Korea. The Swedish krona appreciated 16.3% against the dollar in part because interest rates increased 150 basis points.4, 6 Also, Sweden accumulated a trade surplus of $18.9 billion through November and a fiscal surplus of $8.1 billion during that time frame.6 These strong fundamentals and increasing economic activity led the Fund to hold a significantly overweighted position throughout the year that helped relative performance. Also benefiting the Fund, the South Korean won appreciated 8.69% as interest rates increased 75 basis points, international reserves rose, the current account posted a surplus of nearly $6 billion through November, and growth accelerated.4, 7

Interest Rate Strategy

Strong growth in many parts of the world continued to push up interest rates. Therefore, we maintained short duration positions in many countries. However, we found select opportunities where specific cycles created falling interest rate environments that were profitable for the Fund in the past year. One notable example was Indonesia where interest rates were lowered 300 basis points as inflation fell significantly.8 The country’s CPI declined from 17.1% in December 2005 to 6.6% in December 2006.8 Indonesia’s bond market returned +29.53% during the year in local currency terms according to the HSBC Asian Local

4. Source: Exshare (via Compustat via FactSet).

5. Source: Eurostat.

6. Source: Sveriges Riksbank.

7. Source: Bank of Korea.

8. Source: Bank Indonesia.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Bond Index (ALBI), and contributed to the Fund’s outperformance.9 Poland was another example where a country’s specific interest rate cycle contributed to the Fund’s relative return. Poland’s bond market returned 5.2% in local currency terms according to the JPM GBI Global.10 Poland ended a long string of interest rate cuts in February, and its interest rate ended down 50 basis points for the year.11

Global Sovereign Debt Strategy

The Fund also invested in sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury curves. This risk premium declined in 2006 and more money entered the market. The yield spread between U.S. Treasuries and the JPM Emerging Markets Bond Index Global (EMBIG) fell from 237 to 171 basis points over the 12-month period.10 This trend of higher valuations led the Fund to increasingly find value in local markets. In addition to being relatively cheaper, these instruments could benefit from currency appreciation in a weak dollar environment. The Fund’s performance benefited from the improving outlook for sovereign debt, especially of non-Japan Asia and Latin America, because lower perceived risk of credit events led to higher prices.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

9. Source: S&P Micropal. Please see Index Descriptions following the Fund Summaries.

10. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

11. Source: National Bank of Poland.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Income Securities Fund – Class 2

TGI-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,069.00	$5.22
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 1	2006		2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.36		$15.80	$15.54	$13.67	$11.39

Income from investment operations[a]:
Net investment income[b]	0.61		0.57	0.66	0.69	0.59
Net realized and unrealized gains (losses)	1.24		(1.03)	1.37	2.35	1.83

Total from investment operations	1.85		(0.46)	2.03	3.04	2.42

Less distributions from net investment income	(0.48)		(0.98)	(1.77)	(1.17)	(0.14)

Redemption fees	—	[d]	— [d]	—	—	—

Net asset value, end of year	$15.73		$14.36	$15.80	$15.54	$13.67

Total return[c]	13.14%		(2.91)%	15.09%	22.72%	21.44%
Ratios/supplemental data
Net assets, end of year (000’s)	$75,843		$53,115	$49,845	$52,842	$50,622
Ratios to average net assets:
Expenses before expense reduction	0.80%		0.78%	0.79%	0.76%	0.73%
Expenses net of expense reduction	0.72%		0.74%	0.78%	0.76%	0.73%
Net investment income	4.09%		3.81%	4.40%	4.72%	4.88%
Portfolio turnover rate	30.65%		30.28%	37.39%	53.01%	27.91%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 2	2006		2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.19		$15.64	$15.42	$13.59	$11.33

Income from investment operations[a]:
Net investment income[b]	0.57		0.52	0.60	0.65	0.54
Net realized and unrealized gains (losses)	1.21		(1.00)	1.36	2.33	1.84

Total from investment operations	1.78		(0.48)	1.96	2.98	2.38

Less distributions from net investment income	(0.47)		(0.97)	(1.74)	(1.15)	(0.12)

Redemption fees	—	[d]	— [d]	—	—	—

Net asset value, end of year	$15.50		$14.19	$15.64	$15.42	$13.59

Total return[c]	12.77%		(3.08)%	14.74%	22.44%	21.15%
Ratios/supplemental data
Net assets, end of year (000’s)	$205,768		$61,255	$19,779	$5,181	$2,119
Ratios to average net assets:
Expenses before expense reduction	1.05%		1.03%	1.04%	1.01%	0.98%
Expenses net of expense reduction	0.97%		0.99%	1.03%	1.01%	0.98%
Net investment income	3.84%		3.56%	4.15%	4.47%	4.63%
Portfolio turnover rate	30.65%		30.28%	37.39%	53.01%	27.91%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 3	2006		2005[e]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.18		$15.27

Income from investment operations[a]:
Net investment income[b]	0.58		0.38
Net realized and unrealized gains (losses)	1.21		(0.50)

Total from investment operations	1.79		(0.12)

Less distributions from net investment income	(0.48)		(0.97)

Redemption fees	—	[d]	—	[d]

Net asset value, end of year	$15.49		$14.18

Total return[c]	12.84%		(0.80)%
Ratios/supplemental data
Net assets, end of year (000’s)	$35,572		$5,769
Ratios to average net assets:
Expenses before expense reduction	1.05%		1.03%	[f]
Expenses net of expense reduction	0.97%		0.99%	[f]
Net investment income	3.84%		3.56%	[f]
Portfolio turnover rate	30.65%		30.28%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.
[e]	For the period April 1, 2005 (effective date) to December 31, 2005.
[f]	Annualized.

The accompanying notes are an integral part of these financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities 74.2%
Argentina 3.8%
Government of Argentina,
[b,c]FRN, 5.59%, 8/03/12	13,522,000		$9,616,512
[d]Gross Domestic Product Linked Security, 12/15/35, wts.	13,185,000		1,812,938
[d]Gross Domestic Product Linked Security, 12/15/35, wts.	4,380,000	EUR	763,200

			12,192,650

Australia 0.5%
New South Wales Treasury Corp., 8.00%, 3/01/08	1,990,000	AUD	1,598,255

Austria 0.4%
Government of Austria,
5.50%, 10/20/07	425,000	EUR	567,557
5.00%, 7/15/12	400,000	EUR	555,098

			1,122,655

Belgium 0.3%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	953,911

Brazil 5.3%
Nota Do Tesouro Nacional,
9.762%, 1/01/10	4,500	[e]BRL	1,986,900
9.762%, 1/01/12	19,250	[e]BRL	8,224,476
9.762%, 1/01/14	7,100	[e]BRL	2,951,142
[f]Index Linked, 6.00%, 11/15/09	2,500	[e]BRL	1,799,618
[f]Index Linked, 6.00%, 5/15/15	2,750	[e]BRL	1,856,264

			16,818,400

Canada 2.2%
Province of Alberta, 5.00%, 12/16/08	170,000	CAD	148,329
Province of Manitoba, 6.375%, 9/01/15	1,638,000	NZD	1,123,559
Province of Newfoundland, 5.90%, 12/12/07	300,000	CAD	260,751
Province of Ontario,
6.125%, 9/12/07	3,555,000	CAD	3,086,329
3.875%, 3/08/08	1,925,000	CAD	1,647,777
6.25%, 6/16/15	925,000	NZD	623,649

			6,890,394

Finland 0.2%
Government of Finland, 5.375%, 7/04/13	540,000	EUR	770,744

France 0.1%
Government of France, 4.00%, 10/25/09	195,000	EUR	258,113

Germany 4.0%
Government of Germany, 4.00%, 2/16/07	110,000	EUR	145,252
KfW Bankengruppe,
[b]FRN, 0.233%, 8/08/11	1,280,000,000	JPY	10,758,936
senior note, E, 8.25%, 9/20/07	129,000,000	ISK	1,745,773

			12,649,961

Greece 0.1%
Government of the Hellenic Republic, 3.25%, 6/21/07	270,000	EUR	355,473

Indonesia 6.6%
Government of Indonesia, 10.00%, 10/15/11	1,800,000,000	IDR	200,031
11.00%, 12/15/12	450,000,000	IDR	53,196

TGI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia (continued)
14.25%, 6/15/13	11,269,000,000	IDR	$1,528,679
14.275%, 12/15/13	21,167,000,000	IDR	2,882,962
11.00%, 10/15/14	3,390,000,000	IDR	400,969
10.75%, 5/15/16	3,300,000,000	IDR	375,923
10.00%, 7/15/17	3,500,000,000	IDR	390,143
11.50%, 9/15/19	30,075,000,000	IDR	3,604,390
11.00%, 11/15/20	31,230,000,000	IDR	3,676,517
12.80%, 6/15/21	31,965,000,000	IDR	4,247,308
12.90%, 6/15/22	10,710,000,000	IDR	1,437,070
11.75%, 8/15/23	1,615,000,000	IDR	194,038
11.00%, 9/15/25	8,550,000,000	IDR	1,004,400
12.00%, 9/15/26	6,500,000,000	IDR	822,121

			20,817,747

Iraq 1.9%
[g]Government of Iraq, Reg S, 5.80%, 1/15/28	9,300,000		6,068,250

Malaysia 4.4%
Government of Malaysia,
6.90%, 3/15/07	1,075,000	MYR	306,643
8.60%, 12/01/07	19,995,000	MYR	5,924,207
3.135%, 12/17/07	14,625,000	MYR	4,130,388
6.45%, 7/01/08	8,900,000	MYR	2,628,147
4.305%, 2/27/09	3,660,000	MYR	1,051,959

			14,041,344

Mexico 1.2%
Government of Mexico,
[h]144A, 7.50%, 3/08/10	450,000	EUR	648,851
8.00%, 12/17/15	76,000	[i]MXN	728,886
10.00%, 12/05/24	205,000	[i]MXN	2,355,951

			3,733,688

Netherlands 0.2%
Government of the Netherlands, 5.75%, 2/15/07	488,000	EUR	645,705

New Zealand 0.5%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,730,696

Norway 2.8%
Government of Norway, 6.75%, 1/15/07	54,660,000	NOK	8,774,466

Peru 1.3%
Government of Peru,
8.60%, 8/12/17	6,185,000	PEN	2,285,075
7.84%, 8/12/20	4,945,000	PEN	1,765,314

			4,050,389

Philippines 0.4%
Government of the Philippines,
9.00%, 2/15/13	800,000		928,000
[g]Reg S, 9.125%, 2/22/10	330,000	EUR	490,613

			1,418,613

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Poland 6.6%
Government of Poland,
8.50%, 5/12/07	16,290,000	PLN	$5,698,116
5.75%, 6/24/08	3,900,000	PLN	1,366,538
6.00%, 5/24/09	8,195,000	PLN	2,909,509
5.75%, 9/23/22	30,500,000	PLN	10,964,368

			20,938,531

Singapore 3.0%
Government of Singapore,
1.75%, 2/01/07	2,335,000	SGD	1,520,955
4.00%, 3/01/07	7,160,000	SGD	4,673,930
2.625%, 10/01/07	4,980,000	SGD	3,237,843

			9,432,728

Slovak Republic 2.9%
Government of Slovakia,
4.95%, 3/05/08	81,000,000	SKK	3,115,543
4.80%, 4/14/09	33,500,000	SKK	1,298,056
4.90%, 2/05/10	1,000,000	SKK	39,081
8.50%, 8/17/10	70,000,000	SKK	3,059,712
7.50%, 3/13/12	19,000,000	SKK	837,989
5.00%, 1/22/13	6,000,000	SKK	240,216
4.90%, 2/11/14	4,900,000	SKK	195,239
5.30%, 5/12/19	11,200,000	SKK	471,377

			9,257,213

South Africa 0.1%
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	273,029

South Korea 9.7%
Government of Korea, 4.25%, 3/10/08	2,700,000,000	KRW	2,879,402
Korea Treasury Note,
6.90%, 1/16/07	1,200,000,000	KRW	1,291,190
4.75%, 3/03/07	5,740,000,000	KRW	6,169,966
3.75%, 9/10/07	5,950,000,000	KRW	6,347,806
4.75%, 3/12/08	3,768,000,000	KRW	4,039,491
4.50%, 9/09/08	1,945,000,000	KRW	2,076,075
4.25%, 9/10/08	7,500,000,000	KRW	7,974,480

			30,778,410

Spain 0.2%
Government of Spain, 6.00%, 1/31/08	390,000	EUR	526,102

[j]Supranational 2.1%
European Investment Bank,
2.125%, 9/20/07	300,000,000	JPY	2,547,950
[b]senior note, FRN, 0.205%, 9/21/11	305,000,000	JPY	2,562,579
Inter-American Development Bank,
9.00%, 1/04/07	79,500,000	ISK	1,119,324
6.00%, 12/15/17	575,000	NZD	385,652

			6,615,505

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Sweden 8.8%
Government of Sweden, 8.00%, 8/15/07	148,705,000	SEK	$22,304,014
[k]Swedish Treasury Bill, 12/19/07	38,775,000	SEK	5,476,436

			27,780,450

Thailand 0.5%
Bank of Thailand Bond,
5.00%, 1/12/08	14,350,000	THB	404,907
5.50%, 8/10/08	23,700,000	THB	670,716
Government of Thailand,
5.60%, 7/07/07	11,960,000	THB	338,564
4.125%, 2/12/08	9,000,000	THB	251,621
8.50%, 12/08/08	1,000,000	THB	30,015

			1,695,823

United States 4.1%
FNMA,
2.125%, 10/09/07	1,350,000,000	JPY	11,477,285
1.75%, 3/26/08	180,000,000	JPY	1,532,354

			13,009,639

Total Government and Agency Securities (Cost $220,144,919)			235,198,884

Short Term Investments 24.2%
Government and Agency Securities 17.2%
Australia 0.6%
Queensland Treasury Corp., Series 07G, 8.00%, 9/14/07	2,400,000	AUD	1,916,613

Canada 4.0%
Government of Canada, 4.50%, 9/01/07	14,655,000	CAD	12,602,608

Egypt 5.6%
[k]Egypt Certificate of Deposit, 9/12/07	10,000,000	EGP	1,631,167
[k]Egypt Treasury Bill, 1/16/07	2,300,000	EGP	401,365
1/30/07	2,000,000	EGP	347,770
2/20/07	2,100,000	EGP	362,620
3/06/07	6,400,000	EGP	1,102,946
3/27/07	10,500,000	EGP	1,799,685
4/17/07	5,000,000	EGP	852,353
6/19/07	775,000	EGP	129,648
6/26/07	8,400,000	EGP	1,405,846
7/17/07	25,000	EGP	4,161
7/24/07	700,000	EGP	116,037
7/31/07	5,550,000	EGP	918,574
8/28/07	775,000	EGP	127,344
9/04/07	3,500,000	EGP	574,216
9/25/07	725,000	EGP	118,306
10/09/07	4,000,000	EGP	650,393
10/23/07	2,750,000	EGP	445,555
11/06/07	5,875,000	EGP	948,736
11/13/07	10,900,000	EGP	1,757,095
11/20/07	10,450,000	EGP	1,681,580
1/01/08	15,000,000	EGP	2,388,989

			17,764,386

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Short Term Investments (continued)
Government and Agency Securities (continued)
Norway 1.9%
[k]Norwegian Treasury Bill,
3/21/07	7,525,000	NOK	$1,194,779
6/20/07	8,000,000	NOK	1,261,081
9/19/07	23,100,000	NOK	3,602,742

			6,058,602

Thailand 5.1%
[k]Thailand Treasury Bill,
1/18/07	43,100,000	THB	1,211,508
3/08/07	48,350,000	THB	1,349,833
4/05/07	8,850,000	THB	246,634
4/19/07	25,780,000	THB	717,114
5/03/07	88,000,000	THB	2,443,346
5/17/07	18,000,000	THB	498,976
7/05/07	20,000,000	THB	550,434
7/19/07	6,400,000	THB	175,903
8/02/07	22,000,000	THB	603,847
8/16/07	90,255,000	THB	2,471,407
9/06/07	63,160,000	THB	1,724,642
10/04/07	69,615,000	THB	1,893,810
11/08/07	30,000,000	THB	812,325
12/06/07	59,780,000	THB	1,613,111

			16,312,890

Total Government and Agency Securities (Cost $53,813,882)			54,655,099

Total Investments before Repurchase Agreement (Cost $273,958,801)			289,853,983

United States 7.0%
Repurchase Agreement (Cost $22,226,951) 7.0%
[l]Joint Repurchase Agreement, 5.137%, 1/02/07 (Maturity Value $22,239,638)	22,226,951		22,226,951
ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,135,005)
Banc of America Securities LLC (Maturity Value $2,135,005)
Barclays Capital Inc. (Maturity Value $993,223)
Bear, Stearns & Co. Inc. (Maturity Value $993,223)
BNP Paribas Securities Corp. (Maturity Value $2,135,005)
Deutsche Bank Securities Inc. (Maturity Value $496,833)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $496,833)
Goldman, Sachs & Co. (Maturity Value $2,135,005)
Greenwich Capital Markets Inc. (Maturity Value $2,135,005)
Lehman Brothers Inc. (Maturity Value $2,179,486)
Merrill Lynch Government Securities Inc. (Maturity Value $2,135,005)
Morgan Stanley & Co. Inc. (Maturity Value $2,135,005)
UBS Securities LLC (Maturity Value $2,135,005)

Collateralized by U.S Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11;
[k]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07; [k]U.S. Treasury Bills, 1/25/07;
and U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Short Term Investments (Cost $76,040,833)			76,882,050

Total Investments (Cost $296,185,752) 98.4%			312,080,934
Net Unrealized Loss on Forward Exchange Contracts (0.2)%			(494,400)
Other Assets, less Liabilities 1.8%			5,596,462

Net Assets 100.0%			$317,182,996

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pounds

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[b]	The coupon rate shown represents the rate at period end.
[c]	The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[d]

Warrants are linked to the Argentine Republic Gross Domestic Product (GDP) and do not pay principal over life of security or at expiration. Warrants entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or “notional” value of these GDP linked warrants.

[e]	Principal is stated in 1,000 Real units.
[f]	Principal amount of security is adjusted for inflation. See Note 1(f)
[g]

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the value of these securities was $6,558,863, representing 2.07% of net assets.

[h]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the value of this security was $648,851, representing 0.20% of net assets.

[i]	Principal is stated in 100 Peso units.
[j]	A supranational organization is an entity formed by two or more central governments through international treaties.
[k]	The security is traded on a discount basis with no stated coupon rate.
[l]	See Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

TGI-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$273,958,801
Cost - Repurchase agreement	22,226,951

Total cost of investments	$296,185,752

Value - Unaffiliated issuers	$289,853,983
Value - Repurchase agreement	22,226,951

Total value of investments	312,080,934
Foreign currency, at value (cost $2,501,786)	2,503,087
Receivables:
Capital shares sold	584,562
Interest	5,403,606
Unrealized gain on forward exchange contracts (Note 7)	560,584

Total assets	321,132,773

Liabilities:
Payables:
Investment securities purchased	2,396,309
Capital shares redeemed	127,043
Affiliates	236,262
Unrealized loss on forward exchange contracts (Note 7)	1,054,984
Accrued expenses and other liabilities	135,179

Total liabilities	3,949,777

Net assets, at value	$317,182,996

Net assets consist of:
Paid-in capital	$298,607,930
Undistributed net investment income	9,842,829
Net unrealized appreciation (depreciation)	15,501,486
Accumulated net realized gain (loss)	(6,769,249)

Net assets, at value	$317,182,996

Class 1:
Net assets, at value	$75,843,303

Shares outstanding	4,822,638

Net asset value and maximum offering price per share	$15.73

Class 2:
Net assets, at value	$205,767,610

Shares outstanding	13,273,761

Net asset value and maximum offering price per share	$15.50

Class 3:
Net assets, at value	$35,572,083

Shares outstanding	2,296,389

Net asset value and maximum offering price per share[a]	$15.49

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes of $345,106)	$9,588,047

Expenses:
Management fees (Note 3a)	1,115,338
Distribution fees: (Note 3c)
Class 2	293,718
Class 3	45,946
Unaffiliated transfer agent fees	756
Custodian fees (Note 4)	225,670
Reports to shareholders	208,217
Professional fees	24,092
Trustees’ fees and expenses	766
Other	11,538

Total expenses	1,926,041
Expense reductions (Note 4)	(149,015)

Net expenses	1,777,026

Net investment income	7,811,021

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $6,256)	4,121,530
Foreign currency transactions	127,026

Net realized gain (loss)	4,248,556

Net change in unrealized appreciation (depreciation) on:
Investments	12,138,312
Translation of assets and liabilities denominated in foreign currencies	135,055

Net change in unrealized appreciation (depreciation)	12,273,367

Net realized and unrealized gain (loss)	16,521,923

Net increase (decrease) in net assets resulting from operations	$24,332,944

The accompanying notes are an integral part of these financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$7,811,021	$3,292,059
Net realized gain (loss) from investments and foreign currency transactions	4,248,556	3,899,560
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	12,273,367	(9,226,450)

Net increase (decrease) in net assets resulting from operations	24,332,944	(2,034,831)

Distributions to shareholders from:
Net investment income:
Class 1	(2,013,759)	(3,016,853)
Class 2	(3,259,404)	(2,073,846)
Class 3	(431,514)	(32,207)

Total distributions to shareholders	(5,704,677)	(5,122,906)

Capital share transactions: (Note 2)
Class 1	16,986,934	7,710,594
Class 2	133,487,737	44,184,638
Class 3	27,934,695	5,777,317

Total capital share transactions	178,409,366	57,672,549

Redemption fees	6,342	36

Net increase (decrease) in net assets	197,043,975	50,514,848
Net assets:
Beginning of year	120,139,021	69,624,173

End of year	$317,182,996	$120,139,021

Undistributed net investment income included in net assets:
End of year	$9,842,829	$4,412,581

The accompanying notes are an integral part of these financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,027,528	$30,612,502	1,067,253	$15,508,065
Shares issued in reinvestment of distributions	137,929	2,013,759	210,969	3,016,853
Shares redeemed	(1,040,680)	(15,639,327)	(735,231)	(10,814,324)

Net increase (decrease)	1,124,777	$16,986,934	542,991	$7,710,594

Class 2 Shares:
Shares sold	8,960,584	$133,647,009	3,017,652	$43,735,355
Shares issued in reinvestment of distributions	226,190	3,259,404	146,665	2,073,846
Shares redeemed	(230,816)	(3,418,676)	(110,837)	(1,624,563)

Net increase (decrease)	8,955,958	$133,487,737	3,053,480	$44,184,638

Class 3 Shares:
Shares sold	2,255,932	$33,481,415	427,371	$6,068,634
Shares issued in reinvestment of distributions	29,966	431,514	2,233	31,575
Shares redeemed	(396,229)	(5,978,234)	(22,884)	(322,892)

Net increase (decrease)	1,889,669	$27,934,695	406,720	$5,777,317

[a]	For Class 3 shares, for the period April 1, 2005 (effective date) to December 31, 2005.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	up to and including $100 million
0.500%	over $100 million, up to and including $250 million
0.450%	over $250 million, up to and including $10 billion
0.440%	over $10 billion, up to and including $12.5 billion
0.420%	over $12.5 billion, up to and including $15 billion
0.400%	in excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2007	$2,569,857
2008	2,370,518
2009	1,649,033
2010	177,731

$6,767,139

During the year ended December 31, 2006, the Fund utilized $875,316 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$5,704,677	$5,122,906

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$299,036,842

Unrealized appreciation	$15,259,341
Unrealized depreciation	(2,215,249)

Net unrealized appreciation (depreciation)	$13,044,092

Distributable earnings – Undistributed ordinary income	$12,260,730

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $181,459,475 and $49,573,650, respectively.

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
900,000	Brazilian Real	378,231		1/4/07	$42,537	$—
172,000,000	Japanese Yen	1,557,266		2/1/07	—	(105,567)
174,752,000	Japanese Yen	1,600,000		2/9/07	—	(123,633)
87,450,400	Japanese Yen	800,000		2/9/07	—	(61,188)
87,432,000	Japanese Yen	800,000		2/9/07	—	(61,343)
43,888,000	Japanese Yen	400,000		2/9/07	—	(29,219)
43,924,000	Japanese Yen	400,000		2/9/07	—	(28,914)
48,129,750	Japanese Yen	450,000		2/13/07	—	(43,184)
48,204,000	Japanese Yen	450,000		2/13/07	—	(42,556)
996,625	Brazilian Real	425,000		2/21/07	37,182	—
48,073,500	Japanese Yen	450,000		2/22/07	—	(43,212)
1,111,500	Brazilian Real	450,000		2/26/07	65,076	—
1,083,600	Brazilian Real	430,000		2/28/07	71,988	—
21,500,000	Swedish Krona	3,007,414		2/28/07	142,617	—
38,027,500	Japanese Yen	350,000		3/5/07	—	(27,764)
25,000,000	Indian Rupee	888,415	NZD	3/21/07	—	(61,644)
42,030,000	Indian Rupee	900,000		3/27/07	42,645	—
1,235,688	Romania Leu	425,000		3/28/07	54,319	—
33,600,000	Japanese Yen	300,000		4/19/07	—	(13,598)
2,451,400	Romania Leu	850,000		4/23/07	99,148	—
34,696,800	Japanese Yen	240,000	EUR	4/27/07	—	(22,374)
101,142,000	Japanese Yen	900,000		5/24/07	—	(34,005)
21,250,000	Iceland Krona	286,350		6/20/07	203	—
31,875,000	Iceland Krona	431,326		6/21/07	—	(1,596)
31,875,000	Iceland Krona	427,852		6/27/07	1,287	—
426,288,750	Japanese Yen	3,750,000		7/5/07	—	(80,433)
433,331,250	Japanese Yen	3,750,000		7/13/07	—	(16,136)
175,000,000	Japanese Yen	1,513,727		7/17/07	—	(5,070)
27,917,500	Japanese Yen	250,000		9/4/07	—	(7,865)
14,000,000	Indian Rupee	462,092	NZD	10/29/07	—	(9,465)
14,500,000	Indian Rupee	488,594	NZD	10/29/07	—	(16,701)
27,925,000	Indian Rupee	929,749	NZD	10/29/07	—	(24,426)
31,600,000	Indian Rupee	1,083,676	NZD	10/30/07	—	(49,410)

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
357,000	Euro	50,433,390	JPY	3/6/07	$—	$(45,294)
9,640,135	Mexican Peso	473,137,801	CLP	8/16/07	3,582	—
6,597,015	Mexican Peso	321,907,960	CLP	8/20/07	—	(959)
7,962,312	Mexican Peso	380,200,405	CLP	8/21/07	—	(16,717)
2,017,928	Mexican Peso	96,194,629	CLP	9/14/07	—	(4,359)
5,422,023	Mexican Peso	260,007,686	CLP	9/12/07	—	(8,871)
2,329,569	New Zealand Dollar	69,677,396	INR	7/27/07	—	(69,481)

Unrealized gain (loss) on forward exchange contracts					560,584	(1,054,984)

Net unrealized gain (loss) on forward exchange contracts						$(494,400)

[a]	In U.S. Dollar unless otherwise indicated.

Currency Abbreviations

CLP - Chilean Peso

EUR - Euro

INR - Indian Rupee

JPY - Japanese Yen

NZD - New Zealand Dollar

8. CREDIT RISK

The Fund has 19.66% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

10. REGULATORY MATTERS (continued)

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

TGI-27

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

TGI-28

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Shareholders shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2007, semi-annual report of the Fund.

TGI-29

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 2 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+21.81%	+10.63%	+9.51%

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (effective date), the average annual total return of Class 2 shares was +8.59%.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 2

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed the +20.65% return of the MSCI World Index for the period under review.1

Economic and Market Overview

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world’s central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity — whether petrodollars, corporate cash, private equity, household savings or central banks’ reserves — continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board’s decisions since June to hold the federal funds target rate at 5.25%, as well as with lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion.2 This figure surpassed the $3.4 trillion mark set in 2000.2 Announced deals from

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: “Can M&A’s ‘Best of Times’ Get Better?,” The Wall Street Journal, 1/2/07.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. By focusing on particular countries or sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests in a wide variety of countries or sectors. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago.3

With this economic backdrop, the non-U.S. equity markets — including emerging markets that remained a major magnet for global fund flows — led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the reporting period, our stock selection in the consumer discretionary, health care and information technology (IT) sectors contributed to Fund performance relative to the MSCI World Index.4 U.S. media stocks within the consumer discretionary sector such as satellite broadcast service provider The DIRECTV Group, media conglomerate News Corp. and cable operator Comcast were among the best performers. Pharmaceuticals company Merck was a notable performer in the health care sector, while video game company Nintendo and software giant Microsoft led the IT sector. In addition, our overweighting in the consumer discretionary sector and underweighting in the energy sector relative to the benchmark index helped Fund performance.5

3. Source: “TPG tops buy-out league with $101bn,” The Wall Street Journal, 12/27/06.

4. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; Internet and catalog retail; leisure equipment and products; media; and specialty retail in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The IT sector comprises computers and peripherals, electronic equipment and instruments, IT services, office electronics, semiconductors and semiconductor equipment, and software in the SOI.

5. The energy sector comprises oil, gas and consumable fuels in the SOI.

On the other hand, our stock selection and underweighted position in the financials sector hurt relative Fund performance the most in the 12 months under review.6 Detractors included Japan’s banking conglomerate Mitsubishi UFJ Financial Group, South Korea’s Kookmin Bank, insurer American International Group (AIG) and Japan’s leading brokerage house Nomura Holdings. Furthermore, our underweighting in the utilities sector had a negative impact on the Fund.7

From a geographic perspective, our holdings in the U.S. and Japan contributed the most to relative Fund performance, while positions in France and Spain detracted. Cash was also a drag on relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2006, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

6. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

7. The utilities sector comprises electric utilities and multi-utilities in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/06

Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp.	2.2%
Software, U.S.
Tyco International Ltd.	2.1%
Industrial Conglomerates, U.S.
News Corp., A	2.0%
Media, U.S.
American International Group Inc.	1.9%
Insurance, U.S.
Royal Bank of Scotland Group PLC	1.9%
Commercial Banks, U.K.
Siemens AG	1.9%
Industrial Conglomerates, Germany
Merck & Co. Inc.	1.7%
Pharmaceuticals, U.S.
Viacom Inc., B	1.7%
Media, U.S.
Pfizer Inc.	1.6%
Pharmaceuticals, U.S.
HSBC Holdings PLC	1.6%
Commercial Banks, U.K.

The dollar value, number of shares or principal amount, and names of portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 2

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,143.60	$5.46
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.14

*Expenses are equal to the annualized expense ratio for the Fund’s Class 2 shares (1.01%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.98	$12.98	$11.31	$8.67	$11.09

Income from investment operations[a]:
Net investment income[b]	0.29	0.24	0.21	0.17	0.17
Net realized and unrealized gains (losses)	2.67	0.92	1.61	2.63	(2.13)

Total from investment operations	2.96	1.16	1.82	2.80	(1.96)

Less distributions from:
Net investment income	(0.23)	(0.16)	(0.15)	(0.16)	(0.24)
Net realized gains	(0.55)	—	—	—	(0.22)

Total distributions	(0.78)	(0.16)	(0.15)	(0.16)	(0.46)

Net asset value, end of year	$16.16	$13.98	$12.98	$11.31	$8.67

Total return[c]	22.20%	9.06%	16.25%	32.62%	(18.32)%
Ratios/supplemental data
Net assets, end of year (000’s)	$413,871	$779,347	$800,118	$769,339	$665,537
Ratios to average net assets:
Expenses	0.78% [d]	0.82% [d]	0.86% [d]	0.88%	0.87%
Net investment income	1.93%	1.81%	1.75%	1.74%	1.69%
Portfolio turnover rate	20.29% [e]	22.16%	19.13%	37.43%	30.67%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.
[e]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 2	2006	2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.81	$12.83	$11.19	$8.59	$11.01

Income from investment operations[a]:
Net investment income[b]	0.24	0.20	0.17	0.13	0.13
Net realized and unrealized gains (losses)	2.63	0.93	1.61	2.62	(2.10)

Total from investment operations	2.87	1.13	1.78	2.75	(1.97)

Less distributions from:
Net investment income	(0.20)	(0.15)	(0.14)	(0.15)	(0.23)
Net realized gains	(0.55)	—	—	—	(0.22)

Total distributions	(0.75)	(0.15)	(0.14)	(0.15)	(0.45)

Net asset value, end of year	$15.93	$13.81	$12.83	$11.19	$8.59

Total return[c]	21.81%	8.86%	16.03%	32.13%	(18.49)%
Ratios/supplemental data
Net assets, end of year (000’s)	$2,821,818	$1,912,825	$1,189,112	$511,659	$190,054
Ratios to average net assets:
Expenses	1.03% [d]	1.07% [d]	1.11% [d]	1.13%	1.12%
Net investment income	1.68%	1.56%	1.50%	1.49%	1.44%
Portfolio turnover rate	20.29% [e]	22.16%	19.13%	37.43%	30.67%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Benefit of expense reduction rounds to less than 0.01%.
[e]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 90.5%
Aerospace & Defense 1.6%
BAE Systems PLC	United Kingdom	1,366,792	$11,395,867
[a]BAE Systems PLC, 144A	United Kingdom	364	3,035
Raytheon Co.	United States	552,687	29,181,874
[b]Rolls-Royce Group PLC	United Kingdom	1,349,842	11,836,105
[b]Rolls-Royce Group PLC, B	United Kingdom	49,539,201	98,470

			52,515,351

Air Freight & Logistics 1.0%
Deutsche Post AG	Germany	1,080,888	32,674,319

Auto Components 0.5%
Lear Corp.	United States	240,108	7,090,389
Valeo SA	France	202,767	8,439,401

			15,529,790

Automobiles 3.3%
Bayerische Motoren Werke AG	Germany	859,457	49,465,340
Harley-Davidson Inc.	United States	299,480	21,104,356
Peugeot SA	France	529,892	35,114,092

			105,683,788

Building Products 1.2%
American Standard Cos. Inc.	United States	394,750	18,099,287
Assa Abloy AB, B	Sweden	886,200	19,273,091

			37,372,378

Capital Markets 1.9%
The Bank of New York Co. Inc.	United States	831,996	32,755,682
Nomura Holdings Inc.	Japan	433,174	8,169,661
UBS AG	Switzerland	364,684	22,161,463

			63,086,806

Commercial Banks 8.0%
Banco Santander Central Hispano SA	Spain	605,923	11,309,859
Hana Financial Group Inc.	South Korea	161,640	8,499,135
HSBC Holdings PLC	United Kingdom	2,755,409	50,509,545
Kookmin Bank	South Korea	349,400	28,139,849
Mitsubishi UFJ Financial Group Inc.	Japan	3,886	47,989,415
Royal Bank of Scotland Group PLC	United Kingdom	1,560,360	60,900,713
[c]Shinsei Bank Ltd.	Japan	3,431,000	20,176,419
UniCredito Italiano SpA	Italy	3,502,597	30,700,724

			258,225,659

Commercial Services & Supplies 0.2%
Rentokil Initial PLC	United Kingdom	1,889,475	6,142,420

Computers & Peripherals 1.4%
Seagate Technology	United States	1,741,718	46,155,527

Diversified Consumer Services 0.8%
H&R Block Inc.	United States	1,080,479	24,894,236

Diversified Financial Services 0.6%
ING Groep NV	Netherlands	415,250	18,412,383

Diversified Telecommunication Services 4.3%
BCE Inc.	Canada	610,643	16,455,001
Belgacom	Belgium	233,162	10,270,801

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
France Telecom SA	France	1,428,670	$39,509,935
KT Corp., ADR	South Korea	862,201	21,856,795
Singapore Telecommunications Ltd.	Singapore	5,541,000	11,852,020
Telefonos de Mexico SA de CV, L, ADR	Mexico	604,945	17,095,746
Telenor ASA	Norway	1,194,827	22,466,718

			139,507,016

Electric Utilities 0.4%
Hong Kong Electric Holdings Ltd.	Hong Kong	2,443,681	11,968,434

Electronic Equipment & Instruments 0.7%
[b]Celestica Inc.	Canada	343,812	2,685,172
[b]Flextronics International Ltd.	Singapore	641,110	7,359,943
Hitachi Ltd.	Japan	1,996,278	12,443,720

			22,488,835

Food Products 2.2%
Nestle SA	Switzerland	112,864	40,105,135
Unilever NV	Netherlands	1,157,441	31,627,114

			71,732,249

Health Care Equipment & Supplies 1.4%
[b]Boston Scientific Corp.	United States	2,707,060	46,507,291
Olympus Corp.	Japan	800	25,135

			46,532,426

Health Care Providers & Services 0.6%
[b]Tenet Healthcare Corp.	United States	2,881,768	20,085,923

Hotels, Restaurants & Leisure 1.9%
Accor SA	France	369,590	28,638,395
Compass Group PLC	United Kingdom	5,578,849	31,683,480

			60,321,875

Household Durables 1.4%
Koninklijke Philips Electronics NV	Netherlands	912,198	34,402,477
Sony Corp.	Japan	263,169	11,275,355

			45,677,832

Industrial Conglomerates 4.2%
Siemens AG	Germany	602,004	60,077,456
Smiths Group PLC	United Kingdom	429,459	8,338,822
Tyco International Ltd.	United States	2,268,472	68,961,549

			137,377,827

Insurance 7.6%
ACE Ltd.	Bermuda	253,274	15,340,806
American International Group Inc.	United States	860,005	61,627,958
Aviva PLC	United Kingdom	2,227,806	35,862,409
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	175,630	30,371,088
Swiss Reinsurance Co.	Switzerland	367,341	31,230,994
Torchmark Corp.	United States	253,277	16,148,942
Willis Group Holdings Ltd.	United States	755,250	29,990,977
XL Capital Ltd., A	Bermuda	338,433	24,373,945

			244,947,119

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail 0.6%
[b]Expedia Inc.	United States	864,020	$18,127,140

IT Services 1.9%
Accenture Ltd., A	United States	969,457	35,802,047
Electronic Data Systems Corp.	United States	988,270	27,226,839

			63,028,886

Leisure Equipment & Products 2.0%
Eastman Kodak Co.	United States	1,484,649	38,303,944
FUJIFILM Holdings Corp.	Japan	643,837	26,449,053
Mattel Inc.	United States	7,329	166,075

			64,919,072

Media 12.0%
British Sky Broadcasting Group PLC	United Kingdom	2,318,893	23,705,083
[b]Comcast Corp., A	United States	862,068	36,103,408
[b]The DIRECTV Group Inc.	United States	1,645,844	41,047,349
[b]Interpublic Group of Cos. Inc.	United States	2,797,188	34,237,581
Mediaset SpA	Italy	1,237,070	14,680,618
News Corp., A	United States	3,066,692	65,872,544
Pearson PLC	United Kingdom	1,800,148	27,197,840
Reed Elsevier NV	Netherlands	2,518,906	42,960,056
Time Warner Inc.	United States	2,169,122	47,243,477
[b]Viacom Inc., B	United States	1,325,938	54,403,236

			387,451,192

Multi-Utilities 1.5%
DTE Energy Co.	United States	514,252	24,894,940
National Grid PLC	United Kingdom	1,745,761	25,213,729

			50,108,669

Office Electronics 0.8%
[b]Konica Minolta Holdings Ltd.	Japan	1,733,800	24,469,979

Oil, Gas & Consumable Fuels 5.0%
BP PLC	United Kingdom	2,926,978	32,529,366
El Paso Corp.	United States	2,309,384	35,287,387
Eni SpA	Italy	647,787	21,788,233
Repsol YPF SA	Spain	901,858	31,191,037
Royal Dutch Shell PLC, B	United Kingdom	1,145,483	40,154,290

			160,950,313

Paper & Forest Products 3.8%
International Paper Co.	United States	855,873	29,185,269
Sappi Ltd.	South Africa	1,108,320	18,580,717
Stora Enso OYJ, R	Finland	1,589,082	25,172,011
Svenska Cellulosa AB, B	Sweden	452,391	23,606,052
UPM-Kymmene OYJ	Finland	1,087,262	27,441,792

			123,985,841

Pharmaceuticals 8.0%
Abbott Laboratories	United States	266,915	13,001,430
Bristol-Myers Squibb Co.	United States	1,093,151	28,771,734
GlaxoSmithKline PLC	United Kingdom	1,604,908	42,241,534
Merck & Co. Inc.	United States	1,275,321	55,603,996
Novartis AG	Switzerland	351,524	20,265,529

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Pfizer Inc.	United States	1,988,323	$51,497,566
Sanofi-Aventis	France	278,917	25,754,496
Takeda Pharmaceutical Co. Ltd.	Japan	304,236	20,881,322

			258,017,607

Real Estate Management & Development 0.9%
Cheung Kong (Holdings) Ltd.	Hong Kong	1,199,833	14,768,196
Swire Pacific Ltd., A	Hong Kong	1,408,516	15,127,811

			29,896,007

Semiconductors & Semiconductor Equipment 1.6%
[b]Infineon Technologies AG	Germany	2,227,809	31,349,132
Samsung Electronics Co. Ltd.	South Korea	33,440	22,041,634

			53,390,766

Software 4.2%
[b]Cadence Design Systems Inc.	United States	789,718	14,143,849
Microsoft Corp.	United States	2,376,979	70,976,593
Nintendo Co. Ltd.	Japan	39,297	10,201,011
[b]Oracle Corp.	United States	2,348,500	40,253,290

			135,574,743

Specialty Retail 0.7%
[b]Chico’s FAS Inc.	United States	1,053,390	21,794,639

Wireless Telecommunication Services 2.3%
Advanced Info Service Public Co. Ltd., fgn.	Thailand	1,708,800	3,759,842
SK Telecom Co. Ltd.	South Korea	80,853	19,343,863
SK Telecom Co. Ltd., ADR	South Korea	108,491	2,872,842
Vodafone Group PLC	United Kingdom	17,441,861	48,332,530

			74,309,077

Total Common Stocks (Cost $2,254,499,848)			2,927,356,124

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Growth Securities Fund	Principal Amount	Value
Short Term Investments (Cost $307,272,235) 9.5%
U.S. Government and Agency Securities 9.5%
[d]Federal Home Loan Bank, 1/02/07	$49,518,000	$49,518,000
[d]FHLMC, 1/05/07	25,000,000	24,992,900
[d]FHLMC, 1/23/07	35,000,000	34,900,530
[d]FHLMC, 2/16/07	25,000,000	24,844,025
[d]FHLMC, 3/30/07	15,000,000	14,817,435
[d]FHLMC, 4/30/07	75,000,000	73,760,550
[d]FNMA, 1/19/07	40,000,000	39,909,080
[d]FNMA, 1/22/07	30,000,000	29,919,000
[d]FNMA, 5/08/07	15,000,000	14,736,195

		307,397,715

Total Investments (Cost $2,561,772,083) 100.0%		3,234,753,839
Other Assets, less Liabilities 0.0%[e]		935,584

Net Assets 100.0%		$3,235,689,423

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

[a]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the value of this security was $3,035, representing less than 0.1% of net assets.
[b]	Non-income producing for the twelve months ended December 31, 2006.
[c]	See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.
[d]	The security is traded on a discount basis with no stated coupon rate.
[e]	Rounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost	$2,561,772,083

Value	$3,234,753,839
Cash	135,731
Receivables:
Capital shares sold	4,296,706
Dividends	4,739,415

Total assets	3,243,925,691

Liabilities:
Payables:
Investment securities purchased	1,373,581
Capital shares redeemed	3,306,086
Affiliates	3,118,503
Accrued expenses and other liabilities	438,098

Total liabilities	8,236,268

Net assets, at value	$3,235,689,423

Net assets consist of:
Paid-in capital	$2,363,086,960
Undistributed net investment income	48,319,480
Net unrealized appreciation (depreciation)	673,051,568
Accumulated net realized gain (loss)	151,231,415

Net assets, at value	$3,235,689,423

Class 1:
Net assets, at value	$413,871,386

Shares outstanding	25,617,393

Net asset value and maximum offering price per share	$16.16

Class 2:
Net assets, at value	$2,821,818,037

Shares outstanding	177,114,983

Net asset value and maximum offering price per share	$15.93

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,681,980)	$65,878,317
Interest	10,165,600
Other income (Note 9)	141,632

Total investment income	76,185,549

Expenses:
Management fees (Note 3a)	20,781,515
Distribution fees - Class 2 (Note 3c)	5,676,318
Custodian fees (Note 4)	547,571
Reports to shareholders	401,006
Professional fees	103,461
Trustees’ fees and expenses	13,532
Other	65,105

Total expenses	27,588,508
Expense reductions (Note 4)	(18,313)

Net expenses	27,570,195

Net investment income	48,615,354

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Includes gains from a redemption in-kind of $68,398,083) (Note 8)	220,549,333
Foreign currency transactions	(42,606)

Net realized gain (loss)	220,506,727

Net change in unrealized appreciation (depreciation) on:
Investments	310,920,742
Translation of assets and liabilities denominated in foreign currencies	142,828

Net change in unrealized appreciation (depreciation)	311,063,570

Net realized and unrealized gain (loss)	531,570,297

Net increase (decrease) in net assets resulting from operations	$580,185,651

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$48,615,354	$37,640,984
Net realized gain (loss) from investments and foreign currency transactions	220,506,727	106,724,452
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	311,063,570	64,432,128

Net increase (decrease) in net assets resulting from operations	580,185,651	208,797,564

Distributions to shareholders from:
Net investment income:
Class 1	(6,338,891)	(9,572,633)
Class 2	(29,026,054)	(16,496,404)
Net realized gains:
Class 1	(15,619,027)	—
Class 2	(80,864,543)	—

Total distributions to shareholders	(131,848,515)	(26,069,037)

Capital share transactions: (Note 2)
Class 1	(460,756,992)	(78,704,685)
Class 2	555,937,357	598,918,011

Total capital share transactions	95,180,365	520,213,326

Net increase (decrease) in net assets	543,517,501	702,941,853
Net assets:
Beginning of year	2,692,171,922	1,989,230,069

End of year	$3,235,689,423	$2,692,171,922

Undistributed net investment income included in net assets:
End of year	$48,319,480	$35,116,077

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	816,455	$12,140,817	1,516,368	$19,918,799
Shares issued in reinvestment of distributions	1,610,999	21,957,918	740,916	9,572,633
Shares redeemed in-kind (Note 8)	(24,637,081)	(376,956,857)	—	—
Shares redeemed	(7,904,739)	(117,898,870)	(8,179,119)	(108,196,117)

Net increase (decrease)	(30,114,366)	$(460,756,992)	(5,921,835)	$(78,704,685)

Class 2 Shares:
Shares sold	44,417,686	$652,914,455	53,621,660	$698,169,420
Shares issued in reinvestment of distributions	8,154,097	109,754,141	1,291,809	16,496,404
Shares redeemed in-kind (Note 8)	(1,903,026)	(28,650,852)	—	—
Shares redeemed	(12,095,685)	(178,080,387)	(9,052,089)	(115,747,813)

Net increase (decrease)	38,573,072	$555,937,357	45,861,380	$598,918,011

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $45,089.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$35,364,945	$26,069,037
Long term capital gain	96,483,570	—

	$131,848,515	$26,069,037

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,562,483,733

Unrealized appreciation	$695,298,544
Unrealized depreciation	(23,028,438)

Net unrealized appreciation (depreciation)	$672,270,106

Undistributed ordinary income	$60,550,530
Undistributed long term capital gains	139,757,102

Distributable earnings	$200,307,632

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $923,899,844 and $533,760,642, respectively. Sales of investments excludes $405,607,709 of an in-kind redemption.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $68,398,083 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $139,767,620 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of Code, the Fund designates 45.94% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Shareholders shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2007, semi-annual report of the Fund.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

HSBC Asian Local Bond Index (ALBI) tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country sub-indexes of the HSBC ALBI.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/06, there were 114 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/06, there were 61 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying fund universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/06, there were 63 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation for performance figures for all funds within the Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/06, there were 100 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

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Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market.

Russell Midcap™ Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member will serve until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	142	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	57	None

Principal Occupation During Past 5 Years:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	143	Director, Hess Corporation (formerly Amerada Hess Corporation) (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	116	Director, Center for Creative Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	103	Director, Hess Corporation (formerly Amerada Hess Corporation) (exploration and refining of oil and gas) and Sentient Jet (private jet service); and formerly, Director, Becton Dickinson and Company (medical technology), Cooper Industries, Inc. (electrical products and tools and hardware), Health Net, Inc. (formerly Foundation Health) (integrated managed care), The Hertz Corporation (car rental), Pacific Southwest Airlines, The RCA Corporation, Unicom (formerly Commonwealth Edison), UAL Corporation (airlines) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.

BOD-1

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	142	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer—Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	126	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since February 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer—Finance and Administration	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
BARBARA J. GREEN (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; Vice President, Templeton Global Advisers Limited; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

KAREN L. SKIDMORE (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since February 2006 Secretary since April 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and officer of 30 of the investment companies in Franklin Templeton Investments.

CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
GALEN G. VETTER (1951) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Chief Financial Officer and Chief Accounting Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to December 31, 2006, S. Joseph Fortunato and Gordon S. Macklin ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Trustees has determined that there is at least one such financial expert on the Audit Committee and has designated Frank W.T. LaHaye as its audit committee financial expert. The Board believes that Mr. LaHaye qualifies as such an expert in view of his extensive business background and experience, including service as President and Director of McCormick Selph Associates from 1954 through 1965; Director and Chairman of Teledyne Canada Ltd. from 1966 through 1971; Director and Chairman of Quarterdeck Corporation from 1982 through 1998; and services as a Director of various other public companies including U.S. Telephone Inc. (1981-1984), Fisher Imaging Inc. (1991-1998) and Digital Transmissions Systems (1995-1999). In addition, Mr. LaHaye served from 1981 to 2000 as a Director and Chairman of Peregrine Venture Management Co., a venture capital firm, and has been a Member and Chairman of the Fund’s Audit Committee since its inception. As a result of such background and experience, the Board of Trustees believes that Mr. LaHaye has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. LaHaye is an independent Trustee as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/321-8563 or their insurance companies to request the SAI.

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Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (“Policies”) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (“Separate Account”) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2006 02/07

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $771,109 for the fiscal year ended December 31, 2006 and $729,089 for the fiscal year ended December 31, 2005.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,961 for the fiscal year ended December 31, 2006 and $4,955 for the fiscal year ended December 31, 2005. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $14,799 for the fiscal year ended December 31, 2006 and $0 for the fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $161,062 for the fiscal year ended December 31, 2006 and $5,835 for the fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e)  (1)  The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)  (2)  None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,822 for the fiscal year ended December 31, 2006 and $10,790 for the fiscal year ended December 31, 2005.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer -Finance and Administration
Date February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer -Finance and Administration
Date February 27, 2007

By	/s/ Galen G. Vetter
Galen G. Vetter
Chief Financial Officer
Date February 27, 2007